UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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Criteo S.A.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Proxy Statement

Criteo S.A.
32, Rue Blanche
75009 Paris, France

Criteo S.A. | 32, Rue Blanche, 75009 Paris, France
+33 1 4040 2290| www.criteo.com

To Our Shareholders:

What:	Our 2019 Annual Combined General Meeting of Shareholders (the “Annual General Meeting”)
When:	May 16, 2019 at 10:00 a.m., local time
Where:	32, Rue Blanche, 75009, Paris, France
Why:	At this Annual General Meeting, shareholders of Criteo S.A. (the “Company”) will be asked to:
Within the authority of the Ordinary Shareholders’ Meeting:
	1.	Renew the term of office of Mr. Hubert de Pesquidoux as Director;
	2.	Renew the term of office of Ms. Nathalie Balla as Director;
	3.	Renew the term of office of Ms. Rachel Picard as Director;
	4.	Ratify the provisional appointment of Ms. Marie Lalleman as Director;
	5.	Approve, on a non-binding advisory basis, the compensation for the named executive officers of the Company;
	6.	Approve the statutory financial statements for the fiscal year ended December 31, 2018;
	7.	Approve the consolidated financial statements for the fiscal year ended December 31, 2018;
	8.	Approve the discharge (quitus) of the members of the board of directors and the statutory auditors for the performance of their duties for the fiscal year ended December 31, 2018;
	9.	Approve the allocation of profits for the fiscal year ended December 31, 2018;
	10.	Ratify indemnification agreement entered into with Mr. Jean-Baptiste Rudelle (agreement referred to in Articles L. 225-38 et seq. of the French Commercial Code)
	11.	Approve indemnification agreement entered into with Mr. Benoit Fouilland (agreement referred to in Articles L. 225-38 et seq. of the French Commercial Code)
	12.	Ratify indemnification agreement entered into with Mr. Hubert de Pesquidoux (agreement referred to in Articles L. 225-38 et seq. of the French Commercial Code)
	13.	Ratify indemnification agreement entered into with Mr. James Warner (agreement referred to in Articles L. 225-38 et seq. of the French Commercial Code)
	14.	Ratify indemnification agreement entered into with Ms. Sharon Fox Spielman (agreement referred to in Articles L. 225-38 et seq. of the French Commercial Code)
	15.	Ratify indemnification agreement entered into with Mr. Edmond Mesrobian (agreement referred to in Articles L. 225-38 et seq. of the French Commercial Code)
	16.	Ratify indemnification agreement entered into with Ms. Nathalie Balla (agreement referred to in Articles L. 225-38 et seq. of the French Commercial Code)
	17.	Ratify indemnification agreement entered into with Ms. Rachel Picard (agreement referred to in Articles L. 225-38 et seq. of the French Commercial Code)
	18.	Delegate authority to the board of directors to execute a buyback of Company stock in accordance with Article L. 225-209-2 of the French Commercial Code;
Within the authority of the Extraordinary Shareholders’ Meeting:
19.
Delegate authority to the Board of Directors to reduce the Company’s share capital by cancelling shares as part of the authorization to the Board of Directors allowing the Company to buy back its own shares in accordance with the provisions of Article L. 225-209-2 of the French Commercial Code;

	20.	Approve an amendment to the Company’s By-laws setting the maximum number of Directors;
21.
Delegate authority to the board of directors to issue and grant non-employee warrants (bons de souscription d’actions) for the benefit of a category of persons meeting predetermined criteria, without shareholders’ preferential subscription rights;

22.
Approve the overall limits on the number of ordinary shares to be issued pursuant to resolution 15 (authorization to grant options to purchase or to subscribe shares), resolution 16 (authorization to grant time-based free shares/restricted stock units to employees of the Company and of its subsidiaries) and resolution 17 (authorization to grant performance-based free shares/restricted stock units to executives and certain employees of the Company and its subsidiaries) adopted by the Annual General Meeting of Shareholders held on June 28, 2017 and Resolution 21 above;

23.
Delegate authority to the Board of Directors to increase the Company’s share capital by issuing ordinary shares, or any securities giving access to the Company’s share capital, for the benefit of a category of persons meeting predetermined criteria (underwriters), without shareholders’ preferential subscription rights;

24.
Delegate authority to the Board of Directors to increase the Company’s share capital by issuing ordinary shares or any securities giving access to the Company’s share capital in the context of a private placement, without shareholders’ preferential subscription rights;

25.
Delegate authority to the Board of Directors to increase the number of securities to be issued as a result of a share capital increase pursuant to the delegation in Resolutions 23 and 24 above, with or without shareholders’ preferential subscription rights;

26.	Delegate authority to the Board of Directors to increase the Company’s share capital through incorporation of premiums, reserves, profits or any other amounts that may be capitalized; and
27.
Delegate authority to the board of directors to increase the Company’s share capital by way of issuing shares and securities giving access to the Company’s share capital for the benefit of members of a Company savings plan (plan d'épargne d’entreprise), as well as transact such other business as may properly come before the Annual General Meeting or any adjournment or postponement of the Annual General Meeting.
We intend that this notice of the Annual General Meeting and accompanying proxy materials will be first mailed to you, as a holder of record of Criteo S.A. ordinary shares as of April 12, 2019, on or about April 12, 2019. The Bank of New York Mellon, as the depositary (the “Depositary”), or a broker, bank or other nominee will provide the proxy materials to holders of American Depositary Shares, each of which represents one ordinary share of the Company (“ADSs”).
If you are a holder of ordinary shares at 12:00 a.m., Paris time, on May 14, 2019, you will be eligible to vote at the Annual General Meeting. You may (i) vote in person at the Annual General Meeting, (ii) vote by submitting your proxy card by mail, (iii) grant your voting proxy directly to the chairman of the Annual General Meeting, or (iv) grant your voting proxy to another shareholder, your spouse or your partner with whom you have entered into a civil union. If you vote in advance of the Annual General Meeting by submitting your proxy card, you will not be able to change your vote and you will not be able to vote in person at the meeting.
If you hold ADSs, you may instruct the Depositary, either directly or through your broker, bank or other nominee, how to vote the Ordinary Shares underlying your ADSs. Please note that only holders of ordinary shares, and not ADS holders, are entitled to vote directly at the Annual General Meeting. The Depositary has fixed a record date for the determination of holders of ADSs who shall be entitled to give such voting instructions. We have been informed by the Depositary that it has set the ADS record date for the Annual General Meeting as April 5, 2019. If you wish to have your votes cast at the meeting, you must obtain, complete and timely return a voting instruction form from the Depositary, if you are a registered holder of ADSs, or from your broker, bank or other nominee in accordance with any instructions provided therefrom.
Your vote is important. Please read the proxy statement and the accompanying materials. Whether or not you plan to attend the Annual General Meeting in person, and no matter how many ordinary shares or ADSs you own, please submit your proxy card or voting instruction form, as applicable, in accordance with the procedures described above.

By order of the Board of Directors

Jean-Baptiste Rudelle
Chairman and Chief Executive Officer
Paris, France

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING	2
BOARD OF DIRECTORS	9
RESOLUTIONS 1 TO 4: ELECTION OF DIRECTORS	18
DIRECTOR COMPENSATION	21
EXECUTIVE OFFICERS	26
EXECUTIVE COMPENSATION	27
COMPENSATION DISCUSSION AND ANALYSIS	27
COMPENSATION COMMITTEE REPORT	49
COMPENSATION TABLES	50
PAY RATIO DISCLOSURE	60
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION	61
RESOLUTION 5: ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	62
RESOLUTIONS 6 TO 9: VOTE ON THE 2018 FINANCIAL STATEMENTS, OFFICIAL DISCHARGE OF DIRECTORS AND STATUTORY AUDITORS AND ALLOCATION OF PROFITS	63
RESOLUTIONS 10 TO 17: VOTE ON AGREEMENTS REFERRED TO IN ARTICLES L 225-38 ET SEQ OF THE FRENCH COMMERCIAL CODE	64
AUDIT COMMITTEE REPORT	66
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	68
SECTION 16(a) OWNERSHIP REPORTING COMPLIANCE	69
OWNERSHIP OF SECURITIES	70
CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS	72
RESOLUTION 18: VOTE ON THE DELEGATION OF AUTHORITY TO THE BOARD OF DIRECTORS TO EXECUTE A BUYBACK OF COMPANY STOCK	74
RESOLUTION 19: VOTE ON THE DELEGATION OF AUTHORITY TO THE BOARD OF DIRECTORS TO REDUCE THE COMPANY’S SHARE CAPITAL BY CANCELING SHARES AS PART OF THE AUTHORIZATION TO BUY BACK SHARES	76
RESOLUTION 20: VOTE ON THE AMENDMENT OF CERTAIN PROVISIONS OF THE COMPANY’S BYLAWS (STATUTS)	77
RESOLUTIONS 21 AND 22: EQUITY RESOLUTIONS	78
RESOLUTION 21: VOTE ON THE DELEGATION OF AUTHORITY TO THE BOARD OF DIRECTORS TO ISSUE AND GRANT NON-EMPLOYEE WARRANTS (BONS DE SOUSCRIPTION D’ACTIONS)	93

RESOLUTION 22: APPROVAL OF THE OVERALL LIMITS ON THE NUMBER OF SHARES TO BE ISSUED PURSUANT TO RESOLUTION 15 (AUTHORIZATION TO GRANT OPTIONS TO PURCHASE OR TO SUBSCRIBE FOR SHARES), RESOLUTION 16 (AUTHORIZATION TO GRANT TIME-BASED FREE SHARES/RESTRICTED STOCK UNITS TO EMPLOYEES OF THE COMPANY AND ITS SUBSIDIARIES) AND RESOLUTION 17 (AUTHORIZATION TO GRANT PERFORMANCE-BASED FREE SHARES/RESTRICTED STOCK UNITS TO EXECUTIVES AND CERTAIN EMPLOYEES OF THE COMPANY AND ITS SUBSIDIARIES) ADOPTED BY THE 2017 ANNUAL GENERAL MEETING AND TO RESOLUTION 21 ABOVE	95
RESOLUTIONS 23 TO 25: FINANCIAL AUTHORIZATIONS	96
RESOLUTION 23: VOTE ON SHARE CAPITAL INCREASE THROUGH AN UNDERWRITTEN OFFERING, WITHOUT SHAREHOLDERS’ PREFERENTIAL SUBSCRIPTION RIGHTS	98
RESOLUTION 24: VOTE ON SHARE CAPITAL INCREASE IN THE CONTEXT OF A PRIVATE PLACEMENT, WITHOUT SHAREHOLDERS’ PREFERENTIAL SUBSCRIPTION RIGHTS	100
RESOLUTION 25: VOTE ON OVER-ALLOTMENT OPTION, AS PART OF A SHARE CAPITAL INCREASE PURSUANT TO THE DELEGATIONS IN RESOLUTIONS 23 AND 24	103
RESOLUTION 26: VOTE ON SHARE CAPITAL INCREASE THROUGH INCORPORATION OF PREMIUMS, RESERVES, PROFITS OR ANY OTHER AMOUNTS THAT MAY BE CAPITALIZED	104
RESOLUTION 27: VOTE ON SHARE CAPITAL INCREASE IN CONNECTION WITH A COMPANY SAVINGS PLAN (PLAN D’ÉPARGNE D’ENTREPRISE)	105
SHAREHOLDER RESOLUTIONS FOR THE 2020 ANNUAL MEETING OF SHAREHOLDERS	106
INCORPORATION BY REFERENCE	106
OTHER MATTERS	106
IMPORTANT NOTICE REGARDING DELIVERY OF SHAREHOLDER DOCUMENTS	108
ANNEX A: ENGLISH TRANSLATION OF FULL TEXT OF RESOLUTIONS TO BE VOTED ON AT THE ANNUAL GENERAL MEETING	Annex A-1
ANNEX B: ENGLISH TRANSLATION OF FRENCH GAAP STATUTORY FINANCIAL STATEMENTS	Annex B-1
ANNEX C: ENGLISH TRANSLATION OF IFRS CONSOLIDATED FINANCIAL STATEMENTS	Annex C-1
APPENDIX A: 2016 STOCK OPTION PLAN	Appendix A-1
APPENDIX B: 2015 TIME-BASED RSU PLAN	Appendix B-1
APPENDIX C: 2015 PERFORMANCE-BASED RSU PLAN	Appendix C-1

PRELIMINARY PROXY STATEMENT DATED MARCH 29, 2019 — SUBJECT TO COMPLETION

Criteo S.A.
32, Rue Blanche
75009 Paris – France

PROXY STATEMENT

FOR THE ANNUAL COMBINED GENERAL MEETING OF SHAREHOLDERS
To Be Held on May 16, 2019

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to be Held on May 16, 2019:

The proxy statement and annual report are available at
http://criteo.investorroom.com/annuals

This proxy statement is being furnished to you by the board of directors of Criteo S.A. (the “Company,” “Criteo,” “our,” “us,” or “we”) to solicit your proxy to vote your ordinary shares at our 2019 Annual General Meeting of Shareholders (the “Annual General Meeting”). The Annual General Meeting will be held on May 16, 2019 at 10:00 a.m., local time, at 32, Rue Blanche, 75009, Paris, France. We intend that this proxy statement and the accompanying proxy card will be first mailed on or about April 12, 2019 to holders of our ordinary shares, nominal value €0.025 per share (“Ordinary Shares”), as of April 12, 2019. The Bank of New York Mellon, as the depositary (the “Depositary”), or a broker, bank or other nominee will provide the proxy materials to holders of American Depositary Shares, each representing one ordinary share, nominal value €0.025 per share (“ADSs”).

QUESTIONS AND ANSWERS ABOUT THE ANNUAL GENERAL MEETING
Who is entitled to vote at the Annual General Meeting?
As of March 1, 2019, 66,019,315 Ordinary Shares were outstanding, of which 63,174,322 were represented by ADSs.
Holders of record of Ordinary Shares at 12:00 a.m., Paris time, on May 14, 2019 will be eligible to vote at the Annual General Meeting. A holder of ADSs registered in such holder’s name on the books of the Depositary (a “registered holder of ADSs”) may instruct the Depositary to vote the Ordinary Shares underlying its ADSs, so long as the Depositary receives such holder’s voting instructions by 5:00 p.m., Eastern Time, on May 13, 2019. A holder of ADSs held through a brokerage, bank or other account (a “beneficial holder of ADSs”) should follow the instructions that its broker, bank or other nominee provides to vote the Ordinary Shares underlying its ADSs. The Depositary has fixed a record date for the determination of holders of ADSs who shall be entitled to give such voting instructions. We have been informed by the Depositary that it has set the ADS record date for the Annual General Meeting at April 5, 2019.
What matters will be voted on at the Annual General Meeting?
There are 27 resolutions scheduled to be considered and voted on at the Annual General Meeting:

Within the authority of the Ordinary Shareholders’ Meeting
1.	Renew the term of office of Mr. Hubert de Pesquidoux as Director;
2.	Renew the term of office of Ms. Nathalie Balla as Director;
3.	Renew the term of office of Ms. Rachel Picard as Director;
4.	Ratify the provisional appointment of Ms. Marie Lalleman as Director;
5.	Approve, on a non-binding advisory basis, the compensation for the named executive officers of the Company;
6.	Approve the statutory financial statements for the fiscal year ended December 31, 2018;
7.	Approve the consolidated financial statements for the fiscal year ended December 31, 2018;
8.	Approve the discharge (quitus) of the members of the board of directors and the statutory auditors for the performance of their duties for the fiscal year ended December 31, 2018;
9.	Approve the allocation of profits for the fiscal year ended December 31, 2018;
10.	Ratify indemnification agreement entered into with Mr. Jean-Baptiste Rudelle (agreement referred to in Articles L. 225-38 et seq. of the French Commercial Code)
11.	Approve indemnification agreement entered into with Mr. Benoit Fouilland (agreement referred to in Articles L. 225-38 et seq. of the French Commercial Code)
12.	Ratify indemnification agreement entered into with Mr. Hubert de Pesquidoux (agreement referred to in Articles L. 225-38 et seq. of the French Commercial Code)
13.	Ratify indemnification agreement entered into with Mr. James Warner (agreement referred to in Articles L. 225-38 et seq. of the French Commercial Code)
14.	Ratify indemnification agreement entered into with Ms. Sharon Fox Spielman (agreement referred to in Articles L. 225-38 et seq. of the French Commercial Code)
15.	Ratify indemnification agreement entered into with Mr. Edmond Mesrobian (agreement referred to in Articles L. 225-38 et seq. of the French Commercial Code)
16.	Ratify indemnification agreement entered into with Ms. Nathalie Balla (agreement referred to in Articles L. 225-38 et seq. of the French Commercial Code)

17.	Ratify indemnification agreement entered into with Ms. Rachel Picard (agreement referred to in Articles L. 225-38 et seq. of the French Commercial Code)
18.	Delegate authority to the board of directors to execute a buyback of Company stock in accordance with Article L. 225-209-2 of the French Commercial Code;
Within the authority of the Extraordinary Shareholders’ Meeting
19.
Delegate authority to the Board of Directors to reduce the Company’s share capital by cancelling shares as part of the authorization to the Board of Directors allowing the Company to buy back its own shares in accordance with the provisions of Article L. 225-209-2 of the French Commercial Code;

20.	Approve an amendment to the Company’s By-laws setting the maximum number of Directors;
21.
Delegate authority to the board of directors to issue and grant non-employee warrants (bons de souscription d’actions) for the benefit of a category of persons meeting predetermined criteria, without shareholders’ preferential subscription rights;

22.
Approve the overall limits on the number of ordinary shares to be issued pursuant to resolution 15 (authorization to grant options to purchase or to subscribe shares), resolution 16 (authorization to grant time-based free shares/restricted stock units to employees of the Company and of its subsidiaries) and resolution 17 (authorization to grant performance-based free shares/restricted stock units to executives and certain employees of the Company and its subsidiaries) adopted by the Annual General Meeting of Shareholders held on June 28, 2017 and Resolution 21 above;

23.
Delegate authority to the Board of Directors to increase the Company’s share capital by issuing ordinary shares, or any securities giving access to the Company’s share capital, for the benefit of a category of persons meeting predetermined criteria (underwriters), without shareholders’ preferential subscription rights;

24.
Delegate authority to the Board of Directors to increase the Company’s share capital by issuing ordinary shares or any securities giving access to the Company’s share capital in the context of a private placement, without shareholders’ preferential subscription rights;

25.
Delegate authority to the Board of Directors to increase the number of securities to be issued as a result of a share capital increase pursuant to the delegation in Resolutions 23 and 24 above, with or without shareholders’ preferential subscription rights;

26.	Delegate authority to the Board of Directors to increase the Company’s share capital through incorporation of premiums, reserves, profits or any other amounts that may be capitalized; and
27.
Delegate authority to the board of directors to increase the Company’s share capital by way of issuing shares and securities giving access to the Company’s share capital for the benefit of members of a Company savings plan (plan d'épargne d’entreprise).

We encourage you to read the English translation of the full text of the resolutions, which can be found in Annex A.
What are the board of directors’ voting recommendations?
The board of directors recommends that you vote “FOR” the nominees of the board of directors in Resolutions 1 to 4 and “FOR” each of Resolutions 5 to 27.
If you hold ADSs, how do your rights differ from those who hold Ordinary Shares?
ADS holders do not have the same rights as holders of our Ordinary Shares. French law governs the rights of holders of our Ordinary Shares. The deposit agreement among the Company, the Depositary and holders of ADSs, and all other persons directly and indirectly holding ADSs, sets out the rights of ADS holders as well as the rights and obligations of the Depositary. Each ADS represents one Ordinary Share (or a right to receive one Ordinary Share) deposited with the principal Paris office of BNP Paribas Securities Services as custodian for the Depositary under the deposit agreement or any successor custodian. Each ADS also represents any other securities, cash or other property which may be held by the Depositary in respect of the depositary facility. The Depositary is the holder of the Ordinary Shares underlying the ADSs. The Depositary’s corporate trust office at which the ADSs are administered is located at 101 Barclay Street, New York, New York, 10286. The Depositary’s principal executive office is located at 225 Liberty Street, New York, New York, 10286.
From whom will I receive proxy materials for the Annual General Meeting?
If you hold Ordinary Shares registered with our registrar, BNP Paribas Securities Services, you are considered the shareholder of record with respect to those Ordinary Shares and will receive these proxy materials directly from us.
If you hold ADSs in your own name registered on the books of the Depositary, you are considered the registered holder of the ADSs and will receive these proxy materials from the Depositary. If you hold ADSs through a broker, bank or other nominee, you are considered the beneficial owner of the ADSs and you will receive the proxy materials from your broker, bank or other nominee.
How can I vote my Ordinary Shares or ADSs?
If you hold Ordinary Shares, you have the right to (i) vote in person at the Annual General Meeting, (ii) vote by submitting your proxy card by mail, (iii) grant your voting proxy directly to the chairman of the Annual General Meeting, or (iv) grant your voting proxy to another shareholder, your spouse or your partner with whom you have entered into a civil union, provided in each case that you are the holder of record of such Ordinary Shares at 12:00 a.m., Paris time, on May 14, 2019. You may vote in person at the Annual General Meeting so long as you do not submit your proxy card by mail or appoint a proxy in advance of the meeting. If you would like to submit your proxy card by mail, you must first request a proxy card from BNP Paribas Securities Services. The deadline for requesting a proxy card from BNP Paribas Securities Services is May 12, 2019. Then, simply mark the proxy card in accordance with the instructions, date and sign, and return it. If you choose to vote by mail, however, your proxy card must be received by BNP Paribas Securities Services by May 12, 2019 in order to be taken into account. If you cast your vote by appointing the chairman of the Annual General Meeting as your proxy, the chairman of the Annual General Meeting will vote your Ordinary Shares in accordance with the board of directors’ recommendations. If you appoint another shareholder, your spouse or your partner with whom you are in a civil union to act as your proxy, such proxy must be written and made known to the Company.
If you are a holder of ADSs, you may give voting instructions to the Depositary or your broker, bank or other nominee, as applicable, with respect to the Ordinary Shares underlying your ADSs. We have been informed by the Depositary that it has set the ADS record date for the Annual General Meeting as April 5, 2019. If you held ADSs as of that date, you have the right to instruct the Depositary, if you held your ADSs directly, or the right to instruct your broker, bank or other nominee, if you held your ADSs through such intermediary, how to vote. So long as the Depositary receives your voting instructions by 5:00 p.m., Eastern Time, on May 13, 2019, it will, to the extent practicable and subject to French law and the terms of the deposit agreement, vote the underlying Ordinary Shares as you instruct. If your ADSs are held through a broker, bank or other nominee, such intermediary will provide you with instructions on how you may give voting instructions with respect to the Ordinary Shares underlying your ADSs. Please check with your broker, bank or other nominee, as applicable, and carefully follow the voting procedures provided to you.
As an ADS holder, you will not be entitled to vote in person at the Annual General Meeting. To the extent you provide the Depositary or your broker, bank or other nominee, as applicable, with voting instructions, the Depositary will vote the Ordinary Shares underlying your ADSs in accordance with your instructions.
You also may exercise the right to vote the Ordinary Shares underlying your ADSs by surrendering your ADSs and withdrawing the Ordinary Shares represented by your ADSs pursuant to the terms described in the deposit agreement. However, it is possible that you may not have sufficient time to withdraw your Ordinary Shares and vote them at the upcoming Annual General Meeting as a holder of record of Ordinary Shares. Holders of ADSs may incur additional costs associated with the surrender process.
How will my Ordinary Shares be voted if I do not vote?
If you hold Ordinary Shares and do not (i) vote in person at the Annual General Meeting, (ii) vote by submitting your proxy card by mail, (iii) grant your voting proxy directly to the chairman of the Annual General Meeting, or (iv) grant your voting proxy to another shareholder, your spouse or your partner with whom you have entered into a civil union, your Ordinary Shares will not be counted as votes cast and will have no effect on the outcome of the vote with respect to any matter.
If you hold Ordinary Shares and you vote by mail, your Ordinary Shares will be treated as abstentions (which will be treated as a vote “AGAINST”) on any matters with respect to which you did not make a selection.
If you hold Ordinary Shares and grant your voting proxy directly to the chairman of the Annual General Meeting without specifying how you wish to vote with respect to a particular matter, your Ordinary Shares will be voted in accordance with the board of directors’ recommendations.
How will the Ordinary Shares underlying my ADSs be voted if I do not provide voting instructions to the Depositary or my broker, bank or other nominee?
If you are a registered holder of ADSs and do not provide voting instructions to the Depositary on how you would like the Ordinary Shares underlying your ADS to be voted on one or more matters or do not return your voting instruction form, pursuant to the terms of the deposit agreement, the Depositary will deem you to have instructed the Depositary to vote such Ordinary Shares on such uninstructed matters in accordance with the board of directors’ recommendations.
If you are a beneficial holder of ADSs and do not return your voting instruction form, your broker, bank or other nominee will not have discretionary authority to provide voting instructions to the Depositary on any such matter. Further, because such intermediaries are not permitted to exercise discretionary authority, there will be no broker non-votes with respect to any matter. Therefore, pursuant to the terms of the deposit agreement, the Depositary will deem you to have instructed the Depositary to vote the Ordinary Shares underlying such ADSs in accordance with the board of directors’ recommendations. If you are a beneficial holder of ADSs and return your voting instruction form but do not provide instructions on how you would like the Ordinary Shares underlying your ADSs to be voted with respect to a particular matter or all matters, the Ordinary Shares underlying your ADSs will be voted in accordance with the board of directors’ recommendations on all matters with respect to which you have not provided voting instructions.
How will my Ordinary Shares be voted if I grant my proxy to the chairman of the Annual General Meeting?
If you are a holder of Ordinary Shares and you grant your proxy to the chairman of the Annual General Meeting, the chairman of the Annual General Meeting will vote your Ordinary Shares in accordance with the board of directors’ recommendations. As a result, your Ordinary Shares would be voted “FOR” the nominees of the board of directors in Resolutions 1 to 4 and “FOR” each of Resolutions 5 to 27.
Could other matters be decided at the Annual General Meeting?
At this time, we are unaware of any matters, other than as set forth above and the possible submission of additional shareholder resolutions, as described under “Other Matters” elsewhere in this proxy statement, that may properly come before the Annual General Meeting.

Holders of Ordinary Shares: To address the possibility of another matter being presented at the Annual Meeting, holders of Ordinary Shares who choose to vote by mail may use their proxy card to (i) grant a proxy to the chairman of the Annual General Meeting to vote on any new matters that are proposed during the meeting, (ii) abstain from voting (which will be treated as a vote “AGAINST”) on such matters, or (iii) grant a proxy to another shareholder, a spouse or a partner with whom the holder of Ordinary Shares is in a civil union to vote on such matters. If no instructions are given with respect to matters about which we are currently unaware, your Ordinary Shares will be voted “AGAINST” such matters.
If a holder of Ordinary Shares chooses to grant a proxy to the chairman of the Annual General Meeting, with respect to either all matters or only any additional matters not disclosed in this proxy statement, the chairman of the Annual General Meeting shall issue a vote in favor of adopting such undisclosed resolutions submitted or approved by the board of directors and a vote against adopting any other such undisclosed resolutions.
Holders of ADSs: Ordinary Shares underlying ADSs will not be voted on any matter not disclosed in the proxy statement.
Who may attend the Annual General Meeting?
Holders of record of Ordinary Shares as of 12:00 a.m., Paris time, on May 14, 2019 and ADS holders as of April 5, 2019, or their duly appointed proxies, may attend the Annual General Meeting. Holders of Ordinary Shares may request an admission card for the Annual General Meeting by checking the appropriate box on the proxy form, dating and signing it, and returning the proxy form by regular mail or may present evidence of their status as a shareholder at the Annual General Meeting as of 12:00 a.m., Paris time, on May 14, 2019.
Holders of ADSs may be asked to provide proof of ownership in order to be admitted to the Annual General Meeting, such as their most recent account statement or other similar evidence confirming their ownership as of the ADS record date.
Holders of Ordinary Shares or ADSs can obtain directions to the Annual General Meeting by contacting our Investor Relations department by phone at +33 1 40 40 22 90 or by email at InvestorRelations@criteo.com.
Can I vote in person at the Annual General Meeting?
If you hold Ordinary Shares as of 12:00 a.m., Paris time, on May 14, 2019 you may vote in person at the Annual General Meeting unless you submit your proxy or voting instructions prior to the Annual General Meeting.
If you hold ADSs, you will not be able to vote the Ordinary Shares underlying your ADSs in person at the Annual General Meeting.
Can I change my vote?
If you hold Ordinary Shares and submit your proxy card to vote by mail or appoint a proxy in advance of the meeting, you will not be able to change your vote.
If you hold ADSs, directly or through a broker, bank or other nominee, you must follow the instructions provided by the Depositary or such broker, bank or other nominee if you wish to change your vote. The last instructions you submit prior to the deadline indicated by the Depositary or the broker, bank or other nominee, as applicable, will be used to instruct the Depositary how to vote the Ordinary Shares underlying your ADSs.

What is an “abstention” and how would it affect the vote?
With respect to Ordinary Shares, an “abstention” occurs when a shareholder votes by mail with instructions to abstain from voting regarding a particular matter or without making a selection with respect to a particular matter. With respect to ADSs, an abstention occurs when a shareholder sends proxy instructions to the Depositary to abstain from voting regarding a particular matter.
An abstention by a holder of Ordinary Shares or by a holder of ADSs will be counted toward a quorum and will be treated as a vote “AGAINST” matters on which such holder has abstained.
What are the quorum requirements for the resolutions?
In deciding the resolutions that are scheduled for a vote at the Annual General Meeting, each shareholder as of the record date is entitled to one vote per Ordinary Share. Under our By-laws, in order to take action on the resolutions, a quorum, consisting of the holders of 33 1/3% of the Ordinary Shares entitled to vote, must be present in person or by proxy. Abstentions and ADSs for which no voting instructions have been provided are treated as Ordinary Shares that are present for purposes of determining the presence of a quorum. If a quorum is not present, the meeting will be adjourned.
What are the voting requirements for the resolutions?
The affirmative vote of a majority of the total number of votes cast is required for the election of each director nominee named in Resolutions 1 to 4 and for the approval of each matter described in Resolutions 5 to 18. Under French law, this means that the votes cast “FOR” a nominee must exceed the aggregate of the votes cast “AGAINST” that nominee and abstentions, and the votes cast “FOR” a resolution must exceed the aggregate of the votes cast “AGAINST” that resolution and abstentions. For approval of Resolutions 19 through 27, the affirmative vote of two-thirds of the total number of votes cast, including abstentions, is required.
Who will count the votes?
Representatives of BNP Paribas Securities Services will tabulate the votes and act as inspectors of election.
Who will conduct the proxy solicitation and how much will it cost?
We are soliciting proxies from shareholders on behalf of our board of directors and will pay for all costs incurred by it in connection with the solicitation. In addition to solicitation by mail, the directors, officers and employees of Criteo and its subsidiaries may solicit proxies from shareholders of the Company in person or by telephone, facsimile or email without additional compensation other than reimbursement for their actual expenses.
We have retained Innisfree M&A Incorporated (“Innisfree”), a proxy solicitation firm, to assist us in the solicitation of proxies for the Annual General Meeting. Criteo will pay Innisfree a fee of approximately $50,000, as well as reimburse the firm for certain expenses and indemnify the firm against certain losses, costs and expenses.
We will make arrangements with the Depositary, brokers, banks and other nominees for the forwarding of solicitation material to the direct and indirect holders of ADSs, and we will reimburse the Depositary and such intermediaries for their related expenses.
Where can I find the documents referenced in this proxy statement?
The following documents are included in this proxy statement: (i) an English translation of the statutory financial statements of the Company for the fiscal year ended December 31, 2018 prepared in accordance with generally accepted accounting principles as applied to companies in France (“French GAAP”), (ii) an English translation of the consolidated financial statements of the Company for the fiscal year ended December 31, 2018 prepared in accordance with International Financial Reporting Standards (“IFRS”) as adopted by the European Union, and (iii) an English translation of the full text of the resolutions to be submitted to shareholders at the Annual General Meeting. This proxy statement will be accompanied by the Company’s Annual Report on Form 10-K, which includes the consolidated financial statements of the Company for the fiscal year ended December 31, 2018 prepared under generally accepted accounting principles as applied in the United States (“U.S. GAAP”). The Company’s Annual Report on Form 10-K was filed with the SEC on March 1, 2019 and is available on our website at ir.criteo.com. In addition, once available, the Report of the Board of Directors and the Management Report will be posted on our website at ir.criteo.com and filed with the SEC. Information contained on, or that can be accessed through, any website referenced herein does not constitute a part of this proxy statement. Websites referenced herein are included solely as an inactive textual reference.
You may obtain additional information, which we make available in accordance with French law, by contacting the Company’s Investor Relations department at Criteo S.A., 32, Rue Blanche, Paris, 75009 France, by telephone at +33 1 40 40 22 90 or by emailing InvestorRelations@criteo.com. Such additional information includes, but is not limited to, the statutory auditors’ reports and the report prepared by the independent expert appointed pursuant to the provisions of Article L. 225-209-2 of the French Commercial Code referenced in the resolutions described below.
Who can I contact if I have questions about voting my Ordinary Shares or ADSs or attending the Annual General Meeting?
If you have any questions about voting your Ordinary Shares or ADSs or attending the Annual General Meeting, please call our Legal department, in the United States at (646) 410-0400 (extension 5376) and outside the United States at +33 1 75 87 41 66, or our proxy solicitor, Innisfree, in the United States at (888) 750-5834 and outside the United States at +1 (412) 232-3651.

BOARD OF DIRECTORS
Director and Director Nominee Biographies
Jean-Baptiste Rudelle, one of our founders, was appointed Chairman of the board of directors and Chief Executive Officer on April 25, 2018. He previously served in the same roles from the creation of the Company until January 2016, and subsequently held the position of Executive Chairman of the board of directors until his reappointment as Chairman and Chief Executive Officer in April 2018. From 1999 to 2004, he founded and was the Chief Executive Officer of K-Mobile, a mobile content provider, which was acquired by AG Interactive, Inc., the online division of American Greetings Corporation, in June 2004, and he founded LESS, a ride-sharing startup for commuters and other short-distance riders, in October 2016 and served as its Chief Executive Officer. Mr. Rudelle received a degree in Engineering from Ecole Supérieure d’Électricité (Supélec). The board of directors believes that Mr. Rudelle’s extensive knowledge of the Company as one of our founders and his industry experience with technology companies qualify him to serve on, and allow him to make valuable contributions to, the board of directors.
Nathalie Balla has served as a member of our board of directors since June 2017. Since June 2014, Ms. Balla has served as Co-Chairman and Chief Executive Officer of La Redoute and Relais Colis. Ms. Balla is also currently the General Manager of New R SAS, which was the sole shareholder of La Redoute until Galeries Lafayette acquired 51% of La Redoute’s outstanding shares in April 2018. From 2009 to 2014, Ms. Balla served as Chief Executive Officer of La Redoute, a subsidiary of Redcats. Ms. Balla currently serves on the board of directors of Solocal Group SA. Ms. Balla has a Bachelor’s Degree from École supérieure de commerce (ESCP-EAP) of Paris and a PhD in Business Administration from Saint Gallen University. The board of directors believes that Ms. Balla’s extensive experience as an executive of an e-commerce company qualifies her to serve on, and will allow her to make valuable contributions to, the board of directors.
Marie Lalleman has been appointed as a member of our board of directors effective April 26, 2019. Since 2017, Ms. Lalleman has served as Executive Vice President, Global Client Solutions, at The Nielsen Company. From 2007 until 2017, Ms. Lalleman held various other executive and leadership positions at Nielsen, including Global Client Business Partner B&M Retailers - Carrefour, Member of Nielsen Europe, and Member of Nielsen Global Retailer Executive Team. Ms. Lalleman is a director of Mediametrie/Netratings SAS JV. Ms. Lalleman received a business degree from Kedge business school in Marseille. The board of directors believes that Ms. Lalleman’s experience in and knowledge of the diverse markets in which we operate, understanding of our business environment from various industry perspectives, and strong strategic thinking qualify her to serve on, and will allow her to make valuable contributions to, the board of directors.
Edmond Mesrobian has served as a member of our board of directors since February 2017. Since August 2018, Mr. Mesrobian has served as Chief Technology Officer of Nordstrom, Inc., a fashion retailer. Prior to that, Mr. Mesrobian served as Chief Technology Officer of Tesco PLC, a grocery and general merchandise retailer, since June 2015. From January 2011 to September 2014, Mr. Mesrobian served as Chief Technology Officer of Expedia, Inc., an online travel company. Mr. Mesrobian holds a B.S. degree in math and computer science, an M.Sc. degree in computer science and a Ph.D. in artificial intelligence and computer vision, all from University of California, Los Angeles. The board of directors believes that Mr. Mesrobian’s extensive experience as an executive of companies in the technology industry and his prior service on the board of directors of Apigee Corporation, an API platform that was acquired by Google Inc. in November 2016, qualify him to serve on, and allow him to make valuable contributions to, the board of directors.
Hubert de Pesquidoux has served as a member of our board of directors and chairman of the audit committee since October 2012. Mr. de Pesquidoux is currently Executive Partner at Siris Capital, a private equity firm focused on making control investments in data/telecom, technology and technology-enabled business service companies in North America, and Executive Chairman of both Premiere Global

Services, Inc. and Mavenir Systems (formerly Xura, Inc.). Until 2009, Mr. de Pesquidoux spent more than 20 years in various roles as a senior executive of Alcatel-Lucent SA. His last position was Chief Financial Officer of Alcatel-Lucent and President of its Enterprise Business Group. Mr. de Pesquidoux served as chairman of the board for Tekelec from May 2011 to January 2012 and served on the board of directors of Mavenir Systems from January 2012 to February 2015. He is currently the chairman of the audit committee and member of the board of directors of Sequans Communications S.A. and Radisys Corporation and a member of the board of directors of Transaction Network Services. The board of directors believes that Mr. de Pesquidoux’s experience and knowledge in the high-tech industry, as well as his broad financial expertise, qualify him to serve on, and allow him to make valuable contributions to, the board of directors.
Rachel Picard has served as a member of our board of directors and as chairwoman of the nomination and corporate governance committee since June 2017. Since October 2014, Ms. Picard has been the Chief Executive Officer of Oui.sncf (formerly Voyages SNCF) at SNCF Group. Prior to that, Ms. Picard was the Chief Executive Officer of SNCF Gares & Connexions at SNCF Group from June 2012 to September 2014. From October 2010 to April 2012, Ms. Picard was with Thomas Cook Group, first as Deputy General Manager of Tour Operating and Marketing, and subsequently as Chief Executive Officer of Thomas Cook. Ms. Picard is currently a member of the board of directors of Compagnie des Alpes, a French public company. Ms. Picard was a member of the board of directors of Unibail Rodamco for a short period in 2012. Ms. Picard has a Master’s Degree from HEC Paris. The board of directors believes that Ms. Picard’s extensive experience in developing and transforming large business entities and managing digital companies qualifies her to serve on, and will allow her to make valuable contributions to, the board of directors.
James Warner has served as a member of our board of directors and as chairman of the compensation committee since February 2013, and as our lead independent director since December 2013. Since January 2009, he has been a Principal of Third Floor Enterprises, an advisory firm specializing in digital marketing and media. From January 2000 until December 2008, Mr. Warner served in various leadership roles at aQuantive Inc., including as Executive Vice President at Razorfish Inc. (formerly Avenue A), which was acquired by Microsoft Corporation in August 2007. Prior to aQuantive, he held leadership positions at HBO, CBS and Primedia. Mr. Warner is also a member of the board of directors for Talix, Inc. and Ansira, Inc. From 2011 to 2016, Mr. Warner served as a member of the board of directors of Merkle, Inc., and from 2012 to 2016, he served as a member of the board of directors of Zoom, Inc. From 2009 to 2015, Mr. Warner served as a member of the board of directors of Healthline Networks, Inc. From 2011 to 2012, he served as a member of the board of directors of MediaMind Technologies Inc. Mr. Warner received a Bachelor of Arts degree from Yale University and a Master in Business Administration from Harvard Business School. The board of directors believes that Mr. Warner’s experience in the consumer and digital marketing and media industries qualifies him to serve on, and allows him to make valuable contributions to, the board of directors.
Family Relationships
There are no family relationships among any of our executive officers, directors or director nominees.
Board Leadership
Mr. Rudelle serves as the Chairman of the board of directors. Mr. Warner has served as our lead independent director since December 2013, and it is expected that he will continue in that role.
The Company’s governance framework provides the board of directors with flexibility to select the appropriate leadership structure for the Company. The board of directors has reviewed its leadership structure in light of the Company’s operating and governance environment and determined that Mr. Rudelle should serve as the Chairman of our board of directors, based on the board of directors’ belief that Mr. Rudelle’s in‑depth knowledge of the Company, keen understanding of the Company’s operations, proven leadership and vision position him to provide strong and effective leadership to the board of directors. The board of directors has determined to maintain its current leadership structure, taking into account the foregoing factors as well as the leadership and strategic vision Mr. Rudelle continues to bring to the Chairman position.
In addition, the board of directors continues to maintain the position of lead independent director that it created in 2013. The board of directors determined that it was appropriate to have a lead independent director for so long as the Chairman of the board of directors is holding an executive position, or otherwise is not an independent director. The lead independent director’s responsibilities include leading executive sessions of the board of directors; organizing topics for board of directors’ meeting agendas for review and approval; leading meetings; and coordinating with the Chairman on sensitive matters of consideration by the board of directors.
The board of directors does not have a policy that requires the combination or separation of the Chairman of the board of directors and Chief Executive Officer positions. Given the dynamic and competitive environment in which we operate, the board of directors continues to believe that retaining the flexibility to vary the leadership structure as appropriate based on certain circumstances over time is in the best interests of the Company and its shareholders at this time.
Code of Business Conduct and Ethics
We have adopted a Code of Business Conduct and Ethics (the “Code of Conduct”) that is applicable to all of our employees, officers and directors, including our chief executive and senior financial officers. The Code of Conduct is available on our website at ir.criteo.com under “Corporate Governance.” The audit committee is responsible for overseeing the Code of Conduct, and our board of directors is required to approve any waivers of the Code of Conduct for employees, executive officers and directors. We expect that any amendments to the Code of Conduct or waivers of its requirements required to be disclosed under the rules of the SEC or Nasdaq will be disclosed on our website.
Director Independence
Our nomination and corporate governance committee and our board of directors have undertaken a review of the independence of the directors using the current standards for “independence” established by Nasdaq and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out the responsibilities of a director. As a result of this review, our board of directors determined that Mses. Balla and Picard, and Messrs. de Pesquidoux, Mesrobian and Warner, who currently serve on our board of directors, and that Ms. Lalleman, who was appointed effective April 26, 2019, are “independent directors” as that term is defined under the applicable rules and regulations of the SEC and Nasdaq. Our board of directors determined that Ms. Sharon Fox Spielman, who gave notice of her decision to resign from the board of directors on March 1, 2019, effective April 25, 2019, also qualified as independent. In making these determinations, our board of directors considered the relationships that each non-employee director has with us and all other facts and circumstances our board of directors deemed relevant in determining the director’s independence, including the number of Ordinary Shares beneficially owned by the director and his or her affiliated entities, if any. In determining that Mses. Balla and Picard are independent under Nasdaq and other applicable standards, our board of directors considered that Ms. Balla is the co-chief executive officer of La Redoute and Ms. Picard is the chief executive officer of Oui.sncf, and that each of La Redoute and Oui.sncf is a customer of the Company and purchases retargeting and other services from the Company on arms-length terms in the ordinary course of business. For more information, see “Certain Relationships and Related Transactions—Other Relationships.”

Role of the Board in Risk Oversight
Our board of directors is primarily responsible for the oversight of our risk management activities and has delegated to the audit committee the responsibility to assist our board of directors in this task. The audit committee also monitors our system of disclosure controls and procedures and internal control over financial reporting and reviews contingent financial liabilities. The audit committee reviews and discusses with management, and, as appropriate, the Company’s auditors, the Company’s guidelines and policies with respect to risk assessment and risk management, including the Company’s major financial risk exposures and the steps taken to monitor and manage those exposures and the Company’s contingent financial liabilities. For a description of the principal duties and responsibilities of the audit committee, see “— Board Committees — Audit Committee” below.
While our board of directors oversees our risk management, our management is responsible for day-to-day risk management processes. Our board of directors expects our management to consider risk and risk management in each business decision, to proactively develop and monitor risk management strategies and processes for day-to-day activities and to effectively implement risk management strategies adopted by the board of directors. We believe this division of responsibilities is the most effective approach for addressing the risks we face.
Board Committees
The board of directors has established an audit committee, a compensation committee and a nomination and corporate governance committee, each of which operates pursuant to a separate charter adopted by our board of directors. The charters of each of the Company’s board committees and other governance materials can be accessed on our website at ir.criteo.com under “Corporate Governance.” The composition and functioning of all of our committees complies with all applicable requirements of the French Commercial Code, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Nasdaq and SEC rules and regulations. In accordance with French law, committees of our board of directors only have an advisory role and can only make recommendations to our board of directors. As a result, decisions are made by our board of directors taking into account non-binding recommendations of the relevant board committee.
Audit Committee. Our audit committee assists the board of directors in overseeing the Company’s corporate accounting and financial reporting process, the Company’s systems of internal control over financial reporting, risk management and audits of financial statements, the quality and integrity of the Company’s financial statements and reports, the qualifications, independence and performance of the Company’s independent auditor and statutory auditor, the performance of the Company’s internal audit function and the Company’s compliance program. The committee held five meetings in 2018. Messrs. de Pesquidoux and Warner and Ms. Balla currently serve on the committee, with Mr. de Pesquidoux serving as its chairman. Our board of directors has determined that each member of the committee is independent within the meaning of the applicable listing rules and the independence requirements contemplated by Rule 10A-3 under the Exchange Act. Our board of directors has further determined that Mr. de Pesquidoux, Ms. Balla and Mr. Warner qualify as financially sophisticated under Nasdaq rules. In addition, our board of directors has determined that each of Mr. de Pesquidoux and Ms. Balla is an “audit committee financial expert” as defined by SEC rules and regulations, based, in the case of Mr. de Pesquidoux, on his extensive prior experience in the principal financial officer role during his tenure as Chief Financial Officer of Alcatel-Lucent SA, and in the case of Ms. Balla, her extensive experience directly supervising principal financial and accounting officers as the Chief Executive Officer of La Redoute. The principal duties and responsibilities of our audit committee include:

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making recommendations on the appointment and retention of our independent registered public accounting firm to serve as independent auditor to audit our consolidated financial statements, assessing the independence and qualifications of the independent auditor, overseeing the independent auditor’s work and advising on the determination of the independent auditor’s compensation;

•	making recommendations with respect to proposed engagements of the independent auditor, including the scope of and plans for audit or non-audit services;

•	reviewing and discussing with management and our independent auditors the results of the annual audit;

•
reviewing the Company’s internal quality control procedures and conferring with management and the independent auditor regarding the adequacy and effectiveness of the Company’s internal control over financial reporting;

•
reviewing and discussing with management and, as appropriate, the auditors, the Company’s guidelines and policies with respect to risk assessment and risk management, including the Company’s major financial risk exposures and the steps taken by management to monitor and control these exposures;

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reviewing and recommending procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, as well as for the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters;

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reviewing the results of management’s efforts to monitor compliance with the Company’s programs designed to ensure adherence to applicable laws and regulations, as well as the Code of Conduct, including reviewing and making recommendations with respect to related person transactions;

•
reviewing and making recommendations, under applicable French and U.S. rules, with respect to the financial statements proposed to be included in any of the Company’s reports to be filed with the SEC, reviewing disclosure discussing the Company’s financial performance in any reports to be filed with the SEC, reviewing earnings press releases and financial information and earnings guidance provided to analysts and ratings agencies and preparing any reports of the audit committee as may be required by the SEC; and

•
reviewing any significant issues that arise regarding accounting principles and financial statement presentation, conflicts or disagreements between management and the independent auditor or other financial reporting issues and reporting to the board of directors with respect to related material issues.

Nasdaq rules require that the audit committee have the specific audit committee responsibilities and authority necessary to comply with Rule 10A-3(b)(2), (3), (4) and (5) under the Exchange Act, which requires, among other things, that the audit committee have direct responsibility for the appointment, compensation, retention and oversight of our auditors, establishment of procedures for complaints made and selection of consultants with respect to its duties. However, Rule 10A-3 provides that if the laws of a company’s home country prohibit the full board of directors from delegating such responsibilities to the audit committee, the audit committee’s powers with respect to such matters may instead be advisory. As indicated above, under French law, our audit committee may only have an advisory role and make recommendations to our board of directors. Moreover, Rule 10A-3 also provides that its audit committee requirements do not conflict with any laws of a company’s home country that require shareholder approval of such matters. Under French law, our shareholders must appoint, or renew the appointment of, the statutory auditors once every six fiscal years. In accordance with the applicable requirements of the French Commercial Code, we have two statutory auditors. Our shareholders renewed the term of office of Deloitte & Associés, our independent registered public accounting firm, at the 2017 Annual General Meeting, and the term of office of RBB Business Advisors at the 2018 Annual General Meeting.

Compensation Committee. Our compensation committee assists our board of directors in reviewing, making recommendations to our board of directors regarding, and overseeing matters related to the compensation of our executive officers and directors, including establishing and overseeing the Company’s compensation philosophy, policies, plans and programs. The committee held nine meetings in 2018. Messrs. Warner and Mesrobian and Ms. Picard currently serve on the committee, with Mr. Warner serving as its chairman. Our board of directors has determined that each member of the committee is independent within the meaning of the applicable Nasdaq and SEC rules. The principal duties and responsibilities of our compensation committee include:

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reviewing and making recommendations to the board with respect to the overall compensation strategy and policies for the Company, including making recommendations to the board of directors regarding performance goals and objectives of the Chief Executive Officer and other senior management, reviewing regional and industry-wide compensation practices and trends and evaluating and recommending to the board of directors the compensation plans and programs, key terms of employment, severance and other compensation-related policies advisable for the Company;

•	making recommendations to the board of directors with respect to the determination and approval of the compensation and other terms of employment of the Chief Executive Officer;

•	making recommendations regarding the compensation of executive officers and certain members of senior management, as appropriate;

•	reviewing and making recommendations to the board of directors regarding the compensation paid to independent directors;

•	reviewing and making recommendations to the board of directors with respect to other personnel and compensation matters, including benefits plans and insurance coverage;

•	reviewing and evaluating risks associated with the Company’s compensation programs;

•
reviewing and discussing with management the compensation discussion and analysis and other compensation information that we may be required to include in SEC filings and preparing any reports of the compensation committee on executive compensation as may be required by the SEC; and

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considering the results of shareholder advisory votes on executive compensation and on the frequency of such an advisory vote, as required by Section 14A of the Exchange Act and, to the extent it deems appropriate, taking such results into consideration in connection with the review and approval of executive compensation.

The charter for our compensation committee allows the compensation committee to delegate its authority to subcommittees, as appropriate.
The compensation of members of our senior management is determined by the board of directors, taking into account recommendations from our compensation committee. In the case of members of senior management other than our Chairman and Chief Executive Officer, our board of directors also takes into account recommendations from our Chairman and Chief Executive Officer.
Under French law, we must obtain shareholder approval at a general meeting of shareholders in order to authorize the board of directors to grant equity compensation. Generally, we ask shareholders to give our board of directors the authority to decide on the specific terms of the grant of equity compensation, within the limits of the shareholders’ authorization. The most recent authorization to grant equity compensation was given to our board of directors at the 2017 Annual General Meeting. The compensation committee is responsible for evaluating and making recommendations to the board of directors with respect to our equity plans.
Our compensation committee engages compensation consultants from time to time to assist in evaluating the design and assessing the competitiveness of our executive compensation. For more detailed information on the role of compensation consultants, see “Executive Compensation–Compensation Discussion and Analysis – Compensation Philosophy and Objectives – Participants in the Compensation Process – Role of Compensation Consultant” elsewhere in this proxy statement.
Nomination and Corporate Governance Committee. Our nomination and corporate governance committee mainly assists our board of directors in overseeing all aspects of the company’s corporate governance functions and making recommendations to the board of directors regarding corporate governance issues. The committee also identifies, reviews, evaluates and recommends to our board of directors candidates to serve as directors. The committee held five meetings in 2018. Ms. Picard and Mr. Warner currently serve on the committee, with Ms. Picard serving as its chairwoman. Ms. Fox also will continue to serve on the committee until her resignation from the board of directors effective April 25, 2019. Our board of directors has determined that each member of the committee is independent within the meaning of the applicable Nasdaq and SEC rules. The principal duties and responsibilities of our nomination and corporate governance committee include:

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identifying, reviewing, evaluating and recommending to the board of directors the persons to be nominated for election as directors and to each of the committees of the board of directors and establishing related policies, including consideration of any potential conflicts of interest, applicable independence and experience requirements and any other relevant factors that the committee considers appropriate in the context of the needs of the board of directors;

•	reviewing and assessing the performance of management and the board of directors, including committees of the board of directors;

•	overseeing the composition of the board of directors and its committees;

•	assessing the independence of directors;

•	developing and recommending to the board of directors corporate governance principles and practices; and

•	reviewing with the Chief Executive Officer plans for succession to the offices of the Company’s executive officers.
The charter for our nomination and corporate governance committee allows the committee to delegate its authority to subcommittees, as appropriate.
Nomination of Directors
Our board of directors believes that it should be composed of directors with diverse, complementary backgrounds, and that directors should, at a minimum, exhibit proven leadership capabilities and possess experience at a high level of responsibility within their chosen fields. When considering a candidate for director, the nomination and corporate governance committee considers whether the directors, both individually and collectively, can and do provide the experience, judgment, commitment, skills and expertise appropriate to lead the Company in the context of its industry. In addition, the nomination and corporate governance committee considers a nominee’s expected contribution to the diversity of skills, background, experiences and perspectives, as well as whether such nominee could provide added value to any of the committees of the board of directors, given the then existing composition of the board of directors as a whole. The nomination and corporate governance committee also provides input and guidance regarding the independence of directors, for formal review and approval by our board of directors.
Prior to nominating a sitting director for re-election at an annual meeting of shareholders, in addition to the factors described above, the nomination and corporate governance committee will consider the director’s past attendance at, and participation in, meetings of the board of directors and the committees on which the director sits, as well as the director’s formal and informal contributions to the work of the board of directors and its committees. The nomination and corporate governance committee will also consider feedback received during the annual committee assessment process, as well as general, overall board assessments conducted from time to time. The nomination and corporate governance committee considers each director nominee’s experience, judgment, commitment, skills and expertise relevant to service on our board of directors.
When seeking candidates for director, the nomination and corporate governance committee may solicit suggestions from incumbent directors, management, shareholders and others. Additionally, the board of directors has in the past used and may continue to use the services of third-party search firms to assist in the identification and analysis of appropriate candidates. In 2016 and 2017, for example, Heidrick & Struggles assisted the board of directors in identifying two of our board members, Ms. Balla and Ms. Picard, both based in Europe. Ms. Lalleman, who was appointed to our board of directors effective April 26, 2019, was identified as a candidate by our lead independent director, after an initial search launched by Renovata, a search firm. After conducting an initial evaluation of a prospective candidate, members of the board of directors will interview that candidate if they believe the candidate might be suitable. The Chairman of the board of directors or the lead independent director may also ask the candidate to meet with certain members of executive management. If the nomination and corporate governance committee believes a candidate would be a valuable addition to the board of directors, it may recommend to the board of directors that candidate’s appointment or election, who, in turn, can submit the candidate for consideration by the shareholders.
The nomination and corporate governance committee will consider candidates for director recommended by a shareholder or group of shareholders who meet the requirements set forth in Articles L. 225-105 and R. 225-71 of the French Commercial Code. The nomination and corporate governance committee will evaluate such recommendations applying its regular nomination criteria and considering the additional information set forth below. Eligible shareholders wishing to recommend a candidate for nomination as a director are requested to send the recommendation in writing to: Board of Directors, Criteo, 32, Rue Blanche, 75009 Paris, France. The nomination and corporate governance committee will accept recommendations of director candidates throughout the year; however, in order for a recommended director candidate to be considered by the nomination and corporate governance committee for nomination to stand for election at an upcoming annual meeting of shareholders, the recommendation must be received no fewer than 25 days prior to the date of the Company’s annual meeting of shareholders. A shareholder recommendation must contain the following information:

•	the text of the resolution to appoint the director candidate;

•	a brief explanation of the reason for such recommendation;

•	information about the director nominee set forth in Article R. 225-83 5○ of the French Commercial Code; and

•	an affidavit to evidence the requisite share holdings.
In connection with its evaluation of director candidates, the nomination and corporate governance committee or the board of directors may request additional information from the candidate or the recommending shareholder and may request an interview with the candidate. The nomination and corporate governance committee has discretion to decide which individuals, if any, to recommend for nomination as directors to the board of directors, provided that any such nomination will be reviewed by the full board of directors. The board of directors then makes a recommendation to the shareholders.
Executive Sessions of Non‑Management Directors
In order to promote discussion among the non‑management directors, regularly scheduled executive sessions (i.e., meetings of non‑management directors without management present) are held to review such topics as the non-management directors determine. Mr. Warner, our lead independent director, presides at our executive sessions.
Communications with the Board of Directors
The board of directors has established a process to facilitate communication between shareholders and other interested parties and our directors, including our lead independent director. All communications by shareholders and other interested parties can be sent to: General Counsel, Criteo, 32, Rue Blanche, 75009 Paris, France. Communications are distributed to the board of directors or to any specific director(s), as appropriate. Items unrelated to the duties and responsibilities of the board of directors or otherwise unsuitable for distribution to the board of directors will be redirected.
Directors’ Attendance at Board, Committee and Annual Meetings
The board of directors held 12 meetings (of which six were in-person and six were telephonic) during 2018. Each incumbent director attended at least 75% of the aggregate of the meetings of the board of directors and meetings held by all committees on which such director served during 2018. A director’s retainer fees are reduced if such director does not attend 100% of the five regularly-scheduled in-person meetings held by the board of directors during the fiscal year, provided that each director is permitted to attend one such meeting telephonically or by video conference without his or her retainer fees being reduced. In addition, a director may attend a meeting telephonically or by video conference without his or her retainer fees being reduced if such director is unable to attend in person due to a change in the date or location of the physical meeting after the board of directors establishes its meeting calendar for any particular fiscal year. The directors did not receive any additional compensation in respect of the sixth in-person meeting. For more information, see “Director Compensation” elsewhere in this proxy statement.
Directors are invited but not required to attend the annual meeting of shareholders. Mr. Rudelle attended the 2018 Annual General Meeting of Shareholders.

RESOLUTIONS 1 TO 4:

ELECTION OF DIRECTORS
General
We currently have seven directors. Under French law and our By-laws, our board of directors must be composed of between three and 18 members, subject to an amendment to our By-laws which would reduce the maximum number of directors to 10 and which we are asking our shareholders to approve pursuant to Resolution 20. Directors are elected, re-elected and may be removed at a shareholders’ general meeting with a simple majority vote of our shareholders. Currently, pursuant to our By-laws, our directors are elected for two-year terms.
Our By-laws also provide, in accordance with French law, that our directors may be removed with or without cause by the affirmative vote of the holders of at least a majority of the votes of the shareholders present, represented by a proxy or voting by mail at the relevant ordinary shareholders’ meeting. In addition, our By-laws provide, in accordance with French law, that any vacancy on our board of directors resulting from the death or resignation of a director may be filled by vote of a majority of our directors then in office, provided there are at least three directors remaining, and provided further that there has been no shareholders’ meeting since such death or resignation. Directors chosen or appointed to fill a vacancy are elected by the board of directors for the remaining duration of the current term of the replaced director. The appointment must be ratified at the shareholders’ general meeting following such election by the board of directors. In the event the board of directors is composed of less than three directors as a result of vacancies, the remaining directors shall immediately convene a shareholders’ general meeting to elect one or several new directors in order for there to be at least three directors serving on the board of directors at any given time, in accordance with French law.
As of January 1, 2017, French law requires that our board of directors be composed of no less than 40% men or women, respectively. During 2017 and until April 2018, we availed ourselves of an exception to this rule applicable to French companies with boards of directors with eight or fewer members. Under the applicable exception, our board of directors is required to have a difference of no more than two members between the number of men and women. Since April 2018, we have been in compliance with this rule without resorting to the exception.

The following table sets forth information regarding each continuing director and director nominee, including his or her age, as of March 1, 2019.

Name	Age	Current Position	Director Since	Term Expiration Year
Jean-Baptiste Rudelle	49	Chairman	2006	2020
Nathalie Balla(1)	51	Director	2017	2019
Marie Lalleman(3)	55	Director	2019	2020
Edmond Mesrobian(4)	58	Director	2017	2020
Hubert de Pesquidoux(1)	53	Director	2012	2019
Rachel Picard(2)(4)	52	Director	2017	2019
James Warner(1)(2)(4)	65	Lead Independent Director	2013	2020

(1)	Member of the audit committee.
(2)	Member of the nomination and corporate governance committee.
(3)	Ms. Lalleman was appointed by the board of directors effective April 26, 2019 for the remainder of Ms. Fox’s two-year term in office, expiring in 2020.
(4)	Member of the compensation committee.
In addition, in compliance with French labor law, in 2011 the Company formed a Comité d’Entreprise, or Works’ Council, composed of representatives elected from among the employees. Two of these representatives are entitled to attend all meetings of the board of directors and meetings of the shareholders in an observer capacity.
Pursuant to ordinance N°2017-1386, the Company shall form, before January 1, 2020, a social and economic committee (comité social et économique) that includes the employer and a staff delegation composed of representatives elected among the employees, in replacement of the Works’ Council. Criteo’s formation of such social and economic committee is scheduled to occur in May 2019. We expect that two of these representatives, appointed to a four year term, shall be entitled to attend all meetings of the board of directors, and two of these representatives shall be entitled to attend all meetings of the shareholders in an observer capacity.
Director Nominees
The board of directors, based on the recommendation of the nomination and corporate governance committee, has nominated Mr. de Pesquidoux, Ms. Balla, and Ms. Picard to be elected directors at the Annual General Meeting. In addition, the shareholders are being asked to ratify the provisional appointment by the board of directors of Ms. Lalleman, who was appointed to the board effective April 26, 2019 to fill the vacancy created by Ms. Fox’s resignation.
Each of the nominees for director to be elected at the Annual General Meeting currently serves as a director of the Company. Ms. Lalleman was identified as a director candidate by our lead independent director and recommended for appointment as a member of the board of directors by the nomination and corporate governance committee. The board of directors believes that Ms. Lalleman’s experience in and knowledge of the diverse markets in which we operate, understanding of our business environment from various industry perspectives, and strong strategic thinking qualify her to serve on, and will allow her to make valuable contributions to, the board of directors.
Other than Ms. Lalleman (who will hold office for the remainder of Ms. Fox’s term, which ends at the 2020 Annual General Meeting), each director elected at the Annual General Meeting will hold office until the 2021 Annual General Meeting. Each director elected at the Annual General Meeting will serve until his or her successor is duly elected and qualified.

If any nominee at the time of election is unable or unwilling to serve or is otherwise unavailable for election, and as a consequence thereof other nominees are designated, then the persons named in the proxy or their substitutes will have the discretion and authority to vote or to refrain from voting for other nominees in accordance with their judgment.
Given the unique and indispensable skills and expertise, and the dedication and value that each of Mr. de Pesquidoux, Ms. Balla, Ms. Picard and Ms. Lalleman bring to our board of directors, we request that, pursuant to Resolutions 1 through 4, you approve:
•the renewal of the term of office of Mr. de Pesquidoux;
•the renewal of the term of office of Ms. Balla;
•the renewal of the term of office of Ms. Picard; and
•the ratification of the provisional appointment of Ms. Lalleman.
For the full text of Resolutions 1 to 4, please see Annex A.
RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
RESOLUTIONS 1 TO 4.

DIRECTOR COMPENSATION
Director Compensation Table
The following table sets forth compensation information for each person who served as a non-employee member of our board of directors during 2018. Mr. Rudelle, who served as our Executive Chairman until April 25, 2018 and as our Chief Executive Officer for the remainder of the 2018 fiscal year following April 25, 2018, and Eric Eichmann, who served as our Chief Executive Officer and as a member of our board of directors for a portion of the 2018 fiscal year until April 25, 2018, are not included in this table, as they were executive officers of the Company for the periods in 2018 during which they served. The compensation received by Messrs. Rudelle and Eichmann for 2018 is described under “Executive Compensation—Compensation Discussion and Analysis–Elements of Executive Compensation Program” and under “Executive Compensation–Summary Compensation Table” and the tables that follow. Mr. Eichmann did not receive any compensation for his services as a member of our board of directors during 2018. For the portion of the 2018 fiscal year until April 25, 2018, Mr. Rudelle received half of his compensation in his capacity as Chief Executive Officer of Criteo Corp. and the other half in his capacity as Executive Chairman. As a result, a pro-rated portion of the amounts shown in the “All Other Compensation” column in the Summary Compensation Table under “Executive Compensation” and a pro-rated portion of 50% of the other amounts shown in the Summary Compensation Table for Mr. Rudelle for 2018 were paid to Mr. Rudelle in his capacity as Chairman of our board of directors in respect of the portion of the 2018 fiscal year during which he served.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Warrant Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(3)	Total ($)(3)
Nathalie Balla(1)	50,338	—	196,750	—	—	36,270	283,358
Sharon Fox(4)	44,234	—	196,750	—	—	35,374	276,358
Edmond Mesrobian	46,632	—	196,750	—	—	35,726	279,108
Hubert de Pesquidoux	59,058	—	196,750	—	—	37,550	293,358
Rachel Picard(5)	288,066	—	—	—	—	123,457	411,523
James Warner	81,512	—	196,750	—	—	40,846	319,108

(1)
The cash portion of Ms. Balla’s compensation for her service as a director was paid in euros rather than U.S. dollars. For purposes of this disclosure, such amount has been converted from euros to U.S. dollars at a rate of €1.00 = $1.2214, €1.00 = $1.2079, €1.00 = $1.1716, €1.00 = $1.1671 and €1.00 = $1.1416, which represent the respective exchange rates on the dates of payment of Ms. Balla’s cash attendance fees.

(2)
In accordance with French law, the acquisition of non-employee warrants, or Bons de Souscription d’Actions (“BSAs”), by our directors is subject to the payment of a subscription price that must be at least equal to the fair market value of such BSAs on the date of grant. The amounts reported in the Warrant Awards column reflect the subscription price of the BSAs, which is equal to the aggregate grant date fair value of such BSAs, computed in accordance with FASB ASC Topic 718 Compensation - Stock Compensation (“ASC Topic 718”). To account for the required subscription price, the independent directors received additional compensation from the Company equivalent in value to $200,000 as grossed up to account for withholding taxes and social contributions, and eligible to offset the subscription price for the BSAs up to the amount shown. See “Independent Director Compensation” below. For information regarding the assumptions used in determining the fair value of a warrant, please refer to Note 18 of the Company’s Annual Report on Form 10-K as filed with the SEC on March 1, 2019.
For 2018, the subscription price of the warrant awards for all directors who subscribed for BSA totaled $196,750 rather than $200,000 because the maximum award amount of 150,000 BSA had been reached for each such director. The difference of $3,250 was paid to the directors in cash.
All of our directors chose to subscribe for BSAs in 2018 other than Ms. Picard, who chose to accept her equity attendance fees in cash and invest an amount equal to the subscription price of the warrants she would have otherwise received in Criteo securities purchased on the open market and to hold such securities for a period of time mirroring the vesting of the BSAs.

The aggregate number of BSAs held by each independent director as of December 31, 2018 was as follows:

Name	Number of BSAs
Nathalie Balla	28,915
Sharon Fox	46,325
Edmond Mesrobian	35,825
Hubert de Pesquidoux	78,740
Rachel Picard	5,875
James Warner	95,990

(3)
The amounts reported in the “All Other Compensation” column reflect gross-ups to the cash amounts paid to the directors on account of withholding taxes in the total amount of $7,389 for Ms. Balla, $6,493 for Ms. Fox, $6,845 for Mr. Mesrobian, $8,669 for Mr. de Pesquidoux, $52,657 for Ms. Picard and $11,965 for Mr. Warner, and gross-ups in respect of social contributions in the amount of $70,782 for Ms. Picard. In addition, the “All Other Compensation” column reflects Company-paid taxes in respect of the subscription price of the BSAs in the total amount of $28,881 for each of Ms. Balla, Ms. Fox, Mr. Mesrobian, Mr. de Pesquidoux and Mr. Warner. No such taxes were paid by the Company on behalf of Ms. Picard for 2018 because she did not subscribe for BSAs. See “–Independent Director Compensation” below for a discussion of the BSAs granted to non-employee members of our board of directors in 2018.

(4)	Ms. Fox resigned from our board of directors effective April 25, 2019.
(5)
On October 25, 2018, the board of directors authorized an increase in the amount of attendance fees to be granted to Ms. Picard to account for the negative tax impact she incurred as a French tax resident in connection with the attendance fees paid to her in 2017 for the subscription of her warrants. The amount of the increase was $66,058 in cash.

Independent Director Compensation
Directors (other than Mr. Rudelle with respect to the portion of 2018 during which he served as Executive Chairman prior to his appointment as Chairman and Chief Executive Officer) who are not independent receive no remuneration for service as a member of our board of directors or any committee of the board, but are reimbursed for reasonable expenses incurred in connection with attending board and committee meetings.
The compensation committee is responsible for reviewing and recommending the compensation for the non-employee members of our board of directors for approval. The compensation committee reviews our independent director compensation annually and, with the assistance of its independent compensation consultant, designs and updates director compensation to maintain competitive compensation levels and structures.
In making decisions regarding independent director compensation, the compensation committee considers data provided by its compensation consultant regarding independent director compensation at the companies in our compensation peer group (the composition of our compensation peer group is described below under “Executive Compensation–Compensation Discussion and Analysis”). Total average compensation for each of our independent directors is generally targeted at the median of our peer group total average director compensation.
The compensation committee believes that a combination of cash and equity is the best way to attract and retain directors with the background, experience and skills necessary for a company such as ours, and is in line with our industry’s practice. Pursuant to French law, non-employee directors may not be granted stock options or RSU awards. As a result, the additional fees that we pay to directors to facilitate their investment in Company securities are a key element of our independent director compensation and our strategy to remain competitive against our peers in the advertising technology industry.
Non-employee directors are entitled to receive additional fees amounting to approximately $200,000 (assuming 100% attendance at the regularly scheduled in-person board meetings for the applicable fiscal year), grossed up for any applicable withholding tax and social security charges, which may be used to subscribe for warrants (under the form of bons de souscription d’actions, or “BSA”) or, alternatively, to purchase Criteo shares on the open market.
Each non-employee member of our board of directors receives (i) an initial grant of the right to subscribe for $200,000 in BSAs upon being appointed, reduced proportionately for any scheduled in-person meetings during that fiscal year that they do not attend, and (ii) an annual grant of the right to subscribe for $200,000 in BSAs for each subsequent fiscal year, conditioned on the independent director having attended at least 80% of the board’s scheduled in-person meetings for that year. Independent directors must either (i) subscribe for BSAs (in which case they may use their grants of additional fees to offset the subscription price of the BSAs, which must be at least equal to the fair market value of the BSAs on the date of grant in accordance with French law) or (ii) accept their grants of additional fees in cash and use such cash to purchase Company securities on the open market. The payment of these additional fees, regardless of whether used to offset the BSA subscription price or invested in Company securities on the open market, constitutes taxable compensation to these directors.
Any BSAs subscribed for by the independent directors are subject to a four-year vesting period and can thereafter be exercised by the holder by paying the corresponding exercise price. The amounts reported in the column titled “Warrant Awards” in the Director Compensation table above reflect the amount of the subscription price of the BSAs, which is equal to the aggregate grant date fair value of such BSAs. Each independent director who chooses to subscribe for BSAs and to offset the subscription price against his or her additional fees may nonetheless elect to receive up to 25% of such fees in cash to pay his or her personal taxes or social security charges that arise in connection with such fees.
Alternatively, if a director elects to not subscribe for all of the BSAs granted to him or her (other than to the extent due to the director’s decision to receive fees in cash to pay personal taxes or social security charges) and instead chooses to receive his or her additional fees in cash, he or she must invest an amount at least equal to the subscription price of such BSAs in Company shares bought on the open market and hold them for a period that would be equal to the vesting period of the BSAs that he or she would have otherwise received.
For fiscal year 2018, Compensia, Inc. (“Compensia”), the compensation committee’s compensation consultant, conducted a review of our independent director compensation compared to the competitive market. Compensia’s analysis showed that overall compensation for our independent directors was generally below or in line with the median for our peer group. See “Executive Compensation—Compensation Discussion and Analysis” for details on the composition of our compensation peer group.

For fiscal year 2018, we increased the amount of annual cash attendance fees from $40,000 to $45,000 and increased the compensation committee membership fee from $5,000 to $6,000 to better align with our peer median as shown in the chart below.

In addition, we increased our independent directors’ flexibility with respect to the additional fees we pay them for purposes of investing in Company securities; for 2018, they are able to elect between:
•subscribing for BSAs (and using their additional fees to offset the subscription price), or
•receiving such additional fees in cash (subject to their agreement to invest an amount equal to such fees in Company securities purchased on the open market that must be held for four years).
Other than this increased flexibility and the increases to certain attendance fees described above, we retained the same director compensation arrangements that were in place for 2017. The components of independent director compensation were as follows:

Compensation Element	Director Compensation
Annual cash attendance fees(1)	$45,000
Annual equity attendance fees(2)	$200,000(3) in BSAs that vest over four years, or cash that must be used to purchase shares on the open market that must be held for four years(4)
Committee membership fees(1)	$10,000 for audit committee $6,000 for compensation committee $3,000 for nomination and corporate governance committee
Committee Chair fees(1)	$20,000 for audit committee $15,000 for compensation committee $10,000 for nomination and corporate governance committee
Lead Independent Director fee(1)	$20,000
New director equity award (one-time grant)(5)	$200,000(3) in BSAs that vest over four years, or cash that must be used to purchase shares on the open market that must be held for four years(4)
(1)    Fees paid to directors are contingent, subject to limited exceptions described below, on in-person attendance at 100% of the five scheduled ordinary in-person board of directors’ meetings and four scheduled ordinary in-person committee meetings and are reduced pro-rata to the extent of any absence from such meetings; provided (i) directors are allowed to attend one meeting per year (where in-person attendance otherwise would be required) by telephone or video conference without their 100% participation rate being affected, and (ii) in the event that a regularly scheduled in-person board of directors’ meeting is changed during the course of the year, a director’s attendance at such meeting by telephone or video conference will not affect his or her 100% participation rate.

(2) Directors do not receive the annual equity attendance fees for the year that they join the board of directors.
(3)    The equity attendance fees (both the initial grant and annual fees) can be used to subscribe for warrants or, alternatively, purchase shares on the open market. The amount shown is grossed up to take into account: (i) when allocated to non-French residents, a withholding tax of 12.8% payable by the Company; and (ii) when allocated to French residents, a withholding tax of 12.8% (prélèvements obligatoires) and social contributions of 17.2% (contributions sociales) payable by the Company (i.e., 30% in total).

(4)    One quarter of the BSA award vests on the first anniversary of the date of grant and the remainder vests in 12 equal quarterly installments thereafter. If a director elects to receive their equity award in cash and use such cash to purchase Company shares on the open market, such shares must be held for a period equal to the vesting period of the BSAs the director would have otherwise received.

(5)    Prorated for directors who join during the year, upon discretion of the board of directors. If a director resigns or is removed from the board of directors before the first anniversary of his or her new director equity award, the entire award is forfeited.

EXECUTIVE OFFICERS
The following table sets forth information regarding our current executive officers, including their ages, as of March 1, 2019:

Name	Age	Position(s)
Jean-Baptiste Rudelle(1)	49	Chairman and Chief Executive Officer
Benoit Fouilland	54	Chief Financial Officer
Mary Spilman	51	Chief Operating Officer
Dan Teodosiu	52	Chief Technology Officer
Ryan Damon(2)	46	Executive Vice President, General Counsel and Secretary

(1)
Biographical information for Mr. Rudelle is provided above under “Board of Directors – Director and Director Nominee Biographies.” On April 25, 2018, Mr. Rudelle assumed the role of Chief Executive Officer. Mr. Eichmann ceased serving as our Chief Executive Officer on that same date.

(2)	Our board of directors determined that Mr. Damon was an executive officer of the Company effective as of March 1, 2019.
Benoit Fouilland has served as our Chief Financial Officer since March 2012. From September 2009 to March 2012, he served as Senior Vice President and Chief Financial Officer for the Europe, Middle East and Africa (EMEA) region of SAP SE (formerly SAP AG), a multinational software corporation. From April 2008 to September 2009, Mr. Fouilland was the Chief Financial Officer of Business Objects S.A., an enterprise software company which was acquired by SAP SE in 2007. Mr. Fouilland received a Master in Business Administration degree from INSEAD, a Diplôme d’Études Supérieures Spécialisées degree in Financial Audit from Université Paris Dauphine and a Business degree from the ESLSCA Graduate School of Business in Paris.
Mary “Mollie” Spilman has served as our Chief Operating Officer since October 2017, and formerly served as our Chief Revenue Officer from August 2014 until October 2017. Prior to joining Criteo, Ms. Spilman was with Millennial Media, Inc. where she served as Executive Vice President, North America and Chief Marketing Officer from October 2012 to April 2013 and as Executive Vice President, Global Sales and Operations, from April 2013 to August 2014. From January 2010 to September 2012, Ms. Spilman was with Yahoo! Inc., where she served in several roles, with her last role being Chief Marketing Officer. Ms. Spilman received a B.A. degree from Trinity College.
Dan Teodosiu has served as our Chief Technology Officer since May 2016. Prior to that, he was our Executive Vice President, Engineering from February 2013 to May 2016. From March 2011 to December 2012, Mr. Teodosiu was with Google, where he served as Engineering Director. Mr. Teodosiu received a B.S. degree from Politehnica University of Bucharest and M.S. and PhD degrees in Computer Science from Stanford University.
Ryan Damon has served as our Executive Vice President, General Counsel and Secretary since August 2018. Prior to joining Criteo, Mr. Damon was with Riverbed Technology, where he served as Senior Vice President, General Counsel and Secretary from April 2015 through July 2018, and served in other senior legal roles from July 2007 through April 2015. Mr. Damon has also held senior legal roles at Charles Schwab and was an attorney with the law firm of Gunderson Dettmer in Silicon Valley, representing start-up technology companies and venture capital investors. Mr. Damon received a B.A. in Geography with a Specialization in Computing from the University of California at Los Angeles and a J.D. from the University of California, Hastings.

EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS
The following compensation discussion and analysis provides comprehensive information and analysis regarding our executive compensation program for 2018 for our named executive officers and provides context for the decisions underlying the compensation reported in the executive compensation tables in this proxy statement. For 2018, our named executive officers included (i) our principal executive officers during 2018; (ii) our principal financial officer; and (iii) our other two executive officers, other than the principal executive officer and the principal financial officer, who were serving as executive officers as of the end of the fiscal year. Unless otherwise noted, titles referred to in this section are as of December 31, 2018. For the year ended December 31, 2018, our named executive officers were:

Jean-Baptiste Rudelle	Chief Executive Officer (principal executive officer)
Benoit Fouilland	Chief Financial Officer (principal financial officer)
Mary Spilman	Chief Operating Officer
Dan Teodosiu	Chief Technology Officer
Eric Eichmann	Former Chief Executive Officer
Certain amounts in this Compensation Discussion and Analysis relating to compensation in 2018 have been converted from euros to U.S. dollars at a rate of €1.00 = 1.181026, which represents average exchange rates for the year ended December 31, 2018, and certain amounts relating to compensation in 2017 have been converted from euros to U.S. dollars at a rate of €1.00 = $1.129354, which represents average exchange rates for the year ended December 31, 2017.
We believe that we have a strong team of executives who have the ability to execute our strategic and operational priorities. The combination of strong executive leadership and highly talented and motivated employees played a key role in our solid financial performance in 2018, as described below.
2018 Financial and Operating Highlights
We are a global technology company building the leading Advertising Platform for the Open Internet, which we define as the open, non-proprietary environment that allows advertisers and publishers to choose the partner they want to work with, decide when and how they share data, and control how to measure success. We strive to deliver impactful business results at scale to commerce companies and consumer brands by meeting their multiple marketing goals at their targeted return on investment. Using shopping data, predictive technology and large consumer reach, we help our clients drive Awareness, Consideration and Conversion1 for their products and services, and help retailers generate advertising revenues from consumer brands. Our data is pooled among our clients and offers deep insights into consumer intent and purchasing habits. To drive measurable results for clients, we activate our data assets through proprietary artificial intelligence ("AI") technology to engage consumers in real time through the pricing and delivery of highly relevant digital advertisements ("ads"), across devices and environments. By pricing our offering on a range of pricing models and measuring our value based on clear, well-defined performance metrics, we make the return on investment transparent and easy to measure for advertisers.
1 Driving Awareness for an advertiser means exposing its brand name to consumers who have not been in touch with the advertiser before, thereby creating brand awareness from such consumers. Driving Consideration for an advertiser's products or services means attracting prospective new consumers to consider engaging with and/or buying this advertiser's products or services. Driving Conversion for an advertiser's products or services means triggering a purchase by consumers who have already engaged with this advertiser's products or services in the past.

Our vision is to build the leading Advertising Platform for the Open Internet by enabling commerce companies and consumer brands, using our modular and flexible technology platform, to address multiple marketing goals across the open Internet.
Leadership Transition:
On April 25, 2018, our board of directors reappointed Jean-Baptiste Rudelle, the Company’s founder and Executive Chairman, to the role of Chief Executive Officer. On the same date, Eric Eichmann stepped down from his position as the Company’s Chief Executive Officer, a position he had held since January 1, 2016. Mr. Eichmann continued providing services to the Company through September 2018 as an advisor to the Chief Executive Officer.
As Executive Chairman and prior to his return to the Chief Executive Officer position, Mr. Rudelle’s total direct compensation—including base salary, cash bonus, and long-term incentive compensation in the form of equity awards—was targeted at 30% of then-current Chief Executive Officer Mr. Eichmann’s compensation, which was paid 50% in the United States in U.S. dollars and 50% in France in Euro, based on time commitment and a review of the scope of his role. In connection with Mr. Rudelle’s return to the Chief Executive Officer position, our compensation committee determined that Mr. Rudelle would receive the same compensation (at then-current exchange rates, in the case of Mr. Rudelle’s annual base salary) paid to Mr. Eichmann for the remainder of 2018. Like Mr. Eichmann’s compensation in his role as Chief Executive Officer, just over 50% of Mr. Rudelle’s target total annual direct compensation was performance based.
For more information on the specific elements of compensation paid to each of our executives, including Mr. Rudelle, please see “Elements of Executive Compensation” below and “Compensation Tables—Summary Compensation Table.”
2018 Financial Highlights:
In 2018, we demonstrated positive growth in a challenging environment:

•	Revenue increased slightly from $2,297 million in 2017 to $2,300 million in 2018;

•	Revenue excluding traffic acquisition costs, which we refer to as Revenue ex-TAC, which is a non-GAAP financial measure, increased 2.3% from $941 million in 2017 to $966 million in 2018;

•	Net income decreased slightly from $97 million in 2017 to $96 million in 2018; and

•	Adjusted EBITDA, which is a non-GAAP financial measure, increased 3.5% from $310 million in 2017 to $321 million in 2018.
Revenue ex-TAC and Adjusted EBITDA are non-GAAP measures. We define Revenue ex-TAC as our revenue excluding traffic acquisition costs. We define Adjusted EBITDA as our consolidated earnings before interest, taxes, depreciation and amortization, adjusted to eliminate the impact of equity awards compensation expense, pension service costs, restructuring costs, acquisition-related costs and deferred price consideration. Traffic acquisition costs consist of purchases of impressions from publishers. We purchase impressions directly from publishers or third-party intermediaries, such as advertising exchanges. We recognize cost of revenue on a publisher by publisher basis as incurred. Costs owed to publishers but not yet paid are recorded in our consolidated statements of financial position as accounts payable and accrued expenses. Please refer to footnotes 3 and 5 to the Other Financial and Operating Data table in “Item 6—Selected Financial Data” of our Annual Report on Form 10-K for a reconciliation of Revenue ex-TAC to revenue and Adjusted EBITDA to net income, in each case the most directly comparable financial measure calculated and presented in accordance with GAAP.
The following charts show the growth of our revenue, Revenue ex-TAC, net income, Adjusted EBITDA and cash flow from operating activities over the past three years:

2018 Operating Highlights:

•	As of December 31, 2018, we served over 19,000 clients, while maintaining an average client retention rate of approximately 90%[2] over the past three years;
2 Average client retention rate is measured on a quarterly basis and excludes Criteo Retail Media and the business acquired from Manage.com Group, Inc.

•
We continued to add new solutions addressing broader marketing goals and value propositions to our portfolio. This includes the 2018 rollout of Criteo Retail Media, our retail facing technology platform that allows retailers to monetize their inventory and audiences with brands, the expansion of Criteo Marketing Solutions, our full-funnel suite of solutions for advertisers, as well as the early rollout of elements of our self-service platform, which provides powerful, comprehensive tools to all of our clients across the board to set up and monitor their campaigns;

•
We continued to innovate and improve our technology to broaden and refine our reach, including continued improvement and refinement of Criteo Shopper Graph, a highly differentiated group of data collectives built through collaboration and data pooling within our open ecosystem of commerce and brand clients, which is one of the world’s biggest and most open data sets focused on shoppers;

•
We have continued to explore acquisition opportunities and executed two acquisitions in 2018: Manage.com Group, Inc., a Silicon Valley-based company with an attractive app install advertising solution, and Storetail SA, a Paris-based pioneering retail media technology platform enabling retailers to monetize native placements on their ecommerce sites; and

•
We continued to improve the Criteo Engine, including through the addition of new variables for enhanced prediction bidding on in-app inventory, which, given the amount of time users spend on mobile apps, is a key technology improvement.

2018 Executive Compensation Highlights
Highlights of our executive compensation program for 2018 include:

•
We continue to maintain rigorous short- and long-term incentive compensation programs for our executive officers to ensure fair ongoing pay-for-performance outcomes and strong alignment with our shareholders:

◦
We paid annual incentive bonuses to our named executive officers with funding at between 55.5% and 65.5% of target, reflecting the rigor of our incentive compensation program and its strenuous Company performance targets, despite high overall achievement of our executives’ individual goals, as described below under the heading “—Elements of Executive Compensation Program—Annual Incentive Bonus”;

◦
The PSUs granted to our named executive officers in 2018 were not earned, as we failed to achieve our threshold Revenue ex-TAC growth level for 2018. As a result, target PSU awards with a total grant date fair value of $6,889,627 to our named executive officers in 2018 were forfeited, unearned; and

◦
The stock options granted to our named executive officers in 2018 will only deliver realizable value over time if our stock price appreciates from the date of grant. Our named executive officers have not yet realized value from these grants.

•
We updated our compensation peer groups to maintain alignment with key attributes of the Company (including our industry, market capitalization and certain financial attributes, such as annual revenue and annual revenue growth), and to reflect the Company’s position in the market and determined executive compensation levels with reference, in part, to these reasonable comparator groups;

•
We continued the practice by which a majority of our executive officers’ target total direct compensation opportunity is paid in the form of long-term performance-based equity incentives, including performance stock units (“PSUs”) and stock options, both of which vest over four years, and only provide realizable pay opportunities for executives with demonstrated growth in Company value over time or achievement of measurable, objective, pre-determined performance goals; and

•	We maintained performance targets for executive bonuses that give more importance to quantitative measures of Company performance over qualitative performance goals for our named executive officers, in order to align our executives’ interests even more closely with those of our shareholders.

Executive Compensation Policies and Practices
We maintain several policies and practices, including compensation-related corporate governance standards, consistent with our executive compensation philosophy:

What We Do	What We Don’t Do
•    Clawback policy allows recoupment of incentive compensation paid to executive officers if our financial statements are the subject of a restatement or in the event of misconduct
•    Performance-based equity incentives
•    Performance-based annual incentive bonus
•    Caps on performance-based cash and equity compensation
•    Annual compensation program review and, where appropriate, alignment with our compensation peer group; review of external competitive market data when making compensation decisions
•    Significant portion of executive compensation contingent upon corporate performance, which directly influences stockholder return
•    Four-year equity award vesting periods, including a one-year performance period and a two-year initial vesting cliff for PSUs
•    Prohibition on short sales, hedging of stock ownership positions and transactions involving derivatives of our ADSs
•    Limited executive perquisites
•    Independent compensation consultant engaged by our compensation committee

•    No “single-trigger” change of control benefits
•    No post-termination retirement or pension non-cash benefits or perquisites for our executive officers that are not available to our employees generally
•    No tax “gross-ups” for change of control benefits
•    No employment agreements with executive officers that contain guaranteed salary increases, bonuses or equity compensation
•    No discounted stock options or option re-pricings
•    No payment or accrual of dividends on unvested stock option, PSU or RSU awards

Executive Pay Mix for 2018
The charts below show the pay mix for 2018 of our Chief Executive Officer and all of our other executive officers as a group. These charts illustrate the predominance of performance-based compensation and long-term incentive compensation through equity awards in our executive compensation program. We believe that this weighting of components allows us to reward our executives for achieving or exceeding our financial, operational and strategic performance goals, and align our executives’ long-term interests with those of our shareholders.
The pay mix shown under “Other NEOs” above shows the average of the relative components of all of our named executive officers other than our Chief Executive Officer. For more information on the pay mix for our named executive officers, please see “Compensation Tables—Summary Compensation Table.”
Realizable Pay for 2018
Because our compensation committee aims to align executives’ incentives with shareholder value creation, the majority of our named executive officers’ compensation is composed of equity awards, the value of which is significantly impacted by both stock-based performance and Company financial performance. There is no assurance that the grant date fair values reported in the Summary Compensation Table for these equity awards will be reflective of their actual economic value or that comparable amounts will ever be realized by our named executive officers. For example, we granted PSUs to the named executive officers in 2018 that were scheduled to vest in January 2019 based on achievement of our pre-determined Revenue ex-TAC targets, but, as a result of Company financial performance against established targets over the measurement period, none of these PSUs were earned (as described further below). Similarly, the stock options granted to the named executive officers in 2018 were “out-of-the-money” at fiscal year-end and will only deliver actual value to our named executive officers with future stock price appreciation above the exercise price of such stock options.
The chart below compares 2018 target total compensation provided to each of Mr. Rudelle, our Chief Executive Officer for the 2018 fiscal year from and after April 25, 2018, and Mr. Fouilland, our Chief Financial Officer, to the value of the pay realizable for each pay component by Messrs. Rudelle and Fouilland as of fiscal year end 2018. Target total compensation for the chart below represents: (1) base salary, (2) 2018 target cash bonus opportunity (100% of base salary in the case of Mr. Rudelle, and 75% of base salary in the case of Mr. Fouilland), and (3) the aggregate grant date fair values of PSUs and stock options granted to each of Mr. Rudelle and Mr. Fouilland in 2018 (as reflected in the Stock Awards and Option Awards columns of the Summary Compensation Table included below under the heading “Compensation Tables”). Mr. Rudelle’s total target compensation for fiscal year 2018 was $6,557,415 (which includes Mr. Rudelle’s target compensation both in respect of his service as Executive Chairman until April 25, 2018, and in respect of his service as Chief Executive Officer for the remainder of the year

(prorated for the April 25, 2018 to December 31, 2018 period)), and Mr. Fouilland’s total target compensation for fiscal year 2018 was $3,190,587. Until April 25, 2018, Mr. Rudelle served as our Executive Chairman, with total direct compensation equal to approximately 30% of his total direct compensation as Chief Executive Officer. For more information, please see “Compensation Tables—Summary Compensation Table.”
Total realizable compensation for the chart below represents: (1) each executive’s base salary, (2) each executive’s actual earned cash bonus for 2018 (as disclosed in the Summary Compensation Table), and (3) the actual intrinsic value of the equity awards, as of December 31, 2018, granted to each of Mr. Rudelle and Mr. Fouilland in 2018. For PSUs, this amount would be calculated by multiplying the number of shares earned by each executive in 2018 by our closing stock price on December 31, 2018. However, since no PSUs were earned by our executives for 2018, this value is equal to $0. For stock options, this amount reflects the spread between our closing stock price on December 31, 2018 and the exercise price of such options multiplied by the number of Ordinary Shares underlying such options. For 2018, this amount is $0 for all of our named executive officers because all of the stock options granted during 2018 were out-of-the-money at year end. All of the equity awards granted to Messrs. Rudelle and Fouilland during 2018 remain subject to time-based vesting, as described further below under “Compensation Tables—Grants of Plan-Based Awards Table 2018.”
Mr. Rudelle’s realizable pay for fiscal 2018 was approximately $698,348, or approximately 11% of his fiscal 2018 target total pay. Mr. Fouilland’s realizable pay for fiscal 2018 was approximately $616,484, or approximately 19% of his fiscal 2018 target total pay.
Chief Executive Officer                  Chief Financial Officer

$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$000
$6,557
$2,820
$2,824
$457
$457
Options
PSU
Bonus
Base Salary
=11% of target
$698
$241
$457
FY18 Target Total Pay
FY18 Realizable Total Pay

$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$000
Options
PSU
Bonus
Base Salary
$3,191
$1,168
$1,299
$310
$413
=19% of target
$616
$203
$413
FY18 Target Total Pay
FY18 Realizable Total Pay

Compensation Philosophy and Objectives
Pay for Performance
Our philosophy in setting compensation policies for our executive officers has four fundamental objectives: (1) to attract and retain a highly skilled team of executives in competitive markets; (2) to reward our executives for achieving or exceeding our financial, operational and strategic performance goals; (3) to align our executives’ long-term interests with those of our shareholders; and (4) to provide compensation packages that are competitive and reasonable relative to our peers and the broader competitive market. The compensation committee and the board of directors believe that executive compensation should be directly linked both to continuous improvements in corporate performance and accomplishments that are expected to increase shareholder value. Historically, the board of directors has compensated our executive officers through three direct compensation components: base salary, an annual incentive bonus opportunity and long-term incentive compensation in the form of equity awards. The compensation committee and the board of directors believe that cash compensation in the form of base salary and an annual incentive bonus opportunity provides our executive officers with short-term rewards for success in operations, and that long-term incentive compensation using equity awards aligns the objectives of our executive officers with those of our shareholders with respect to long-term performance and increases retention. Since 2015, long-term equity compensation for our executive officers has consisted of both PSU awards and stock options. Our compensation committee regularly reviews the components of equity compensation to our named executive officers and has determined to include RSUs in the overall mix of 2019 compensation for our executive officers. For more information, please see “—Long Term Incentive Compensation.”
Participants in the Compensation Process
Role of the Compensation Committee and the Board of Directors
In accordance with French law, committees of our board of directors have an advisory role and can only make recommendations to our board of directors. As a result, while our compensation committee is primarily responsible for our executive compensation program, including establishing our executive compensation philosophy and practices, as well as determining specific compensation arrangements for the named executive officers, final approval by our board of directors is required on all such matters. The board of directors’ decisions and actions regarding executive compensation referred to throughout this Compensation Discussion and Analysis are made following the compensation committee’s comprehensive in-depth review, analysis and recommendation.
The board of directors approves the performance goals recommended by the compensation committee under the Company’s annual and long-term incentive plans and achievement by our executive officers of these goals. While the compensation committee draws on a number of resources, including, for 2018, input from Mr. Rudelle, who at the time served as our Executive Chairman, and Mr. Eichmann, who at the time served as our Chief Executive Officer, and the compensation committee’s compensation consultant, to make decisions regarding our executive compensation program, the compensation committee is responsible for making the ultimate recommendation to be approved by the board of directors. The compensation committee relies upon the judgment of its members in making recommendations to the board of directors after considering several factors, including recommendations of the Executive Chairman and the Chief Executive Officer with respect to the compensation of executive officers (other than their own compensation), Company and individual performance, perceived criticality, retention objectives, internal fairness, current compensation opportunities as compared to similarly situated executives at peer companies (based on a review of competitive market analyses prepared by its compensation consultant) and other factors as it may deem relevant.
Role of Compensation Consultant
The compensation committee retains the services of Compensia as its independent compensation consultant. The mandate of the compensation consultant includes assisting the compensation committee in its review of executive and director compensation practices, including the competitiveness of pay levels, design of the Company’s annual and long-term incentive compensation plans, executive compensation design, and analysis of competitive market practices. The compensation committee is responsible for oversight of the work of the compensation consultant and annually evaluates the performance of the compensation consultant. The compensation committee has discretion to engage and terminate the services provided by the compensation consultant, subject to formal approval by the board of directors.
At its meeting in October 2018, the compensation committee assessed the independence of Compensia pursuant to SEC and Nasdaq rules and the board of directors concluded that no conflict of interest exists that would prevent Compensia from serving as an independent consultant to the compensation committee.

Role of Executive Chairman and Chief Executive Officer
Mr. Rudelle and, until April 25, 2018, Mr. Eichmann, attended compensation committee meetings and worked with the chair of the compensation committee and its compensation consultant to develop compensation recommendations for the executive officers (excluding Messrs. Rudelle and Eichmann), based upon individual experience and breadth of knowledge, individual performance during the year and other relevant factors. The recommendations of individuals holding the positions of Executive Chairman and Chief Executive Officer are reviewed and considered with other applicable information by the compensation committee, which then makes a recommendation to the board of directors. The compensation committee works directly with its compensation consultant to recommend to the board of directors compensation actions for individuals holding the position of Executive Chairman and Chief Executive Officer. In accordance with Nasdaq rules, individuals holding the positions of Executive Chairman and Chief Executive Officer are not present during deliberations or voting concerning their own compensation.
Use of Competitive Market Data
The compensation committee draws on a number of resources to assist in the evaluation of the various components of the Company’s executive compensation program, including an evaluation of the compensation practices at peer companies. The compensation committee uses data from this evaluation to assess the reasonableness of compensation and ensure that our compensation practices are competitive in the marketplace.
Our peer companies in 2018 were provided to the compensation committee by Compensia, then selected by the compensation committee and subsequently approved by the board of directors. Each year, the compensation committee reviews our peer group with the assistance of the compensation consultant and updates the peer group as appropriate. The companies comprising the peer group for 2018 were selected on the basis of their comparability to Criteo in terms of broad industry (software and services companies focused on digital media/advertising in the United States and software/technology companies more broadly in Europe, given the more limited number of comparable companies in the European market), geographic location, market capitalization, financial attributes (including revenue, revenue growth, comparable gross margin and cash flow) and number of employees.
Based on this evaluation, the compensation committee selected the peer companies in the following table for 2018. Given the Company’s unique position as a French company publicly-listed on the Nasdaq Global Market in the United States with certain executives based in Europe, the compensation committee determined that it was appropriate to develop both U.S. and international peer groups. The peer companies generally had revenues between half and two times the Company’s revenue, and market capitalization between half to three times the Company’s market capitalization.
U.S. Peers:

Cornerstone OnDemand	j2 Global	Tableau Software

Endurance International	Nutanix	Verint Systems

Fair Isaac	Pandora Media	Yelp

FireEye	Paylocity Holding	Zillow Group

GoDaddy	RealPage	Zynga

GrubHub	Shutterfly

International Peers:

Atlassian	Just Eat Plc	Sophos Group Plc

Auto Trader Group Plc	Ocado Group	Talend S.A.

Cimpress N.V.	Playtech Plc	Travelport Worldwide

Delivery Hero	Rightmove	trivago N.V.

InterXion Holding N.V.	Scout 24
In addition to reviewing data drawn from these peer groups, the compensation committee also reviews competitive compensation data from broader Radford technology survey cuts and Compensia databases. To assist the Company in making its executive compensation decisions for 2018, Compensia evaluated competitive market practices, considering base salary, target annual incentives as a percentage of base salary, target total cash compensation, target annual long-term incentive grant date fair values, equity award mixes, equity award structures and target total direct compensation.
In general, our board of directors seeks to set executives’ total cash compensation (base salary plus target annual incentive bonus) and long-term incentive compensation at levels that are competitive with our peers (based on its review of the compensation data for executives with similar roles in the Company’s peer groups) and, in the case of long-term incentive compensation, at a level great enough to ensure deep alignment of our executive officers’ interests with those of our shareholders.
However, the compensation committee does not formally “benchmark” our executive officers’ compensation to a specific percentile of our peer group. Instead, it considers competitive market data as one factor among many in its deliberations. The compensation committee exercises independent judgment in determining appropriate levels and types of compensation to be paid based on its assessment of several factors, including recommendations of the Executive Chairman and the Chief Executive Officer with respect to the compensation of executive officers (other than their own compensation), Company and individual performance, perceived criticality, retention objectives, internal fairness, current compensation opportunities as compared with similarly situated executives at peer companies (based on review of competitive market analyses prepared by its compensation consultant) and other factors as it may deem relevant.
The chart below is based on the peer data reviewed by our compensation committee in setting target compensation levels for our Chief Executive Officer and Chief Financial Officer for fiscal year 2018 and shows a comparison, for illustrative purposes, of the elements of fiscal year 2018 target total compensation for our Chief Executive Officer and Chief Financial Officer against chief executive officer and chief financial officer compensation for our U.S. peer group.
We have chosen to present this data for our current Chief Executive Officer and Chief Financial Officer only, rather than all of our named executive officers, because chief executive officer and chief financial officer are the two roles for which our compensation committee has access to the most comparable company data, and because these are the two roles most responsible for setting our strategic direction and articulating it to financial markets and investors (and therefore for which alignment of interests with shareholders is most important). We chose to present only the comparison against the U.S. peer group because our U.S. peer group consists of companies with which we are most likely to compete for talent, and is therefore the more important of the two peer groups in our compensation committee’s analysis.

In the chart below, “Total Cash” consists of each executive officer’s base salary and target bonus under our EBP (as further discussed under “—Elements of Executive Compensation Program—Annual Incentive Bonus” below), which, for fiscal year 2018, was greater than the bonus each executive actually earned under our EBP. “Equity Value” includes the combined aggregate grant date fair value of each award at target, and therefore assumes that all PSUs have been earned under the applicable performance criteria. As discussed above, for 2018, none of the shares subject to our named executive officers’ 2018 PSU awards were earned. Also, in the case of Mr. Rudelle, the value of each element of compensation in the table below is greater than the compensation he actually received in 2018—the chart below shows the compensation that an individual in the Chief Executive Officer position would have received for the entirety of 2018, whereas until April 25, 2018, Mr. Rudelle served as our Executive Chairman rather than as our Chief Executive Officer. For more information on the specific elements of compensation to each of our executives, please see “Compensation Tables—Summary Compensation Table.”
For illustrative purposes only, we have also included realizable pay for 2018 for each of our current Chief Executive Officer and Chief Financial Officer, which includes, in each case, (1) base salary, (2) actual earned cash bonus for 2018 under our EBP (as disclosed in the Summary Compensation Table) and (3) the actual intrinsic value, as of December 31, 2018, of the equity awards granted to the executive in 2018. For PSUs, this amount is $0 because none of the PSUs awarded were earned. For stock options, this amount reflects the spread between our closing stock price on December 31, 2018 and the exercise price of such options multiplied by the number of Ordinary Shares underlying such options. For 2018, this amount is $0 for all of our named executive officers because all of the stock options granted during 2018 were underwater at year end. For more information on realizable pay, please see “—Realizable Pay for 2018.”
Prior Year Say-On-Pay Results
Our executive compensation program received significant shareholder support and was approved, on a non-binding advisory basis, by 86.7% of the votes cast at the 2018 Annual General Meeting. We value feedback from our shareholders on our executive compensation program and corporate governance policies and welcome input, as it impacts our decision-making. We believe that ongoing engagement builds mutual trust with our shareholders and we will continue to monitor feedback from our shareholders and may solicit outreach on our programs, as appropriate.  At the 2016 Annual General Meeting, shareholder votes expressed a preference for the say-on-frequency proposal to hold an advisory vote to approve executive compensation on an annual basis. In light of this vote, the Company’s board of directors determined that the Company will continue to hold an advisory vote to approve executive compensation on an annual basis until the next required say-on-frequency vote, which will be held at the 2022 Annual General Meeting.
In 2018, Criteo’s management team continued to have frequent engagement with the investment community through a total of almost 300 in-person meetings, phone calls, roadshows and conference participations, including with shareholders jointly representing approximately 84% of floating shares as of December 31, 2018. In such engagements, Criteo’s executive compensation program was a common potential discussion topic and investors’ feedback and suggestions on such program were regularly heard and taken into consideration. In our shareholder outreach specific to the votes for the 2018 Annual General Meeting, Criteo’s management team spoke directly with 25% of its top-40 shareholders, jointly owning approximately 25% of shares.
Elements of Executive Compensation Program
In 2018, as in prior years, our executive compensation program consisted of three principal elements:

•	Base salary

•	Annual incentive bonus

•	Long-term incentive compensation

Base Salary
Base salary is the principal fixed element of an executive officer’s annual cash compensation during employment. The level of base salary reflects the executive officer’s skills and experience and is intended to be on par with other job opportunities available to such executive officer. Given the industry in which we operate and our compensation philosophy and objectives, we believe it is important to set base salaries at a level that is competitive with our peer group in order to retain our current executives and to hire new executives when and as required. However, our review of the competitive market data is only one factor in setting base salary levels. In addition, the compensation committee also considers the following factors:

•	individual performance of the executive officer, as well as overall performance of the Company, during the prior year;

•	level of responsibility, including breadth, scope and complexity of the position;

•	years and level of experience and expertise and location of the executive officer;

•	internal review of the executive officer’s compensation relative to other executives to take into account internal fairness considerations; and

•
in the case of executive officers other than those holding the positions of Executive Chairman and Chief Executive Officer, the recommendations of the individuals holding the positions of Executive Chairman and Chief Executive Officer.

Base salaries for our executive officers are determined on an individual basis at the time of hire. Adjustments to base salary are considered annually based on the factors described above.

2018 Base Salaries
The base salaries of the named executive officers for 2017 and 2018, each in local currency and converted into U.S. dollars (on a constant currency basis for 2018), and the rationale for any base salary adjustment are set forth below:

Name	Position(1)	2017 Base Salary (in local currency)	2018 Base Salary (in local currency)	2017 Base Salary (in USD)(2)	2018 Base Salary at Constant Currency (in USD)(2)	Rationale for Adjustment
Jean-Baptiste Rudelle	Chief Executive Officer	€30,520 (services to Criteo S.A.) $28,000 (services to Criteo Corp.)	€23,299 (services to Criteo S.A. as Executive Chairman, pro rated) $27,290 (services to Criteo Corp. as Executive Chairman, pro rated) €340,619 (services as Chief Executive Officer, pro rated)	$62,468	$438,282
Until April 25, 2018, Mr. Rudelle served as Executive Chairman of the Company, which is reflected in the amounts shown in the table. In connection with Mr. Rudelle’s transition from Executive Chairman to Chief Executive Officer on April 25, 2018, his base salary was increased from $175,123 to €495,323 (or approximately $584,939) to reflect the change in role.

Eric Eichmann	Former chief executive officer	$560,000	$582,500	$560,000	$582,500
Mr. Eichmann served as Chief Executive Officer until April 25, 2018. The amounts shown reflect the compensation he would have received if he had served for the full year. Mr. Eichmann’s base salary had been increased to recognize strong performance.

Benoit Fouilland	Chief Financial Officer	€342,857	€350,000	$387,207	$395,274	Base salary increase to recognize strong performance.
Mary Spilman	Chief Operating Officer	$480,000	$500,000	$480,000	$500,000	Base salary increase to recognize strong performance.
Dan Teodosiu	Chief Technology Officer	€312,500	€325,000	$352,923	$367,040	Base salary increase to recognize strong performance.

(1) Refers to such named executive officer’s position at the end of 2018.
(2) 2017 base salaries have been converted from euros to U.S. dollars at a rate of €1.00 = $1.129354, which represent average exchange rates for the year ended December 31, 2017. 2018 base salaries are presented on a constant currency basis, using the 2017 average exchange rates set forth in the preceding sentence, for comparative purposes.

Annual Incentive Bonus
The Company provides our executive officers with the opportunity to earn annual cash bonus awards pursuant to the Criteo Executive Bonus Plan (the “EBP”), which are specifically designed to motivate our executive officers to achieve pre-established Company-wide goals set by the board of directors and to reward them for individual results and achievements in a given year.
The EBP is intended to provide structure and predictability regarding the determination of performance-based cash bonuses. Specifically, the EBP seeks to:

(i)	help attract and retain a high quality executive management team;

(ii)	increase management focus on challenging yet realistic goals intended to create value for shareholders;

(iii)	encourage management to work as a team to achieve the Company’s goals; and

(iv)	provide incentives for participants to achieve results that exceed Company goals.
Pursuant to the EBP, the annual cash bonus opportunities for our executive officers are approved on an annual basis by the board of directors. The Company goals, their relative weighting, and the relative weighting for each of the individual performance goals of the executive officers, if applicable, are also established by the board of directors at the beginning of the year, upon recommendation of the compensation committee, shortly after the board of directors has approved our annual operating plan.
Under the EBP, the board of directors has the discretion to determine the extent to which a bonus award will be adjusted based on an executive officer’s individual performance or such other factors as it may, in its discretion, deem relevant. An executive officer’s bonus award may be adjusted downward to zero by the board of directors based on a review of individual performance. The board of directors is not required to set individual qualitative goals for a given year.
2018 Annual Bonus Incentive
The performance measures and related target levels for the 2018 EBP, which reflected performance requirements set at the start of the year in the Company’s annual operating plan, were developed by the compensation committee and approved by the board of directors at meetings held in March and June 2018. For 2018, the board of directors, on recommendation from the compensation committee, set two shared quantitative goals applicable to all of the named executive officers (weighted 80%, collectively) and individual qualitative goals for each of our named executive officers (weighted 20%).
Quantitative Goals
The quantitative measures selected for the 2018 EBP were (i) Revenue ex-TAC growth, measured at constant currency, from 2017 to 2018, and (ii) Adjusted EBITDA (on an absolute basis but adjusted to remove the impact of currency fluctuations) achieved during 2018. These measures were selected by the board of directors because Revenue ex-TAC and Adjusted EBITDA are the key measures it uses to monitor the Company’s financial performance. In particular, our strategy focuses on maximizing the growth of our Revenue ex-TAC on an absolute basis over maximizing our near-term gross margin, as we believe this focus builds sustainable long-term value for our business by fortifying a number of our competitive strengths, including access to advertising inventory, breadth and depth of data and continuous improvement of the Criteo AI Engine’s performance, allowing it to deliver more relevant advertisements at scale. In 2018 (as in 2016 and 2017), the Revenue ex-TAC metric and Adjusted EBITDA metric were given equal weight.
The payout scale on the Revenue ex-TAC portion of the quantitative goals was as follows, with Revenue ex-TAC growth measured, in each case, on a constant-currency basis:

•If Revenue ex-TAC grew by less than 3% in 2018 compared to 2017 (rounded up or down to the nearest tenth), there was no payout on the Revenue ex-TAC portion of the quantitative goals;
•If Revenue ex-TAC grew by between 3% and the 10% target, the payout on the Revenue ex-TAC portion of the quantitative goals was between 30% and 100% of target;
•If Revenue ex-TAC grew by between the 10% target and a 15% “stretch” target, the payout on the Revenue ex-TAC portion of the quantitative goals was between 100% and 150% of target;
•If Revenue ex-TAC grew by more than the 15% stretch target but less than 18%, the payout on the Revenue ex-TAC portion of the quantitative goals was between 150% and 200% of target; and
•If Revenue ex-TAC grew by 18% or more, our executives could achieve the maximum payout on the Revenue ex-TAC portion of the quantitative goals, which was 200%.
The payout scale on the Adjusted EBITDA portion of the quantitative goals was as follows, in each case calculated excluding currency impacts:
•If Adjusted EBITDA for 2018 was less than $266 million, there was no payout on the Adjusted EBITDA portion of the quantitative goals;
•If Adjusted EBITDA for 2018 was between $266 million and the $335 million target, the payout on the Adjusted EBITDA portion of the quantitative goals was between 50% and 100% of target;
•If Adjusted EBITDA for 2018 was between the $335 million target and a $382 million “stretch” target, the payout on the Adjusted EBITDA portion of the quantitative goals was between 100% and 150% of target;
•If Adjusted EBITDA for 2018 was above the $382 million stretch target but less than $430 million, the payout on the Adjusted EBITDA portion of the quantitative goals was between 150% and 200% of target; and
•If Adjusted EBITDA for 2018 was $430 million or above, our executives could achieve the maximum payout on the Adjusted EBITDA portion of the quantitative goals, which was 200%.
The quantitative goals set forth herein and the achievement levels for such goals were designed to ensure proper alignment between our executive bonus plan provisions and the internal 2018 financial plan supporting the guidance that we published at the beginning of fiscal year 2018.
The chart below sets forth the quantitative goals for 2018 and the achievement levels for such goals, as well as actual Company performance for 2018 against which executive performance was measured. As shown below, year-over-year Revenue ex-TAC growth was 1.8% at constant currency, resulting in no payout for the Revenue ex-TAC portion of the quantitative goals, and Adjusted EBITDA was $319.6 million, resulting in a payout of 88.8% on the Adjusted EBITDA portion of the quantitative goals.

		Achievement
Performance Measure	Weight	0%	30%	50%	100%	150%	200%	Actual
2018 Revenue ex-TAC growth at constant currency	40%	<3%	3%	N/A	10%	15%	≥18%	1.8%
2018 Adjusted EBITDA	40%	<$266 million	N/A	$266 million	$335 million	$382 million	≥$430 million	$319.6 million

Qualitative Goals
In addition, the board of directors selected individual qualitative goals for each of the named executive officers that were aligned to strategic performance objectives for those individuals. The qualitative goals were weighted 20% for each named executive officer and were subject to a maximum payout of 200% of the applicable portion. Some variation applied from named executive officer to named executive officer and from goal to goal. These qualitative goals for 2018 were originally set in March 2018 and revised in June 2018 to reflect the departure of Mr. Eichmann and Mr. Rudelle’s re-elevation to the Chief Executive Officer position. The qualitative goals for 2018 included: (i) for Mr. Rudelle, strategic initiatives, including to articulate a vision for the Company and to set the Company on a path for growth in future years; (ii) for Ms. Spilman, refining and implementing our go-to-market strategy, organizational design goals to enhance efficiency, and reinforcing product marketing and communication; for Mr. Fouilland, enhancing our communication with market analysts and investors and ensuring robust financial forecasts and budget management; and (iv) for Mr. Teodosiu, improving the agility of the R&D organization to test new ideas faster, reducing employee attrition and ensuring proper alignment of R&D staffing with product priorities.
2018 Annual Cash Bonus Payouts
The board of directors approved annual incentive bonus awards for each named executive officer under the 2018 EBP as follows:

Name	Bonus Target as % of Base Salary(1)	Quantitative Goals Achievement (80%)	Qualitative Goals Achievement (20%)	Funding Multiplier as % of Target	Actual Payout Amount(2)
Jean-Baptiste Rudelle	100%	44.4%	100%	55.52%	$241,279(3)
Eric Eichmann(4)	100%	N/A	N/A	N/A	$387,801
Mary Spilman	100%	44.4%	100%	55.52%	$277,600
Benoit Fouilland	75%	44.4%	150%	65.52%	$203,125
Dan Teodosiu	60%	44.4%	100%	55.52%	$127,863

(1) Bonus targets as a percentage of base salary for the named executive officers did not change from 2017 to 2018.
(2) Certain amounts have been converted from euros to U.S. dollars at a rate of €1.00 = $1.181026, which represents the average exchange rate for the year ended December 31, 2018.
(3) Until April 25, 2018, Mr. Rudelle served as our Executive Chairman. As Executive Chairman, Mr. Rudelle’s target bonus percentage and achievement percentage on each of his goals also was 100%, 44.4% and 100%, respectively. A total of $30,634 of Mr. Rudelle’s actual payout amount reflects the bonus paid in respect of his performance as Executive Chairman, and $210,645 reflects the bonus paid in respect of his performance as Chief Executive Officer (converted, as applicable in each case, from euros to U.S. dollars at the exchange rate set forth in footnote 2 to this table.

(4) Pursuant to a transition and separation agreement, the amount paid to Mr. Eichmann represents a portion of his bonus, pro-rated for the period January 1, 2018, until August 31, 2018, paid as if his goals were achieved at 100%. The pro-ration period reflects the time period during which he continued to serve Criteo as a special advisor to the Chief Executive Officer, and the payout percentage was determined in accordance with his employment agreement. The transition and separation agreement was filed as Exhibit 10.21 to the Company’s Current Report on Form 8-K, filed with the SEC on June 25, 2018.

Long-Term Incentive Compensation
Long-term incentive compensation in the form of equity awards is an important tool for the Company to attract industry leaders of the highest caliber and to retain them for the long term. The majority of our named executive officers’ target total direct compensation opportunity in 2018 was provided in the form of long-term equity awards (89% of total compensation for our Chief Executive Officer, and 80% on average for all of the other named executive officers). We use equity awards to align our executive officers’ financial interests with those of our shareholders by motivating them to assist with the achievement of both near-term and long-term corporate objectives.
Historically, the board of directors only granted stock options to employees. However, following a change to the tax treatment of free shares, or restricted stock units (“RSUs”), under French law (the enactment of the Loi Macron in August 2015), the board of directors, after careful review by the compensation committee, decided to add RSUs to the Company’s equity compensation program for certain employees, including executive officers at the discretion of the board of directors, and PSUs to the Company’s equity compensation program for executive officers and managers and certain other employees. In October 2015, the Company’s shareholders approved: (i) a general plan (as such plan has been amended, the “Amended and Restated 2015 Time-Based RSU Plan”) providing for the grant of time-based RSUs to employees of the Company, and (ii) a performance-based plan (as such plan has been amended, the “Amended and Restated 2015 Performance-Based RSU Plan”) providing for the grant of PSUs, subject to the achievement of performance goals and time-based vesting, to the executive officers and certain other members of management and employees of the Company, as determined by the board of directors.
In 2018, we granted both stock options and PSUs to our executive officers. Stock options provide our executive officers with realizable value over time only if our shareholders also realize value after the date options are granted. PSUs provide an additional direct link between our financial performance and the compensation of our executive officers, thereby furthering the alignment of the interests of our executive officers and shareholders. However, the compensation committee believes that RSUs also can play an important role in a properly designed incentive compensation program and regularly considers the appropriate mix of equity awards for the executive compensation program.
In addition to the initial equity award that each executive officer receives upon being hired, the board of directors also grants some or all of our executive officers additional equity awards each year as part of our annual review of our executive compensation program. The eligibility for, and size of, any additional equity award to each of our executive officers are determined on a discretionary basis taking into account the following factors:

•	each executive officer’s individual performance assessment, the results and contributions delivered during the year, as well as his or her anticipated potential future impact;

•	delivering equity values that are competitive when compared to the equity values delivered by the companies in our peer group to their executives with similar responsibility;

•	the size and vesting schedule of existing equity awards in order to maximize the long-term retentive power of additional awards;

•	the size of each executive officer’s total cash compensation opportunity;

•	the Company’s overall performance relative to corporate objectives; and

•	the Company’s overall equity pool for the year.

Based on the foregoing factors, the board of directors, upon recommendation of the compensation committee, determined that the 2018 long-term incentive compensation to be granted to each of our executive officers should consist of a mix of stock options and PSUs. While the board of directors determined that the use of both stock options and PSUs for 2018 provides a balanced focus on enhancing value for our shareholders and achieving specified financial results, the compensation committee has determined that, beginning in fiscal year 2019, long-term incentive compensation to be granted to each of our executive officers will consist of a mix of PSUs and RSUs in lieu of stock options. The compensation committee believes that the use of RSUs and PSUs will provide an appropriate balance between addressing retention concerns and driving corporate performance. As in prior years, a significant portion of the compensation awarded to our named executive officers will remain performance based.
The table below sets forth the equity awards granted by the board of directors to our named executive officers in 2018:

Name	Shares Issuable Upon Exercise of Stock Options Granted in 2018	Shares Issuable Upon Vesting of PSUs Granted in 2018(1)
Jean-Baptiste Rudelle	218,333	83,333
Eric Eichmann	218,833	–(3)
Mary Spilman	113,533	43,333
Benoit Fouilland	100,433	38,333
Dan Teodosiu	100,433	38,333

(1) The amounts of PSUs set forth in this column show the amounts originally granted to our named executive officers. As set forth below, none of the shares subject to 2018 PSU awards to our named executive officers were earned.

(2) The equity awards granted to Mr. Rudelle in 2018 include (i) 65,500 stock options and 25,000 PSUs granted to Mr. Rudelle in his capacity as Executive Chairman, as well as (ii) an additional 152,833 stock options and 58,333 PSUs granted to Mr. Rudelle after his re-elevation to Chief Executive Officer to reflect the change in his position.

(3) Mr. Eichmann did not receive an award of PSUs during 2018.
Vesting of Stock Option Grants
To aid in retention of our executives, the stock option awards have a four-year vesting period, with one quarter of the award vesting on the first anniversary of the date of grant and the remainder vesting in 12 equal quarterly installments thereafter, subject to the recipient’s continued employment with the Company.
Performance Conditions and Vesting of PSU Grants
Our Ordinary Shares subject to the PSUs granted to the named executive officers were to be earned contingent upon the attainment of the 2018 growth in Revenue ex-TAC goal set by the board of directors in the first quarter of 2018.
Growth in Revenue ex-TAC is an important metric used by the board of directors to measure the Company’s financial performance and creation of shareholder value given our current development stage, the significant growth opportunities ahead of us and the significant impact that high Revenue ex-TAC can have on the Company’s profitability given the scalability of our operating model. As a result, the compensation committee and board of directors determined, as in 2017, that growth in Revenue ex-TAC was the appropriate performance measure for the 2018 PSU awards. Our compensation committee and board of directors believe that setting a one-year performance measurement period was appropriate at this stage in the Company’s development, due to the historically steep trajectory of our top-line revenue growth and the risk of setting inappropriate targets if we were to project more than one year in advance. This approach was balanced by the four-year vesting schedule to which any earned PSUs are subject, as discussed below.

The following table sets forth the 2018 Revenue ex-TAC growth goal for the 2018 PSU awards.

2018 Revenue Ex-TAC Growth	Percentage of PSUs Earned(1)
<3%	0
3%	50% (Threshold)
9%	100% (Target)
>9%	100% (Maximum)
(1) Achievement is linear for Revenue ex-TAC growth between 3% and 9%. Within this range, named executive officers would earn between 50% and 100% of the PSUs granted, on a pro-rata basis.
Actual 2018 Revenue ex-TAC growth was 1.8% at constant currency, which was below the Revenue ex-TAC growth threshold for the year. As a result, none of the Ordinary Shares subject to our named executive officers’ 2018 PSU awards were earned.
Our compensation committee and board of directors also believe that a time-based vesting requirement for any earned PSUs is important to provide additional retention incentives and longer term alignment with our shareholders. Accordingly, if PSUs had been earned with respect to 2018, they would have been subject to a four-year vesting schedule, with half of any earned PSUs vesting on the second anniversary of the grant date and the remainder vesting in eight equal quarterly installments thereafter, which quarterly vesting would be subject to the recipient’s continued employment with the Company. As a result, none of the PSUs granted to the named executive officers for 2018 would have vested until January 2020, at the earliest, had they been earned.

Share Ownership and Equity Awards
As discussed above, long-term incentive compensation in the form of equity awards is an important tool for the Company to attract industry leaders of the highest caliber and to retain them for the long term. The majority of our named executive officers’ target total direct compensation opportunity in 2018 was provided in the form of long-term equity awards (89% of total compensation for our Chief Executive Officer, and 80% on average for all of the other named executive officers). We use equity awards to align our executive officers’ financial interests with those of our shareholders by motivating them to assist with the achievement of both near-term and long-term corporate objectives.
As a result, each of our named executive officers accumulates substantial exposure to our stock price, which, when coupled with time- and performance-based vesting, we believe results in strong alignment of our executives’ interests with those of our shareholders. Furthermore, our insider trading policy prohibits short sales, trading in derivative instruments and other inherently speculative transactions in our equity securities by our employees and related persons, and our board of directors requires that 10% of the shares resulting from the exercise of stock options or received upon the vesting of RSUs or PSUs by our Executive Chairman (if applicable), Chief Executive Officer and Deputy Chief Executive Officers (“directeurs généraux délégués”) be held by such persons until the termination of their respective offices. For 2018, Mr. Rudelle was our Executive Chairman and then our Chief Executive Officer and Mr. Fouilland was our Deputy Chief Executive Officer.
The table below shows the total exposure that each of our named executive officers (other than Mr. Eichmann) had to Criteo’s stock as of March 1, 2019, including both vested and unvested equity awards.

Name	Ordinary Shares and ADSs (1)	Securities underlying option awards (2)	Securities underlying RSU and PSU awards (3)	Total
Jean-Baptiste Rudelle	1,228,697	830,361	22,564	2,081,622
Benoit Fouilland	130,004	449,034	25,722	604,760
Mary Spilman	0	267,143	17,235	284,378
Dan Teodosiu	13,922	252,908	20,588	287,418

		Total for all named executive officers:		3,258,178

(1) The amounts shown in this column reflect securities beneficially owned by each of our named executive officers, determined in accordance with the applicable rules of the SEC, other than (i) Ordinary Shares issuable upon the exercise of share options and warrants that are immediately exercisable or exercisable within 60 days after March 1, 2019 (which are included in the “Securities underlying equity awards” column), and (ii) Ordinary Shares issuable upon the vesting of RSUs or PSUs within 60 days after March 1, 2019 (which are included in the “Securities underlying RSU and PSU awards” column). For more information about the beneficial ownership of our securities, please see “Ownership of Securities.”

(2) The amounts shown in this column reflect stock options that have vested and are exercisable, as well as those that have not yet vested. For more information on grant dates, vesting schedules, exercise prices and expiration dates of option awards held by our named executive officers as of December 31, 2018, please see “Compensation Tables—Outstanding Equity Awards at 2018 Fiscal Year End.” For more information on the most recent stock option grants made to our executive officers, please see the Form 4s filed with the SEC by each of our named executive officers on March 20, 2018.

(3) The amounts shown in this column reflect PSUs that have been determined by our board of directors to have been earned by the applicable named executive officer pursuant to the applicable performance criteria. For more information on the PSUs held by each of our named executive officers as of December 31, 2018, please see “Compensation Tables—Outstanding Equity Awards at 2018 Fiscal Year End.” For more information on the performance criteria applicable to PSU awards, please see “—Long-Term Incentive Compensation.”

Other Compensation Information
Employee Benefit Programs
Each of our executive officers is eligible to participate in the employee benefit plans available to our employees in the country in which they are employed, including medical, dental, group life and disability insurance, in each case on the same basis as other employees in such country, subject to applicable law. We also provide vacation and other paid holidays to all employees, including executive officers, all of which we believe to be comparable to those provided at peer companies. These benefit programs are designed to enable us to attract and retain our workforce in a competitive marketplace. Health, welfare and vacation benefits ensure that we have a productive and focused workforce through reliable and competitive health and other benefits.
Our retirement savings plan for U.S. employees is a tax-qualified 401(k) retirement savings plan (the “401(k) Plan”), pursuant to which all employees, including any named executive officer employed by our U.S. subsidiary (Criteo Corp.), are able to contribute certain amounts of their annual compensation, subject to limits prescribed by the Internal Revenue Code. In 2018, we provided a 100% matching contribution on employee contributions up to the first 3% of eligible compensation and a 50% matching contribution for the next 2% of eligible compensation. Mr. Eichmann and Ms. Spilman were the only named executive officers to participate in the 401(k) plan in 2018.
Perquisites and Other Personal Benefits
We provide limited perquisites to our named executive officers. For more information on the perquisites and other personal benefits provided to our named executive officers, please refer to footnote (8) to the Summary Compensation Table in “Executive Compensation – Compensation Tables” included elsewhere in this proxy statement.
Stock Ownership Requirements
Our board of directors requires that 10% of the shares resulting from the exercise of stock options or received upon the vesting of RSUs or PSUs by our Executive Chairman (if applicable), Chief Executive Officer and Deputy Chief Executive Officers (“directeurs généraux délégués”) be held by such persons until the termination of their respective offices. For 2018, Mr. Rudelle was our Executive Chairman, Mr. Eichmann was our Chief Executive Officer and Mr. Fouilland was our Deputy Chief Executive Officer.
Timing of Compensation Actions
Compensation, including base salary adjustments, for our named executive officers is reviewed annually, usually in the first quarter of the fiscal year, and upon promotion or other changes in job responsibilities.
 Equity Grant Policy
We do not have, nor do we plan to establish, any program, plan or practice to time stock option grants in coordination with releasing material non-public information or any plan to reprice or extend any outstanding option awards.
Short Sale and Derivatives Trading Policy
Our insider trading policy prohibits short sales, trading in derivative instruments and other inherently speculative transactions in our equity securities by our employees and related persons.
Implementation of Executive Compensation Recovery (“Clawback”) Policy
In April 2018, we adopted a “clawback” policy with respect to certain compensation earned by or paid to our executive officers after the effective date of the policy, which, to the extent permitted by applicable law, will allow us to recoup performance-based equity awards and cash bonuses from our Chief Executive Officer and certain other executive officers (including our named executive officers) if (i) the amount of any such incentive payments was based on the achievement of financial results that were subsequently the subject of an amendment or restatement, and the applicable incentive payment would not have been made to the executive officer based upon the restated financial results, or (ii) the executive engaged in misconduct.

Risks Related to Compensation Policies and Practices
As part of the board of directors’ risk oversight role, our compensation committee at least annually reviews and evaluates the risks associated with our compensation programs. The compensation committee has reviewed our compensation practices as generally applicable to our employees and believes that our policies do not encourage excessive and unnecessary risk-taking, and that the level of risk that they do encourage is not reasonably likely to have a material adverse effect on the Company. In making this determination, the compensation committee considered the following:

•	the Company’s use of different types of compensation vehicles to provide a balance of short-term and long-term incentives with fixed and variable components;

•
the granting of equity-based awards that are earned based on performance (in the case of executive officers) and subject to time-based vesting, which aligns employee compensation with Company performance, encouraging participants to generate long-term appreciation in equity values;

•
the Company’s annual bonus determinations for each employee being tied to achievement of Company goals, which goals seek to promote retention on behalf of the Company and to create long-term value for our shareholders; and

•
the Company’s system of internal control over financial reporting and code of business conduct and ethics, which among other things, reduce the likelihood of manipulation of the Company’s financial performance to enhance payments under any of its incentive plans.

COMPENSATION COMMITTEE REPORT
The compensation committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based on such review and discussions, the compensation committee recommended to the board of directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into the Company’s Annual Report on Form 10-K for the year ended December 31, 2018.

THE COMPENSATION COMMITTEE
James Warner (Chair)
Edmond Mesrobian
Rachel Picard

COMPENSATION TABLES
Summary Compensation Table
The following Summary Compensation Table sets forth, for the three years ended December 31, 2018, 2017 and 2016, respectively, the compensation earned by each individual who served as our Chief Executive Officer, Chief Financial Officer and our two other executive officers serving as of December 31, 2018, who are referred to collectively as our named executive officers.

Name and Principal Position (1)	Year	Salary ($)	Bonus ($)	Stock Awards ($)(5)(6)	Option Awards ($)(5)	Non-Equity Incentive Plan Compensation ($)(7)	All Other Compensation ($)(8)	Total ($)
Jean-Baptiste Rudelle (2)	2018	457,086	—	2,823,625	2,819,652	241,279	281,340	6,622,982
Chief Executive Officer	2017	62,468	—	245,352	248,844	51,099	75,612	683,375
	2016	275,677	—	1,321,250	1,257,323	269,447	152,323	3,276,020
Eric Eichmann (3)	2018	181,932	—	—	2,539,891	—	916,576	3,638,399
Former Chief Executive Officer	2017	560,000	—	2,453,522	2,488,441	458,080	9,400	5,969,443
	2016	520,019	—	3,598,140	2,514,646	530,640	85,641	7,249,085
Mary Spilman (4)	2018	500,000	—	1,468,280	1,320,741	277,600	10,250	3,576,871
Chief Operating Officer	2017	480,000	—	883,268	895,839	416,640	10,650	2,686,397
	2016	472,500	—	951,300	905,273	455,868	10,600	2,795,541
Benoit Fouilland	2018	413,359	—	1,298,861	1,168,348	203,125	17,752	3,101,445
Chief Financial Officer	2017	387,207	—	1,128,620	1,144,683	237,552	14,617	2,912,679
	2016	335,369	—	1,099,280	1,046,092	244,938	14,491	2,740,170
Dan Teodosiu (4)	2018	383,833	—	1,298,861	1,168,348	127,863	1,903	2,980,808
Chief Technology Officer	2017	352,923	—	981,409	995,376	179,567	565	2,509,840
	2,016	320,981	—	951,300	905,273	156,478	4,552	2,338,584

(1)
All amounts presented in the Summary Compensation Table, and in the supporting tables that follow, are expressed in U.S. dollars. Certain amounts payable to Messrs. Rudelle, Fouilland and Teodosiu were paid in euros, and certain amounts payable to Mr. Eichmann in 2016 were paid in British pounds. The average exchange rate used for the purpose of the Summary Compensation Table, and, unless otherwise noted, the supporting tables that follow, for the three years ended December 31, 2018, 2017 and 2016 is as follows:

Date	Euro to U.S. Dollar Conversion Rate	British Pound to U.S. Dollar Conversion Rate
12/31/18	1.181026	N/A
12/31/17	1.129354	N/A
12/31/16	1.106830	1.351193

(2)	From January 1, 2016 until April 25, 2018, Mr. Rudelle served as the Company’s Executive Chairman and, on April 25, 2018, Mr. Rudelle again assumed the role of Chief Executive Officer.

(3)	From January 1, 2016 until April 25, 2018, Mr. Eichmann served as Chief Executive Officer of the Company. Mr. Eichmann ceased employment with the Company on August 31, 2018.

(4)	Ms. Spilman and Mr. Teodosiu first became executive officers on March 1, 2017. Prior to October 2017, Ms. Spilman served as Chief Revenue Officer of the Company.

(5)
The amounts reported in the “Stock Awards” and “Option Awards” columns reflect the aggregate grant date fair value of each award computed in accordance with ASC Topic 718. For information regarding the assumptions used in determining the fair value of an award, please refer to Note 18 of our Annual Report on Form 10-K as filed with the SEC on March 1, 2019. The amounts reported for 2016 and 2017 in the “Stock Awards” and “Option Awards” columns reflect the aggregate grant date fair value of each award computed in accordance with ASC Topic 718. For information regarding the assumptions used in determining the fair value of an award, for awards granted in 2016 and 2017, please refer to Note 19 of our Annual Report on

Form 10-K as filed with the SEC on March 1, 2017, and Note 18 of our Annual Report on Form 10-K as filed with the SEC on March 1, 2018, respectively.

(6)	The amounts reported in the “Stock Awards” column represent the grant date fair value of the 2016, 2017 and 2018 PSU awards at target, which also reflects the maximum award.

(7)
The amounts reported in the “Non-Equity Incentive Plan Compensation” column represent the amount of the cash incentive bonus earned by our named executive officers for performance for the three years ended December 31, 2018, 2017 and 2016 under the EBP. See “Executive Compensation–Compensation Discussion and Analysis–Elements of Executive Compensation Program—Annual Incentive Bonus” for a discussion of the annual cash incentives earned by each named executive officer in respect of 2018.

(8)
The amounts reported in the “All Other Compensation” column for 2018 include unemployment insurance premiums and tax preparation and planning services for Mr. Rudelle and the benefits set forth in the table below. The incremental cost to the Company is based on premiums paid and amounts reimbursed by the Company to the executive.

Named Executive Officer	Unemployment Insurance Premiums ($)(a)	Life Insurance and Disability Benefit Plan Contributions ($)(b)	Relocation Costs $(c)	Defined Contribution Plan Payments ($)(d)	Tax Reimbursements ($)(e)	Tax Preparation and Planning Services ($)(f)	Other Payments ($)(g)
Jean-Baptiste Rudelle	44,277	—	68,373	—	—	168,691	—
Eric Eichmann	—	—	—	24,500	—	—	892,076
Mary Spilman	—	—	—	10,250	—	—	—
Benoit Fouilland	—	7,313	—	—	10,439	—	—
Dan Teodosiu	—	—	—	—	—	—	1,903

(a)
As the Executive Chairman and Chief Executive Officer of the Company, Mr. Rudelle was not entitled to receive state-provided unemployment benefits in the event of termination pursuant to French law. The amount listed in this column represents the cost to us of the premium payments in respect of the unemployment insurance policy obtained by us on Mr. Rudelle’s behalf to provide similar benefits to the state-provided unemployment benefits that Mr. Rudelle would have otherwise been eligible to receive, were he not the Executive Chairman or Chief Executive Officer, as applicable, in the event of a termination of his employment and $25,286.99 in social charges remitted to France by us pursuant to French law. See “—Potential Payments upon Termination or Change of Control” for a discussion of the severance benefits payable to Mr. Rudelle upon termination of employment.

(b)	Represents the cost to us in respect of Mr. Fouilland’s life insurance and disability plan, which consists of premium cost.

(c)
Represents the cost to us of moving and related relocation expenses incurred in connection with Mr. Rudelle’s relocation from Palo Alto, California to Barcelona, Spain at the time of his return to the Chief Executive Officer role.

(d)
Represents the cost to us of our employer contributions to the 401(k) plan accounts of Mr. Eichmann and Ms. Spilman, who were the only eligible named executive officers who elected to participate in our 401(k) plan. With respect to Mr. Eichmann, the amount includes catch-up contributions totaling $6,000.

(e)	Represents Company-paid taxes in respect of Mr. Fouilland’s health and disability plan.

(f)	Represents the costs to us of tax preparation and planning services provided to Mr. Rudelle.

(g)
Represents, with respect to Mr. Teodosiu, bonus amounts paid to Mr. Teodosiu during 2018 in respect of successful patent applications, in accordance with his employment agreement, and with respect to Mr. Eichmann, a lump sum payment of $300,000 in lieu of the award of PSUs he would have otherwise received in 2018, in accordance with the terms of his transition and separation agreement. This column also reflects (i) a pro-rated target bonus for 2018 paid to Mr. Eichmann pursuant to the terms of his transition and separation agreement in the amount of $387,801, (ii) $194,167 in monthly installments representing the remainder of Mr. Eichmann’s base salary, and (iii) and continued life and disability insurance coverage equal to $10,108, in each case which were provided to Mr. Eichmann in fiscal year 2018 in connection with his separation from the Company in August 2018.

Grants of Plan-Based Awards Table 2018
The following table sets forth the grants of plan-based awards to the named executive officers during the year ended December 31, 2018.

Name		Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)(3)	Exercise or Base Price of Option Awards ($/Sh)(4)	Closing Price on Date of Grant ($/Sh)(4)	Grant Date Fair Value of Stock and Option Awards ($)(5)
	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Jean-Baptiste Rudelle	—	—	457,087	914,174	—	—	—	—	—	—	—	—
	6/26/18	—	—	—	66,666	83,333	83,333	—	—	—	—	2,823,625
	6/26/18	—	—	—	—	—	—	—	152,833	33.22	33.57	2,057,684
	3/16/18								65,500	30.02	30.40	761,968
Eric Eichmann(6)	—	—	582,500	1,165,000	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—
	3/16/18	—	—	—	—	—	—	—	218,333	30.02	30.40	2,539,891
Mary Spilman	—	—	500,000	1,000,000	—	—	—	—	—	—	—	—
	6/26/18	—	—	—	34,666	43,333	43,333	—	—	—	—	1,468,280
	3/16/18	—	—	—	—	—	—	—	113,533	30.02	30.40	1,320,741
Benoit Fouilland	—	—	310,019	620,039	—	—	—	—	—	—	—	—
	6/26/18	—	—	—	30,666	38,333	38,333	—	—	—	—	1,298,861
	3/16/18	—	—	—	—	—	—	—	100,433	30.02	30.40	1,168,348
Dan Teodosiu	—	—	230,300	460,600	—	—	—	—	—	—	—	—
	6/26/18	—	—	—	30,666	38,333	38,333	—	—	—	—	1,298,861
	3/16/18	—	—	—	—	—	—	—	100,433	30.02	30.40	1,168,348

(1)
The amounts in the “Estimated Future Payouts Under Non-Equity Incentive Plan Awards” column represent each named executive officer’s annual cash incentive that could have been earned in respect of the annual cash incentive established in 2018 under the EBP. See “Executive Compensation–Compensation Discussion and Analysis–Elements of Executive Compensation Program—Annual Incentive Bonus” for a discussion of the annual cash incentives earned by each named executive officer for 2018.

(2)
On June 26, 2018, the named executive officers (other than Mr. Eichmann) received a grant of PSUs. Since the 2018 Revenue ex-TAC performance threshold was not achieved, none of the PSUs were earned. See “Executive Compensation–Compensation Discussion and Analysis—Elements of Executive Compensation Program—Long-Term Incentive Compensation” for a discussion of the terms of the PSUs granted in 2018.

(3)
The named executive officers each received a grant of stock options on March 16, 2018, as described in “Executive Compensation–Compensation Discussion and Analysis—Elements of Executive Compensation Program—Long-Term Incentive Compensation.” 25% of the stock options will vest on the first anniversary of the date of grant and the remainder will vest in 12 equal quarterly installments thereafter, based on continued employment. Mr. Rudelle received an additional grant of stock options on June 26, 2018 with the same vesting schedule, to reflect his resumption of the role of Chief Executive Officer of the Company on April 25, 2018.

(4)
Pursuant to our 2014 Stock Option Plan and 2016 Stock Option Plan, the exercise price of a stock option is set at the higher of (i) the closing price on the day prior to the grant date, and (ii) 95% of the average closing price during the 20 trading days prior to the grant date. This pricing formula may result in an exercise price that is greater than or less than the closing price on the date of grant. The column titled “Closing Price on the Date of Grant” is provided pursuant to SEC disclosure requirements, where the exercise price of a stock option is less than the closing price of the underlying stock on the date of grant.

(5)
Represents the grant date fair value, measured in accordance with ASC Topic 718, of stock option awards and PSU awards made in 2018. Grant date fair values are calculated pursuant to assumptions set forth in Note 19 of our Annual Report on Form 10-K as filed with the SEC on March 1, 2019.

(6)	The annual bonus granted to Mr. Eichmann was prorated at target for his period of service during 2018, as shown in the Summary Compensation Table.
Executive Employment Agreements
We have entered into an offer letter agreement or employment agreement with each of the named executive officers, the material terms of which are described below. Each of the agreements with our named executive officers is for an indefinite term. The provisions of these arrangements relating to termination of employment are described under “Potential Payments Upon Termination or Change of Control” below. See “Executive Compensation–Compensation Discussion and Analysis–Elements of Executive Compensation Program” for a discussion of the elements of compensation of each of the named executive officers for the year ended December 31, 2018.
Mr. Rudelle
Mr. Rudelle is not party to an employment agreement with Criteo S.A. Prior to August 1, 2014, Mr. Rudelle served exclusively as the Chief Executive Officer and Chairman of Criteo S.A. Effective August 1, 2014, and in addition to continuing to serve as our Chairman and Chief Executive Officer, Mr. Rudelle became the Chief Executive Officer of Criteo Corp., our wholly-owned U.S. subsidiary. In connection with his appointment to the position of Chief Executive Officer of Criteo Corp., we entered into an at-will offer letter agreement with Mr. Rudelle. As of January 1, 2016, Mr. Rudelle transitioned from his role of Chief Executive Officer and Chairman of the board of directors of Criteo S.A. and Chief Executive Officer of Criteo Corp. to the role of Executive Chairman. Mr. Rudelle again assumed the role of Chief Executive Officer effective April 25, 2018. Under the terms of his offer letter agreement, for the year ended December 31, 2014, Mr. Rudelle was entitled to receive an annual base salary of $270,000 and a target annual bonus opportunity equal to 100% of his base salary, capped at 125% of the target amount, each subject to periodic review and adjustment.
Our board of directors determined that for the year ended December 31, 2018, Mr. Rudelle would receive an annual base salary of $175,123, based on time commitment and the scope of his role as Executive Chairman, half of which was to be paid in his capacity as the Chairman of Criteo S.A., as described in footnote 2 to the “Summary Compensation Table” above. After Mr. Rudelle reassumed the role of Chief Executive Officer on April 25, 2018, the board of directors determined that, based on the scope of his new role, Mr. Rudelle would be entitled to an annual base salary of $582,500 and a target annual bonus opportunity equal to 100% of his base salary, each pro-rated for the remainder of the year.
Mr. Eichmann
From January 1, 2016 until April 25, 2018, Mr. Eichmann served as the Chief Executive Officer of Criteo S.A. Prior to January 1, 2016, Mr. Eichmann served as our Chief Operating Officer and President. Under the terms of his management agreement dated as of October 27, 2016, for the year ended December 31, 2016, Mr. Eichmann was entitled to receive an annual base salary of $550,000 and an annual target bonus opportunity equal to 100% of his annual base salary, with a maximum annual bonus opportunity equal to 200% of his annual base salary, each subject to periodic review and adjustment.
In accordance with the periodic review and adjustment of Mr. Eichmann’s salary set forth in Mr. Eichmann’s management agreement, our board of directors determined that, for the year ended December 31, 2018, Mr. Eichmann would be entitled to receive an annual base salary of $582,500 and a target annual bonus opportunity equal to 100% of his annual base salary, with a maximum annual bonus opportunity equal to 200% of his annual base salary.
Mr. Eichmann ceased serving as Chief Executive Officer of the Company effective April 25, 2018 and continued with the Company as an advisor to the Chief Executive Officer until he ceased employment with the Company on August 31, 2018.
Mr. Fouilland
We entered into an employment agreement effective as of March 1, 2012 with Mr. Fouilland, our Chief Financial Officer. Under the terms of his employment agreement, for the year ended December 31, 2012, Mr. Fouilland was entitled to receive an annual base salary of €270,000, and an annual target bonus opportunity that was initially equal to 30% of his annual base salary.

In accordance with the periodic review and adjustment of base salary and target bonus opportunity set forth in Mr. Fouilland’s employment agreement, our board of directors determined that for the year ended December 31, 2018, Mr. Fouilland would be entitled to receive an annual base salary of €350,000 (equivalent to approximately $413,359, converted into U.S. dollars pursuant to the exchange rate noted in footnote 1 to the Summary Compensation Table), and an annual target bonus opportunity equal to 75% of his annual base salary.
Ms. Spilman
We entered into an employment agreement effective as of July 30, 2014 with Ms. Spilman, currently our Chief Operating Officer and formerly our Chief Revenue Officer. Under the terms of her employment agreement, for the year ended December 31, 2014, Ms. Spilman was entitled to receive an annual base salary of $450,000 and an annual target bonus opportunity equal to 100% of her annual base salary, with a maximum annual bonus opportunity equal to 200% of her annual base salary.
In accordance with the periodic review and adjustment of Ms. Spilman’s salary set forth in Ms. Spilman’s management agreement, our board of directors determined that, for the year ended December 31, 2018, Ms. Spilman would be entitled to receive an annual base salary of $500,000 and a target annual bonus opportunity equal to 100% of her annual base salary, with a maximum annual bonus opportunity equal to 200% of her annual base salary.
Mr. Teodosiu
We entered into an employment agreement effective as of November 20, 2012 with Mr. Teodosiu, our Chief Technology Officer. Under the terms of his employment agreement, for the year ended December 31, 2013, Mr. Teodosiu was entitled to receive an annual base salary of €210,000, and an annual target bonus opportunity equal to 60% of his annual base salary.
In accordance with the periodic review and adjustment of base salary and target bonus opportunity set forth in Mr. Teodosiu’s employment agreement, our board of directors determined that for the year ended December 31, 2018, Mr. Teodosiu would be entitled to receive an annual base salary of €325,000 (equivalent to approximately $383,833, converted into U.S. dollars pursuant to the exchange rate noted in footnote 1 to the Summary Compensation Table), and an annual target bonus opportunity equal to 60% of his annual base salary.

Outstanding Equity Awards at 2018 Fiscal Year End
The following table sets forth the number of securities underlying outstanding equity awards held by the named executive officers as of December 31, 2018.

		Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)(1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)(3)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)(4)	Market Value of Shares or Units of Stock That Have Not Vested ($)(5)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(1)(4)(6)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(5)
Jean-Baptiste Rudelle	4/30/12	77,773	—	—	7.87	4/30/22	—	—	—	—
	7/30/14	329,281	—	—	30.82	7/30/24	—	—	—	—
	10/29/15	82,500	27,500 (2)	—	39.00	10/29/25	11,504	261,371	—	—
	6/28/16	36,428	21,855 (2)	—	42.68	6/28/26	—	—	—	—
	7/28/16	13,270	10,322 (2)		41.99	7/28/26	13,343	303,153	—	—
	6/27/17	4,913	8,187 (2)		48.61	6/27/27	2,500	56,800	—	—
	3/16/18	—	65,500 (2)		30.40	3/16/28	—	—	—	—
	6/26/18	—	152,832 (2)		33.57	6/26/28	—	—	83,333	1,893,326
Eric Eichmann	9/3/13	29,754	—	—	15.95	9/3/23	—	—	—	—
	1/29/15	128,900	—	—	39.78	1/29/25	—	—	—	—
	6/28/16	72,855	—	—	42.68	6/28/26	—	—	—	—
	7/28/16	29,490	—	—	41.99	7/28/26	—	—	—	—
	6/27/17	49,125	—	—	48.61	6/27/27	10,455	237,538	—	—
Benoit Fouilland	3/20/12	100,221	—	—	7.82	3/20/22	—	—	—	—
	9/3/13	60,000	—	—	15.95	9/3/23	—	—	—	—
	10/29/15	45,000	15,000 (2)	—	39.00	10/29/25	6,274	142,545	—	—
	6/28/16	30,309	18,183 (2)	—	42.68	6/28/26	—	—	—	—
	7/28/16	11,042	8,586 (2)	—	41.99	7/28/26	11,102	252,237	—	—
	6/27/17	22,598	37,662 (2)	—	48.61	6/27/27	11,500	261,280	—	—
	3/16/18	—	100,433 (2)	—	30.40	3/16/28	—	—	—	—
	7/26/18	—	—	—	N/A	N/A	—	—	38,333	870,926
Mary Spilman	10/29/14	55,000	—	—	30.95	10/29/24	—	—	—	—
	6/28/16	18,729	15,735 (2)	—	42.68	06/28/26	—	—	—	—
	7/28/16	9,555	7,431 (2)	—	41.99	7/28/26	9,608	218,294	—	—
	6/27/17	17,685	29,475 (2)	—	48.61	6/27/27	9,000	204,480	—	—
	3/16/18	—	113,533 (2)	—	30.40	3/16/28	—	—	—	—
	7/26/18	—	—	—	N/A	N/A	—	—	43,333	984,526
Dan Teodosiu	2/7/13	3,000	—	—	13.04	2/7/23	—	—	—	—
	7/30/14	19,375	—	—	30.82	7/30/24	—	—	—	—
	10/29/15	11,250	7,500 (2)	—	39.00	1/29/25	3,173	72,091	—	—
	6/28/16	26,229	15,735 (2)	—	42.68	6/28/26	—	—	—	—
	7/28/16	9,555	7,431 (2)	—	41.99	7/28/26	9,608	218,294	—	—
	6/27/17	19,650	32,750 (2)	—	48.61	6/27/27	10,000	227,200	—	—
	3/16/18	—	100,433 (2)	—	30.40	3/16/18	—	—	—	—
	7/26/18	—	—	—	N/A	N/A	—	—	38,333	870,926

(1)	Refer to “—Potential Payments upon Termination or Change of Control” below for circumstances under which the terms of the vesting of equity awards would be accelerated.

(2)	The stock options will generally vest as to 25% of the grant on the first anniversary of the date of grant and in 12 equal quarterly installments thereafter, based on continued employment.

(3)	The applicable exchange rate for the exercise price of the stock option and employee warrant awards shown in the Outstanding Equity Awards at Fiscal Year End table are as follows:

Date	Euro to U.S. Dollar Conversion Rate
6/26/18	1.1700
3/16/18	1.12341
6/27/17	1.1294
7/28/16	1.0991
6/28/16	1.0998
10/29/15	1.1086
1/29/15	1.1343
7/30/14	1.3429
9/3/13	1.3207
4/18/13	1.3129
2/7/13	1.3528
10/25/12	1.2942
4/30/12	1.3229
3/20/12	1.3150

(4)	The PSUs will generally vest as to 50% of the earned amount on the second anniversary of the date of grant and in 8 equal quarterly installments thereafter, based on continued employment.

(5)	Determined with reference to $22.72, the closing price of an ADS on December 29, 2018.

(6)
Reflects the total amount of PSUs granted to our named executive officers. Because the 2018 Revenue ex-TAC performance threshold was not met (as determined by the board of directors), none of the PSUs granted to our executives were earned. See “Executive Compensation—Compensation Discussion and Analysis—Elements of Executive Compensation Program—Long-Term Incentive Compensation” for a discussion of the terms of the PSUs granted in 2018.

Option Exercises and Stock Vested in 2018
The following table summarizes for each named executive officer the stock option exercises and shares vested from outstanding stock awards during the year ended December 31, 2018.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Jean-Baptiste Rudelle	—	—	28,663	880,757
Eric Eichmann	20,000	394,623	71,267(1)	2,078,045
Benoit Fouilland	—	—	20,550	643,842
Mary Spilman	—	—	12,352	398,307
Dan Teodosiu	—	—	15,490	495,303

(1)
Includes 10,455 shares that are beneficially owned by Mr. Eichmann pursuant to the vesting of PSUs, but which are subject to a holdback period required pursuant to French law until the second anniversary of the date of grant.

Potential Payments upon Termination or a Change of Control
Individual Agreements
We have entered into employment agreements and non-compete agreements, as described below, which require us to provide specified payments and benefits to certain of our executive officers as a result of certain terminations of employment, including following a change of control. Each of the employment agreements with our named executive officers (except Ms. Spilman), discussed above in “Executive Compensation—Compensation Tables—Executive Employment Agreements,” provide for severance, non-compete or change of control payments.
Mr. Rudelle
Mr. Rudelle is party to a non-compete agreement with us that provides for a severance benefit equivalent to 50% of his total gross compensation (not including equity-based compensation) for the 12-month period preceding the date of his termination of employment, payable in a lump sum within 30 days following the date of termination of employment, subject to deduction of any amount that Mr. Rudelle may receive separately from us in remuneration for non-compete obligations under any other agreements. If we elect to waive the competitive restrictions in the non-compete agreements within 15 days following the date of termination of employment, however, we will not be required to make any such severance payments.
Mr. Eichmann
On June 19, 2018, we entered into a transition and separation agreement with Mr. Eichmann, pursuant to which Mr. Eichmann’s employment agreement terminated, effective as of April 25, 2018 (the “Transition Date”), and Mr. Eichmann continued employment with us in a non-executive capacity as advisor to Mr. Rudelle to assist with transition duties for a period (the “Transition Period”), commencing on the Transition Date and ending on August 31, 2018 (the “Separation Date”). During the Transition Period, Mr. Eichmann continued to receive his base salary, remained eligible to participate in our standard employee benefit plans and continued to vest in outstanding long-term incentive awards in accordance with the applicable plan documents and agreements (except that Mr. Eichmann was not eligible for any new long-term incentive grant in 2018 or thereafter). On the Separation Date, Mr. Eichmann became entitled to receive the severance benefits provided to him under his employment agreement, including (i) continued payment of his base salary for 12 months (equal to $582,500), paid in equal monthly installments; (ii) payment of a pro-rated target bonus (equal to $387,801) for the year of termination; (iii) continued life and disability insurance and health insurance coverage for 12 months following the Separation Date (with an approximate value of $10,108); (iv) vesting of the number of outstanding unvested stock options and time-based restricted stock units that would have vested had he remained in office for six months following the Separation Date; and (v) vesting of a pro-rata portion of outstanding performance-based restricted stock units that would have vested had he remained in office for six months following the Separation Date, that were eligible to vest based on actual financial performance at the end of the applicable performance year, subject to the terms of the Company’s equity incentive plans. The value of accelerated vesting of equity awards described in (iv) and (v) was $617,166.
Time-based restricted stock units or performance-based restricted stock units that became vested as described in (iv) and (v) are subject to a holding period until the second anniversary of the date of grant of the award, and the shares relating to such vested time-based restricted stock units or performance-based restricted stock units will be definitively acquired by (delivered to) Mr. Eichmann no earlier than the expiration of the required holding period.
In addition, Mr. Eichmann received a lump sum payment of $300,000 in lieu of any 2018 long-term incentive that may have otherwise been awarded to Mr. Eichmann.
The severance benefits described above were subject to Mr. Eichmann’s execution of a general release of claims and his continued compliance with restrictions on certain competitive activities during the one-year period following the Separation Date.

Mr. Fouilland
Mr. Fouilland’s employment agreement provides for a potential severance payment in the event of termination of employment within a period of six months following a change of control of the Company (as defined in the agreement), either by way of a dismissal by us, other than due to his gross negligence, or a resignation by Mr. Fouilland following a decrease of his compensation or responsibilities. Such severance payment is equivalent to one year’s total cash compensation, including the bonus for the year of termination, calculated based on the actual achievement of all objectives. In addition, Mr. Fouilland’s employment agreement includes restrictions on certain competitive activities during the one-year period following the date of his termination of employment, subject to payment by us of monthly compensation equal to 33% of the average monthly gross salary paid to Mr. Fouilland during the 12 months preceding his termination. We may choose to waive the competitive restrictions, in which case we will not be required to make the non-compete payment.
In addition, in March 2017, the board of directors approved an amendment to the terms of Mr. Fouilland’s outstanding equity awards, to provide that in the event that Mr. Fouilland is terminated by us without cause or resigns with good reason, in each case, upon or within 12 months following a change in control of the Company (as defined in the 2016 Stock Option Plan), his entire award will accelerate and become exercisable as of his termination date, provided that no time-based or performance-based restricted stock units granted within the one-year period prior to the date of Mr. Fouilland’s termination will vest.
Mr. Teodosiu
Mr. Teodosiu’s employment agreement includes restrictions on certain competitive activities during the one-year period following the date of his termination of employment, subject to payment by us of monthly compensation equal to 33% of the average monthly gross salary paid to Mr. Teodosiu during the 12 months preceding his termination. We may choose to waive the competitive restrictions, in which case we will not be required to make the non-compete payment.
Treatment Under Equity Plans
Stock Option Plans
Each of our 2012 Stock Option Plan, 2013 Stock Option Plan, 2014 Stock Option Plan and 2016 Stock Option Plan provides that in the event of a change of control of the Company (as defined in the plans), a successor corporation shall assume all outstanding options or substitute outstanding options with equivalent options or rights. Pursuant to the stock option plans, in the event that the successor corporation does not agree to assume or substitute outstanding options, the options will accelerate and become fully vested and exercisable upon the change of control.
Upon termination of an option holder’s employment with us, unless a longer period is specified in the notice of award or otherwise determined by the board of directors, a vested option will generally remain exercisable for 90 days following the option holder’s termination.
If, at the date of termination, the option holder is not entitled to exercise all of his options, the shares covered by the unexercisable portion will be forfeited and revert back to the applicable stock option plan.
Employee Warrants (BSPCE)
Our employee warrants provide that an unvested warrant will only accelerate in the case of a change of control of the Company (as defined in the relevant grant agreement), if the acquirer or the successor corporation does not agree to assume or substitute equivalent rights for the outstanding unvested employee warrants. Upon termination of a BSPCE holder’s employment with us, unless a longer period is specified in the notice of award or otherwise determined by the board of directors, a vested BSPCE will remain exercisable for 90 days following the BSPCE holder’s termination.
Performance-Based Free Share (PSU) Plan
Pursuant to the terms of our Amended and Restated 2015 Performance-Based Free Share Plan, in the event of a change of control of the Company, if a successor corporation does not agree to assume an unvested PSU award or substitute for the PSU award with an equivalent right, and the grant date of the PSU is at least one year prior to the date of the change of control, the restrictions and forfeiture conditions applicable to the PSU will lapse, and the PSU award will become vested prior to the consummation of the change of control, with any performance conditions being deemed to be achieved at target levels. If the grant date of the PSU award is less than one year prior to the date of the change of control of the Company and no such successor corporation agrees to assume or substitute an unvested PSU, the PSU will lapse.
In the event of a recipient’s death or disability (as defined in the Amended and Restated 2015 Performance-Based Free Share Plan), an unvested PSU will vest automatically. In the event of a recipient’s retirement (as defined in the Amended and Restated 2015 Performance-Based Free Share Plan), our board of directors has the discretion to determine whether some or all of the unvested PSUs will vest, subject to the limitations of the plan.
If an employee with outstanding PSUs terminates his employment, or we terminate the employee’s service with the Company or any of our affiliates, the employee’s right to vest in the PSUs under the Amended and Restated 2015 Performance-Based Free Share Plan, if any, will terminate effective as of the date that such employee is no longer actively employed.
Estimated Payments and Benefits
The following table estimates the potential amounts payable to our named executive officers in connection with certain terminations of their employment or a change of control of the Company, under the circumstances described in more detail above. The table reflects estimated amounts assuming that the termination of employment or other circumstance, as applicable, occurred on December 31, 2018. The actual amounts that would be paid upon a named executive officer’s termination of employment or a change of control can be determined only at the time of such event.

POTENTIAL PAYMENTS UPON TERMINATION OR FOLLOWING A CHANGE OF CONTROL
	Termination Without Cause					Termination Without Cause or Resignation by the Executive With Change of Control
Name	Severance Pay ($)	Accelerated Vesting of Equity Awards ($)	Non-Compete Payments ($)(1)	Continued Insurance Coverage ($)(2)	Total ($)	Severance Pay ($)	Accelerated Vesting of Equity Awards ($)(3)	Non-Compete Payments ($)(1)	Continued Insurance Coverage ($)(2)	Total ($)
Jean-Baptiste Rudelle	—	—	228,543	—	228,543	—	—	228,543	—	228,543
Mary Spilman	—	—	—	—	—	—	—	—	—	0
Benoit Fouilland	—	—	136,409	—	136,409	723,378	656,063	136,409	—	1,515,850
Dan Teodosiu	—	—	126,665	—	126,665	—	—	126,665	—	126,665

_________

1.	Assumes we did not elect to waive the competitive restrictions in the relevant non-compete clause.

2.	Amount shown is an estimate based on the monthly cost of life and disability insurance and health insurance coverage as of the end of 2018.

3.
The value shown includes the value of equity awards held by the executive that would become vested under the applicable circumstances. The value of stock options and employee warrants, to the extent applicable, is based on the excess, if any, of $22.72, the closing price of an ADS on December 31, 2018, over the exercise price of such options or warrants, multiplied by the number of unvested stock options or employee warrants held by the executive that would become vested under the applicable circumstances. For 2018, the value of such stock options held by Mr. Fouilland is $0, because $22.72, the closing price of an ADS on December 31, 2018, is less than the exercise price of the unvested stock options that would become vested under the applicable circumstances. The exchange rate used to convert the exercise price of the options or warrants from euros into U.S. dollars is 1.181026. The amount shown represents the value of the equity awards that would vest upon a change of control under the additional assumption that outstanding equity awards are not assumed or substituted in the change of control transaction, as described above in the “Potential Payments Upon Termination or Change of Control—Treatment Under Equity Plans” narrative.

PAY RATIO DISCLOSURE
Pursuant to the Securities Exchange Act of 1934, as amended, we are required to disclose in this proxy statement the ratio of the total annual compensation of our Chief Executive Officer to the median of the total annual compensation of all of our employees (excluding our Chief Executive Officer). Based on SEC rules for this disclosure and applying the methodology described below, we have determined that our Chief Executive Officer’s total compensation for 2018 was $6,834,393, and the median of the total compensation of all of our employees (excluding our Chief Executive Officer) for 2018 was approximately $98,912. Accordingly, we estimate the ratio of our Chief Executive Officer’s total compensation for 2018 to the median of the total compensation of all of our employees (excluding our Chief Executive Officer) for 2018 to be approximately 69 to 1.
We selected December 31, 2018, which is a date within the last three months of fiscal 2018, as the determination date to identify our median employee. To find the median of the annual total compensation of all our employees (excluding our Chief Executive Officer), we used the amount of salary, wages, overtime and bonus from our payroll records as our consistently applied compensation metric. In making this determination, we annualized the compensation for those employees who were hired during fiscal 2018 as permitted under SEC rules. We did not make any cost-of-living adjustments in identifying the median employee. After identifying the median employee, we calculated the annual total compensation for such employee using the same methodology we used for Mr. Rudelle's annual total compensation in the Summary Compensation table for fiscal year 2018.
Since two individuals served in the role of Chief Executive Officer during 2018, we annualized the compensation awarded to Mr. Rudelle, who took over the role in April 2018. Since our board of directors set Mr. Rudelle’s pay for 2018 as Chief Executive Officer to be substantially equal to Mr. Eichmann’s 2018 compensation, we determined that Mr. Rudelle’s annualized pay for 2018 would be appropriately representative of Chief Executive Officer compensation for fiscal year 2018.
In accordance with SEC rules, we excluded all employees in certain non-U.S. jurisdictions that, in each case, constituted less than 0.70% of our total headcount. The excluded employees were located in Canada (1 employee), Australia (11 employees), China (16 employees), India (22 employees), the Netherlands (16 employees), Sweden (10 employees) and Turkey (12 employees). The 88 excluded employees constituted 3.24% of our total number of 2,713 U.S. and non-U.S. employees as of December 31, 2018.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
The compensation committee currently consists of Messrs. Mesrobian and Warner and Ms. Picard. During fiscal year 2018, no member of the compensation committee was an employee, officer or former officer of the Company or any of its subsidiaries. During fiscal year 2018, no member of the compensation committee had a relationship that must be described under the SEC rules relating to disclosure of related person transactions. During fiscal year 2018, none of our executive officers served on the board of directors or compensation committee of any entity that had one or more of its executive officers serving on the Company’s board of directors or compensation committee.

RESOLUTION 5:

ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
In accordance with the requirements of Section 14A of the Exchange Act, we are including in this proxy statement a resolution, subject to shareholder vote, to approve, on a non‑binding, advisory basis, the compensation of our named executive officers (as disclosed under “Executive Compensation—Compensation Discussion and Analysis” and the tables that follow).
Our primary compensation goals for our named executive officers are (1) to attract and retain a highly skilled team of executives in competitive markets; (2) to reward our executives for achieving or exceeding our financial, operational, and strategic performance goals; (3) to align our executives’ interests with those of our shareholders; and (4) to provide compensation packages that are competitive and reasonable relative to our peers and the broader competitive market. Our compensation programs are designed to reward our named executive officers for the achievement of annual and long‑term strategic and operational goals that are expected to increase shareholder value, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking. Prior to voting, we encourage shareholders to review the Compensation Discussion and Analysis and executive compensation tables in “Executive Compensation” in this proxy statement for complete details of how our compensation policies and procedures for our named executive officers operate and are designed to achieve our compensation objectives.
We believe that our compensation programs for our named executive officers have been effective at promoting the achievement of positive results, appropriately aligning pay and performance and enabling us to attract and retain very talented executives within our industry, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking.
We are asking our shareholders to indicate their support for the compensation of our named executive officers as described in this proxy statement. This resolution, commonly known as a “say‑on‑pay” proposal, gives you as a shareholder the opportunity to express your views on our 2018 compensation for our named executive officers. This vote is not intended to address any specific item of compensation; rather, the vote relates to the overall compensation of our named executive officers as described in this proxy statement in accordance with the compensation disclosure rules of the SEC. At the 2016 Annual General Meeting, our shareholders recommended that our board of directors hold a say-on-pay vote on an annual basis. At the 2018 Annual General Meeting, approximately 87% of the votes cast were in favor of the advisory vote to approve our executive compensation. We engaged in outreach to a significant number of our shareholders, covering a large percentage of our outstanding shares. We continuously engage with our largest investors and regularly solicit their feedback on a variety of corporate governance topics, including executive compensation, as part of the compensation committee’s review of our compensation strategy.
Although this is an advisory vote which will not be binding on our compensation committee or board of directors, our compensation committee and board of directors will carefully review the results of the shareholder vote. Our compensation committee and board of directors will consider potential shareholders’ concerns and take them into account in future determinations concerning compensation of our named executive officers. Our board of directors therefore recommends that you indicate your support for the compensation of our named executive officers in 2018 as outlined in this proxy statement, by voting “FOR” Resolution 5.
For the full text of Resolution 5, please see Annex A.
RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
RESOLUTION 5.

RESOLUTIONS 6 TO 9:

VOTE ON THE 2018 FINANCIAL STATEMENTS, OFFICIAL DISCHARGE OF DIRECTORS AND STATUTORY AUDITORS AND ALLOCATION OF PROFITS
In accordance with French corporate law, our statutory financial statements, prepared in accordance with French GAAP, and our consolidated financial statements prepared in accordance with IFRS as adopted by the European Union, must each be approved by our shareholders within six months following the close of the year. At the Annual General Meeting, the Statutory Auditors will present their reports on our 2018 French GAAP statutory financial statements and our 2018 IFRS consolidated financial statements.
Resolution 6 approves our statutory financial statements for the fiscal year ended December 31, 2018 (also referred to as individual or corporate financial statements) and the transactions disclosed therein. For reference, an English translation of our statutory financial statements for the fiscal year ended December 31, 2018 prepared in accordance with French GAAP is set forth in Annex B.

Resolution 7 approves our consolidated financial statements for the fiscal year ended December 31, 2018 and the transactions disclosed therein. For reference, an English translation of our consolidated financial statements for the fiscal year ended December 31, 2018 prepared in accordance with IFRS as adopted by the European Union is set forth in Annex C.
Resolution 8, a routine matter under French law, grants discharge (donner quitus) to our directors and RBB Business Advisors and Deloitte & Associés (collectively, the “Statutory Auditors”) for the exercise of their respective duties over the course of the past fiscal year. This discharge does not absolve our board of directors or the Statutory Auditors of any wrongdoing or misconduct not expressly brought to the attention of shareholders at the Annual General Meeting.
Resolution 9 allocates the profits for the Company’s statutory financial statements of €123,630,110 for the fiscal year ended December 31, 2018, as follows:
•€100,000 to the legal reserve, and
•The remaining balance of €123,530,110 to retained earnings.
For the full text of Resolutions 6 to 9, please see Annex A.
RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” RESOLUTIONS 6 TO 9.

RESOLUTIONS 10 TO 17:

VOTE ON AGREEMENTS REFERRED TO IN ARTICLES L. 225-38 ET SEQ. OF THE FRENCH COMMERCIAL CODE
Pursuant to French law, each of our board of directors and our Statutory Auditors must report annually to our shareholders regarding any related person transactions within the meaning of Articles L. 225-38 et seq. of the French Commercial Code in advance of our Annual General Meeting, and such transactions generally must be approved, prior to their execution, by the board of directors, and then submitted to our shareholders for approval at our Annual General Meeting. As a result, each year we ask that the shareholders approve any related person agreements referred to in Articles L. 225-38 et seq. of the French Commercial Code. Only new agreements entered into over the course of 2018 are subject to a vote at the Annual General Meeting, and agreements entered into between the Company and its wholly-owned subsidiaries are not subject to the procedure of regulated agreements. Pursuant to French law, interested persons may not participate in the board of directors’ prior approval or the shareholder vote on such agreement and, in each case, their vote or votes will not be taken into account in calculating the quorum or majority for such resolution. Any such agreement not approved in advance by the board of directors and which has a harmful effect on the Company can be annulled during a three-year period starting on the date of the execution of such agreement, unless it is subsequently ratified by the shareholders.
Resolutions 10 to 17 relate to shareholder approval or ratification of offers to subscribe liability insurance and provide indemnification that we have entered into with certain of our executive officers and each of our directors. Under French law, provisions of by-laws that limit the liability of directors are prohibited. However, French law allows sociétés anonymes to contract for and maintain liability insurance against civil liabilities incurred by any of their directors and officers involved in a third-party action, provided that they acted in good faith and within their capacities as directors or officers of the company. Criminal liability cannot be indemnified under French law, whether directly by a company or through liability insurance.
The agreements we have entered into with our directors and officers provide for liability insurance and contractual indemnification. With certain exceptions and subject to limitations on indemnification under French law, these agreements provide for indemnification for damages and expenses including, among other things, attorneys’ fees, judgments, fines and settlement amounts incurred by any of these individuals in any action or proceeding arising out of his or her actions in that capacity. Director and officer indemnification agreements and insurance are customary among listed companies in the United States, including our peer companies. As a result, we believe that these arrangements are necessary to attract qualified directors and executive officers.
The following agreements entered into in 2018 are related person transactions within the meaning of Articles L. 225-38 et seq. of the French Commercial Code and are subject to ratification or approval pursuant to Resolutions 10 to 17:
•entry into an agreement to subscribe liability insurance and provide indemnification with Jean-Baptiste Rudelle;
•entry into an agreement to subscribe liability insurance and provide indemnification with Benoit Fouilland;
•entry into an agreement to subscribe liability insurance and provide indemnification with Hubert de Pesquidoux;
•entry into an agreement to subscribe liability insurance and provide indemnification with James Warner;

•entry into an agreement to subscribe liability insurance and provide indemnification with Sharon Fox Spielman;
•entry into an agreement to subscribe liability insurance and provide indemnification with Edmond Mesrobian;
•entry into an agreement to subscribe liability insurance and provide indemnification with Nathalie Balla;
•entry into an agreement to subscribe liability insurance and provide indemnification with Rachel Picard;
The indemnification agreement entered into with Mr. Benoit Fouilland was approved by the board of directors during its meeting held on October 25, 2018 and is submitted for approval pursuant to Resolution 11. The other indemnification agreements were not approved by the board of directors as all directors were interested and could not participate in the vote, and are therefore submitted for ratification pursuant to Resolutions 10 and 12 to 17.
A copy of the form of offer to subscribe liability insurance and provide indemnification was filed with the SEC as Exhibit 10.22 to our Annual Report on Form 10-K filed on March 1, 2019.
A special report of the Statutory Auditors on the related person transactions entered into in 2018 and submitted to the shareholders for approval will be made available to the shareholders in accordance with Articles L. 225-40 and L. 225-40-1 of the French Commercial Code.
For the full text of Resolutions 10 to 17, please see Annex A.
RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
RESOLUTIONS 10 TO 17.

AUDIT COMMITTEE REPORT
Following is the report of the audit committee with respect to the Company’s audited 2018 consolidated financial statements, which include its consolidated statements of financial position as of December 31, 2018 and 2017, and the related consolidated statements of income, comprehensive income, changes in equity and cash flows for each of the years in the three-year period ended December 31, 2018, and the related notes thereto.
Responsibilities. As described above under the heading “Board of Directors—Board Committees—Audit Committee,” the audit committee is responsible for, among other things, the evaluation and assessment of the independence and qualification of the independent registered public accounting firm to the extent permitted under French law. It is not the duty of the audit committee to plan or conduct audits or to prepare the Company’s financial statements. Management is responsible for preparing the financial statements and maintaining effective internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act (“Section 404”) and has the primary responsibility for assuring their accuracy, effectiveness and completeness. The independent registered public accounting firm is responsible for auditing those financial statements and the effectiveness of internal control over financial reporting and expressing its opinion as to whether the financial statements present fairly, in accordance with U.S. GAAP, the Company’s financial condition, results of operations and cash flows and whether the Company’s internal control over financial reporting is effective. However, the audit committee does review, upon completion of the audit, the consolidated financial statements proposed to be included in the Company’s reports with the SEC and recommends whether such financial statements should be included. The audit committee also reviews any analyses prepared by management or the independent registered public accounting firm setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements and reviews with management and the independent registered public accounting firm, as appropriate, significant issues that arise regarding accounting principles and financial statement presentation. In addition, the audit committee reviews, upon completion of the audit, the consolidated financial statements prepared in accordance with IFRS as adopted by the European Union for the purpose of our statutory reporting requirements.
In the absence of their possession of a reason to believe that such reliance is unwarranted, the members of the audit committee necessarily rely on the information or documentation provided to them by, and on the representations made by, management or other employees of the Company, the independent registered public accounting firm, and/or any consultant or professional retained by the audit committee, the board of directors, management or by any board committee. Accordingly, the audit committee’s oversight does not provide an independent basis to determine that management has applied U.S. GAAP appropriately or maintained appropriate internal controls and disclosure controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the audit committee’s authority and oversight responsibilities do not independently assure that the audits of the financial statements have been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States) (the “PCAOB”) or that the financial statements are presented in accordance with U.S. GAAP.
Review with Management and Independent Registered Public Accounting Firm. The audit committee reviewed and discussed the audited consolidated financial statements for 2018, including the quality of the Company’s accounting principles, with management and the Company’s independent registered public accounting firm for 2018, Deloitte & Associés. The audit committee also discussed with Deloitte & Associés the matters required to be discussed by AS 1301, “Communications with Audit Committees,” issued by the PCAOB, together with the guidelines established by the SEC and the Sarbanes-Oxley Act, including, among other items, matters related to the conduct of the audit of the consolidated financial statements by the independent registered public accounting firm and its audit of the effectiveness of internal control over financial reporting pursuant to Section 404. Deloitte & Associés provided to the audit committee the written disclosures and the letter required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence, and the audit committee discussed with Deloitte & Associés the latter’s independence, including whether its provision of non-audit services compromised such independence.
Conclusion of the Audit Committee. Based upon the reviews and discussions referred to above, the audit committee recommended that the board of directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, as filed with the SEC.
Submitted by the audit committee of the board of directors:

Hubert de Pesquidoux (Chair)

Nathalie Balla

James Warner

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our independent registered public accounting firm, Deloitte & Associés, was renewed by shareholders at the 2017 Annual General Meeting to serve as the independent registered public accounting firm for the Company until the annual meeting of the Company’s shareholders approving the financial statements for the fiscal year 2022. Deloitte & Associés has audited the accounts and records of the Company and its subsidiaries since 2011. A representative of Deloitte & Associés is expected to be present at the Annual General Meeting and will have the opportunity to make a statement.
The fees for professional services rendered by Deloitte & Associés in each of 2017 and 2018 were:

	Year Ended December 31,
	2017	2018
	(in thousands)
Audit Fees(1)	$2,457	$2,681

Audit-Related Fees	$34	$35

Tax Fees	$15	$15

Other Fees	$—	$—

Total	$2,639	$2,731
______________________
(1) As Criteo is a company incorporated in France, a substantial portion of the audit fees are denominated in euros and have been translated into U.S. dollars using the average exchange rate for the period.
“Audit Fees” are the aggregate fees for the audit of our consolidated financial statements (including statutory financial statements for Criteo S.A. and other consolidated entities, both French and foreign). This category also includes services relating to (i) procedures performed on internal controls in accordance with Section 404 of the Sarbanes-Oxley Act and (ii) other services that are generally provided by the independent accountant, such as consents and assistance with and review of documents filed with the SEC.
“Audit-Related Fees” are the aggregate fees for assurance and related services reasonably related to the performance of the audit and not reported under Audit Fees. In both 2018 and 2017, they relate mainly to assurance services for the issuance of the report on corporate social responsibility, as required under the French Commercial Code, and assurance services for the issuance of a report on compliance with bank covenants.
“Tax Fees” are the aggregate fees for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning related services. In 2017 and 2018, these services included tax certification services for foreign entities.
“Other Fees” are any additional amounts for products and services provided by the principal accountant. There were no “Other Fees” during 2017 or 2018.
Our audit committee approved all audit and non-audit services provided by our independent accountant.

SECTION 16(a) OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of our Ordinary Shares, to file with the SEC initial reports of ownership and reports of changes in ownership of our Ordinary Shares. Based solely upon a review of the copies of such reports furnished to us, we believe that during the fiscal year 2018, all persons subject to the reporting requirements of Section 16(a) of the Exchange Act filed the required reports on a timely basis.

OWNERSHIP OF SECURITIES
The following table sets forth information with respect to the beneficial ownership of our Ordinary Shares as of March 1, 2019 (unless otherwise indicated) for:

•	each beneficial owner of more than 5% of our outstanding Ordinary Shares;

•	each of our directors, director nominees and named executive officers; and

•	all of our directors and executive officers as a group.
Beneficial ownership is determined in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities and include Ordinary Shares issuable upon the exercise of share options and warrants that are immediately exercisable or exercisable within 60 days after March 1, 2019, and Ordinary Shares issuable upon the vesting of RSUs within 60 days after March 1, 2019. Such Ordinary Shares are also deemed outstanding for purposes of computing the percentage ownership of the person holding the option, warrant or free share, but not the percentage ownership of any other person. The percentage ownership information shown in the table is based upon 66,019,315 Ordinary Shares outstanding as of March 1, 2019.
Except as otherwise indicated, to our knowledge, all persons listed below have sole voting and investment power with respect to the Ordinary Shares beneficially owned by them, subject to applicable community property laws. The information is not necessarily indicative of beneficial ownership for any other purpose.
Except as otherwise indicated in the table below, addresses of our directors, director nominees, executive officers and named beneficial owners are in care of Criteo S.A., 32 Rue Blanche, 75009 Paris, France.

	Shares Beneficially Owned
Name of Beneficial Owner 5% Shareholders:	Number	%
International Value Advisors, LLC (1)	4,493,593	6.81%

Named Executive Officers, Directors and Director Nominees:
Jean-Baptiste Rudelle (2)	1,815,179	2.75%
Benoit Fouilland (3)	444,186	*
Eric Eichmann (4)	341,383	*
Mary Spilman (5)	138,416	*
Dan Teodosiu (6)	142,017	*
Edmond Mesrobian (7)	5,413	*
Hubert de Pesquidoux (8)	41,156	*
James Warner (9)	58,406	*
Nathalie Balla (10)	1,713	*
Rachel Picard (11)	9,890	*
Marie Lalleman	—	*
All directors and executive officers as a group (12 persons)	2,646,486	4.01%
* Represents beneficial ownership of less than 1%.
(1) Based on a Schedule 13G filed by International Value Advisors, LLP (“IVA”) on February 13, 2019 and includes 4,493,593 held by various of IVA’s clients and of which IVA may be deemed to be the beneficial owner in its capacity as investment adviser to such clients. The principal address of International Value Advisors, LLP is 717 5th Avenue, 10th Floor, New York, New York 10022.
(2) Includes 581,700 Ordinary Shares issuable within 60 days after March 1, 2019, upon the exercise of options and employee warrants, and 4,782 Ordinary Shares issuable within 60 days after March 1, 2019 upon vesting of PSUs. The principal address of Mr. Rudelle is c/o Criteo Corp., 411 High Street, Palo Alto, CA 94301.
(3) Includes 311,027 Ordinary Shares issuable within 60 days after March 1, 2019, upon the exercise of options and employee warrants, and 3,155 Ordinary Shares issuable within 60 days after March 1, 2019 upon vesting of PSUs.
(4) Includes 297,124 Ordinary Shares issuable within 60 days after March 1, 2019, upon the exercise of options.The principal address of Mr. Eichmann is c/o Criteo Corp., 387 Park Ave South, 12th floor, New York, NY 10016. Mr. Eichmann’s beneficial ownership is estimated based on Mr. Eichmann’s holdings as of the Separation Date and a review of our current records. Mr. Eichmann is no longer affiliated with the Company, and our attempt to obtain more certain beneficial ownership information from him has been unsuccessful.
(5) Includes 137,044 Ordinary Shares issuable within 60 days after March 1, 2019, upon the exercise of options and employee warrants, and 1,372 Ordinary Shares issuable within 60 days after March 1, 2019 upon vesting of PSUs and RSUs. The principal address of Ms. Spilman is c/o Criteo Corp., 387 Park Ave South, 12th floor, New York, NY 10016.
(6) Includes 125,937 Ordinary Shares issuable within 60 days after March 1, 2019, upon the exercise of options and employee warrants, and 2,158 Ordinary Shares issuable within 60 days after March 1, 2019 upon vesting of PSUs and RSUs.
(7) Includes 5,413 Ordinary Shares issuable within 60 days after March 1, 2019, upon the exercise of warrants.
(8) Includes 41,156 Ordinary Shares issuable within 60 days after March 1, 2019, upon the exercise of warrants.

(9)	Includes 58,406 Ordinary Shares issuable within 60 days after March 1, 2019, upon the exercise of warrants.

(10)	Includes 1,713 Ordinary Shares issuable within 60 days after March 1, 2019, upon the exercise of warrants.

(11)	Includes 2,570 Ordinary Shares issuable within 60 days after March 1, 2019, upon the exercise of warrants.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Review and Approval of Related Person Transactions
We have adopted written procedures concerning the review, approval or ratification of transactions with our directors, executive officers and holders of more than 5% of our outstanding voting securities and their affiliates, which we refer to as our related persons. Under SEC rules, a related person is a director, executive officer, nominee for director, a holder of more than 5% of our outstanding voting securities, an immediate family member (as defined under applicable SEC rules) of any of the foregoing, or any person who was in such role at any time since the beginning of the last fiscal year. A related person transaction is any transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which the Company or a subsidiary is a participant, where the amount involved exceeds $120,000 and a related person had, has or will have a direct or indirect material interest.
Directors, executive officers and nominees must complete an annual questionnaire and disclose all potential related person transactions involving themselves and their immediate family members that are known to them. Throughout the year, directors and executive officers must notify our General Counsel of any potential related person transactions as soon as they become aware of any such transaction. Our General Counsel informs the audit committee and the board of directors of any related person transaction of which they are aware. The board of directors must approve or ratify any related person transactions. The audit committee or the board of directors may, in its discretion, engage outside counsel to review certain related person transactions.
Since January 2018, we have engaged in, or continue to be party to, the following related person transactions.
Transactions with Our Principal Shareholders
Registration Rights Agreement
We entered into a Registration Rights Agreement dated as of August 30, 2013 with the holders of our then outstanding preferred shares. Mr. Rudelle is a party to the Registration Rights Agreement. Pursuant to the Registration Rights Agreement, certain holders of our Ordinary Shares were entitled to certain rights with respect to registration of such shares under the Securities Act of 1933, as amended. These shares are referred to as registrable securities. The registration rights under the agreement expired on October 29, 2018, or five years after the effective date of the registration statement relating to our initial public offering.
Agreements with Our Directors and Executive Officers
Indemnification Arrangements
Under French law, provisions of by-laws that limit the liability of directors are prohibited. However, French law allows sociétés anonymes to contract for and maintain liability insurance against civil liabilities incurred by any of their directors and officers involved in a third-party action, provided that they acted in good faith and within their capacities as directors or officers of the company. Criminal liability cannot be indemnified under French law, whether directly by a company or through liability insurance.
We have entered into agreements with our directors and officers to provide liability insurance and contractual indemnification. With certain exceptions and subject to limitations on indemnification under French law, these agreements provide for indemnification for damages and expenses including, among other things, attorneys’ fees, judgments, fines and settlement amounts incurred by any of these individuals in any action or proceeding arising out of his or her actions in that capacity. Director and officer indemnification agreements and insurance are customary among listed companies in the United States, including our peer companies. As a result, we believe that these arrangements are necessary to attract qualified directors and executive officers.
Shareholders are asked to approve or ratify, as applicable, these arrangements at the Annual General Meeting pursuant to Resolutions 10 to 17. For more information, see “Resolutions 10 to 17—Vote on the Agreements Referred to in Articles L. 225-38 et seq of the French Commercial Code.”
Other Related Person Transactions
Pursuant to French law, each of the board of directors and our Statutory Auditors must report annually to our shareholders regarding any related person transactions within the scope of Article L. 225-38 et seq. of the French Commercial Code in advance of our annual meeting, and such transactions must be approved by the board of directors prior to their execution and then submitted to the shareholders for ratification or approval, as applicable, at our annual meeting. The definition of a related person transaction under Article L. 225-38 et seq. of the French Commercial Code is not the same as under SEC rules. See “Resolutions 10 to 17 – Vote on the Agreements Referred to in Articles L. 225-38 et seq. of the French Commercial Code.”
Other Relationships
In connection with our business, we enter into contracts and other commercial arrangements with customers for retargeting and other services in the ordinary course, some of which customers may be affiliated with members of our Board. Ms. Balla is the chief executive officer of La Redoute, which, along with certain of its affiliates, is a customer of retargeting and other services. Similarly, Ms. Picard is the chief executive officer of Oui.sncf, which also, along with certain of its affiliates, is one of our customers. We review all such transactions pursuant to our Conflicts of Interest and Related Person Transaction Policy. In each case, the relevant director does not participate in these transactions and does not benefit directly from them. The board of directors has reviewed the Company’s transactions with Oui.sncf and La Redoute and has determined that these transactions have been entered into in the ordinary course and conducted on an arm’s length basis and involved terms no less favorable to us than those that we believe we would have obtained in the absence of such affiliation.

RESOLUTION 18:

VOTE ON THE DELEGATION OF AUTHORITY TO THE BOARD OF DIRECTORS TO EXECUTE A BUYBACK OF COMPANY STOCK
Pursuant to the following resolution, shareholders are asked to approve a delegation of authority to buy back shares of the Company’s stock to use as acquisition consideration and/or to underly incentive instruments granted the employees and executive officers of the Company and its subsidiaries.
External growth and, in particular, acquisitions that would enable us to strengthen our technology platform, product portfolio or team of key employees, particularly in Research & Development, are important areas of development for us. Potential targets of strategic importance are mainly located in the highly competitive technology industry in the United States. In order to take advantage of potential opportunities, particularly given the intense competition in the advertising technology industry, we must be able to act swiftly and with the greatest financial flexibility possible, both in terms of our access to financial resources and our ability to structure consideration in a manner that is attractive to U.S. targets.
Since equity-based incentives are a key component in the economics of new technologies, the board of directors wishes to enable us to use Company stock, among other means, as a component of acquisition consideration. Because we are not listed in the European Union and are therefore deemed a private company for French law purposes, our shareholders may not delegate their authority to the board of directors to issue new shares as consideration for potential acquisitions without the requirement to call a special shareholders’ meeting. However, our shareholders may delegate authority to our board of directors to repurchase outstanding shares in order to be able to use such shares as consideration for potential acquisitions, rather than issuing new shares. Unlike most companies incorporated under U.S. state law, which are generally able to repurchase their own shares without shareholder approval, as a French company, subject to limited exceptions only, our board of directors must have a specific delegation of authority in order to buy back our shares for any purpose, including to be used as consideration for future acquisitions. You are therefore being asked pursuant to Resolution 18 to renew our board of directors’ existing delegation of authority to buy back our shares to use as consideration for potential acquisitions, which otherwise would expire on June 27, 2019.
In addition, equity-based compensation is an important tool for us to attract industry leaders of the highest caliber and to retain them for the long term, as well as to ensure employees’ interests are aligned with those of our shareholders. As a result, the scope of the authorization being requested pursuant to Resolution 18 has been expanded this year to also allow us to use repurchased shares to grant equity to our employees in a manner that would not be dilutive to our shareholders.
Share repurchases pursuant to this resolution cannot exceed 10% of our share capital, provided that share repurchases for future use as merger and acquisition consideration cannot exceed 5% of our share capital. Any share repurchases pursuant to this resolution must be carried out within the price range—$17.74 to $42.86—determined by an independent expert (as required by Article L. 225-209-2 of the French Commercial Code) and approved by the shareholders pursuant to Resolution 18. The aggregate cap on repurchases pursuant to this Resolution 18 is $282,695,105.
This delegation of authority would be effective for 12 months (valid through May 15, 2020) and implemented under the conditions of Article L. 225-209-2 of the French Commercial Code. It would supersede the corresponding delegation granted by the shareholders at last year’s Annual General Meeting of Shareholders. Our board of directors relied on this same authorization granted at last year’s Annual General Meeting of Shareholders when it authorized the buyback of approximately $80 million worth of our outstanding ADSs, the repurchase of which we completed in the fourth quarter of 2018.
Under no circumstances can the board of directors use this delegation of authority during an unsolicited public tender offer by a third party on our shares.

The following documents will be made available to the shareholders entitled to vote at the Annual General Meeting in accordance with Articles L. 225-115, R. 225-83 and R. 225-89 of the French Commercial Code: (i) the report prepared by an independent expert appointed pursuant to the provisions of Article L. 225-209-2 of the French Commercial Code and (ii) the Statutory Auditors’ report.
For the full text of Resolution 18, please see Annex A.
RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
RESOLUTION 18.

RESOLUTION 19:

VOTE ON THE DELEGATION OF AUTHORITY TO THE BOARD OF DIRECTORS TO REDUCE THE COMPANY’S SHARE CAPITAL BY CANCELING SHARES AS PART OF THE AUTHORIZATION TO BUY BACK SHARES
The shareholders are asked to grant all powers to the board of directors for the purpose of canceling, on one or more occasions, all or part of the Company shares acquired as a result of the share repurchases authorized by the shareholders pursuant to Resolution 18. The shares to be canceled pursuant to this authorization shall not exceed 10% of our share capital in any 24-month period.
This authorization would be granted for a 12-month period (valid through May 15, 2020).
For the full text of Resolution 19, please see Annex A.
RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
RESOLUTION 19.

RESOLUTION 20:

VOTE ON THE AMENDMENT OF CERTAIN PROVISIONS OF THE COMPANY’S BY-LAWS (STATUTS)
Our By-laws currently provide that the maximum number of directors who can serve on our board is 18, which is the maximum number of members provided by French law. Directors of the Company can be individuals or legal entities. Our board of directors believes that 18 members is too large to facilitate productive discussion and effective decision-making and, accordingly, is asking our shareholders to approve an amendment to Article 11.1 of our bylaws setting the maximum number of directors at 10.
For the full text of Resolution 20, please see Annex A.
RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
RESOLUTION 20.

RESOLUTIONS 21 AND 22:
EQUITY RESOLUTIONS
Introduction
The following is an overview of the equity plan-related proposals being submitted for the approval of our shareholders, which are described in more detail below.
Our shareholders previously authorized us, pursuant to resolution 15 at the 2018 Annual General Meeting of June 27, 2018, to issue up to 4.2 million Ordinary Shares under our equity compensation plans (the “Existing Equity Pool”). As of December 31, 2018, approximately 1.7 million Ordinary Shares (or 1.08 million full-value awards under our Fungible Share Ratio of 1.57, as discussed further below) remained available for future issuance under the Existing Equity Pool. The board of directors believes that, given our organic and external growth strategy for 2019 and 2020, the Existing Equity Pool may be insufficient to meet our anticipated needs prior to the 2020 Annual General Meeting.
As a result, pursuant to Resolution 22, we are requesting that shareholders authorize a share reserve of 6.2 million new Ordinary Shares, which will cover all grants under all of our equity compensation plans from the date of the Annual General Meeting (the “New Equity Pool”), including: (i) stock options to be issued pursuant to the authorization in resolution 15 adopted at the 2017 Annual General Meeting under the 2016 Criteo Stock Option Plan (the “2016 Stock Option Plan”); (ii) time-based free shares (“RSUs”) to be granted pursuant to the authorization in resolution 16 adopted at the 2017 Annual General Meeting under the Amended and Restated 2015 Time-Based RSU Plan (the “2015 Time-Based RSU Plan”); (iii) performance-based RSUs (“PSUs”) to be granted pursuant to the authorization in resolution 17 adopted at the 2017 Annual General Meeting under the Amended and Restated 2015 Performance-Based RSU Plan (the “2015 Performance-Based RSU Plan”); and (iv) BSAs (non-employee warrants) to be issued pursuant to the authorization in Resolution 21. As a French company, we are required to submit individual authorizations for the grant of each of these award types to our shareholders for approval. Once the authorization for the New Equity Pool is approved by shareholders, we will no longer be able to grant any equity awards from the Existing Equity Pool. As in the past, any awards we grant will be deducted from the pool, regardless of whether the underlying shares are newly issued or have been repurchased pursuant to Resolution 18.
Additionally, pursuant to the 2015 Time-Based RSU Plan and the 2015 Performance-Based RSU Plan, any RSU or PSU granted would be counted against the New Equity Pool limit as 1.57 shares for every one RSU or PSU granted (the “Fungible Share Ratio”). The board of directors considered this Fungible Share Ratio in connection with its determination of the size of the New Equity Pool for submission to our shareholders. With the Fungible Share Ratio, if we were to issue only RSUs and PSUs, the New Equity Pool would permit the issuance of a maximum of approximately 3.95 million new Ordinary Shares.
Historical Overhang and Annual Share Usage
While the use of equity is an important part of our compensation program, we are mindful of our responsibility to our shareholders to exercise judgment in the granting of equity awards. As a result, we evaluated both our “overhang percentage” and annual share usage, or “burn rate,” in considering the advisability of the New Equity Pool and its potential impact on our shareholders.

•	Overhang. As of March 1, 2019, we had 8,627,062 Ordinary Shares subject to outstanding equity awards, as follows:

◦	3,771,278 stock options and BSAs (with a weighted average exercise price of $32.50 and a weighted average remaining contractual term of 6.45 years), and

◦	4,652,452 RSUs and PSUs.

Our named executive officers, senior management (other than our named executive officers) and independent directors held approximately 22.38%, 1.33% and 3.46%, respectively, of such outstanding equity awards as of March 1, 2019. Additionally, approximately 1,381,169 Ordinary Shares (or, under the Fungible Share Ratio, approximately 879,726 million RSUs and PSUs) were available for future awards under the Existing Equity Pool as of March 1, 2019. The 15.6% overhang represents the sum of the outstanding equity awards and the Ordinary Shares that remain available for issuance under the Existing Equity Pool, divided by 66,019,315 Ordinary Shares outstanding as of March 1, 2019 (the “overhang percentage”).
Once the authorization for the New Equity Pool is approved by shareholders, we will no longer be able to grant any equity awards from the Existing Equity Pool. As a result of the replenishment of Ordinary Shares available for issuance under the New Equity Pool, our overhang percentage would increase to approximately 22.5%, based on the number of equity awards and Ordinary Shares outstanding as of March 1, 2019. Taking into account the 1,550,307 shares we held in treasury to underly equity incentive instruments, our effective overhang percentage would be approximately 20.1%.

•	Annual Share Usage. The annual share usage, or burn rate, under our equity compensation program for the last three fiscal years was as follows:

	Fiscal Year 2018	Fiscal Year 2017	Fiscal Year 2016	Three-Year Average
A: Stock Options and BSAs Granted	1,138,064	412,300	625,098	725,154
B: RSUs Granted	2,930,312	1,756,202	2,355,980	2,347,498
C: PSUs Granted	203,332	135,500	228,260	189,031
D: PSUs Earned	—	64,750	193,014	85,921
E: Total Options, BSAs and RSUs Granted and Total PSUs Earned (A+B+D)	4,068,376	2,233,252	3,174,092	3,158,573
F: Basic Weighted Average Ordinary Shares Outstanding	67,551,344	65,143,036	63,337,792	65,344,057
G: Burn Rate (E/F)	6.02%	3.43%	5.01%	4.82%

The chart below shows a comparison of our average annual gross adjusted burn rates over the last three years against the gross adjusted burn rates of our U.S. peer companies, the most comparable group of companies for which burn-rate information was available, aggregated at the 25th, 50th and 75th percentiles. As shown below, our three-year gross average adjusted burn rate of 8.8% puts us at approximately the 60th percentile.
Gross adjusted burn rate is equal to (i) the sum of (A) the number of shares granted (and not, in the case of PSUs, the number earned) plus (B) the number of full value shares granted multiplied by a multiplier applied by Institutional Shareholder Services (“ISS”)), divided by (ii) our weighted average Ordinary Shares outstanding. The ISS multiplier converts full-value awards to stock option equivalents using a multiplier that ranges from 1.5x to 4.0x and is tied to the volatility of each company’s stock price over the past three years. For 2018, the ISS multiplier for Criteo is 2.0. We have chosen to present gross adjusted burn rate (rather than the burn rate calculated in the table above under “Annual Share Usage”) for comparative purposes because of the limited availability of peer disclosure of earned PSU amounts.

Although our future annual share usage will depend upon and be influenced by a number of factors, such as the number of plan participants and the price per share of our Ordinary Shares, the maximum of 6.2 million Ordinary Shares reserved for issuance under the New Equity Pool (or 3.95 million full-value awards under our Fungible Share Ratio of 1.57) will enable us to continue to utilize equity awards as an important component of our compensation program and help meet our objectives to attract, retain and incentivize talented personnel. The calculation of the New Equity Pool took into account, among other things, our share price and volatility, our share burn rate and overhang, the existing terms of our outstanding awards and the Fungible Share Ratio with respect to the issuance of RSUs and PSUs. The Company also considered the guidelines of proxy advisory firms in connection with the features of our equity compensation plans. The results of this analysis were presented to the compensation committee and the board of directors for their consideration. Upon approval of Resolutions 21 and 22, based on the factors described above, we estimate that the pool of available shares would last for approximately one year.
Shares Authorized for Issuance under Equity Compensation Plans – Equity Compensation Plan Information
The following table provides information about our Ordinary Shares that may be issued under our equity compensation plans at December 31, 2018:

Plan Category	Securities to Be Issued Upon Exercise of Outstanding Options, Warrants or Rights	Weighted Average Exercise Price per Share(1)	Securities Available for Future Issuance(3)
Equity compensation plans approved by security holders	8,803,766	$32.40(2)	1,081,906
Equity compensation plans not approved by security holders	-	-	-
Total	8,803,766	$32.40(2)	1,081,906
(1) The weighted-average exercise price does not reflect the ordinary shares that will be issued in connection with the vesting of RSUs or PSUs, since RSUs and PSUs have no exercise price.
(2) The weighted-average exercise price was €27.43 and has been converted to U.S. dollars based on the average exchange rate for the year ended December 31, 2018 of €1.00=$1.181026.
(3) The number of securities available for future issuance under all equity compensation plans maintained by us (each type of plan, as described in detail below), represents full-value awards applying our Fungible Share Ratio of 1.57 under the 2015 Time-Based RSU Plan and the 2015 Performance-Based RSU Plan, and is equivalent 1,698,592 stock option awards under the 2016 Stock Option Plan.

Criteo Equity Compensation Plans
We currently maintain the following equity compensation plans and arrangements: (i) the 2015 Time-Based RSU Plan, pursuant to which we issue RSUs to our employees; (ii) the 2015 Performance-Based RSU Plan, pursuant to which we issue PSUs to our executives and certain key employees; (iii) the 2016 Stock Option Plan, pursuant to which we issue stock options to executives and employees; and (iv) the authority to grant BSAs (non-employee warrants) to our non-employee directors.
The 2015 Time-Based RSU Plan and 2015 Performance-Based RSU Plan were each adopted by our board of directors on July 30, 2015 and approved by our shareholders at the Combined Shareholders’ Meeting on October 23, 2015. Our shareholders approved an amendment to each of the 2015 Time-Based RSU Plan and the 2015 Performance-Based RSU Plan to change the Fungible Share Ratio from 2.5 to 1.57 on June 29, 2016 at the 2016 Annual General Meeting.

The 2016 Stock Option Plan was adopted by our board of directors on April 7, 2016, and approved by our shareholders on June 29, 2016 at the 2016 Annual General Meeting. The authority to grant BSAs was also approved by our shareholders at such meeting and then renewed at the next two Annual General Meetings.
The purposes of our equity compensation plans and arrangements are to: (i) attract and retain the best available personnel, in particular for positions of substantial responsibility; (ii) provide long-term incentives to grantees; (iii) align interests of grantees with those of shareholders; and (iv) promote the success of the Company’s business.
All equity and option awards to our named executive officers and certain other executives under the 2016 Stock Option Plan, the 2015 Time-Based RSU Plan and the 2015 Performance-Based RSU Plan are subject to our clawback policy, which was adopted by our board of directors in April 2018 and which allows us to recoup performance-based equity awards and cash bonuses earned or paid after the effective date of the policy from our Chief Executive Officer and certain other executive officers (including our named executive officers) if (i) the amount of any such incentive payments was based on the achievement of certain financial results that were subsequently the subject of an amendment or restatement, and the applicable incentive payment would not have been made to the executive officer based upon the restated financial results, or (ii) the executive engaged in misconduct resulting in a material violation of law or the Company’s policies that results in significant harm to the Company.
Equity Compensation for Employees
Long-term incentive compensation in the form of equity awards is an important tool for us to attract industry leaders of the highest caliber and to retain them for the long term. We currently grant stock options and RSUs, subject only to time-based vesting, and PSUs, subject to the achievement of performance goals and time-based vesting, to our executive officers and certain other members of management and employees, as determined by the board of directors. The mix of equity incentives that we grant to our employees and executives, as appropriate, has been designed to ensure retention, shareholder alignment and, in the case of our executives, a pay-for-performance executive compensation program.
See “Executive Compensation – Compensation Discussion and Analysis – Elements of Executive Compensation Program – Long-Term Incentive Compensation” for a detailed description of the equity compensation provided to our named executive officers.
At the 2017 Annual General Meeting, we sought and received the approval of renewed authorization to grant stock options (resolution 15 adopted at the 2017 Annual General Meeting), RSUs (resolution 16 adopted at the 2017 Annual General Meeting) and PSUs (resolution 17 adopted at the 2017 Annual General Meeting) from our shareholders, and are seeking approval of renewed authorization to grant BSAs at the Annual General Meeting pursuant to Resolution 21, and, in connection therewith, we are seeking shareholder approval of the New Equity Pool (Resolution 22).
Equity Compensation for Directors
We believe that a combination of cash and equity is the best way to attract and retain directors with the background, experience and skills necessary for a company such as ours, and is in line with our industry’s practice. Pursuant to French law, non-employee directors may not be granted stock options or RSUs. As a result, the right to subscribe for BSAs is a key element of the compensation we currently provide to our independent directors. As a result, we are seeking shareholder approval to renew our authorization to grant BSAs pursuant to Resolution 21. For more information on the BSAs granted to our independent directors, see “Director Compensation – Independent Director Compensation.”

Description of Principal Features of our Equity Compensation Plans
Pursuant to SEC requirements, we are providing the following descriptions of the material terms of our equity compensation plans and arrangements that will collectively be subject to the requested New Equity Pool. The following description of the material terms of our equity compensation plans and arrangements is qualified in its entirety by the complete text of the plans. Our 2016 Stock Option Plan, 2015 Time-Based RSU Plan and 2015 Performance-Based RSU Plan are attached as Appendix A, Appendix B and Appendix C, respectively, to the proxy statement as filed with the SEC.
Description of Principal Features of the 2016 Stock Option Plan
Types of Awards; Eligibility. The 2016 Stock Option Plan provides for the discretionary grant of options to purchase our ordinary shares to our employees and employees of any company or group in which we hold, directly or indirectly, 10% or more of the share capital and voting rights as of the date of the grant. Approximately 2,800 persons (not including any new hires in 2019 and later years) are eligible to be selected to participate in the 2016 Stock Option Plan. Participants in the 2016 Stock Option Plan will be determined at the discretion of the board of directors. Options granted under the 2016 Stock Option may be intended to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code” and such awards, “ISOs”), or options that do not qualify as ISOs (“NSOs”).
Shares Available; Certain Limitations. The maximum number of shares that may be acquired or issued upon the exercise of options under the 2016 Stock Option Plan will not exceed the overall number of shares remaining available for issuance under our equity compensation plans pursuant to the shareholder authorization in effect at the time of grant, which, following the Annual General Meeting will be the New Equity Pool, subject to shareholder approval. The maximum number of Ordinary Shares that may be granted in any fiscal year of Criteo to any individual beneficiary is 1,570,000. The maximum number of Ordinary Shares that may be granted as ISOs is 4,600,000. Securities resulting from option exercise under the 2016 Stock Option Plan may consist of authorized but unissued Ordinary Shares or existing shares of Criteo.
Administration. The 2016 Stock Option Plan will be administered by the board of directors. Subject to the provisions of the 2016 Stock Option Plan, the board of directors will have the authority, in its discretion, to: (i) determine the fair market value of our ordinary shares; (ii) determine individuals to whom options may be granted; (iii) select the individuals and determine whether and to what extent options may be granted; (iv) approve or amend forms of agreement; (v) determine the terms and conditions of options, consistent with the plan terms; (vi) construe and interpret the terms of the 2016 Stock Option Plan and options granted thereunder; (vii) prescribe, amend and rescind rules and regulations relating to the 2016 Stock Option Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws; (viii) modify or amend each option, including the discretionary authority to extend the post-termination exercise period of options after the termination of the employment agreement or the end of the term of office, longer than is otherwise provided for in the 2016 Stock Option Plan, but in no event beyond the original term of the option; (ix) authorize any person to execute on behalf of Criteo any instrument required to effect the grant of an option previously granted by the administrator; (x) determine the terms and restrictions applicable to options; and (xi) make all other such determinations deemed necessary or appropriate to administer the 2016 Stock Option Plan.
Exercisability and Vesting. The exercise price of an option granted pursuant to the 2016 Stock Option Plan must be equal to the fair market value of the underlying share, which, consistent with French market practice, is set at the higher of (i) the closing price on the day prior to the grant date and (ii) 95% of the average closing price during the 20 trading days prior to the grant date. The board of directors may not reduce the exercise price of an option without shareholder approval. At the time an option is granted, the board of directors will fix the vesting period. Any options granted under the 2016 Stock Option Plan will be subject to a vesting period of at least one year, provided that options representing a maximum of 5% of the New Equity Pool may be granted without any minimum vesting period.
Equitable Adjustments. In the event of the carrying out by Criteo of any of the financial operations pursuant to Article L. 225-181 of the French Commercial Code as follows: (i) amortization or reduction of share capital, (ii) a change to the allocation of profits, (iii) a distribution of free shares, (iv) capitalization of reserves, profits or issuance premiums or (v) an issuance of shares or securities giving right to shares to be subscribed for in cash or by set-off of existing indebtedness offered exclusively to shareholders, the board of directors will take the required measures to protect the interest of the optionees in the conditions set forth in Article L. 228-99 of the French Commercial Code.
Additionally, in the event of a change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, including a spin off, or other distribution of stock or property of Criteo, any reorganization or any partial or complete liquidation of Criteo, the board of directors may make such adjustment in the number and class of Ordinary Shares which may be delivered under the 2016 Stock Option Plan, in the exercise or purchase price per share under any outstanding option in order to prevent dilution or enlargement of beneficiaries’ rights, and in the option limits as it determines to be appropriate and equitable, in its sole discretion, to prevent dilution or enlargement of rights. No such adjustment will cause any option hereunder which is or becomes subject to Section 409A of the Code (“Section 409A”) to fail to comply with the requirements of such section.
Award Treatment Upon a Change in Control. Unless otherwise provided by the board of directors, in an agreement between Criteo or its affiliates and the optionee or in the applicable award agreement, in the event of a change in control (as defined in the 2016 Stock Option Plan), each outstanding option will be assumed or an equivalent option or right substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation or parent or subsidiary of the successor corporation does not agree to assume or substitute for the outstanding options, each option that is not assumed or substituted for, will accelerate and become fully vested and exercisable prior to the consummation of the change in control at such time and on such conditions as the board of directors determines. In addition, if an option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a change in control, the board of directors will notify the relevant optionee in writing or electronically that his or her option will be fully vested and exercisable for a period of time, which will not be less than 10 days, determined by the board of directors in its sole discretion, and the option will terminate upon the expiration of such period.
An option will be considered assumed if: (i) following the change in control, the option confers the right to purchase or receive, for each share subject to the option immediately prior to the change in control, the consideration (whether stock, cash or other securities or property) or the fair market value of the consideration received in the change in control by holders of shares for each such share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares), provided that the consideration received in the change in control is not solely common stock of the successor corporation or its parent, the board of directors may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an option for each share subject to such option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of common stock of Criteo in the change in control; (ii) any securities of the successor corporation or its parent forming part of the substitute option following the change in control are freely tradable on a major stock exchange; and (iii) the option otherwise remains subject to the same terms and conditions that were applicable to the option immediately prior to the change in control.
Notwithstanding any provision of the 2016 Stock Option Plan to the contrary, in the event that each outstanding option is not assumed or substituted in connection with a change in control, the board of directors may, in its discretion, provide that each option shall, immediately upon the occurrence of a change in control, be canceled in exchange for a payment in cash or securities in an amount equal to (x) the excess (if any) of the consideration paid per share in the change in control over the exercise or purchase price per share subject to the option multiplied by (y) the number of shares granted under the option. Without limiting the generality of the foregoing, in the event that the exercise or purchase price per share subject to the option is greater than or equal to the consideration paid per share in the change in control, then the Administrator may, in its discretion, cancel such option without any consideration upon the occurrence of a change in control.
Clawback. In April 2018, we adopted a clawback policy with respect to certain incentive compensation earned by or paid to our executive officers after the effective date of the policy, which, to the extent permitted by applicable law, will allow us to recoup performance-based equity awards and cash bonuses from our Chief Executive Officer and certain other executive officers (including our named executive officers) if (i) the amount of any such incentive payments was based on the achievement of certain financial results that were subsequently the subject of an amendment or restatement, and the applicable incentive payment would not have been made to the executive officer based upon the restated financial results, or (ii) the executive engaged in misconduct resulting in a material violation of law or the Company’s policies that results in significant harm to the Company.
Amendment and Termination of the Plan. The board of directors will have the authority to amend, alter, suspend or terminate the 2016 Stock Option Plan at any time. Criteo will obtain shareholder approval of any amendment to the extent necessary and desirable to comply with applicable laws (including the requirements of any exchange or quotation system on which Criteo’s ADSs or Ordinary Shares may then be listed or quoted). Such shareholder approval, if required, will be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.
Governing Law. The 2016 Stock Option Plan is governed by the laws of the French Republic.
Description of Principal Features of the 2015 Time-Based RSU Plan
Types of Awards; Eligibility. The 2015 Time-Based RSU Plan provides for the grant of RSUs to our employees and employees of any company or group in which we hold, directly or indirectly, 10% or more of the share capital and voting rights as of the date of the grant. Approximately 2,800 persons (not including any new hires in 2018 and later years) are eligible to be selected to participate in the 2015 Time-Based RSU Plan. Participants in the 2015 Time-Based RSU Plan are determined at the discretion of the board of directors.
Shares Available; Certain Limitations. The maximum number of shares that may be acquired or issued upon the vesting of RSUs under the 2015 Time-Based RSU Plan will not exceed the overall number of shares remaining available for issuance under the Company’s equity compensation plans pursuant to the shareholder authorization in effect at the time of grant, which, following the Annual General Meeting, will be the New Equity Pool subject to shareholder approval. Any RSUs granted under the 2015 Time-Based RSU Plan are counted against this limit as 1.57 shares for every one RSU granted. RSUs subject to the 2015 Time-Based RSU Plan may consist of authorized but unissued Ordinary Shares or existing shares of Criteo.
In the event that a RSU is terminated or canceled without having been definitively acquired by the grantee, or has otherwise not vested, the unacquired portion of RSUs relating to such awards will, provided the 2015 Time-Based RSU Plan is still in effect, again be available for future awards to the 2015 Time-Based RSU Plan or the 2015 Performance-Based RSU Plan. Notwithstanding any provision of the 2015 Time-Based RSU Plan to the contrary, shares withheld or reacquired by Criteo in satisfaction of tax withholding obligations with respect to a grantee will not again be available for issuance under the 2015 Time-Based RSU Plan.
Administration. The 2015 Time-Based RSU Plan is administered by the board of directors. Subject to the provisions of the 2015 Time-Based RSU Plan, the board of directors has the authority, in its discretion, to determine (i) the terms, conditions and restrictions applicable to RSUs (which need not be identical) to any participant and any shares acquired pursuant to such grant and (ii) whether, to what extent, and under what circumstances RSUs may be settled, canceled, forfeited, exchanged or surrendered.
Exercisability and Vesting. RSUs will vest at the times and upon the conditions that the board of directors may determine, as reflected in an applicable award agreement. RSUs granted under the 2015 Time-Based RSU Plan vest solely on the basis of continued employment through the end of the vesting period, provided that (unless otherwise determined by the board of directors at the time of grant and except for beneficiaries who are subject to taxation in certain enumerated countries) if a beneficiary leaves the Company more than one year after the grant date of the RSUs but before the first vesting date, they will receive a pro-rata portion of the grant on the first vesting date and the rest of the award will be automatically forfeited. RSUs have a minimum vesting period of one year. Additionally, RSUs are subject to a holding period of one year, provided the board of directors may reduce or remove the holding period entirely so long as the vesting period and any holding period, taken together, last at least two years after the grant date.
Equitable Adjustments. In the event certain changes occur to Criteo’s capitalization such as (i) an amortization or reduction of its share capital, (ii) a change to the allocation of its profits, (iii) a distribution of its free shares, (iv) the capitalization of reserves, profits, issuance premiums or (v) an issuance of shares or securities giving right to shares to be subscribed for in cash or by set-off of existing indebtedness offered exclusively to the shareholders, the board of directors may adjust the maximum number of RSUs or take other such action as may be provided in Article L. 228-99 of the French Commercial Code.
Award Treatment Upon a Change in Control. In the event of a change in control (as defined in the 2015 Time-Based RSU Plan), if a successor corporation or a parent or subsidiary of the successor corporation does not agree to assume or substitute outstanding RSUs, and only if the RSUs were granted at least one year prior to the date of the change in control, the restrictions and forfeiture conditions applicable to the RSUs will lapse and the RSUs will be deemed fully vested prior to the consummation of a change in control. RSUs granted within one year prior to the consummation of the change in control will either be assumed, substituted or canceled, as set forth below.
A successor corporation or a parent or subsidiary of a successor corporation will be considered to have assumed or substituted for outstanding RSUs where: (i) following the change in control, the terms of the RSU provide the right to receive, for each ordinary share of Criteo subject to the RSU immediately prior to the change in control, the consideration (whether stock, cash or other securities or property) or the fair market value of the consideration that the shareholders of Criteo received for their Ordinary Shares on the effective date of the change in control (if the consideration received by the shareholders does not consist solely of common stock of the successor corporation or its parent, the board of directors may, with the consent of the successor corporation, provide for the consideration to be received for each RSU to consist of common stock of the successor corporation or its parent, which is equal in fair market value to the per share consideration received by the shareholders of the Company in the change in control); (ii) any securities of the successor corporation or its parent forming part of the RSUs following the change in control are freely tradable on a major stock exchange; and (iii) the RSUs otherwise remain subject to the same terms and conditions that were applicable immediately prior to the change in control.
Except as would otherwise result in adverse tax consequences under Section 409A, the board of directors may, in its discretion, provide that each RSU will, immediately upon the occurrence of a change in control, be canceled in exchange for a payment in cash or securities in an amount equal to (i) the consideration paid per ordinary share of Criteo in the change in control multiplied by (ii) the number of shares subject to each RSU. The board of directors will not be required to treat each outstanding grant of RSUs similarly. The 2015 Time-Based RSU Plan provides the board of directors discretion to determine how such cancellation payments are made, including subjecting such payments to vesting conditions comparable to the RSUs surrendered, subjecting such payments to escrow or holdback provisions comparable to those imposed upon Criteo’s shareholders in connection with the change in control, or calculating and paying the present value of payments that would otherwise be subject to escrow or holdback terms.
Clawback. In April 2018, we adopted a clawback policy with respect to incentive compensation earned by or paid to our executive officers after the effective date of the policy, which, to the extent permitted by applicable law, will allow us to recoup performance-based equity awards and cash bonuses from our Chief Executive Officer and certain other executive officers (including our named executive officers) if (i) the amount of any such incentive payments was based on the achievement of certain financial results that were subsequently the subject of an amendment or restatement, and the applicable incentive payment would not have been made to the executive officer based upon the restated financial results, or (ii) the executive engaged in misconduct resulting in a material violation of law or the Company’s policies that results in significant harm to the Company.
Amendment and Termination of the Plan. The board of directors has the authority to amend, alter, suspend or terminate the 2015 Time-Based RSU Plan at any time. Criteo will obtain shareholder approval of any amendment to the extent necessary and desirable to comply with applicable laws (including the requirements of any exchange or quotation system on which Criteo’s ADSs or Ordinary Shares may then be listed or quoted). Such shareholder approval, if required, will be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.
Prohibition on Payment of Dividends. In April 2018, we amended the 2015 Time-Based RSU Plan to expressly prohibit the payment or accumulation of dividends on unvested RSU awards. The amendment formalized our existing practice of not paying or accumulating dividends on unvested RSU awards.
Governing Law. The 2015 Time-Based RSU Plan is governed by the laws of the French Republic.
Description of Principal Features of the 2015 Performance-Based RSU Plan
Types of Awards; Eligibility. The 2015 Performance-Based RSU Plan provides for the discretionary grant of PSUs to our named executive officers, as well as to certain members of executive management and other employees and employees of any company or group in which Criteo holds, directly or indirectly, 10% or more of the share capital and voting rights as of the date of the grant (based on past practice of consideration by the compensation committee and the board of directors, approximately ten persons are eligible to be selected to participate in the 2015 Performance-Based RSU Plan). Participants in the 2015 Performance-Based RSU Plan are determined at the discretion of the board of directors. For the number of employees employed by us and our subsidiaries, please refer to our Annual Report on Form 10-K for the fiscal year ended December 31, 2018.
Shares Available; Certain Limitations. The maximum number of shares that may be acquired or issued upon the vesting of PSUs under the 2015 Performance-Based RSU Plan will not exceed the overall number of shares remaining available for issuance under the Company’s equity compensation plans pursuant to the shareholder authorization in effect at the time of grant, which, following the Annual General Meeting, will be the New Equity Pool subject to shareholder approval. Any PSUs granted under the 2015 Performance-Based RSU Plan are counted against this limit as 1.57 shares for every one PSU granted. PSUs subject to the 2015 Performance-Based RSU Plan may consist of authorized but unissued Ordinary Shares or existing shares of Criteo.
With respect to any PSU granted under the 2015 Performance-Based RSU Plan, unless otherwise determined by the board of directors, no single individual will be granted PSUs in respect of more than 1,000,000 Ordinary Shares for any single fiscal year.
In the event that a PSU is terminated or canceled without having been definitively acquired by the grantee, or has otherwise not vested, the unacquired portion of PSUs relating to such awards will, provided the 2015 Performance-Based RSU Plan is still in effect, again be available for future awards to the 2015 Performance-Based RSU Plan or the 2015 Time-Based RSU Plan. Notwithstanding any

provision of the 2015 Performance-Based RSU Plan to the contrary, shares withheld or reacquired by Criteo in satisfaction of tax withholding obligations with respect to grantee will not again be available for issuance under the 2015 Performance-Based RSU Plan.
Administration. The 2015 Performance-Based RSU Plan is administered by the board of directors. Subject to the provisions of the 2015 Performance-Based RSU Plan, the board of directors has the authority, in its discretion, to determine (i) the terms, conditions and restrictions applicable to PSUs (which need not be identical) to any participant and any shares acquired pursuant to such grant and (ii) whether, to what extent, and under what circumstances PSUs may be settled, canceled, forfeited, exchanged or surrendered.
Exercisability and Vesting. PSUs will vest at the times and upon the conditions that the board of directors may determine, as reflected in an applicable award agreement. PSUs granted under the 2015 Performance-Based RSU Plan will vest (i) on the basis of time, provided that the participant remains employed with us through the end of the vesting period (subject to the following sentence), and (ii) on the basis of an attainment of one or more performance targets determined by the board of directors at the time of grant. Unless otherwise determined by the board of directors at the time of grant, if a beneficiary leaves the Company more than one year after the grant date of the PSUs but before the first vesting date and any of the performance targets related to the grant have been met at 100% attainment or higher, the beneficiary will receive the portion of their grant relating to those performance targets that have been fully met on the first vesting date, and the rest of the award will be automatically forfeited. PSUs have a minimum vesting period of one year. Additionally, PSUs are subject to a holding period of one year, provided the board of directors may reduce or remove the holding period entirely so long as the vesting period and any holding period, taken together, last at least two years after the grant date.
The ultimate acquisition by the recipients of PSU grants of any shares subject to the PSUs is subject to or conditioned upon, in whole or in part, the achievement of certain performance criteria. At the time of grant, the board of directors will establish in writing the applicable performance period, performance award formula and one or more performance targets which, when measured at the end of the performance period, will determine, on the basis of the performance award formula, the final number of shares to be acquired by the participant. The board of directors will have full power and final authority, in its discretion, to alter or cancel the performance targets or performance award formula applicable to a grantee, including, without limitation, in the event that the participant changes roles or functions within Criteo or any of our affiliates during the performance period.
Performance Targets. Performance will be evaluated by the board of directors on the basis of targets to be attained with respect to one or more measures of business or financial performance (“Performance Criteria”). Except as otherwise determined by the board of directors and, in each case, to the extent applicable, Performance Criteria will have the same meanings as used in our financial statements, or, if such terms are not used in the our financial statements, they will have the meaning applied pursuant to generally accepted accounting principles or as used generally in the Company’s industry. Except as otherwise determined by the board of directors, the Performance Criteria applicable to the acquisition of shares subject to a PSU will be calculated in accordance with generally accepted accounting principles and will exclude the effect (whether positive or negative) of any change in accounting standards or any extraordinary, unusual or nonrecurring item, as determined by the board of directors, occurring after the establishment of the performance targets applicable to the acquisition of the shares. Each such adjustment, if any, will be made solely for the purpose of providing a consistent basis from period to period for the calculation of Performance Criteria in order to prevent the dilution or enlargement of the participant’s rights with respect to the acquisition of the shares subject to the PSUs.
Performance Criteria may be one or more of the following, as determined by the board of directors: (i) revenue excluding traffic acquisition costs; (ii) adjusted earnings before interest, taxes, depreciation and amortization, as defined by the Company in its financial statements as filed with the SEC; (iii) cash flow from operating activities; (iv) stock price; (v) completion of identified special project(s); or (vi) any combination of the foregoing. Notwithstanding the foregoing, the board of directors may provide that one or more objectively determinable adjustments will be made to the Performance Criteria, which may include adjustments that would cause the measures to be considered “non-GAAP financial measures” under rules promulgated by the SEC.
Where applicable, performance targets may be expressed in terms of attaining a specified level of the Performance Criteria or the attainment of a percentage increase or decrease in the particular Performance Criteria, and may be applied to one or more of the Company, any subsidiary or affiliate of the Company, or a division or strategic business unit of the Company or any subsidiary or affiliate thereof, or may be applied to the performance of the Company or any subsidiary or affiliate thereof relative to a market index, a group of other companies or a combination thereof, all as determined by the board of directors. The performance targets may be subject to a threshold level of performance below which no shares will be acquired, levels of performance at which specified numbers of shares will be acquired, and a maximum level of performance above which no additional number of shares will be acquired (or at which full vesting will occur).
Equitable Adjustments. In the event certain changes occur to Criteo’s capitalization such as (i) an amortization or reduction of its share capital, (ii) a change to the allocation of its profits, (iii) a distribution of its free shares, (iv) the capitalization of reserves, profits, issuance premiums or (v) an issuance of shares or securities giving right to shares to be subscribed for in cash or by set-off of existing indebtedness offered exclusively to the shareholders, the board of directors may adjust the maximum number of PSUs or take other such action as may be provided in Article L. 228-99 of the French Commercial Code.
Award Treatment Upon a Change in Control. In the event of a change in control (as described in the 2015 Performance-Based RSU Plan), if a successor corporation or a parent or subsidiary of the successor corporation does not agree to assume or substitute outstanding PSUs, and the PSUs were granted at least one year prior to the date of the change in control, the restrictions and forfeiture conditions applicable to the PSUs will lapse and the PSUs will be deemed fully vested at the target level of performance prior to the consummation of a change in control. PSUs granted within one year prior to the consummation of the change in control will either be assumed, substituted or canceled, as set forth below.
A successor corporation or a parent or subsidiary of a successor corporation will be considered to have assumed or substituted for outstanding PSUs where: (i) following the change in control, the terms of the PSU provide the right to receive, for each ordinary share of Criteo subject to the PSU immediately prior to the change in control, the consideration (whether stock, cash, or other securities or property) or the fair market value of the consideration that the shareholders of Criteo received for their Ordinary Shares on the effective date of the change in control (if the consideration received by the shareholders does not consist solely of common stock of the successor corporation or its parent, the board of directors may, with the consent of the successor corporation, provide for the consideration to be received for each PSU to consist of common stock of the successor corporation or its parent, which is equal in fair market value to the per share consideration received by the shareholders of the Company in the change in control); (ii) any securities of the successor corporation or its parent forming part of the PSUs following the change in control are freely tradable on a major stock exchange; and (iii) the PSUs otherwise remain subject to the same terms and conditions that were applicable immediately prior to the change in control.
Except as would otherwise result in adverse tax consequences under Section 409A, the board of directors may, in its discretion, provide that each PSU will, immediately upon the occurrence of a change in control, be canceled in exchange for a payment in cash or securities in an amount equal to (i) the consideration paid per ordinary share of Criteo in the change in control multiplied by (ii) the number of shares subject to each PSU. The board of directors will not be required to treat each outstanding grant of PSUs similarly. The 2015 Performance-Based RSU Plan provides the board of directors discretion to determine how such cancellation payments are made, including subjecting such payments to vesting conditions comparable to the PSUs surrendered, subjecting such payments to escrow or holdback provisions comparable to those imposed upon Criteo’s shareholders in connection with the change in control, or calculating and paying the present value of payments that would otherwise be subject to escrow or holdback terms.
Clawback. In April 2018, we adopted a clawback policy with respect to incentive compensation earned by or paid to our executive officers after the effective date of the policy, which, to the extent permitted by applicable law, will allow us to recoup performance-based equity awards and cash bonuses from our Chief Executive Officer and certain other executive officers (including our named executive officers) if (i) the amount of any such incentive payments was based on the achievement of certain financial results that were subsequently the subject of an amendment or restatement, and the applicable incentive payment would not have been made to the executive officer based upon the restated financial results, or (ii) the executive engaged in misconduct resulting in a material violation of law or the Company’s policies that results in significant harm to the Company.
Amendment and Termination of the Plan. The board of directors has the authority to amend, alter, suspend or terminate the 2015 Performance-Based RSU Plan at any time. Criteo will obtain shareholder approval of any amendment to the extent necessary and desirable to comply with applicable laws (including the requirements of any exchange or quotation system on which Criteo’s ADSs or Ordinary Shares may then be listed or quoted). Such shareholder approval, if required, will be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.
Prohibition on Payment of Dividends. In April 2018, we amended the 2015 Performance-Based RSU Plan to expressly prohibit the payment or accumulation of dividends on unvested PSU awards. The amendment formalizes our existing practice of not paying or accumulating dividends on unvested PSU awards.
Governing Law. The 2015 Performance-Based RSU Plan is governed by the laws of the French Republic.
Description of Principal Features of the BSAs
Types of Awards. BSAs entitle a holder to exercise the warrant for the underlying vested shares at an exercise price per share determined by the board of directors as of the date of issue, which exercise price must be at least equal to the average closing price of the ADSs for the 20 trading days preceding the grant date of the BSAs. In addition to any exercise price payable by a holder upon the exercise of a BSA, BSAs must be subscribed for at a price at least equal to the fair market value of the applicable warrants on the date of grant (the “Subscription Price”), based on a valuation prepared by an independent expert and the terms of the BSA. Each of our independent directors (currently six persons) is eligible to receive BSAs. We use BSAs as part of our independent director compensation. See “Director Compensation” herein for more information.
Administration. Subject to shareholder approval of Resolution 21, the board of directors will determine the recipients, dates of grant and exercise price of BSAs, the number of BSAs to be granted and the terms and conditions of the BSAs, including the period of their exercisability and their vesting schedule.
The Company is authorized, without requesting the specific consent of the holder of the BSAs, to modify its corporate form and its corporate purpose provided, however, that, unless so authorized by the terms and conditions of the BSAs, the Company cannot amend the rules regarding profit allocation, amortize the share capital and create and issue preferred shares entailing any such modification or amortization without requesting the specific consent of holders of each class of BSAs.
Exercisability and Vesting. Under current independent director compensation, the BSAs granted to independent directors on an annual basis will generally vest over a four-year period from their grant date and no BSA will be exercisable for the first 12 months following the grant date, except in the event of termination or a change in control. The BSAs granted to independent directors on an annual basis are conditioned on their attendance at 80% of the annual regular in-person board of director meetings. If a director attends less than 80% of the annual regular in-person board of directors meetings, his or her annual BSA award will be reduced accordingly. The term of the BSAs is 10 years from the date of grant or, in the case of death or disability of the beneficiary during such 10-year period, six months from the death or disability of the beneficiary.
Any of our independent directors who choose not to subscribe for BSAs must agree to purchase Criteo shares on the open market and hold such shares for a period of time equal to the vesting period that would have been applicable had they chosen to subscribe for BSAs.
Award Treatment Upon a Change in Control. Generally, the BSAs vest and become exercisable upon a change in control (as defined in the applicable grant agreement).
Governing Law. The BSAs are governed by the laws of the French Republic.
Certain Federal Income Tax Consequences Under Equity Plans and Arrangements
The following is a summary of certain U.S. federal income tax consequences of awards under our equity compensation plans and arrangements, the material terms of which are discussed above. It does not purport to be a complete description of all applicable rules, and those rules (including those summarized here) are subject to change. The summary discusses only federal income tax laws and does not discuss any state or local or non-U.S. tax laws that may be applicable.
Incentive Stock Options (“ISOs”). In general, no taxable income is realized by a participant upon the grant of an ISO. If Ordinary Shares are issued to a participant pursuant to the exercise of an ISO, then, generally (i) the participant will not realize ordinary income with respect to the exercise of the option, (ii) upon sale of the underlying shares acquired upon the exercise of an ISO, any amount realized in excess of the exercise price paid for the shares will be taxed to the participant as capital gain and (iii) Criteo will not be entitled to a deduction. The amount by which the fair market value of the stock on the exercise date of an ISO exceeds the purchase price generally will, however, constitute an item which increases the participant’s income for purposes of the alternative minimum tax. However, if the participant disposes of the shares acquired on exercise before the later of the second anniversary of the date of grant or one year after the receipt of the shares by the participant (a “disqualifying disposition”), the participant generally would include in ordinary income in the year of the disqualifying disposition an amount equal to the excess of the fair market value of the shares at the time of exercise (or, if less, the amount realized on the disposition of the shares), over the exercise price paid for the shares. If ordinary income is recognized due to a disqualifying disposition, Criteo would generally be entitled to a deduction in the same amount. Subject to certain exceptions, an ISO generally will not be treated as an ISO if it is exercised more than three months following termination of employment. If an ISO is exercised at a time when it no longer qualifies as an ISO, it will be treated for tax purposes as an NSO as discussed below.
Nonqualified Stock Options (“NSOs”). In general, no taxable income is realized by a participant upon the grant of an NSO. Rather, at the time of exercise of the NSO, the participant will recognize ordinary income for income tax purposes in an amount equal to the excess, if any, of the fair market value of the ordinary shares purchased over the exercise price. Criteo generally will be entitled to a tax deduction at such time and in the same amount, if any, that the optionee recognizes as ordinary income. The participant’s tax basis in any ordinary shares received upon exercise of an NSO will be the fair market value of the ordinary shares on the date of exercise, and if the shares are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares on the date of exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the participant) depending upon the length of time such shares were held by the participant.
Restricted Stock Units. In general, the grant of RSUs will not result in taxable income for the participant or in a tax deduction for Criteo. Upon the settlement of the grant in shares, the participant will recognize ordinary income equal to the aggregate value of the payment received, and Criteo or the surviving corporation following a change in control generally will be entitled to a tax deduction at the same time and in the same amount.
BSAs. In general, no taxable income is realized by a participant upon the grant of a BSA. Rather, at the time of exercise of the BSA, the participant will recognize ordinary income for income tax purposes in an amount equal to the excess, if any, of the fair market value of the ordinary shares purchased over the sum of (a) the exercise price and (b) the Subscription Price (paid at grant, see above). The participant’s tax basis in any ordinary shares received upon exercise of a BSA will be the fair market value of the ordinary shares on the date of exercise, and if the shares are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares on the date of exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the participant) depending upon the length of time such shares were held by the participant.

New Plan Benefits

Awards under the 2016 Stock Option Plan, the 2015 Time-Based RSU Plan and the 2015 Performance-Based RSU Plan and BSA grants are within the discretion of the board of directors. As a result, the benefits or amounts that will be awarded or allocated under our equity compensation plans are not determinable at this time. The discretion of the board of directors to make grants under our equity compensation plans is subject to the overall limit on the number of shares to be issued under the New Equity Pool being approved pursuant to Resolution 22. For a summary of the aggregate awards made under the Company’s equity compensation plans in fiscal year 2018 (as well the two prior fiscal years), see the Annual Share Usage table on page 86. For information on the equity granted to our named executive officers in fiscal year 2018, see Grants of Plan-Based Awards Table under “Executive Compensation – Compensation Tables.” For information on the equity granted to our independent directors in fiscal year 2018, see “Director Compensation.”

RESOLUTION 21:

VOTE ON THE DELEGATION OF AUTHORITY TO THE BOARD OF DIRECTORS TO ISSUE AND GRANT NON-EMPLOYEE WARRANTS (BONS DE SOUSCRIPTION D’ACTIONS)
Under French law, our board of directors must have a specific delegation of authority from shareholders to issue BSAs (non-employee warrants). Our current authorization, approved by shareholders pursuant to resolution 14 at the 2018 Annual General Meeting of Shareholders, will expire on December 27, 2019. Therefore, we are asking for shareholders to renew the board’s authority to issue authorized shares in respect of BSAs under the terms set forth below.
The shareholders are asked to grant the board of directors the authority to issue and grant a maximum of 175,000 BSAs, each granting the right to subscribe for one Ordinary Share. For 2019, we are asking to maintain the maximum number of BSAs that may be granted pursuant this Resolution 21, which amount is required in order to provide for customary compensatory grants to our existing slate of independent directors as well as any new independent directors who join our board. We believe the proposed 175,000 BSA limit will allow us the flexibility to add one more independent director to our board. Any BSAs granted pursuant to this authorization would be deducted from the New Equity Pool.
We ask that the shareholders eliminate the shareholders’ preferential subscription rights in connection with the issuance of the BSAs, since the BSAs may only be granted to the following category of beneficiaries, listed in order of priority: (i) non-employee members of the Company’s board of directors or of any committee of the board or of any of its subsidiaries; (ii) advisors; and (iii) any natural person or legal entity bound to the Company or one of its subsidiaries by a services or consultancy contract.
To continue to attract and retain highly talented directors with deep industry knowledge and experience, we must be able to offer our directors compensation in line with North American technology market standards, which include an equity-based component. However, pursuant to French law, non-employee directors may not be granted stock options or RSUs. As a result, the right to subscribe for BSAs is a key element of our current independent director compensation. Total average compensation for each of our independent directors is generally targeted at the median of our peer group total average director compensation. In addition, annual BSA grants made to independent directors are conditioned upon 80% in-person attendance at the annual regular in-person board of directors meetings, subject to limited exceptions, otherwise the number of BSAs granted to them will be reduced accordingly. For more information on the BSAs granted to our independent directors, see “Director Compensation – Independent Director Compensation.”
We are also seeking authorization to grant BSAs to highly qualified persons bound to the Company or one of its subsidiaries by a services or consultancy contract who, pursuant to French law, cannot be granted stock options or RSUs. In certain limited instances, it is important for the Company to be able to offer a long-term compensation element to such persons in order to engender loyalty in our highly competitive industry.
For a summary of the terms of the BSAs, see “Resolutions 21 and 22–Equity Resolutions–Description of Principal Features of the BSAs” above.
The renewal of this authority is fundamental to our business strategy because it enables us to continue issuing BSAs, which is essential to our ability to attract and retain highly talented directors in that it allows us to offer compensation that is competitive with our peers, while also strengthening the alignment of our directors’ interests with those of shareholders. We believe that this alignment of interests is particularly important. Although our directors may elect to not subscribe for all of the BSAs granted to them, any director who chooses to receive their additional fees in cash (instead of BSAs) must invest an amount at least equal to the subscription price of such BSAs in Company shares bought on the open market and hold them for a period that would be equal to the vesting period of the BSAs that he or she would have otherwise received. For a detailed discussion of our director compensation and objectives, see “Director Compensation” elsewhere in this proxy statement.
Because we are a Nasdaq-listed company and considered a U.S. domestic registrant under SEC rules, our shareholders continue to benefit from the protections afforded to them under the rules and regulations of the Nasdaq and SEC, including those rules that limit our ability to issue shares in specified circumstances without shareholder approval. In addition, we follow U.S. capital markets and governance standards to the extent permitted by French law and emphasize that this authorization is required as a matter of French law and is not otherwise required for other U.S. companies listed on the Nasdaq with which we compete.
This shareholder authorization would be valid for 18 months (until November 15, 2020) and would supersede the corresponding delegation granted at the 2018 Annual General Meeting on June 27, 2018.
For the full text of Resolution 21, please see Annex A.
RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
RESOLUTION 21.

RESOLUTION 22:

APPROVAL OF THE OVERALL LIMITS ON THE NUMBER OF SHARES TO BE ISSUED PURSUANT TO RESOLUTION 15 (AUTHORIZATION TO GRANT OPTIONS TO PURCHASE OR TO SUBSCRIBE FOR SHARES), RESOLUTION 16 (AUTHORIZATION TO GRANT TIME-BASED FREE SHARES/RESTRICTED STOCK UNITS TO EMPLOYEES OF THE COMPANY AND ITS SUBSIDIARIES) AND RESOLUTION 17 (AUTHORIZATION TO GRANT PERFORMANCE-BASED FREE SHARES/RESTRICTED STOCK UNITS TO EXECUTIVES AND CERTAIN EMPLOYEES OF THE COMPANY AND ITS SUBSIDIARIES) ADOPTED BY THE 2017 ANNUAL GENERAL MEETING AND TO RESOLUTION 21 ABOVE
Our shareholders previously authorized our board of directors, pursuant to resolution 15 at the 2018 Annual General Meeting of June 27, 2018, to issue up to 4.2 million Ordinary Shares under our equity compensation plans, which we refer to herein as the Existing Equity Pool. As of March 1, 2019, approximately 1.7 million Ordinary Shares remained available for future issuance under the Existing Equity Pool. The board of directors believes that, given our organic and external growth strategy for 2019 and 2020, the Existing Equity Pool may be insufficient to meet our anticipated needs prior to the 2020 Annual General Meeting.
As a result, we are requesting that shareholders authorize a share reserve of 6.2 million Ordinary Shares, which we refer to herein as the New Equity Pool. The New Equity Pool will cover all issuances under all of our equity compensation plans from the date of the Annual General Meeting, including: (i) stock options to be issued pursuant to the authorization in resolution 15 adopted at the 2017 Annual General Meeting of June 28, 2017 under the 2016 Stock Option Plan; (ii) RSUs to be issued pursuant to the authorization in resolution 16 adopted at the 2017 Annual General Meeting of June 28, 2017 under the 2015 Time-Based RSU Plan; (iii) PSUs to be issued pursuant to the authorization in resolution 17 adopted at the 2017 Annual General Meeting of June 28, 2017 under the 2015 Performance-Based RSU Plan; and (iv) BSAs (non-employee warrants) to be issued pursuant to the authorization in Resolution 21. Once the authorization for the New Equity Pool is approved by shareholders, we will no longer be able to grant any equity awards from the Existing Equity Pool. Moreover, pursuant to the 2015 Time-Based RSU Plan and the 2015 Performance-Based RSU Plan, any RSU or PSU granted thereunder would be counted against the New Equity Pool limit as 1.57 shares for every one RSU or PSU granted. With this Fungible Share Ratio, if we were to issue only RSUs and PSUs, the New Equity Pool would result in the issuance of approximately 3.95 million Ordinary Shares.
The board of directors believes that in order to successfully attract and retain the best possible candidates while aligning the interests of our executives, employees, directors and shareholders, it is essential that we continue to offer competitive equity incentive programs.
For the full text of Resolution 22, please see Annex A.
RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” RESOLUTION 22.

RESOLUTIONS 23 TO 25:

FINANCIAL AUTHORIZATIONS
Resolutions 23 to 25 seek the delegation of financial authorizations. The goal of these resolutions is to allow us to swiftly raise the funds necessary to enable us to execute our strategic objectives, including with respect to external growth.
Unlike most companies incorporated under U.S. state law, which traditionally have a specified amount of authorized shares available for issuance with limited restriction on the purpose of such issuance, in accordance with French law, in order for our board of directors to increase our share capital, it must have a specific delegation of authority authorizing it to increase the share capital for each specific purpose. At the 2018 Annual General Meeting on June 27, 2018, the shareholders approved certain financial authorizations. However, certain of our board of directors’ important current financial authorizations will expire in 2019. As a result, we are seeking re-approval at the Annual General Meeting of the following financial resolutions:

•	authorization to carry out an underwritten offering, without shareholders’ preferential subscription rights;

•	authorization to carry out a private placement, without shareholders’ preferential subscription rights;

•	over-allotment authorization, with respect to the resolutions set forth above.
Re-approving our board of directors’ financial authorizations will allow the Company to maintain equal footing with our U.S. competitors and to have the flexibility to quickly raise capital and take advantage of potential business opportunities, including potential acquisitions.
Specifically, the proposed financial authorizations would provide our board of directors with the flexibility it needs to respond quickly to changes in market conditions and thereby be able to obtain financing under the best possible conditions. Our external growth strategy is focused on acquisitions that complement our technology platform and product portfolio, as well as Research & Development talent. We are committed to pursuing external growth opportunities in a manner that will preserve the quality of our offering, while improving its performance and delivering long-term value for our shareholders.
The financial delegations of authority presented for your approval at the Annual General Meeting are subject to the following important limitations:

•
the aggregate amount of share capital increases pursuant to Resolution 23 cannot exceed €164,894, which represents 10% of our share capital as of February 8, 2019, the date of our most recent share capital adjustment;

•	the aggregate amount of share capital increases pursuant to Resolution 24 cannot exceed €214,362, which represents 13% of our share capital as of February 8, 2019;

•
any share capital increase pursuant to Resolution 25, which grants a customary over-allotment option for any issuance pursuant to Resolutions 23 and 24, would be at the same price as, and limited to 15% of, the initial issuance; and

•
the aggregate nominal amount of convertible debt securities that may be issued pursuant to Resolutions 23 to 25 cannot exceed $500,000,000 per Resolution, or the corresponding value of this amount for an issuance in a foreign currency.

Our board of directors will continue to use these authorizations in accordance with our corporate and strategic needs, and, in any case, does not intend to use these authorizations in the context of an unsolicited tender offer by a third party for Criteo shares. None of the corresponding authorizations granted at last year’s Annual General Meeting of Shareholders on June 27, 2018, have been used to date.
Under French law, in the case of issuance of additional shares or other securities for cash or set-off against cash debts, our existing shareholders have preferential subscription rights to these securities on a pro-rata basis, unless such rights are waived by a two-thirds majority of the votes held by the shareholders present at the extraordinary meeting deciding or authorizing the capital increase, represented by proxy or voting by mail. In case such rights are not waived by the extraordinary general meeting, each shareholder may individually either exercise, assign or not exercise its preferential rights. Such rights would be waived pursuant to all of Resolutions 23 through 25, if approved. Accordingly, the issuance of additional Ordinary Shares or other securities pursuant to such resolutions might, under certain circumstances, dilute the ownership and voting rights of shareholders.

RESOLUTION 23:

VOTE ON SHARE CAPITAL INCREASE THROUGH AN UNDERWRITTEN OFFERING, WITHOUT SHAREHOLDERS’ PREFERENTIAL SUBSCRIPTION RIGHTS
Pursuant to Resolution 23, the board of directors also is requesting the necessary authority to issue through an underwritten offering Ordinary Shares or any type of securities giving access, by any means, immediately and/or in the future, to our share capital (including, without limitation, any bonds redeemable or convertible for Ordinary Shares and any warrants attached or not to Ordinary Shares or other types of securities). The type of offering contemplated by this authorization is similar to the offering carried out concurrently with our initial public offering in October 2013 on the Nasdaq Global Market.
The shareholders are asked to waive shareholders’ preferential subscription rights to the Ordinary Shares and securities that would be issued by virtue of this delegation, and to reserve this subscription for the following category of persons:

•
any bank, investment services provider, or other member of an underwriting syndicate undertaking to ensure the realization of the share capital increase or of any issuance of securities that could in the future lead to a share capital increase in accordance with this delegation of authority.

The board of directors will set the issue price of Ordinary Shares to be issued by virtue of this delegation, subject to the requirement that the price of the shares will be at least equal to the volume-weighted average price of the ADSs for the five trading days preceding the determination of such price, subject to a maximum discount of 5% (as determined by the board of directors). We believe this is an important safeguard for shareholders.
We intend to use this delegation of authority to raise funds for general corporate purposes and to finance potential external growth transactions. We do not intend to use this delegation in the context of an unsolicited tender offer for Criteo shares by a third party. As a result, we believe that a share capital increase in an amount not to exceed 10% of our share capital will provide us with sufficient flexibility in pursuing our strategic objectives. The implementation of this authorization could provide us quick access to sources of financing in significant amounts, in a similar manner to our U.S. competitors, and allow us to respond quickly to changes in market conditions. In the case of issuances of debt securities, the nominal amount of any issuances will be limited to $500,000,000. The amount of any debt securities issued will be subject to (and deducted from) the global limit of €717,166,294, and the amount of any share capital increase will be subject to the global limit of €826,063, in each case as approved pursuant to resolution 21 at the 2018 Annual General Meeting of Shareholders.
The terms of the securities to be authorized, including dividend or interest rates, conversion prices, voting rights, redemption prices, maturity dates and similar matters would be determined by the board of directors. We currently have no immediate plans to issue securities pursuant to this resolution. Any transaction where we sell such securities will be reviewed and approved by the board of directors at the time of issuance.
No amount was used pursuant to this same authorization granted at the 2018 Annual General Meeting of Shareholders on June 27, 2018.
This delegation of authority would be granted for an 18-month period (valid through November 15, 2020) and would supersede the corresponding delegation granted by the shareholders at last year’s Annual General Meeting of Shareholders on June 27, 2018. In the absence of a favorable vote, this delegation of authority will expire on December 28, 2019, which could impair our ability to obtain appropriate financing to execute on our strategic objectives. If this resolution is approved, no further authorization from the shareholders will be solicited prior to any such sale in accordance with the terms of this resolution.
For the full text of Resolution 23, please see Annex A.
RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
RESOLUTION 23.

RESOLUTION 24:

VOTE ON SHARE CAPITAL INCREASE IN THE CONTEXT OF A PRIVATE PLACEMENT, WITHOUT SHAREHOLDERS’ PREFERENTIAL SUBSCRIPTION RIGHTS
The goal of this delegation of authority is to allow the Company to issue Ordinary Shares and any type of securities giving access, by any means, immediately and/or in the future, to Ordinary Shares, in one or more private placements to qualified investors or to a limited circle of investors (less than 150) as described in II-2 of Article L. 411-2 of the French Commercial Code.
Pursuant to this authorization, during 2019 the Company may, subject to market and regulatory conditions and the judgment of the Company’s management, seek to issue convertible bonds in one or more private placements. Depending on the market and regulatory conditions, an issuance of convertible bonds could offer a number of advantages to the Company, including:

•
allowing us to manage, optimize, and diversify our liquidity and extend the maturity of our debt, and provide us with funds to successfully execute our growth strategy in the medium term, as our existing revolving credit facility expires in March 2022; and

•	provide us with funds and liquidity to use for general corporate purposes, including potential acquisitions or share repurchases, subject to market and regulatory conditions.
Therefore, we believe that it is in the best interests of the Company and its shareholders to provide us with the flexibility to access additional funding, including through issuing convertible bonds.
The proceeds that the Company could receive in connection with the issuance of convertible bonds could be used, among other things and subject to market conditions, to finance the repurchase by the Company of its own shares pursuant to Resolutions 18.
In the event that shareholders approve this Resolution 24 and our management determines to pursue a private placement of convertible bonds, we would consider implementing several protections to address potential dilution of our existing shareholders, including (i) implementing net share settlement for the redemption of the convertible bonds; (ii) proactively managing dilution; and (iii) potentially, subject to market and regulatory conditions, repurchasing our shares concurrently with the convertible bond issuance.

For illustrative purposes only, the table below sets forth expected dilution (stated as a percentage of shares outstanding) resulting from the conversion of convertible bonds into Ordinary Shares, based on different stock prices and subject to the assumptions set forth in the table:

$300m Net Share Settled Convertible Bond with 40% conversion premium:

Stock price at issuance:	$23.00

Simulated CRTO share price		$50	$75	$100
Expected dilution (in % of outstanding shares)		5.1%	8.1%	10.0%

Stock price at issuance:	$25.00

Simulated CRTO share price		$50	$75	$100
Expected dilution (in % of outstanding shares)		3.9%	7.0%	8.5%
Furthermore, the terms of this Resolution 24 set important limits on the amount of potential dilution. While our stock price may vary, we believe that a share capital increase in an amount not to exceed €214,362 (corresponding to 13% of the Company’s share capital as of February 8, 2019) will provide us with sufficient flexibility in pursuing our plan. In the case of issuances of debt securities, the nominal amount of any issuances will be limited to $500,000,000. The amount of any debt securities issued will also be subject to (and deducted from) the global limit of €717,166,294 approved pursuant to resolution 21 adopted by the 2018 Annual General Meeting of Shareholders on June 27, 2018.
The price of the shares to be issued by virtue of this delegation would be set by the board of directors and shall be at least equal to the volume-weighted average price of the ADSs over the course of the five trading days preceding the fixing of the issue price, subject to a maximum discount of 5%, as determined by the board of directors.
The terms of the securities to be authorized, including dividend or interest rates, conversion prices, voting rights, redemption prices, maturity dates and similar matters would be determined by the board of directors. The Company has no immediate plans to issue securities pursuant to this resolution. Any transaction where the Company sells such securities will be reviewed and approved by the board of directors at the time of issuance.
No amount was used pursuant to this same authorization granted at the 2018 Annual General Meeting of Shareholders on June 27, 2018.
This delegation of authority would be granted for a 26-month period (valid through July 15, 2021) and would supersede the corresponding delegation granted by the shareholders at the 2018 Annual General Meeting of Shareholders on June 27, 2018. If this resolution is approved, no further authorization from the shareholders will be solicited prior to any such sale in accordance with the terms of this resolution.
For the full text of Resolution 24, please see Annex A.
RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
RESOLUTION 24.

RESOLUTION 25:

VOTE ON OVER-ALLOTMENT OPTION, AS PART OF A SHARE CAPITAL INCREASE PURSUANT TO THE DELEGATIONS IN RESOLUTIONS 23 AND 24
The purpose of this Resolution 25 is to allow the board of directors to grant a customary over-allotment option for any issuance pursuant to Resolutions 23 and 24 above. Any share capital increase pursuant to this delegation would be at the same price as, and limited to 15% of, the initial issuance, which is a standard level for over-allotment options, as per market practice.
For the full text of Resolution 25, please see Annex A.
RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
RESOLUTION 25.

RESOLUTION 26:

VOTE ON SHARE CAPITAL INCREASE THROUGH INCORPORATION OF PREMIUMS, RESERVES, PROFITS OR ANY OTHER AMOUNTS THAT MAY BE CAPITALIZED
The purpose of this delegation of authority is to enable us to increase our share capital without an injection of cash into the Company. It will allow us to incorporate into our share capital premiums, reserves, profits or other amounts transferred from other balance sheet items that may be capitalized. The resulting increase in our share capital would permit us to (i) issue and allocate to all shareholders, pro-rata according to their stake in the Company, newly created free shares, (ii) increase the par value of all existing shares, or (iii) both of the foregoing, up to the amount of the premiums, reserves, profits or other amounts so incorporated. Adoption of this resolution will permit us to, among other things, increase the par value per share in advance of a stock split or reverse stock split to avoid the existence of fractional shares or a very low par value, which could make it more difficult to raise capital in the future.
This authorization will not have any dilutive impact on our shareholders, as all shareholders are treated equally. The authorization cannot be used during a tender offer for Criteo shares by a third party.
The share capital increases carried out pursuant to this authorization cannot exceed €164,894, which represents 10% of our share capital as of February 8, 2019. Our board of directors did not use the same authorization granted at the 2017 Annual General Meeting of Shareholders on June 28, 2017.
This delegation of authority would be granted for a 26-month period (valid through July 15, 2021) and would supersede the corresponding delegation granted by the shareholders at the 2017 Annual General Meeting of Shareholders on June 27, 2017, which, in the absence of a favorable vote, will expire on August 27, 2019.
For the full text of Resolution 26, please see Annex A.
RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
RESOLUTION 26.

RESOLUTION 27:

VOTE ON SHARE CAPITAL INCREASE IN CONNECTION WITH A COMPANY SAVINGS PLAN (PLAN D’ÉPARGNE D’ENTREPRISE)
Under the provisions of Articles L. 225-129 et seq. and L. 225-138-1 of the French Commercial Code and the provisions of Articles L. 3332-1 et seq. of the French Labor Code, the board of directors is required to submit for approval by the shareholders a resolution to authorize the board of directors to increase the share capital through the issuance of shares and securities for the benefit of employees who are members of a Company savings plan (plan d’épargne groupe).
The aggregate nominal amount of share capital increases that would be carried out pursuant to this delegation of authority would not exceed €49,468, which represents 3% of the share capital as of February 8, 2019. In addition, the nominal amount of any debt securities giving access to the Company’s share capital that may be issued pursuant to this Resolution 27 is limited to $53,370,405.
Under the conditions set forth in Articles L. 3332-18 to L. 3332-23 of the French Labor Code, the board of directors would determine the issue price of the newly created shares or securities granting access to the share capital. For the benefit of the members of a company savings plan (plan d’épargne entreprise), the shareholders’ preferential subscription right to the shares or securities would be eliminated.
To date, we have not implemented any company savings plans involving equity of the Company and thus employees have not received any shares thereunder. However, approving this resolution will enable our board of directors to adopt such a company savings plan if it determines in the future that such a plan is appropriate to strengthen employee and shareholder alignment.
This delegation of authority would be granted for a 18-month period (valid through November 15, 2020).
For the full text of Resolution 27, please see Annex A.
RECOMMENDATION
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
RESOLUTION 27.

SHAREHOLDER RESOLUTIONS FOR
THE 2020 ANNUAL GENERAL MEETING OF SHAREHOLDERS
Any shareholder desiring to present a resolution for inclusion in Criteo’s proxy statement for the 2020 Annual General Meeting of Shareholders must deliver such resolution to the board of directors at the address below no later than December 14, 2019. Only those resolutions that comply with the requirements of Rule 14a-8 under the Exchange Act will be included in the Company’s proxy statement for the 2020 Annual General Meeting of Shareholders.
Shareholders may present resolutions that are proper subjects for consideration at an annual meeting, even if the resolution is not submitted by the deadline for inclusion in the proxy statement. In order for resolutions of shareholders made outside of Rule 14a-8 under the Exchange Act to be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act with respect to the 2020 Annual General Meeting of Shareholders, such resolutions must be received by the board of directors at the address below by February 27, 2020. In addition, under French law, shareholders are permitted to submit a resolution for consideration so long as such matter is received by the board of directors at the address below no later than 25 days prior to the date of the meeting. Shareholders wishing to present resolutions at the 2020 Annual General Meeting of Shareholders made outside of Rule 14a-8 under the Exchange Act must comply with the procedures specified under French law. A shareholder who meets the requirements set forth in Articles L. 225-105 and R. 225-71 of the French Commercial Code may submit a resolution by sending such resolution to the address below by registered letter with acknowledgment of receipt. The resolution must include the text of the proposed resolution, a brief explanation of the reason for such resolution and an affidavit to evidence the shareholder’s holdings. A shareholder who meets the requirements set forth in Articles L. 225-105 and R. 225-71 of the French Commercial Code also may submit a director nomination to be considered by the nomination and corporate governance committee for nomination by following the same process outlined above and including the information regarding the director as set forth in Article R. 225-83 5o of the French Commercial Code in their submission.
All submissions to the Board of Directors should be made to:
Criteo S.A.
32, Rue Blanche
75009 Paris, France
Attention: Board of Directors
INCORPORATION BY REFERENCE
In accordance with SEC rules, notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act or the Exchange Act that might incorporate this proxy statement or future filings made by the Company under those statutes, the information included under the caption “Report of the Compensation Committee” and those portions of the information included under the caption “Audit Committee Report” required by the SEC’s rules to be included therein shall not be deemed to be “soliciting material” or “filed” with the SEC and shall not be deemed incorporated by reference into any of those prior filings or into any future filings made by the Company under those statutes, except to the extent we specifically incorporate these items by reference.
OTHER MATTERS
The board of directors knows of no matters that may be submitted for consideration at the Annual General Meeting other than those referred to in this proxy statement and the possible submission of shareholder resolutions as permitted under French law, as discussed above under “Shareholder

Resolutions for the 2020 Annual General Meeting of Shareholders,” which may be presented by a shareholder proponent at the Annual General Meeting if submitted by the deadline for such submissions. Holders of Ordinary Shares who choose to vote by mail may use their proxy card to (i) grant a proxy to the chairman of the Annual General Meeting to vote on any new matters that are proposed during the meeting, (ii) abstain from voting on such matters (which will be treated as a vote “AGAINST”), or (iii) grant a proxy to another shareholder, a spouse or a partner with whom the holder of Ordinary Shares is in a civil union to vote on such matters. If a holder of Ordinary Shares chooses to grant a proxy to the chairman of the Annual General Meeting, with respect to either all matters or only any additional matters not disclosed in this proxy statement, the chairman of the Annual General Meeting shall have discretionary authority pursuant to Rule 14a‑4(c) under the Exchange Act and shall issue a vote in favor of adopting such undisclosed resolutions submitted or approved by the board of directors or the management, as the case may be, and a vote against adopting any other such undisclosed resolutions.

IMPORTANT NOTICE REGARDING DELIVERY
OF SHAREHOLDER DOCUMENTS
We have mailed to you with this proxy statement a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2018 (the “Annual Report”), including audited financial statements. Copies of these materials are also available online through the SEC at www.sec.gov. We may satisfy SEC rules regarding delivery of proxy materials, including this proxy statement and the Annual Report by delivering a single set of proxy materials to an address shared by two or more holders of Ordinary Shares, unless contrary instructions are received prior to the mailing date. This delivery method can result in meaningful cost savings for us. We undertake to deliver promptly upon written or oral request at the address or phone number below a separate copy of the proxy materials to a shareholder at a shared address to which a single copy of the proxy materials was delivered. Similarly, if you share an address with another shareholder and have received multiple copies of our proxy materials, you may write or call us at the address or phone number below to request delivery of a single copy of the proxy materials in the future. If you hold Ordinary Shares and prefer to receive separate copies of the proxy materials either now or in the future, please contact the Company’s Investor Relations department at Criteo S.A., 32, Rue Blanche, 75009 Paris, France, by telephone at +33 1 40 40 22 90 or by email at InvestorRelations@criteo.com. If you hold ADSs and you prefer to receive separate copies of proxy materials either now or in the future, please contact the Depositary or your brokerage firm, as applicable.

Translation for Informational Purposes

ANNEX A

ENGLISH TRANSLATION OF FULL TEXT OF RESOLUTIONS TO BE
VOTED ON AT THE ANNUAL GENERAL MEETING

Please note that because we are a French company, the full text of the resolutions included in this Annex A has been translated from French. In the case of any discrepancy between this version and the French version, the French version will prevail.

RESOLUTIONS SUBMITTED TO THE COMBINED SHAREHOLDERS’ MEETING AS OF MAY 16, 2019

Agenda for the Ordinary Shareholders’ Meeting

1.	Renewal of the term of office of Mr. Hubert de Pesquidoux as Director

2.	Renewal of the term of office of Ms. Nathalie Balla as Director

3.	Renewal of the term of office of Ms. Rachel Picard as Director

4.	Ratification of the temporary appointment by the Board of Directors of Ms. Marie Lalleman as Director

5.	Non-binding advisory vote to approve the compensation for the named executive officers of the Company

6.	Approval of the statutory financial statements for the fiscal year ended December 31, 2018

7.	Approval of the consolidated financial statements for the fiscal year ended December 31, 2018

8.	Discharge (quitus) of the members of the Board of Directors and the Statutory Auditors for the performance of their duties for the fiscal year ended December 31, 2018

9.	Approval of the allocation of profits for the fiscal year ended December 31, 2018

10.	Ratification of an indemnification agreement entered into with Mr. Jean-Baptiste Rudelle (agreement referred to in Articles L. 225-38 et seq. of the French Commercial Code)

11.	Approval of an indemnification agreement entered into with Mr. Benoit Fouilland (agreement referred to in Articles L. 225-38 et seq. of the French Commercial Code)

12.	Ratification of an indemnification agreement entered into with Mr. Hubert de Pesquidoux (agreement referred to in Articles L. 225-38 et seq. of the French Commercial Code)

13.	Ratification of an indemnification agreement entered into with Mr. James Warner (agreement referred to in Articles L. 225-38 et seq. of the French Commercial Code)

14.	Ratification of an indemnification agreement entered into with Ms. Sharon Fox Spielman (agreement

Annex A-1

referred to in Articles L. 225-38 et seq. of the French Commercial Code)

15.	Ratification of an indemnification agreement entered into with Mr. Edmond Mesrobian (agreement referred to in Articles L. 225-38 et seq. of the French Commercial Code)

16.	Ratification of an indemnification agreement entered into with Ms. Nathalie Balla (agreement referred to in Articles L. 225-38 et seq. of the French Commercial Code)

17.	Ratification of an indemnification agreement entered into with Ms. Rachel Picard (agreement referred to in Articles L. 225-38 et seq. of the French Commercial Code

18.	Delegation of authority to the Board of Directors to execute a buyback of Company stock in accordance with Article L. 225-209-2 of the French Commercial Code

Agenda for the Extraordinary Shareholders’ Meeting

19.
Delegation of authority to the Board of Directors to reduce the Company’s share capital by cancelling shares as part of the authorization to the Board of Directors allowing the Company to buy back its own shares in accordance with the provisions of Article L. 225-209-2 of the French Commercial Code

20.	Determination of the maximum number of the members of the Board of Directors - Subsequent amendment of article 11.1 of the Company’s by-laws

21.
Delegation of authority to the Board of Directors to issue and grant warrants (bons de souscription d’actions) for the benefit of a category of persons meeting predetermined criteria, without shareholders’ preferential subscription rights

22.
Approval of the maximum number of shares that may be issued or acquired pursuant to resolution 15 (authorization to grant options to purchase or to subscribe shares), resolution 16 (authorization to grant time-based free shares/restricted stock units to employees of the Company and of its subsidiaries) and resolution 17 (authorization to grant performance-based free shares/restricted stock units to executives and certain employees of the Company and its subsidiaries) adopted by the Shareholders’ Meeting held on June 28, 2017 and pursuant to the item 21 above

23.
Delegation of authority to the Board of Directors to increase the Company’s share capital by issuing ordinary shares, or any securities giving access to the Company’s share capital, for the benefit of a category of persons meeting predetermined criteria (underwriters), without shareholders’ preferential subscription rights

24.
Delegation of authority to the Board of Directors to increase the Company’s share capital by issuing ordinary shares or any securities giving access to the Company’s share capital in the context of a private placement, without shareholders’ preferential subscription rights

25.
Delegation of authority to the Board of Directors to increase the number of securities to be issued as a result of a share capital increase pursuant to items 23 and 24 above, without shareholders’ preferential subscription rights

26.	Delegation of authority to the Board of Directors to increase the Company’s share capital through incorporation of premiums, reserves, profits or any other amounts that may be capitalized

Annex A-2

27.
Delegation of authority to the Board of Directors to increase the Company’s share capital by way of issuing shares and securities giving access to the Company’s share capital for the benefit of members of a Company savings plan (plan d'épargne d’entreprise)

RESOLUTIONS WITHIN THE AUTHORITY OF THE ORDINARY SHAREHOLDERS’ MEETING

First resolution
Renewal of the term of office of Mr. Hubert de Pesquidoux as Director
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for ordinary shareholders’ meetings, having reviewed the Board of Directors’ report,
noting that the term of office of Mr. Hubert de Pesquidoux expires at the end of this Shareholders’ Meeting,
RENEWS the term of office of Mr. Hubert de Pesquidoux as Director for a two-year period, expiring at the end of the Ordinary Shareholders’ Meeting convened to approve the financial statements for the fiscal year ended December 31, 2020.

Second resolution
Renewal of the term of office of Ms. Nathalie Balla as Director
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for ordinary shareholders’ meetings, having reviewed the Board of Directors’ report,
noting that the term of office of Ms. Nathalie Balla expires at the end of this Shareholders’ Meeting,
RENEWS the term of office of Ms. Nathalie Balla as Director for a two-year period, expiring at the end of the Ordinary Shareholders’ Meeting convened to approve the financial statements for the fiscal year ended December 31, 2020.

Third resolution
Renewal of the term of office of Ms. Rachel Picard as Director
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for ordinary shareholders’ meetings, having reviewed the Board of Directors’ report,
noting that the term of office of Ms. Rachel Picard expires at the end of this Shareholders’ Meeting,
RENEWS the term of office of Ms. Rachel Picard as Director for a two-year period, expiring at the end of the Ordinary Shareholders’ Meeting convened to approve the financial statements for the fiscal year ended December 31, 2020.

Fourth resolution
Ratification of the temporary appointment by the Board of Directors of Ms. Marie Lalleman as Director

Annex A-3

The Shareholders’ Meeting, acting under the conditions of quorum and majority required for ordinary shareholders’ meetings, having reviewed the Board of Directors’ report,
noting that the Board of Directors at its meeting of March 1, 2019, appointed as Director, as of April 26, 2019, Ms. Marie Lalleman to replace Ms. Sharon Fox, who had resigned from the Board of Directors, for the remainder of Ms. Sharon Fox’s term of office, until the end of the Ordinary Shareholders’ Meeting convened to approve the financial statements for the fiscal year ended December 31, 2019,
RATIFIES, in compliance with Article L. 225-24 of the French Commercial Code, the appointment of Ms. Marie Lalleman as Director.

Fifth resolution
Non-binding advisory vote to approve the compensation for the named executive officers of the Company
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for ordinary shareholders’ meetings, having reviewed the Board of Directors’ report,
APPROVES, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the Company’s Proxy Statement for the 2019 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the U.S. Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and the narrative discussion.

Sixth resolution
Approval of the statutory financial statements for the fiscal year ended December 31, 2018
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for ordinary shareholders’ meetings, having reviewed the management report on the Company’s activities and accounts for the fiscal year ended December 31, 2018 and the report of the Statutory Auditors on the performance of their duties for this fiscal year,
APPROVES the statutory financial statements of the Company for the fiscal year ended December 31, 2018, which show profits amounting to €123,630,110, as well as the transactions reflected therein and summarized in these reports, and
NOTES that the aforementioned statutory financial statements show neither excess amortizations and other non-deductible amortizations, nor excessive expenses as referred to in Article 39-4 of the French General Tax Code.

Seventh resolution
Approval of the consolidated financial statements for the fiscal year ended December 31, 2018
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for ordinary shareholders’ meetings, having reviewed the management report for the Company and its subsidiaries for the fiscal year ended December 31, 2018 and the consolidated financial statements for that year, as well as the report of the Statutory Auditors thereon,
APPROVES the consolidated financial statements of the Company (prepared in accordance with IFRS) for the fiscal year ended December 31, 2018, as presented, as well as the transactions reflected therein and summarized in these reports.

Eighth resolution

Annex A-4

Discharge (quitus) of the members of the Board of Directors and the Statutory Auditors for the performance of their duties for the fiscal year ended December 31, 2018
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for ordinary shareholders’ meetings,
DISCHARGES the members of the Board of Directors and the Statutory Auditors for the performance of their duties for the fiscal year ended December 31, 2018.

Ninth resolution
Approval of the allocation of profits for the fiscal year ended December 31, 2018
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for ordinary shareholders’ meetings, having reviewed the Board of Directors’ report:

–	ACKNOWLEDGES that the profits for the fiscal year ended December 31, 2018 amount to €123,630,110

–	DECIDES to allocate the total profits as follows:

–	to the legal reserve in the amount of €100,000, thus fully doting the legal reserve, and

–	to retained earnings in the amount of €123,530,110.
It is noted that no dividends have been distributed for the last three fiscal years.

Tenth resolution
Ratification of an indemnification agreement entered into with Mr. Jean-Baptiste Rudelle (agreement referred to in Articles L. 225-38 et seq. of the French Commercial Code)
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for ordinary shareholders’ meetings, having reviewed the special report of the Statutory Auditors concerning the agreements and undertakings referred to in Article L. 225-38 of the French Commercial Code,
having noted that the Board of Directors had not been able to authorize the agreement object of this resolution, all Board members being interested,
RATIFIES, in accordance with Article L. 225-42 of the French Commercial Code, the indemnification agreement entered into between the Company and Mr. Jean-Baptiste Rudelle, chairman and chief executive officer.

Eleventh resolution
Approval of an indemnification agreement entered into with Mr. Benoit Fouilland (agreement referred to in Articles L. 225-38 et seq. of the French Commercial Code)
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for ordinary shareholders’ meetings, having reviewed the special report of the Statutory Auditors concerning the agreements and undertakings referred to in Article L. 225-38 of the French Commercial Code,
having noted that the Board of Directors during its meeting held on October 25, 2018, authorized the conclusion of an indemnification agreement between the Company and Mr. Benoît Fouilland, deputy chief executive officer,
APPROVES, in accordance with Article L. 225-40 of the French Commercial Code, the indemnification agreement entered into between the Company and Mr. Benoit Fouilland, deputy chief executive officer.

Twelfth resolution
Ratification of an indemnification agreement entered into with Mr. Hubert de Pesquidoux (agreement

Annex A-5

referred to in Articles L. 225-38 et seq. of the French Commercial Code)
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for ordinary shareholders’ meetings, having reviewed the special report of the Statutory Auditors concerning the agreements and undertakings referred to in Article L. 225-38 of the French Commercial Code,
having noted that the Board of Directors had not been able to authorize the agreement object of this resolution, all Board members being interested,
RATIFIES, in accordance with Article L. 225-42 of the French Commercial Code, the indemnification agreement entered into between the Company and Mr. Hubert de Pesquidoux, director.

Thirteen resolution
Ratification of an indemnification agreement entered into with Mr. James Warner (agreement referred to in Articles L. 225-38 et seq. of the French Commercial Code)
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for ordinary shareholders’ meetings, having reviewed the special report of the Statutory Auditors concerning the agreements and undertakings referred to in Article L. 225-38 of the French Commercial Code,
having noted that the Board of Directors had not been able to authorize the agreement object of this resolution, all Board members being interested,
RATIFIES, in accordance with Article L. 225-42 of the French Commercial Code, the indemnification agreement entered into between the Company and Mr. James Warner, director.

Fourteen resolution
Ratification of an indemnification agreement entered into with Ms. Sharon Fox Spielman (agreement referred to in Articles L. 225-38 et seq. of the French Commercial Code)
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for ordinary shareholders’ meetings, having reviewed the special report of the Statutory Auditors concerning the agreements and undertakings referred to in Article L. 225-38 of the French Commercial Code,
having noted that the Board of Directors had not been able to authorize the agreement object of this resolution, all Board members being interested,
RATIFIES, in accordance with Article L. 225-42 of the French Commercial Code, the indemnification agreement entered into between the Company and Ms. Sharon Fox Spielman, director.

Fifteenth resolution
Ratification of an indemnification agreement entered into with Mr. Edmond Mesrobian (agreement referred to in Articles L. 225-38 et seq. of the French Commercial Code)
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for ordinary shareholders’ meetings, having reviewed the special report of the Statutory Auditors concerning the agreements and undertakings referred to in Article L. 225-38 of the French Commercial Code,
having noted that the Board of Directors had not been able to authorize the agreement object of this resolution, all Board members being interested,
RATIFIES, in accordance with Article L. 225-42 of the French Commercial Code, the indemnification agreement entered into between the Company and Mr. Edmond Mesrobian, director.

Annex A-6

Sixteenth resolution
Ratification of an indemnification agreement entered into with Ms. Nathalie Balla (agreement referred to in Articles L. 225-38 et seq. of the French Commercial Code)
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for ordinary shareholders’ meetings, having reviewed the special report of the Statutory Auditors concerning the agreements and undertakings referred to in Article L. 225-38 of the French Commercial Code,
having noted that the Board of Directors had not been able to authorize the agreement object of this resolution, all Board members being interested,
RATIFIES, in accordance with Article L. 225-42 of the French Commercial Code, the indemnification agreement entered into between the Company and Ms. Nathalie Balla, director.

Seventeenth resolution
Ratification of an indemnification agreement entered into with Ms. Rachel Picard (agreement referred to in Articles L. 225-38 et seq. of the French Commercial Code)
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for ordinary shareholders’ meetings, having reviewed the special report of the Statutory Auditors concerning the agreements and undertakings referred to in Article L. 225-38 of the French Commercial Code,
having noted that the Board of Directors had not been able to authorize the agreement object of this resolution, all Board members being interested,
RATIFIES, in accordance with Article L. 225-42 of the French Commercial Code, the indemnification agreement entered into between the Company and Ms. Rachel Picard, director.

Eighteenth resolution
Delegation of authority to the Board of Directors to execute a buyback of Company stock in accordance with Article L. 225-209-2 of the French Commercial Code
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for ordinary shareholders’ meetings, having reviewed the Board of Directors’ report, the report of the independent expert designated in accordance with Articles R. 225-160-1 et seq. of the French Commercial Code and the Statutory Auditors’ special report, in accordance with Article L. 225-209-2 of the French Commercial Code,
AUTHORIZES the Board of Directors to purchase shares of the Company under the conditions set forth in Article L. 225-209-2 of the French Commercial Code,
DECIDES that the purchase of these shares may be effected on one or more occasions, on the market or off market, including without limitation through an accelerated bookbuilding procedure (BB) or block trade, but this authorization shall however not be used by the Board of Directors during a public tender offer by a third-party,
DECIDES that the authorization may be used and the shares so purchased may be allocated:

–
within two (2) years from their purchase date, as payment or in exchange for assets acquired by the Company in connection with a potential acquisition, merger, demerger or contribution-in-kind transaction, or

–
within one (1) year from their purchase date, to serve stock option plans, free share plans, profit sharing plans and other allocations to employees and officers of the Company and of its affiliates, or

–	to any further purpose as may be authorized by law at the time this delegation is used by the Board of

Annex A-7

Directors ;

ACKNOWLEDGES that the maximum number of shares that may be purchased pursuant to this resolution for the purposes stated in this resolution shall at no time exceed 10% of the total number of shares of the Company outstanding, provided that if the shares are allocated as payment or in exchange for assets acquired by the Company in connection with a potential acquisition, merger, demerger or contribution-in-kind transaction, the maximum number of shares that may be purchased for that purposes shall at no time exceed 5% of the total number of shares of the Company outstanding,
DECIDES that all or part of the purchased shares, subject to the adoption of the 19st resolution below, can be cancelled under the terms and conditions set forth in the said resolution,
ACKNOWLEDGES that any shares not used for the above mentioned purposes within the relevant time period will be automatically cancelled,
DECIDES to set the minimum purchase price per share (excluding fees and commissions) at $ 17.74, or the then euro equivalent on the date on which this authorization is used, and the maximum purchase price per share (excluding fees and commissions) at $42.86, or the then euro equivalent on the date on which this authorization is used, in accordance with the report by the independent expert pursuant to Article L. 225-209-2 of the French Commercial Code, with an overall cap of $282,695,105.08; subject to adjustments as necessary to reflect any relevant capital transactions (e.g. incorporation of reserves, allocation of free shares, stock splits or reverse stock splits) that might occur during the term of this authorization,
DECIDES that the purchase price per share under this authorization shall be set by the Board of Directors,
GRANTS full powers to the Board of Directors, with the option to sub-delegate powers to the Chief Executive Officer or, with the agreement of the latter, to one or more Deputy Chief Executive Officers (directeurs généraux délégués), to implement this authorization, place stock market orders, enter into all types of agreements as permitted by law, carry out any formalities, procedures and filings with the French Autorité des Marchés Financiers and other competent bodies, and, in general, do whatever is necessary.
This authorization is granted for a period of twelve (12) months as of the date of this Shareholders’ Meeting, and supersedes the authorization for the same purpose granted by the Shareholders’ Meeting of June 28, 2017, provided that, if during the effective time of this authorization, the Company’s shares are admitted to trading on a regulated market or a multilateral trading facility within the meaning of the French Commercial Code, such authorization would automatically lapse.

RESOLUTIONS WITHIN THE AUTHORITY OF THE EXTRAORDINARY SHAREHOLDERS’ MEETING

Nineteenth resolution
Delegation of authority to the Board of Directors to reduce the Company’s share capital by cancelling shares as part of the authorization to the Board of Directors allowing the Company to buy back its own shares in accordance with the provisions of Article L. 225-209-2 of the French Commercial Code
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for extraordinary shareholders’ meetings, having reviewed the Board of Directors’ report and the Statutory Auditors’ special report, subject to adoption of the 18th resolution herein,
AUTHORIZES the Board of Directors, in accordance with Article L. 225-209-2 of the French Commercial Code, to cancel, on one or more occasions, all or part of the shares repurchased by the Company and to reduce the share capital accordingly, such cancellations not to exceed 10% of the share capital of the Company in the aggregate per twenty-four month period,
DECIDES that any potential excess of the purchase price of the shares over their par value will be charged on any available reserve account, including the legal reserves, provided that such legal reserve is not less than 10% of the share capital of Company after the completion of the capital reduction,
GRANTS full powers to the Board of Directors, with the option to sub-delegate as provided by law, to carry out

Annex A-8

all acts, formalities or declarations necessary to finalize the capital reductions that could be achieved pursuant to this authorization and for the purposes of amending the Company's by-laws as a result.
This authorization is granted for a period of twelve (12) months from the date of this Shareholders’ Meeting and supersedes the authorization for the same purpose pursuant to the 13th resolution of the Shareholders’ Meeting of June 27, 2018.

Twentieth resolution
Determination of the maximum number of the members of the Board of Directors - Subsequent amendment of article 11.1 of the Company’s by-laws
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for extraordinary shareholders’ meetings, having reviewed the Board of Directors’ report,
DECIDES that the number of directors composing the Board of Directors may not exceed 10 members,
DECIDES, as a consequence, to amend the first paragraph of article 11.1 of the Company’s by-laws as follows:
“11.1. Composition
The company is administered by a board composed of at least three (3) members and no more than ten (10) members, whether individuals or legal entities ".

Twenty-first resolution
Delegation of authority to the Board of Directors to issue and grant warrants (“bons de souscription d’actions” or “BSAs”) for the benefit of a category of persons meeting predetermined criteria, without shareholders’ preferential subscription rights
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for extraordinary shareholders’ meetings, having reviewed the Board of Directors’ report and the Statutory Auditors’ report,
DELEGATES to the Board of Directors the authority to issue a maximum number of 175,000 BSAs, each giving the right to subscribe for one ordinary share of the Company, par value of €0.025 per share,
DECIDES to remove, with respect to the BSAs, shareholders’ preferential subscription rights, and to restrict the grant of BSAs to the following categories of beneficiaries: non-employee members or advisors (censeurs) of the Board of Directors of the Company or one of its subsidiaries on the date of grant, independent members of any committee of the Company’s Board of Directors that currently exists or is formed in the future, and non-employee service providers of the Company or its subsidiaries retained or engaged through a service or consulting agreement (the “Beneficiaries”),
SPECIFIES in accordance with the provisions of Articles L. 228-91 and L. 225-132 of the French Commercial Code, that this decision entails, in favor of the holders of the BSAs, waiver of the shareholders’ preferential subscription rights to ordinary shares for which the BSAs are exercisable,
DECIDES that the subscription price of a BSA will be set by the Board of Directors on the day of the issuance of such BSA based on its terms and shall in any event be at least equal to the fair market value of a BSA as determined by the Board of Directors with the assistance, as the case may be, of one or several experts of its choice,
DECIDES that the subscription price of the BSA must be fully paid upon subscription, either in cash or by way of set-off against receivables that have become due and payable, as the case may be,
DECIDES that the exercise price of a BSA will be set by the Board of Directors on the day of the issuance of such BSA and shall be at least equal to the weighted average market price of an American Depositary Share representing an ordinary share of the Company for the twenty (20) trading days preceding the grant date of such BSA (the “Exercise Price”),
DECIDES, pursuant to the provisions of Article L. 225-138-I of the French Commercial Code, to authorize the

Annex A-9

Board of Directors to set the list of Beneficiaries and the number of BSAs to be allocated to each designated Beneficiary,
AUTHORIZES the Board of Directors, within the limit set forth above, to issue and allocate the BSAs to each Beneficiary, on one or more occasions,
DECIDES to delegate to the Board of Directors the authority to determine for each beneficiary the terms and conditions of exercise of the BSAs and, in particular, the subscription price, the Exercise Price and the vesting schedule of the BSAs; provided, BSAs shall be exercised no later than ten (10) years following the date of grant and that BSAs not exercised within ten (10) years of the date of grant shall automatically lapse,
DECIDES that, when applicable, for the annual grants made to members of the Board of Directors (other than their initial grants), the grant of BSAs shall be conditional upon the attendance by such director to at least 80% of the annual regular Board of Directors’ meetings, otherwise the number of BSAs granted to such director will be reduced accordingly,
DECIDES that this delegation is granted for a period of eighteen (18) months from this day and supersedes all previous delegations for the same purpose,
DECIDES that the underlying ordinary shares must be fully paid up at the time of subscription by payment in cash or by offsetting due and payable receivables,
DECIDES that new shares granted to the Beneficiary upon exercise of BSAs shall be subject to all provisions of the Company’s by-laws and shall be entitled to dividends from the first day of the fiscal year during which the shares are issued,
DECIDES that BSAs will be transferrable, shall be issued in registered form and shall be subject to book entry,
DECIDES to authorize the issuance of a maximum of 175,000 ordinary shares of a par value of €0.025 each upon exercise of the BSAs, provided that this number of ordinary shares shall not exceed the overall limit set forth in the 22nd resolution below,
REMINDS that in accordance with Article L. 228-98 of the French Commercial Code:

–
in the event of a reduction in share capital due to losses resulting from a decrease in the number of shares outstanding, the rights of holders of BSAs regarding the number of shares they are entitled to receive upon exercise of BSAs will be reduced accordingly as if the said holders had been shareholders from the issuance date of the BSAs;

–
in the event of a reduction in share capital due to losses resulting from a decrease in the par value of the shares, the subscription price for the underlying shares will not change and the premium shall be increased by the amount of the decrease of the par value;

DECIDES furthermore that,

–
in the event of a reduction in share capital not arising from losses resulting from a decrease in the par value of the shares, the subscription price of the underlying shares will be reduced proportionally;

–
in the event of a reduction in share capital not arising from losses resulting from a decrease in the number of shares outstanding, the holders of BSAs, if they exercise their BSAs, will be able to request repurchase of their shares on the same terms as if they had been shareholders at the time when the Company repurchased its shares,

DECIDES, in accordance with the provisions of Article L. 228-98 of the French Commercial Code, that the Company is authorized, without the need to obtain an authorization from the holders of BSAs to modify its legal form and its purpose,
REMINDS that pursuant to provisions of Article L. 228-98 of the French Commercial Code, the Company can neither amend rules of distribution of its profits, nor amortize its capital, nor create preferred shares involving such amendment or such amortization except as permitted by the warrant agreement or pursuant to Article L. 228-103 of the French Commercial Code and subject to ensuring that rights of holders of securities giving access to the Company’s share capital are maintained pursuant to the provisions referred to in Article L. 228-99 of the French Commercial Code,
AUTHORIZES the Company to enforce against holders of BSAs the redemption or the repayment of their rights in accordance with the provisions of Article L. 208-102 of the French Commercial Code,

Annex A-10

DECIDES that, in the event it is necessary to make the adjustment referred to in Article L. 228-99 3° of the French Commercial Code, the adjustment would be realized by applying the method provided in Article R. 228-91 of the French Commercial Code, provided that the value of the preferential subscription right as the value of the share before detachment of subscription rights would, if necessary, be determined by the Board of Directors based on the subscription, exchange or sale price per share used for the last transaction realized on the share capital of the Company (capital increase, contributions-in-kind of securities, sale of shares, etc.) during the six (6) months preceding such meeting of the Board of Directors, or, if no such transaction occurred, based on other financial parameters deemed appropriate by the Board of Directors (which parameters will be validated by the Statutory Auditor of the Company),
DECIDES to grant all powers to the Board of Directors to enforce this resolution, and in particular, to:

–
issue and allocate BSAs and set the subscription price, set the conditions of exercise and the final terms of the BSAs, including the vesting schedule, pursuant to the provisions of this resolution and within the limits set forth in this resolution;

–	determine the identity of the Beneficiaries of BSAs as well as the number of BSAs to allocate to each;

–	set the price of the shares which may be subscribed for upon exercise of BSAs, pursuant to the conditions mentioned above;

–	record the number of ordinary shares issued following the exercise of the BSAs, carry out the formalities subsequent to corresponding capital increases and amend the Company’s by-laws accordingly;

–	take any action to ensure the protection of holders of BSAs in the event of a financial transaction relating to the Company, in accordance with applicable law and regulations;

–	generally, take any action and carry out any formality necessary with respect to the issuance of the BSAs or the underlying shares.

Twenty-second resolution
Approval of the maximum number of shares that may be issued or acquired pursuant to resolution 15 (authorization to grant options to purchase or to subscribe shares), resolution 16 (authorization to grant time-based free shares/restricted stock units/RSUs to employees of the Company and of its subsidiaries) and resolution 17 (authorization to grant performance-based free shares/restricted stock units/RSUs to executives officers and certain employees of the Company and of its subsidiaries) adopted by the Shareholders’ Meeting held on June 28, 2017 and to Resolution 21 above
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for extraordinary shareholders’ meetings, having reviewed the Board of Directors’ report and the Statutory Auditors’ reports,
DECIDES to set at 6,200,000 shares with a nominal value of € 0.025 each, the maximum number of shares (i) which may be issued or acquired upon the exercise of options granted after this meeting pursuant to resolution 15 adopted on June 28, 2017, (ii) that would be granted free of charge (PSUs/RSUs) granted after this meeting pursuant to the resolutions 16 and 17 adopted on June 28, 2017 and, (iii) which may be issued upon exercise of the warrants (or BSAs) after this meeting pursuant to the Resolution 21 above; it being specified that (x) this global limit does not include any additional shares issued to preserve, in accordance with applicable contractual provisions, the rights of any holder of securities or other rights giving access to shares of the Company and, (y) this limit does not apply to the number of shares issued, acquired or likely to be issued pursuant to options, warrants (BSAs), founders warrants (BSPCE) and free shares granted prior to this Shareholders' Meeting.

Twenty-third resolution
Delegation of authority to the Board of Directors to increase the Company’s share capital by issuing ordinary shares, or any securities giving access to the Company’s share capital, for the benefit of a category of persons meeting predetermined criteria (underwriters), without shareholders’ preferential subscription rights

Annex A-11

The Shareholders’ Meeting, acting under the conditions of quorum and majority required for extraordinary shareholders’ meetings, having reviewed the Board of Directors’ report and the statutory auditors’ report, in accordance with Articles L. 225-129, L. 225-129-2, L. 225-138 and L. 228-91 et seq. of the French Commercial Code,
GRANTS to the Board of Directors the authority to decide, on one or more occasions, in the proportions and at the times it deems appropriate, both in France and abroad, to increase the number of authorized ordinary shares of the Company or any type of securities giving access, by any means, immediately and/or in the future, to the Company’s share capital (including without limitation, any bonds redeemable or convertible for ordinary shares and any warrants attached or not to ordinary shares or other types of securities), which securities may be issued in euros, a foreign currency or in any monetary units established by reference to several currencies at the option of the Board of Directors, to be paid in cash, including by way of set-off against receivables,
DECIDES that this authorization shall not be used during a public tender offer by a third party,
DECIDES that the maximum nominal amount of the share capital increase, immediately or in the future, by virtue of the powers granted by the Shareholders’ Meeting to the Board of Directors pursuant to this resolution, may not exceed the global amount of € 164,894. This limit is set without taking into account the par value of the Company’s ordinary shares to be issued, if applicable, in relation to the adjustments to be carried out in order to protect the rights of holders of securities and other rights giving access to capital, in accordance with legal and regulatory requirements as well as applicable contractual provisions,
DECIDES, in addition, that the nominal amount of any such share capital increase shall be deducted from the overall limit set forth in the 21st resolution of the Shareholders’ Meeting held on June 27, 2018, which has been set at €826,063,
DECIDES that the nominal amount of all debt securities giving access to the Company’s share capital to be issued pursuant to this authorization will not exceed $ 500,000,000 (or the corresponding value of this amount for an issuance in a foreign currency),

–	this amount will be increased, if applicable, for any redemption premium above the nominal value,

–	this amount will be deducted from the overall limit set forth in the 21st resolution of the Shareholders’ Meeting held on June 27, 2018, which has been set at € 717,166,294,

–	this limit does not apply to securities the issuance of which is decided or authorized by the Board of Directors in accordance with Article L. 228-40 of the French Commercial Code,
DECIDES to waive the shareholders’ preferential subscription rights attached to the shares and securities which will be issued and to restrict the persons eligible to subscribe for those shares and securities to which this resolution pertains to the following category of persons:

–
any bank, investment services provider or member of a banking syndicate (underwriting) undertaking to ensure the realization of the share capital increase or any issuance that could in the future lead to a share capital increase in accordance with the present delegation of authority;

TAKES NOTE, as necessary, that the present delegation of authority automatically includes, for the benefit of the holders of the securities giving access to the Company’s share capital to be issued pursuant to this delegation, as applicable, express waiver by the shareholders of their preferential subscription right with respect to the ordinary shares to which such securities give right,
DECIDES that the issue price of the ordinary shares to be issued by virtue of the present delegation will be at least equal to the weighted average price of the American Depositary Shares representing the Company’s ordinary shares on the Nasdaq Global Market for the five trading days preceding the determination of the issue price, subject to a maximum discount of 5% (provided that, if, when the present delegation is used, the Company’s shares are admitted to trading on a regulated market recognized as such by the French Autorité des Marchés Financiers, the price shall be determined in accordance with the provisions of Article L. 225-136-1° of the French Commercial Code), taking into account, if applicable, the difference in the dividend entitlement date of the shares, provided that (i) in the case of an issuance of securities giving access to the Company’s share capital, the issue price of the ordinary shares to be issued upon the exercise, conversion or exchange of such securities, may, as applicable, be set, at the discretion of the Board of Directors, by reference to a formula set by it and applicable after the issuance of the securities (for example, upon exercise, conversion or exchange) in which case the

Annex A-12

aforementioned maximum discount may be determined, if the Board of Directors deems appropriate, on the date of the application of the formula (and not on the date of the setting of the issue price), and (ii) the issue price of the securities giving access to the Company’s share capital issued by virtue of the present resolution, if any, will be such that the amount immediately received by the Company plus the amount likely to be received by it at the time of exercise or conversion of said securities, shall be, for each ordinary share issued as a consequence of the issue of said securities, at least equal to the minimum amount set forth above,
SPECIFIES that this delegation is granted to the Board of Directors for a period of eighteen (18) months as from the date of the present Shareholders’ Meeting and supersedes all previous delegations for the same purpose,
DECIDES that the Board of Directors is granted all powers to implement, in accordance with provisions set forth in the law and the by-laws of the Company, the present delegation in order to, notably:

–
determine the amount of the share capital increase, the issue price (provided that such price will be determined in accordance with the conditions set forth above), and the premium that may, if appropriate, be requested at the issuance;

–	set the dates, terms and conditions of any issuance, as well as the form and the characteristics of the shares or securities giving access to the Company’s share capital to be issued;

–	determine the dividend eligibility date, which may be retroactive, for shares or securities giving access to the Company’s share capital to be issued and the method of payment;

–	set the list of the beneficiaries within the above mentioned category of persons and the number of securities to be granted to each of them;

–
in its sole discretion and whenever it deems it appropriate, charge the expenses and fees generated by the share capital increases performed by virtue of the delegation mentioned in this resolution to the amount of the premium related to such increases and deduct therefrom the necessary amounts in order to bring the legal reserve to one-tenth of the new share capital amount after each share capital increase;

–	acknowledge completion of each share capital increase and make the corresponding amendments to the Company’s by-laws;

–
in general, enter into any agreement, particularly to ensure the successful completion of the proposed issuances, take all measures and accomplish all formalities required for the issuance, for the listing and for any financial services relating to the securities issued by virtue of the present delegation, as well as pursuant to the exercise of the rights attached thereto;

–	make any decisions relating to the admission of the shares or securities issued for trading on the Nasdaq Global Market.

Twenty-fourth resolution
Delegation of authority to the Board of Directors to increase the Company’s share capital by issuing ordinary shares or any securities giving access to the Company’s share capital in the context of a private placement, without shareholders’ preferential subscription rights
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for extraordinary shareholders’ meetings, after having taken notice of the Board of Directors’ report and the Statutory Auditors’ report, pursuant to the provisions of Articles L. 225-129 and seq. of the French Commercial Code, notably, Articles L. 225-129-2, L. 225-135, L. 225-135-1, L. 225-136, L 228-91 and L. 228-92,
GRANTS to the Board of Directors the authority to decide to issue, on one or more occasions, in the proportions and at the times it considers appropriate, both in France and abroad, in euros, foreign currencies or any monetary unit calculated by reference to multiple currencies, for free or against consideration, ordinary shares of the Company and any type of securities giving access, by any means, immediately and/or in the future, to ordinary shares of the Company, pursuant to an offering made for the benefit of qualified investors or to a restricted circle of investors referred to in II.2 of Article L. 411-2 of the French Monetary and Financial Code, said shares conferring the same rights as existing shares, except for their dividend entitlement date,

Annex A-13

DECIDES that the securities issued by pursuant to this delegation may consist of debt securities or be related to the issue of such debt securities or permit the issue as intermediate securities,
DECIDES to remove the shareholders’ preferential subscription right attached to the ordinary shares or securities issued by virtue of the present delegation,
TAKES NOTE, as necessary, that the present delegation unconditionally and expressly waives, in favor of the holders of the securities to be issued giving access to the Company's share capital, express renunciation by the shareholders to their preferential subscription right to the shares to which those securities give right,
DECIDES that the maximum nominal amount of the share capital increases that may be completed, immediately or in the future, by virtue of this resolution, may not exceed € 214,362 (corresponding to 13% of the share capital of the Company as of February 8, 2019), nor, in, any case, exceed the limits provided by applicable regulations as of the date of issue (for reference, on the day of this Shareholders’ Meeting, the issue of equity securities carried out by way of an offer as defined in Article L. 411-2 II of the French Monetary and Financial Code is limited to 20% of the share capital of the Company per year, with such share capital being valued on the date of the decision of the Board of Directors to use this delegation). This limit is set without taking into account the par value of the additional shares to be issued, if applicable, in relation to adjustments carried out in order to protect the rights of holders of securities and other rights giving access to capital, in accordance with legal and regulatory requirements as well as applicable contractual provisions,
DECIDES, in addition, that the nominal amount of any share capital increase completed pursuant to this resolution will be deducted from the overall limit set forth in the 21st resolution of the Shareholders’ Meeting held on June 27, 2018 which has been set at € 826,063,
DECIDES that the nominal amount of all issuances of debt securities giving access to the Company’s share capital that may be completed pursuant to this resolution will not exceed $ 500,000,000 (or the corresponding value of this amount for an issuance in a foreign currency), it being specified that:

–	this amount will be increased, if applicable, for any redemption premium above nominal value,

–	this amount will be deducted from the overall limit set forth in the 21st resolution of the Shareholders’ Meeting held on June 27, 2018, which has been set at € 717,166,294

–	this limit does not apply to securities the issuance of which is decided or authorized by the Board of Directors in accordance with Article L. 228-40 of the French Commercial Code,

DECIDES that if the issuance of shares or securities referred to above is not subscribed for in full, the Board of Directors, in accordance with the provisions set forth in the law and in the order of its choice, may use any or all of the rights referred to in Article L. 225-134 of the French Commercial Code, in particular it may:

–	limit the issuance to the number of subscriptions, provided that the subscriptions reach at least three quarters of the issuance initially decided,

–	freely allocate, at its own discretion to persons of its choice, all or part of the securities not subscribed for, and

–	publicly trade all or part of the issued but not subscribed-for securities, in France or abroad,
DECIDES that the issue price of the shares that may be issued by virtue of the present delegation will be determined by the Board of Directors and will at least be equal to the average of the weighted average price by trading volumes of a share of the Company on the Nasdaq Global Market over the five trading days preceding the determination of the issue price, subject to a maximum discount of 5% (it being specified, however, that, if, when the present delegation is used, the Company’s shares are admitted to trading on a regulated market recognized as such by the French Autorité des Marchés Financiers, the price will be determined in accordance with the provisions of Article L. 225-136-1 of the French Commercial Code), taking into account, if applicable, the difference in the dividend entitlement date, and it being specified that the issue price of the securities giving access to the share capital issued by virtue of the present delegation will be such that the amount immediately received by the Company and the amount likely to be received by it at the time of the exercise or of the conversion of said securities, shall, for each ordinary share issued as a consequence of the issue of said securities, be at least equal to the minimum amount above mentioned,
DECIDES that the delegation is granted to the Board of Directors for a period of twenty-six (26) months as

Annex A-14

from the date of this Shareholders’ Meeting, and supersedes all previous delegations established for the same purpose,
DECIDES that the Board of Directors is granted all powers, with the right of sub-delegation under the conditions established by applicable laws and regulations, to implement, in accordance with provisions set forth in the law and the by-laws, the present delegation in order to, notably:

–
set the dates, conditions and modalities of any issue, as well as the form and the characteristics of the shares or securities giving access to the Company’s share capital to be issued, with or without premium,

–
determine the amounts to be issued, the dividend entitlement date, which may be retroactive, of the shares or securities giving access to the Company’s share capital to be issued, the method of payment, and as the case may be, the terms of exercise of the right to exchange, conversion, reimbursement or allocation in any other manner of shares or securities giving access to the Company’s share capital,

–
make any adjustment required in order to protect the interests of the holders of rights attached to the securities that shall be issued giving access to the Company’s share capital, in accordance with legal and regulatory requirements as well as applicable contractual provisions,

–	and, suspend, as necessary, the exercise of the rights attached to the securities for a maximum period of three months,
DECIDES that the Board of Directors may:

–
at its sole initiative and whenever it deems it appropriate, charge the expenses, rights and fees generated by the share capital increases performed by virtue of the delegation mentioned in this resolution, from the total amount of the premium related to those transactions and withdraw, from the amount of such premium, the necessary amounts in order to bring the legal reserve to one-tenth of the new amount of the share capital after each increase,

–	take any decision in relation to the admission of the securities issued hereby to trading on the Nasdaq Global Market, and

–
more generally, enter into any agreement, notably to successfully complete the proposed issue of shares or securities, take all measures and carry out all formalities for the purpose finalizing the share capital increases that may be made pursuant to this delegation, as well as to carry out the corresponding amendment of the Company’s by-laws.

Twenty-fifth resolution
Delegation of authority to the Board of Directors to increase the number of securities to be issued as a result of a share capital increase pursuant to the delegations in Resolutions 23 and 24 without shareholders’ preferential subscription rights
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for extraordinary shareholders’ meetings, having reviewed the Board of Directors’ report and the Statutory Auditors’ report, acting in accordance with Articles L. 225-129, L. 225-129-2, L. 225-135, L. 225-135-1 et seq., L. 228-91 and L. 228-92 of the French Commercial Code,
GRANTS to the Board of Directors the authority to increase the number of shares or securities to be issued in the event of oversubscription, without a preferential subscription right, in connection with increases to the share capital of the Company carried out pursuant to the Resolutions 23 and 24 above, in accordance with the conditions set forth in Articles L. 225-135-1 and R. 225-118 of the French Commercial Code (which, as of the date hereof, permits the issuance of shares or securities at the same price as the initial issuance and up to a limit of 15% of the amount of the initial issuance, within thirty days of the closing date of the initial subscription), such shares conferring the same rights as existing shares, except for their dividend entitlement date,
DECIDES that the present delegation is granted to the Board of Directors for a period of twenty-six (26) months as from the date of this Shareholders’ Meeting,
DECIDES that the Board of Directors is granted all powers, with the right to sub-delegate in accordance with

Annex A-15

applicable law and regulations, to implement, in accordance with applicable law and the Company’s by-laws, the present delegation in order to, notably:

–
set the dates, terms and conditions of any issuance, as well as the form and the characteristics of the shares or securities giving access to the Company’s share capital to be issued, with or without premium,

–
determines the amounts to be issued, the dividend determination date, which may be retroactive, of the shares or securities giving access to the Company’s share capital to be issued, the method of payment, and as applicable, the terms of exercise of the right to exchange, conversion, reimbursement or allocation in any other manner of the securities giving access to the Company’s share capital,

–
make any adjustment required in order to protect the interests of the holders of rights attached to the securities giving access to the Company’s share capital that shall be issued, in accordance with legal and regulatory requirements as well as applicable contractual provisions, and

–	suspend, as necessary, the exercise of the rights attached to the securities for a maximum period of three months,
DECIDES that the Board of Directors may:

–
in its sole discretion and whenever it deems it appropriate, charge the expenses and fees generated by the share capital increases performed by virtue of the delegation mentioned in this resolution, to the amount of the premium related to such increases and deduct therefrom the necessary amounts in order to bring the legal reserve to one-tenth of the new share capital amount after each share capital increase,

–	take any decision in relation to the admission of the securities issued to trading on the Nasdaq Global Market, and

–
more generally, enter into any agreement, in particular to ensure the successful completion of the proposed issuance of shares or securities, take all measures and carry out all formalities for the purpose of finalizing the share capital increases that may be made pursuant to this delegation, as well as to make the corresponding amendment of the Company’s by-laws.

Twenty-sixth resolution
Delegation of authority to the Board of Directors to increase the Company’s share capital through incorporation of premiums, reserves, profits or any other amounts that may be capitalized
The Shareholders’ Meeting, acting under the conditions of quorum and majority required under Article L. 225-130 of the French Commercial Code, having reviewed the Board of Directors’ report, and acting in accordance with Articles L. 225-129, L. 225-129-2, and L. 225-130 of the French Commercial Code,
GRANTS to the Board of Directors, with the right to sub-delegate in accordance with applicable law, for a period of twenty-six (26) months from the date of the present shareholders’ meeting, the authority to increase the share capital, on one or more occasions, at times and under the conditions that it deems favorable, through the incorporation into the share capital of premiums, reserves, profits, or other amounts that may be capitalized, followed by the issuance and the free allocation of new shares or the increase of the par value of the existing shares, or by using any combination of these two methods, said shares granting the same rights as the former shares, except for their dividend entitlement date,
DECIDES that this authorization shall not be used during a public tender offer by a third party,
DECIDES that the total nominal amount of the share capital increases that may be achieved, immediately and/or in the future, pursuant to this resolution shall not exceed €164,894. This limit is set without taking into account the par value of the Company’s ordinary shares to be issued, if applicable, in relation to the adjustments carried out in order to protect the interests of holders of rights attached to the securities that shall be issued on the basis of this delegation, in accordance with legal and regulatory requirements as well as applicable contractual provisions,
DECIDES, in accordance with Article L. 225-130 of the French Commercial Code, that in case of use of the present delegation by the Board of Directors, rights constituting odd lots will not be negotiable and the

Annex A-16

corresponding securities will be sold with the proceeds from such sale to be allocated among holders of said rights during the period provided by the regulations,
DECIDES that this delegation supersedes all previous delegations for the same purpose.

Twenty-seventh resolution
Delegation of authority to the Board of Directors to increase the Company’s share capital by way of issuing shares and securities giving access to the Company’s share capital for the benefit of members of a Company savings plan (plan d’épargne d’entreprise)
The Shareholders’ Meeting, acting under the conditions of quorum and majority required for extraordinary shareholders’ meetings, having reviewed the Board of Directors’ report and the Statutory Auditors’ report, acting in accordance with Articles L. 225-129 et seq. and L. 225-138-1 of the French Commercial Code and Article L. 3332-1 et seq. of the French Labor Code,
GRANTS to the Board of Directors the authority to issue, on one or more occasions in the proportions and at the times it deems appropriate, ordinary shares or any type of securities giving access, by any means, immediately and/or in the future, to the Company’s ordinary shares reserved for participants in a savings plan of the Company or, as applicable, of French or foreign companies affiliated with the Company according to Article L. 225-180 of the French Commercial Code and Article L. 3344-1 of the French Labor Code,
DECIDES that the maximum nominal amount of the increase in share capital that may be completed pursuant to this resolution may not exceed €49,468. This limit is set without taking into account the par value of the Company’s ordinary shares to be issued, if applicable, in relation to the adjustments to be carried out in order to protect the rights of holders of securities or other rights giving access to shares, in accordance with legal and regulatory requirements as well as applicable contractual provisions,
DECIDES that the total nominal amount of debt securities issued giving access to the Company’s share capital that may be issued pursuant to this resolution shall not exceed $53,370,405 (or the corresponding value of this amount for an issuance in a foreign currency).
SPECIFIES that this delegation is granted to the Board of Directors for a period of eighteen (18) months as from the date of the present Shareholders’ Meeting,
DECIDES that the issue price of the new shares or securities giving access to the Company’s share capital will be determined by the Board of Directors in accordance with Articles L. 3332-18 to L. 3332-23 of the French Labor Code,
DECIDES to waive, for the benefit of the participants in a savings plan, the shareholders’ preferential subscription rights to the shares or securities giving access by any means, immediately or in the future, to ordinary shares to be issued according to this resolution,
DECIDES that the Board of Directors is granted full powers to implement the present delegation, with the right to sub-delegate in accordance with the conditions set forth in applicable laws and regulations, particularly in order to, without limitation:

–	decide that the subscriptions may be completed directly or through employee shareholding funds, or any other structure or entity permitted by applicable laws or regulations;

–
set the dates, terms and conditions of any issuance pursuant to the present resolution, and, set the opening and closing dates of the subscriptions, the dividend entitlement date, the method of payment for shares and other securities giving access to the Company’s share capital, and to set the deadline for the payment for shares and, as applicable, other securities giving access to the Company’s share capital;

–
to apply for the admission to trading of the securities issued, record the completion of the share capital increases and to subsequently amend the Company’s by-laws, to carry out, directly or through an assignee, all transactions and formalities related to the share capital increases and, to charge the expenses of the share capital increases to the amount of the premiums related to such increases, and deduct therefrom the necessary amounts in order to bring the legal reserve to one-tenth of the new share

Annex A-17

capital amount after each increase.
--ooOoo--

Annex A-18

ANNEX B
FRENCH GAAP STATUTORY FINANCIAL STATEMENTS

Please note that because we are a French company, the full text of the statutory financial statements included in this Annex B has been translated from French. In the case of any discrepancy between this version and the French version, the French version will prevail.

CRITEO S.A.

32 rue Blanche
75009 Paris

ANNUAL FINANCIAL STATEMENTS
for the fiscal year ending on
31 December 2018

Annex B-1

INCOME STATEMENT

In Euros		2018	2017

Revenue		90,716,124	91,367,442
NET TURNOVER		90,716,124	91,367,442
Capitalized in-house production		6,589,731	4,001,992
Reversals of provisions and depreciation		23,976,815	271,840
Other income		482,305,309	472,330,872

OPERATING REVENUES TOTAL	I	603,587,979	567,972,146

Other purchases and external costs		220,659,818	244,681,688
Taxes and duties		8,013,844	7,567,076
Payroll expenses		79,233,963	72,398,917
Social charges		66,601,618	38,631,805

OPERATING PROVISIONS
On fixed assets :	depreciation and amortization expenses	43,756,987	33,146,024
impairment expenses
On current assets: allowance for bad debt and other current assets provisions		210,129	216,672
Provisions for contingent liabilities		23,029,215

Other expenses		68,786,000	28,171,407

OPERATING EXPENSES TOTAL	II	510,291,575	424,813,590
1. OPERATING PROFIT OR LOSS (I - II)		93,296,404	143,158,556

Interests on intercompany funding		34,633,744	11,368,627
Other interest and similar income		604,541	548,579
Reversals of FX Provisions and depreciations		34,120,335	3,471,864
Currency exchange gains		51,777,254	75,591,794
Proceeds from sale of short-term investments		—	—

FINANCIAL INCOME TOTAL	V	121,135,874	90,980,864

FX Provisions and financial assets impairment		17,126,494	34,521,298
Interest and similar charges		10,927,629	1,742,881
Currency exchange losses		46,132,232	60,603,025
Losses from sale of short-term investments		—	90

FINANCIAL EXPENSES TOTAL	VI	74,186,356	96,867,293
2. FINANCIAL PROFIT OR LOSS (V - VI)		46,949,518	(5,886,430)
3. CURRENT PROFIT OR LOSS BEFORE TAX (I - II + III - IV + V - VI)		140,245,922	137,272,126

Income on non-current Operating transactions		34	109,524
Income on non-current capital transactions		5,200	8,755
Non-current provisions and depreciations reversals		103,932	—

EXCEPTIONAL INCOME	VII	109,165	118,279

Expenses on non-current Operating transactions		55,414	9,700,061
Expenses on non-current capital transactions		78,379	246,581
Non-current provisions expenses		1,439,764	3,619,546

EXCEPTIONAL EXPENSES	VIII	1,573,557	13,566,188
4. EXCEPTIONAL PROFIT OR LOSS (VII - VIII)		(1,464,392)	(13,447,909)
Employee profit sharing	IX	477,557	804,538
Income tax	X	14,673,864	12,080,657
TOTAL INCOME	(I + III + V + VII)	724,833,018	659,071,289
TOTAL EXPENSES	(II + IV + VI + VIII + IX + X)	601,202,908	548,132,265

Annex B-2

5. PROFIT OR LOSS	123,630,110	110,939,023

BALANCE SHEET - ASSET

		Gross	Amortization, depreciation and provision	2018 Net	2017 Net

INTANGIBLE FIXED ASSETS
Establishment costs
Research and development costs
Concessions, patents, licenses, trade mark, processes, software, right and similar assets		49,079,080	-37,366,969	11,712,112	11,156,023
Goodwill		7,566,658		7,566,658	7,566,658
Other intangible fixed assets		4,895,390		4,895,390	3,154,497
Advance payment on intangible fixed assets

TANGIBLE FIXED ASSETS
Land
Constructions
Technical installations, plant and machinery, equipment and fixtures
Other tangible fixed assets		186,054,145	-102,171,373	83,882,771	49,358,121
Tangible fixed assets in progress		7,654,177		7,654,177	21,140,122
Advance payment on tangible fixed assets		166,378		166,378	603,305

FINANCIAL FIXED ASSETS
Participating interests
Long-term equity interests		151,170,168		151,170,168	95,966,431
Portfolio long-term investment securities		301,710,859		301,710,859	0
Other long-term investment securities
Loans		0		0	240,830,843
Other financial fixed assets		43,370,609	-381,925	42,988,685	8,292,203

		751,667,464	-139,920,267	611,747,197	438,068,204

STOCKS AND WORK IN PROGRESS

Payments on account on orders		363,403		363,403	826,596

OPERATING DEBTS RECEIVABLE
Trade debtors and related accounts		76,035,377	-283,093	75,752,284	96,479,630
Other operating debt receivable		137,172,024		137,172,024	142,832,593
Subscribed capital - called but not paid

OTHER CURRENT ASSETS
Short-term financial instruments		34,186,772		34,186,772	0
Cash balances		216,462,780		216,462,780	236,910,424

OTHER ASSETS ACCRUAL
Prepaid expenses		7,409,446		7,409,446	6,953,763

		471,629,803	-283,093	471,346,710	484,003,005

Loan issue costs to be spread	IV	1,365,745		1,365,745	1,741,326
Loan redemption premiums	V
Realizable exchange losses	VI	16,368,989		16,368,989	24,541,901

		1,241,032,001	-140,203,360	1,100,828,642	948,354,437

Annex B-3

BALANCE SHEET - LIABILITIES AND EQUITY

			2018	2017

CAPITAL AND RESERVES
Capital	(of which paid up :	1,688,784)	1,688,784	1,652,128
Premiums on shares issued, mergers, contributions			315,811,134	313,312,749
Revaluation reserve
Legal reserve			131,991	150,473
Statutory or contractual reserves
Tax-regulated reserves			13,966,546	13,966,546
Other reserve
Profit or loss carried forward			298,626,976	187,702,693
PROFIT OR LOSS for the financial year			123,630,110	110,939,023
Investment grants
Tax-regulated provisions

			753,855,542	627,723,613

OTHER PRIVATE FUNDS
Proceeds from issues of equity instruments
Conditional advances

			0	0

PROVISIONS FOR LIABILITIES AND CHARGES
Provisions for contingent liabilities			40,798,641	24,585,934
Provisions for charges

			40,798,641	24,585,934

DEBTS PAYABLE
Convertible debenture loans
Other debenture loans
Financing from financial institutions			1,526,675	2,127,779
Other financing			186,738,777	180,500,929
Payments on account received on orders in progress
Trade creditors and related accounts			48,504,614	43,323,731
Tax and social security debts payable			47,987,004	39,901,706
Creditors for fixed assets and related accounts			9,287,319	23,739,247
Other debts payable			9,864,821	5,993,708

OTHER LIABILITIES ACCRUAL
Deferred income			0	0

			303,909,209	295,587,100

Realizable exchange gains		V	2,265,249	457,789

			1,100,828,642	948,354,437

Annex B-4

NOTES TO THE ACCOUNTS

The notes presented thereafter are part of the financial statements prepared for the year ending December 31, 2018.
These concern the annual accounts of Criteo SA, a company registered with the Paris Trade Register under number 484 786 249, and whose registered office is located at 32 Rue Blanche in Paris (75009). This company is the consolidating company of the Criteo Group.
The fiscal year is for a 12 months period, from January 1, 2018 to December 31, 2018.

1.Accounting principles and methods
1.1     Rules and methods of evaluation
1.2     Significant events
1.3     Subsequent events

2.Balance sheet information
2.1     Fixed assets and depreciation
2.2    Provisions details
2.3    Maturities of receivables and liabilities
2.4    Other intercompany balance sheet accounts
2.5    Accrued income
2.6     Accrued expenses
2.7     Prepaid expenses and income
2.8     Share capital
2.9    Changes in equity
2.10     Translation difference on receivables and liabilities labelled in foreign currency

3.Income statement information
3.1     Revenue breakdown
3.2     Income taxes details
3.3     Other intercompany income statement accounts
3.4    Extraordinary income and expenses
3.5    Employee profit sharing

4.Financial commitments and additional information
4.1     Financial commitments

Annex B-5

4.2     Increase and decrease in future tax liabilities
4.3     Compensation allocated to members of the board of directors, management board, and supervisory board
4.4     Workforce
4.5     Retirement obligations
4.6     Employment tax credit
4.7     Audit fees information
4.8     List of subsidiaries and percentage of ownership

Annex B-6

Part 1 - Accounting principles and methods

The financial statements for the past fiscal year were drafted and presented in accordance with the accounting rules and the principles established by Article 121-1 to 121-5 et seq. of the 2018 French General Accounting Plan.

The accounting conventions were applied in accordance with several French regulatory sources including the French Commercial Code, the Accounting Decree of 11/29/83, as well as ANC Regulation 2014-03 of June 5th, 2014 modified by the last ANC regulation 2017-03 of November 3rd, 2017.

The main accounting methods applied when preparing the financial statements are presented below. These methods have been continuously applied at the end of the current and previous fiscal years based on principle of continuity of operation and independence of financial exercises.
The basic method selected to evaluate the accounting items is the historic cost method.

1.1.     Rules and methods of evaluation

1.1.1	Intangible assets
Acquired intangible assets are recorded on the balance sheet at their cost of acquisition or their contribution value, less cumulated amortization and impairment expenses. When their useful life is definite, the cost of the intangible assets, less their remaining value, as applicable, is depreciated over the anticipated period of use by the Company. This period is determined on a case-by-case basis according to the nature and characteristics of the elements included in this section. When their useful life is indefinite, the intangible assets are not depreciated but are subjected to systematic annual impairment testing.
The software is depreciated on a pro-rata basis between 1 and 5 years.

1.1.2	Goodwill
The Company goodwill comes from:

–	€2,958,983 technical loss recorded when cancelling the AdQuantic SAS company shares on August 15, 2014 in exchange of the contribution received during the merger.

–	€4,607,675 technical loss recorded when cancelling the Monsieur Drive SAS company shares on November 3, 2016 in exchange of the contribution received during the merger.

Annex B-7

Goodwill is accounted for its cost of acquisition. It is not amortized but instead subject to impairment test. In the event that the recoverable value is lower than the net carrying value, the difference is recognized as an impairment loss.

1.1.3	Tangible fixed assets
Tangible fixed assets are accounted for at their acquisition cost (purchase price and accessory costs, excluding acquisition expenses for fixed assets) less cumulative depreciation.

Depreciation is calculated on a straight line basis over the assets estimated useful lives.

-	Fixtures and fittings	8 to 10 years
-	Office and computer equipment	1 to 5 years
-	Miscellaneous equipment	5 years

1.1.4	Other financial investments
The gross value is represented by the cost of purchase, excluding accessory costs. When the fair value is less than the carrying value, depreciation expense is recorded for the amount of the difference.
Loans to subsidiaries are recognized as long-term investments securities from fiscal year 2018.

1.1.5	Receivables
Receivables are accounted for the nominal value and current asset allowance is recorded when the fair value of the asset is less than the carrying value.

1.1.6	Cash and cash equivalents
They include liquidity, bank deposits, and other highly liquid short-term investments with initial maturity dates of less than or equal to three months. The bank overdrafts are shown in the current liabilities section of the balance sheet under "loans and financial liabilities."

1.1.7    Capital increase related cost
Capital increase related cost are offset against paid-in capital according to the preferential method on a one-time basis, net of taxes.

1.1.8	Financial liabilities
The financial liabilities include loans and other interest-bearing liabilities.

1.1.9	Provisions for risks and charges
Provisions are recorded when there is an obligation to a third party for which an outflow of resources to this third party is probable or certain without expecting at least equivalent consideration from this

Annex B-8

third party. This obligation may be legal, regulatory, or contractual or it may arise from the company's practices. The estimated amount of provisions corresponds to the outflow of resources that the company is likely to support to fulfil its obligation.

The provisions for risks and charges are comprised of provisions for corporate and tax risks, among others.

1.1.10	Accounts payable
Trade payables and related accounts are assessed at their nominal value.

1.1.11	Currency operations
Currency expenses and income are recorded at their exchange value as of the transaction date.

Currency liabilities, receivables, and liquidity are recorded on the balance sheet at their exchange value in effect at the end of the fiscal year. The difference resulting from the discounting of the currency liabilities and receivables at this last rate is indicated in the balance sheet as the "translation difference."

Unrealized exchange losses are covered by a provision for risks as required by French GAAP.

ANC Rule 2015-05, applicable with effect from 1st January 2017 and which includes changes in the accounting treatment of exchange differences and provisions did not have any impact in its first year of application.

1.1.12    Revenue
The revenue from Korean and Swedish branches primarily comes from advertising services. These services consist of displaying personalized advertising banners referring to the merchant site of the advertising. Each banner is created in real time and is personalized to the user based on his/her browsing history.

This user personalization optimizes the click through rate (CTR), advertisers are billed at the cost per click (CPC). Revenue is recorded when the end user (the web surfer) clicks on the customized banner displayed by Criteo.

The other income essentially includes the performance of services and other revenue billed to the subsidiaries of the group.

1.1.13	Research & development costs
The total research and development costs and expenses recorded for the fiscal year amounted to €111,955,314.

Annex B-9

1.1.14    Financial profit or loss
In addition to the financial result of the foreign currency transactions described in 1.1.11, the financial result mainly consists of dividends and interest paid by the subsidiaries as well as movements relating to provisions for foreign exchange losses

1.1.15	Extraordinary profit or loss
The extraordinary profit or loss represents the income or expenses associated with events or transactions that are clearly separate from the company's ordinary activities that are not expected to reoccur on a frequent or regular basis.

1.1.16	Financing implementation costs
The costs for implementing financing or opening credit lines are spread over the duration of the contracts.

1.1.17	Tax consolidation
Criteo SA is the parent company of a tax group which since January 1, 2011 consists of Criteo France SAS located at 32 rue Blanche 75009 Paris and additionally since the January 1, 2017 of Criteo Finance SAS located at 32 rue Blanche 75009 Paris.

The subsidiaries accounted for their tax expenses as if there was no consolidation. Criteo Group has elected to adopt a neutral fiscal regime. The parent company records its taxes to reflect the tax savings generated by the consolidation.

1.2	Significant events

Share repurchase program

On October 3, 2018 Criteo's Board of Directors authorized a share repurchase program of up to $80 million (€ 70.5 million) of the Company’s outstanding American Depositary Shares. The Company intends to use repurchased shares in connection with M&A transactions. In addition, the Company may use repurchased shares to satisfy employee equity plan vesting in lieu of issuing new shares.
In the accounts of Criteo S.A., the transactions were accounted for as follows:

Annex B-10

EUROS	Balance sheet section	Treasury Shares Repurchased Number	Acquisition value	Vested shares in 2018	Vested shares in 2018 (value)	Treasury Shares Repurchased Number at the end of the period	Provision (average exchange rate)	Revaluation at the end of the period	Value at closing
Balance at December 31, 2017
Treasury Shares Repurchased for Merger & Acquisition	Other financial fixed assets	1,751,147	35,224,503			1,751,147	381,925	(305,301)	34,919,203
Treasury Shares Repurchased for RSU Vesting	Investment securities	1,748,111	35,219,819	40,139	734,110	1,707,972		(298,937)	34,186,772
Balance at December 31, 2018		3,499,258	70,444,323	40,139	734,110	3,459,119	381,925	(604,238)	69,105,975
								(USD exchange rate as of December 31, 2018)

In addition, a provision for risks has been recognized for €23.4 million to cover free share allocations

Acquisitions
Acquisition of Manage.com Inc.

On October 29, 2018, Criteo Corp., the U.S. subsidiary of Criteo S.A. completed the acquisition of all of the outstanding shares of Manage.com Inc., a company with an attractive app install solution that helps advertisers acquire new customers in mobile apps. The total consideration paid was $60.0 million (€51.8 million) for the acquisition of shares. The acquisition was financed by available cash resources and by a $67 million (€59.1 million) loan granted by Criteo S.A. to its subsidiary Criteo Corp.
.
Acquisition of Storetail Marketing Services S.A.S

On August 3, 2018, Criteo S.A. completed the acquisition of all of the outstanding shares of Storetail Marketing Services S.A.S, a pioneering retail media technology platform that enables retailers to monetize native placements on their ecommerce sites on a CPM basis. The total consideration paid for the acquisition was €41.3 million composed as follows : €37.7 million financed by available cash resources at the acquisition date and €3.6 million as deferred consideration, contingent upon certain conditions over a two year period.

Annex B-11

1.3    Subsequent events

Share capital reduction by way of cancellation of shares repurchased for M&A purposes

On February 8, 2019, the Board acknowledged the share capital decrease resulting from the cancellation of 1,594,288 shares (corresponding to the shares bought back by the Company for M&A purposes, other than the shares for Storetail Marketing Services S.A.S.). Other financial fixed assets will be reduced by €31,804,887 as well as share capital for €39,857 and premiums on shares issued for €31,765,030.

Filialization of Korean and Swedish branches

The Swedish branch was transformed into a wholly-owned subsidiary of Criteo S.A. on 1 January 2019.
The Korean branch is expected to become a wholly-owned subsidiary of Criteo S.A. as of April 1, 2019.

Annex B-12

Part 2 - Balance sheet information

2.1    Fixed assets and depreciation

Movements in fixed assets and depreciation are reported in the tables below:

GROSS VALUES (Euros)	As of Jan 1, 2018	Acquisitions	Reclassifications	Disposals	As of Dec 31, 2018

Intangible assets

Concessions and patents	40,451,825	6,030,438	2,596,817	0	49,079,080
Goodwill	7,566,658	0	0	0	7,566,658
Other intangible fixed assets	3,154,497	4,735,342	(2,994,450)	0	4,895,390
	51,172,981	10,765,780	(397,633)	0	61,541,128

Tangible fixed assets

General equipment, fixtures, and fittings	3,368,176	596,932	310,463	0	4,275,571
Office and computer equipment, furniture	113,782,038	48,077,304	20,523,632	604,401	181,778,574
Assets under construction	21,140,122	6,347,212	(19,833,157)	0	7,654,177
Advance payments and deposits	603,305	166,378	(603,305)	0	166,378
	138,893,641	55,187,826	397,633	604,401	193,874,700

Other financial assets

Other financial investments	95,966,431	55,203,737	0	0	151,170,168
Portfolio long-term investment securities		69,841,925	250,409,276	18,540,343	301,710,859
Loans and other financial	258,701,479	35,081,086	(250,409,276)	2,680	43,370,609
	354,667,910	160,126,749	0	18,543,023	496,251,636

TOTAL	544,734,533	226,080,355	0	19,147,424	751,667,464

Annex B-13

DEPRECIATION (Euros)	As of Jan 1,2018	Increase	Decrease	As of Dec 31, 2018

Intangible assets

Concessions and patents	28,517,863	8,849,106	0	37,366,969
	28,517,863	8,849,106	—	37,366,969

Tangible fixed assets

General equipment and fixtures	1,266,750	1,009,674	0	2,276,424
Office and computer equipment and furniture	66,525,343	33,895,628	526,022	99,894,949
Assets under construction	0	0	0	0
	67,792,093	34,905,303	526,022	102,171,373

TOTAL	96,309,955	43,754,409	526,022	139,538,342

Movements during the fiscal year affecting deferrals over several fiscal years	Net amount at beginning of fiscal year	Increase	Depreciation and amortization	Net amount at end of fiscal year
Expenses to be deferred over several fiscal years	1,741,326	0	210,129	1,365,745

Annex B-14

2.2    Provisions details

The movements of provisions are reported below:

PROVISIONS (Euros)	As of Jan 1, 2018	Increase	Used reversals	Not used reversals	As of Dec 31, 2018

Provisions for risks and charges

Provisions for disputes	0	196,601	0	61,899	134,702
Provisions for guarantees given to customers	0	0	0	0	0
Provisions for losses on futures markets	0	0	0	0	0
Provisions for fines and penalties	0	0	0	0	0
Provisions for exchange losses	24,541,901	16,368,989	0	24,541,901	16,368,989
Provisions for pensions and similar obligations	0	0	0	0	0
Provisions for taxes	0	0	0	0	0
Provisions for renewal of fixed assets	0	0	0	0	0
Provisions for major repairs	0	0	0	0	0
Provisions for social security and tax charges on paid vacation	0	0	0	0	0
Other provisions for risks and charges	44,033	24,292,950	42,033	0	24,294,950
	24,585,934	40,858,540	42,033	24,603,800	40,798,641

Depreciation and amortization

On intangible assets	777,940	0	777,940	0	0
On tangible assets	0	0	0	0	0
On equity-method investments	0	0	0	0	0
On equity interests	0	0		0	0
On other financial investments	9,578,433	381,925	9,578,433	0	381,925
On inventory and work in progress	0	0	0		0
On accounts receivable	250,275	202,478	63,357	106,303	283,093
Other depreciation	0	0	0	0	0
	10,606,649	584,403	10,419,730	106,303	665,018

GENERAL TOTAL	35,192,582	41,442,943	10,461,763	24,710,103	41,463,659
operating		23,231,693	947,600
financial		16,750,914	34,120,335
extraordinary		1,460,337	103,932
Annex B-15

2.3    Maturities of receivables and liabilities

2.3.1    Maturity of receivables

Schedule of receivables (Euros)	Gross amount	Up to 1 year	More than 1 year

Portfolio long-term investment securities	301,710,859	0	301,710,859
Loans	0	0	0
Other financial investments	43,370,609	35,304,358	8,066,251
Doubtful or disputed receivables	367,349	367,349	0
Other trade receivables	75,668,028	75,668,028	0
Other social security receivables	15,519	15,519	0
Income taxes	9,605,496	9,605,496	0
Value-added tax	14,127,158	14,127,158	0
Other taxes, duties, and social security payments	2,451,210	2,451,210	0
Group and partners	109,344,036	109,344,036	0
Sundry debtors	1,628,605	1,628,605	0
Prepaid expenses	7,409,446	7,180,955	228,492

TOTAL	565,698,316	255,692,714	310,005,602

Amount of loans granted during fiscal year	0
Amount of loans refund during fiscal year	0

2.3.2    Maturity of liabilities

Annex B-16

Schedule of liabilities (Euros)	Gross amount	Up to 1 year	Between 1 and 5 years	More than 5 years

Loans, debts, and credit with a maximum 1 year maturity	0	0	0	0
Loans, debts, and credit for more than 1 year maturity	1,526,675	600,000	926,675	0
Miscellaneous loans and financial liabilities	0	0	0	0
Trade payables and related accounts	48,504,614	48,504,614	0	0
Personnel and related accounts	13,223,808	13,223,808	0	0
Social security and other social bodies	17,495,090	17,495,090	0	0
Income taxes	9,654,217	9,654,217	0	0
Value-added tax	7,613,889	7,613,889	0	0
Other taxes, duties, and related	0	—	0	0
Debts on fixed assets and related accounts payable	9,287,319	9,287,319	0	0
Group and partners	186,738,777	186,738,777	0	0
Other liabilities	9,864,821	5,330,437	4,534,384	0
Prepaid income	0	0	0	0

TOTAL	303,909,208	298,448,151	5,461,058	0

Loans obtained during the fiscal year	0
Loans repaid during the fiscal year	0
Loans, debts contracted with partners	0

2.4    Other intercompany balance sheet accounts

Annex B-17

Other intercompany balance sheet accounts (Euros)	Intercompany balance from		Other intercompany bills of exchange receivables and payables
	More than 10% own	Less than 10 % own

Subscribed capital called but unpaid

Intangible assets

Advance payments and deposits

Tangible fixed assets

Advance payments and deposits

Other financial assets

Holdings		151,170,168
Receivables attached to holdings		301,710,859
Loans		—
Other equity investments
Other financial investments

Total fixed assets	0	452,881,027	0

Advance payments on orders
Receivables
Trade and other receivables		62,007,884
Other receivables		109,344,036
Subscribed capital called but unpaid

Total receivables	0	171,351,920	0

Marketable securities
Cash and cash equivalents

Liabilities

Convertible bonds
Other bond issues
Loans and other liabilities toward credit institutions
Miscellaneous loans and financial liabilities		186,738,777
Advances and deposits received on current orders
Trade payables and related accounts		15,632,086
Debts on fixed assets and related accounts payable
Other liabilities

Total liabilities	0	202,370,863	0
Transactions between related parties are concluded under normal market conditions. Therefore, they do not require additional information as referred to in Article R.123-198 11.

Annex B-18

2.5    Accrued income

Accrued income	2018	2017

Intercompany AR	700,492	0
Other equity investments	0	0
Loans	0	2,231,228
Other financial investments	0	0
Trade and other receivables	9,423,230	10,862,132
Other receivables	30,807	40,000
Marketable securities	0	0
Cash and cash equivalents	98,048	420,585

Total (Euros)	10,252,576	13,553,945

2.6    Accrued expenses

Accrued expenses	2018	2017

Convertible bonds	0	0
Other bond issues	0	0
Loans and other liabilities toward credit institutions	0	0
Miscellaneous loans and financial liabilities	0	0
Trade payables and related accounts	20,703,848	20,466,402
Tax and social security liabilities	26,240,722	24,181,286
Debts on fixed assets and related accounts payable	6,969,658	22,855,892
Other liabilities	1,657,920	460,233

Total (Euros)	55,572,148	67,963,813

Annex B-19

2.7    Prepaid expenses and income

Deferred income	2018	2017

Operating income	0	0
Financial income	0	0
Exceptional income	0	0

Total (Euros)	0	0

Prepaid expenses	2018	2017

Operating expenses	7,409,446	6,953,763
Financial expenses	0	0
Exceptional expenses	0	0

Total (Euros)	7,409,446	6,953,763

Annex B-20

2.8    Share capital

Different categories of securities	Nominal value		Number of securities
	At start of fiscal year	At end of fiscal year	At start of fiscal year	Created	Reimbursed	At end of fiscal year
Ordinary shares	0.025	0.025	66,085,097	1,466,247	0	67,551,344
Share capital consisted of 67,551,344 shares with a nominal value of €0.025; the share capital amounted to €1,688,784.
Share Options Plans and Employee Warrants Grants (BSPCE)

The Board of Directors has been authorized by the general meeting of the shareholders to grant employee warrants (Bons de Souscription de Parts de Créateur d’Entreprise or “BSPCE”) and to implement share options plans as follows:

•	Issuance of 2,112,000 BSPCE, authorized at the General Meeting of Shareholders on October 24, 2008, making available up to 2,112,000 BSPCE until April 24, 2010 (“Plan 1”);

•	Issuance of 1,472,800 BSPCE, authorized at the General Meeting of Shareholders on April 16, 2009, making available up to 1,472,800 BSPCE until October 16, 2010 (“Plan 2”);

•
1,584,000 Share Options (“OSA”), authorized at the General Meeting of Shareholders on September 9, 2009, making available up to 1,584,000 share options until November 8, 2012. This Plan has been amended at the General Meeting of Shareholders on November 16, 2010, making available up to 2,700,000 share options (“OSA”) or BSPCE (“Plan 3”);

•	Issuance of 361,118 BSPCE, granted to Criteo co-founders at the General Meeting of Shareholders on April 23, 2010 (“Plan 4”);

•	2,800,000 BSPCE or Share Options (“OSA”), authorized at the General Meeting of Shareholders on November 18, 2011, making available up to 2,800,000 share options or BSPCE (“Plan 5”);

•	1,654,290 BSPCE or Share Options (“OSA”), authorized at the General Meeting of Shareholders on September 14, 2012, making available up to 1,654,290 share options (“OSA”) or BSPCE (“Plan 6”).

•	6,627,237 BSPCE or Share Options (“OSA”), authorized at the General Meeting of Shareholders on August 2, 2013, making available up to 6,627,237 share options (“OSA”) or BSPCE (“Plan 7”).

•
9,935,710 Share Options (“OSA”), authorized at the General Meeting of Shareholders on June 18, 2014, making available up to 9,935,710 share options (“Plan 8”). The Board of Directors has also authorized free shares/restricted stock units ("RSUs") to Criteo employees under presence condition and to certain senior managers, employees and members of the Management, subject to the achievement of internal performance objectives and presence condition.

•
4,600,000 Share Options (“OSA”) or RSUs, authorized at the General Meeting of Shareholders on June 29, 2016 and 100,000 BSAs (any BSA granted will also be deducted from the 4,600,000 limit), such authorizations collectively referred to as “Plan 9”. The Board of Directors has authorized RSUs to Criteo employees subject to a presence condition and to certain senior managers, employees and members of management, subject to the achievement of internal performance objectives and a presence condition.

Annex B-21

•
4,600,000 Share Options (“OSA”) or RSUs, authorized at the General Meeting of Shareholders on June 28, 2017 and 120,000 BSAs (any BSA granted will also be deducted from the 4,600,000 limit), such authorizations collectively referred to as “Plan 10”. The Board of Directors has authorized RSUs to Criteo employees subject to a presence condition and to certain senior managers, employees and members of management, subject to the achievement of internal performance objectives and a presence condition.

•
4,200,000 Share Options or RSUs, authorized at the General Meeting of Shareholders on June 27, 2018 and 150,000 BSAs (any BSA granted will also be deducted from the limit), such authorizations collectively referred to as “Plan 11”. The Board of Directors has authorized RSUs to Criteo employees subject to a presence condition and to certain senior managers, employees and members of management, subject to the achievement of internal performance objectives and a presence condition.

Upon exercise of the BSPCE or OSA, or the vesting of an RSU the Group offers beneficiaries newly issued ordinary shares of the Parent company.

The BSPCEs and OSAs may be exercised by the beneficiary on the basis of the following vesting schedule for the Plans 1, 2 and 3:

◦	up to one third (1/3) of the BSPCE on the first anniversary of the date of grant;

◦	up to one twelfth (1/12) at the expiration of each quarter following the first anniversary of the date of grant, and this during twenty-four (24) months thereafter; and

◦	at the latest within ten (10) years from the date of grant.
For the Plan 3 amended to Plan 11, the vesting schedule is as follows:

◦	up to one fourth (1/4) of the BSPCE/OSAs on the first anniversary of the date of grant;

◦	up to one-sixteenth (1/16) at the expiration of each quarter following the first anniversary of the date of grant, and this during thirty-six (36) months thereafter; and

◦	at the latest within ten (10) years from the date of grant.

The vesting schedule for the RSUs is as follows:

◦	50% at the expiration of a two year period

◦	6.25% at the expiration of each quarter following the first two years-period during twenty four (24) months.

When the Company was not listed, exercise prices were determined by reference to the latest capital increase as of the date of grant, unless the Board of Directors decided otherwise. Since our initial public offering, exercise prices are determined by reference to the closing share price the day before the date of the grant if higher than a floor value of 95% of the average of the closing share price for the last 20 trading days.

Details of BSPCE / OSA / RSU plans

	Plans 1 & 2	Plan 3	Plan 4	Plan 5	Plan 6		Plan 7	Plan 8		Plan 9		Plan 10		Plan 11
Dates of grant (Boards of Directors)	Oct 24, 2008 - Sept 14, 2010	Sept 9, 2009 - Sept 21, 2011	April 23, 2010	Nov. 18, 2011	Oct. 25, 2012	Oct 25, 2012 - April 18, 2013	Sept 3, 2013 - April 23, 2014	July 30, 2014		July 28, 2016 - June 30, 2017		July 27, 2017		July 26, 2018
Vesting period	3 years	3 - 4 years	None	4 years	1 year	4-5 years	4 years	4 years	4 years	4 years	4 years	4 years	4 years	4 years	4 years
Contractual life	10 years	10 years	10 years	10 years	10 years	10 years	10 years	10 years	—	10 years	—	—	—	10 years	—
Expected option life	8 years	8 years	8 years	8 years	8 years	8 years	6 - 8 years	6 years	—	6 years	—	6 years	—	6 years	—
Number of options granted	1,819,120	4,289,940	361,118	1,184,747	257,688	1,065,520	2,317,374	4,318,551	2,534,262	502,410	2,556,315	947,565	2,150,498	65,500	1,471,916
Type : Share Option (S.O. / BSPCE / RSU	BSPCE	BSCPCE & S.O	BSPCE	BSCPCE & S.O	BSPCE	BSPCE & S.O	BSCPCE & S.O	S.O	RSU	S.O	RSU	S.O	RSU	S.O	RSU
Share entitlement per option	1	1	1	1	1	1	1	1	1	1	1	1	1	1	1
Exercise price	€ 0,45 - € 2,10	€ 0,20 - € 5,95	2.10	5.95	8.28	€ 8,28 - € 10,43	€ 12,08 - € 38,81	€ 22,95 - € 47,47	—	€ 38,20 - € 43,45	—	€ 24,63 - € 28,69	—	18.72	—
Performance Conditions	No	Yes (A)	No	No	Yes (B)	No	No	No	Yes (C)	No	Yes (D)	No	No	No	Yes (E)

Annex B-22

(A)  180 000 OSA are subjected to performance conditions based on revenue excluding traffic acquisition costs targets that were met in 2012.

(B) The conditions of exercise of 257 688 BSPCE are linked to a future liquidity event or a transfer of control of the Company, and the number of BSPCE that can be exercised are determined by the event’s date which cannot occur after March 31, 2014. Based on the assumptions known as at December 31, 2012, the Group determined that the share-based compensation expense would be recognized over a one-year period. This assumption was confirmed in 2013.

(C) On October 29, 2015 and January 29, 2016, the Board of Directors of the Parent granted a total of 337 960 and 33 010 RSU to Criteo employees under condition of presence and to certain senior managers, employees and members of the management, subject to the achievement of internal performance objectives and condition of presence. Based on the assumptions known at December 31, 2016, the Group determined the share-based compensation expense by applying a probability ratio on performance objectives completion. The assumptions taken were confirmed in 2016.

(D) On July 28, 2016 and June 27, 2017, the Board of Directors of the Parent granted a total of 195 250 and 135 500 RSU to Criteo employees under condition of presence and to certain senior managers, employees and members of the management, subject to the achievement of internal performance objectives and condition of presence. Based on the assumptions known at December 31, 2016 and 2017, the Group determined the share-based compensation expense by applying a probability ratio on performance objectives completion. The assumptions were confirmed in 2016 and 2017.

(E) On July 26, 2018, the Board of Directors of the Parent granted a total of 203,332 RSU to certain senior managers and members of the management, subject to the achievement of internal performance objectives and condition of presence. Based on the assumptions known at December 31, 2018, we determined the share-based compensation expense by applying a probability ratio on performance objectives completion.

Change in Number of BSPCE / OSA / RSU

Balance at January 1, 2016	6,547,854	1,095,585	7,643,439
Granted	576,443	2,584,240	3,160,683
Exercised	(1,470,323)	NA	(1,470,323)
Forfeited	(693,882)	(436,546)	(1,130,428)
Expired	0	0	0
Balance at December 31, 2016	4,960,092	3,243,279	8,203,371
Granted	355,010	1,891,702	2,246,712
Exercised	(1,668,838)	NA	(1,668,838)
Vested	0	(379,135)	(379,135)
Forfeited	(453,556)	(543,338)	(996,894)
Expired	0	0	0
Balance at December 31, 2017	3,192,708	4,212,508	7,405,216
Granted	1,013,065	3,133,644	4,146,709
Exercised	(137,348)	NA	(137,348)
Vested	0	(1,362,873)	(1,362,873)
Forfeited	(880,960)	(1,203,142)	(2,084,102)
Expired	0	0	0
Balance at December 31, 2018	3,187,465	4,780,137	7,967,602

Annex B-23

Breakdown of the Closing Balance

	Plans 1 & 2	Plan 3	Plan 5	Plan 6	Plan 7	Plan 8	Plan 9	Plan 10	Plan 11	RSUs	Total
Balance at December 31, 2016
Number outstanding	54,154	175,693	513,067	399,441	750,528	2,942,834	124,375	0	0	3,284,239	8,203,371
Weighted-average exercise price	1.24	3.29	5.95	9.77	18.13	31.32	38.2	0	0	0	23.92
Number exercisable	54,154	175,693	513,067	325,596	504,262	1,135,634	0	0	0	0	2,708,406
Weighted-average exercise price	1.24	3.29	5.95	9.66	17.94	28.96	0	0	0	0	17.73
Weighted-average remaining contractual life	2.9 years	4.3 years	5.2 years	6.1 years	6.8 years	8.2 years	9.6 years	0	0	0	6.9 years
Balance at December 31, 2017
Number outstanding	15,020	89,921	251,306	70,803	372,590	1,929,403	463,665	0	0	4,212,508	7,405,216
Weighted-average exercise price	0.87	4.03	5.95	9.65	17.7	32.07	42.04	0	0	0	28.33
Number exercisable	15,020	89,921	251,306	70,803	359,702	1,145,511	38,867	0	0	0	1,971,130
Weighted-average exercise price	0.87	4.03	5.95	9.65	17.31	30.88	38.2	0	0	0	23.16
Weighted-average remaining contractual life	1.6 years	3.4 years	4.3 years	5.1 years	5.8 years	7.2 years	9.2 years	0	0	0	6.9 years
Balance at December 31, 2018
Number outstanding	3,600	67,751	242,613	41,338	306,172	1,599,033	328,726	532,732	65,500	4,780,137	7,967,602
Weighted-average exercise price	0.7	4.43	5.95	9.26	17.95	30.99	41.75	25.79	18.72	0	26.94
Number exercisable	3,600	67,751	242,613	41,338	306,172	1,417,904	161,658	0	0	0	2,241,036
Weighted-average exercise price	0.7	4.43	5.95	9.26	17.95	30.04	41.37	0	0	0	25.39
Weighted-average remaining contractual life	1,2 years	2,4 years	3,3 years	4,0 years	4,9 years	6,2 years	8,2 years	9,3 years	9,8 years	0	6,7 years

Non-Employee Warrants (Bons de Souscription d’Actions or BSA)

In addition to the RSUs, OSAs and BSPCE grants, the shareholders of the Parent company also authorized the grant of non-employee warrants or Bons de Souscription d’Actions (“BSA”), as indicated below:

•
Plan A : up to one-eight (1/8) at the expiration of each quarter following the date of grant, and this during twenty-four (24) months; and at the latest within ten (10) years as from the date of grant.

•
Plan B : up to one third (1/3) of the non-employee warrants on the first anniversary of the date of grant; then up to one twelfth (1/12) at the expiration of each quarter following the first anniversary of the beginning of the vesting period, and this during twenty-four (24) months thereafter; and at the latest within ten (10) years as from the date of grant.

Annex B-24

•
Plan C : up to one-twenty fourth (1/24) at the expiration of each month following the date of grant, and this during twenty-four (24) months, and at the latest within ten (10) years as from the date of grant.

•
Plan D (member of the advisory board) : up to one-twenty fourth (1/24) at the expiration of each month following the date of grant, and this during twenty-four (24) months; and at the latest within ten (10) years as from the date of grant.

•
Plan D (not member of the advisory board) : one-third (1/3) at the date of grant; one third (1/3) at the first anniversary of the date of grant; one third (1/3) at the second anniversary of the date of grant; and at the latest within ten (10) years as from the date of grant.

•
Plans E, F, G and H : up to one fourth (1/4) of the non-employee warrants on the first anniversary of the date of grant; up to one-sixteenth (1/16) at the expiration of each quarter following the first anniversary of the date of grant, and this during thirty-six (36) months thereafter; and at the latest within ten (10) years from the date of grant.

Upon exercise of the non-employee warrants, the Group offers settlement of the warrants in newly issued ordinary shares of the Parent company.

When the Company was not listed, exercise prices were determined by reference to the latest capital increase as of the date of grant, unless the Board of Directors decided otherwise. Since our initial public offering, exercise prices are determined by reference to the closing share price the day before the date of the grant if higher than the average of the closing share price for the last 20 trading days.

Details of Non-Employee warrants

	Plan A	Plan B	Plan C	Plan D	Plan E	Plan F	Plan G	Plan H
Dates of grant (Boards of Directors)	November 17, 2009	March 11, 2010	Nov 16, 2010 - Sept 21, 2011	Oct 25, 2012 - March 6, 2013	March 19, 2015 - Oct 29, 2015	April 20, 2016 - Mar 1, 2017	July 27, 2017 - Oct 26, 2017	October 25, 2018
Vesting period	2 years	3 years	2 years	2 years	1 - 4 years	1 - 4 years	1 - 4 years	1 - 4 years
Contractual life	10 years	10 years	10 years	10 years	10 years	10 years	10 years	10 years
Expected option life	8 years	8 years	8 years	8 years	4 - 9 years	4 - 9 years	4 - 9 years	4 - 9 years
Number of options granted	231,792	277,200	192,000	125,784	38,070	59,480	46,465	125,000
Share entitlement per warrant	1	1	1	1	1	1	1	1
Share warrant price	€ 0,02	€ 0,07 - € 0,11	€ 0,04 - € 0,30	€ 0,43 - € 0,48	€ 9,98 - € 16,82	€ 13,89 - € 17,44	€ 13,88 - € 17,55	€ 6,91
Exercice price	€ 0,70	€ 0,70	€ 0,70 - € 5,95	€ 8,28 - € 9,65	€ 35,18 - € 41,02	€ 33,98 - € 43,42	€ 35,80 - € 44,37	€ 19,71
Performance conditions	No	Yes(A)	No	No	No	No	No	No

Annex B-25

Changes in Number of Non-Employee Warrants

BSA
Balance at January 1, 2016	154,910
Granted	48,655
Exercised	(37,000)
Forfeited	21,560
Expired	0
Balance at December 31, 2016	188,125
Granted	57,290
Exercised	(59,139)
Forfeited	0
Expired	0
Balance at December 31, 2017	186,276
Granted	125,000
Exercised	0
Forfeited	(19,606)
Expired	0
Balance at December 31, 2018	291,670

Breakdown of the Closing Balance

	December 31, 2016	December 31, 2017	December 31, 2018
Number outstanding	188,125	5,040	38,070
Weighted-average exercise price	€ 19.04	23.93	13.02
Number exercisable	117,096	86,385	108,780
Weighted-average exercise price	€ 11.73	15.86	18.95
Weighted-average remaining contractual life	7.3 years	7.6 years	7.9 years

Annex B-26

2.9    Changes in equity

In euros
Equity at closing of fiscal year N-1 before allocations	516,784,590
Equity at opening of fiscal year N	627,723,613
Contributions received with retroactive effect to the opening of the fiscal year
Equity at opening of fiscal year after retroactive contributions	627,723,613
Changes in the share capital	36,656
Changes in the operator account
Changes in issue, merger, contribution premiums, etc.	2,498,385
Changes in revaluation differences
Changes in legal, statutory, contractual, and other reserves	(18,483)
Changes in regulated reserves
Changes in retained earnings	110,924,283
Changes in investment grants and regulated provisions
- Allocation of profit N-1 to equity (excluding distribution)	(110,939,023)
Changes during the fiscal year	2,501,818
Equity at the end of the fiscal year before result	630,225,432
Result of the fiscal year	123,630,110
Equity at the end of the fiscal year after result and before the general shareholders' meeting	753,855,542

2.10    Translation difference on receivables and liabilities denominated in foreign currency

Nature of variances	Assets Amount	Difference offset by currency rate hedge	Provision for exchange loss	Amount of Liabilities
	As of Dec 31, 2018			As of Dec 31, 2018

On other non-financial assets	0	0	0	0
On other financial assets	14,205,981	0	14,205,981	122,033
On receivables	1,645,511	0	1,645,511	1,649,957
On financial liabilities	373,495	0	373,495	391,308
On accounts payable	144,003	0	144,003	101,952
On fixed asset liabilities	0	0	0	0

Total (Euros)	16,368,989	0	16,368,989	2,265,249

Annex B-27

Part 3 - Income statement information

3.1    Revenue breakdown

Revenue	France	Abroad	Total

Sales of finished products	0	0	0
Sales of intermediate products	0	0	0
Sales of residual products	0	0	0
Work	0	0	0
Studies	0	0	0
Performance of services	410,542	87,575,122	87,985,665
Sales of goods	0	0	0
Income from related activities	2,730,459	0	2,730,459

Total (Euros)	3,141,002	87,575,122	90,716,124

3.2    Income taxes detail

Euros	Before taxes	Corresponding taxes	After taxes
+ Earnings before tax	140,245,922	14,673,864	125,572,058
+ Extraordinary profit or loss	(1,464,392)	0	(1,464,392)
- Employee profit sharing	(477,557)	0	(477,557)
Accounting result	138,303,974	14,673,864	123,630,110

The indicated tax amount corresponds to the sum of the following items:

–	Income taxes: 27,396,021 Euros

Annex B-28

–	Research tax credit: - 9,049,403 Euros

–	Tax consolidation income - 3,672,754 Euros

3.3    Other intercompany income statement accounts

Other intercompany income statement accounts (euros)	Intercompany balance from		Other intercompany bills of exchange receivables and payables
	More than 10 % own	Less than 10 % own

Operating expenses	0	108,718,277	0
Financial expenses	0	9,660,556	0
Extraordinary expenses	0	0	0

Total Expenses	0	118,378,833	0

Operating income	0	487,676,860	0
Financial income	0	44,080,599	0
Extraordinary income	0	0	0

Total Income	0	531,757,459	0

3.4    Extraordinary income and expenses

Exceptional income	Amount

Income on non-current Operating transactions	34
Income from assignments of assigned tangible assets	5,200
Non-current provisions and depreciations reversals	103,932

Total (euros)	109,165

Exceptional expenses	Amount

Penalties and fines	12,348
Debt write off	43,066
Book values of assigned tangible fixed assets	78,379
Depreciation, amortization, and exceptional provisions	1,439,764

Total (euros)	1,573,557

Annex B-29

Annex B-30

3.5    Employee profit sharing

The amount paid in 2018 for employee profit-sharing is 487,787 euros.

The amount of employee profit-sharing recognized for the 2018 financial year is 445,594 euros.

Part 4 - Financial commitments and additional information

4.1    Financial commitments

Commitments given	Amount (euros)

Discounted bills not due
Endorsements, bonds, and guarantees
Movable property lease commitments
Real estate lease commitments
Commitments regarding pensions, retirement, and similar obligations	4,489,382
Other commitments given	66,892,502
Autonomous bank guarantee	5,628,000

Total (1)	77,009,884

(1) Including:
- managers
- subsidiaries
- holdings
- affiliated companies
Commitments backed by collateral

Commitments received	Amount

Other commitments received

Total

Reciprocal commitments	Amount

Total (euros)
The other commitments indicated primarily include future minimum payments on real estate, hosting, and other non-cancellable commitments.

Annex B-31

4.2    Increases and reductions in future tax liabilities

Increases in future tax liabilities	Amount (euros)

Regulated provisions:
Accelerated depreciation
Provisions for price increases
Provisions for price fluctuation

Other:
2018 unrealized exchange loss	5,635,843

Total (euros)	5,635,843

Decreases in future tax liabilities	Amount

Provisions not deductible for their accounting year:
Provisions for paid vacation
Employee profit sharing	153,418

Other:
C3S 2018	276,641
2018 construction effort	115,461
Provision for 2018 exchange loss	5,635,843
2018 unrealized exchange loss	779,925

Total (euros)	6,961,288

4.3    Compensation allocated to members of the Board of Directors, Management Board, and Supervisory Board

The compensation of managers by category is not provided because it could be used to identify the situation of a given member of the governing bodies. In 2018, €1,621,053 were paid to the Company's directors as attendance fees.
In accordance with the legislation in force, no advances or credits were granted to the Company Executives or Corporate Officers.
Retirement pensions and similar benefit obligations for executives and officers came to €47,000 at December 31, 2018.

Annex B-32

4.4    Workforce

as of 31 December 2018
Executives	943
Supervisors and technicians
Employees
Workers
Total	943

4.5    Retirement obligations

Commitments related to retirement benefits were estimated on December 31, 2018 using the retrospective method. This method takes into account the current age and seniority of each employee, their life expectancy until the 65 years of age, and the probability of their remaining in the company at that age.

The selected scale concerning the number of months of compensation pay is the scale from the SYNTEC collective bargaining agreement; the amount of retirement benefits is equal to one month per year in the company, plus 1/5 of a month starting from the 6th year.

The calculation is estimated using the compensation paid in 2018 and takes into account a rotation rate by age segment of between 0% and 10.5%, a discount rate of 2.10%, a wage revaluation rate of 5%, and a social security contribution rate of 49%.

The retirement obligations amounted to €4,489,682 in 2018.

Annex B-33

4.6 Employment tax credit

The purpose of the ETC is to fund improvements in the competitiveness of companies. For the past calendar year, we received a tax credit of €221,321, which we primarily allocated to efforts involving:

Description of efforts	Amount
- investment
- research
- innovation
- training
- recruitment	221,321
- new market prospecting
- ecological and energy transition
- reconstitution of working capital
Total (euros)	221,321
It therefore did not allow us to finance an increase in the amount of benefits distributed or increase the compensation of the managers.

14.7    Audit fees information

The total Group fees of auditors amounted to €1,987,839 in 2018.

Annex B-34

14.8    List of subsidiaries and percentage of ownership

	Gross value of shares	Net value	Advance, guarantees & securities	Capital	Equity (excluding capital) before allocation result 2018	% held at the end of the fiscal year	Dividends distributed in 2018	Net Turnover 2018	Result 2018
	(Euros)	(Euros)	(Euros)	(Euros)	(Euros)		(Euros)	(Euros)	(Euros)

Criteo France (France)	24,062,257	24,062,257	0	1,207,476	56,358,965	100%	7,344,821	147,099,136	6,894,516
Criteo Ltd (UK)	14,049,751	14,049,751	18,148,425	111,792	5,124,521	100%		93,329,603	(3,845,512)
Criteo GmbH (Germany)	512,404	512,404	0	25,000	18,123,545	100%	7,494,683	227,520,338	4,905,339
Criteo BV (Netherlands)	100,000	100,000	0	100,000	8,591,130	100%	3,218,582	46,605,319	998,864
Criteo Corp (United States)	67,816,091	67,816,091	303,496,570	72,743,646	(33,694,462)	100%		734,889,513	(19,642,886)
Criteo Do Brazil Desenvolvimento De Serviços De Internet LTDA (Brasil)	2,126,831	2,126,831	4,108,894	1,746,426	942,618	99%		47,673,655	(4,386,686)
Criteo Australie PTY (Australia)	71	71	8,548,242	62	(4,340,268)	100%		27,887,024	(3,075,964)
Criteo KK (Japan)	63,766	63,766	0	87,406	39,422,744	66%		300,304,076	18,836,592
Criteo SRL (Italy)	20,000	20,000	1,505,857	20,000	6,711,604	100%		56,595,474	1,060,318
Criteo Singapore PTE Ltd (Singapore)	6,085	6,085	24,946,054	7,051	(10,799,397)	100%		44,887,794	(3,115,948)
Criteo LLC (Russia)	305,709	305,709	0	125	308,376	100%	2,978,307	29,716,324	413,534
Criteo Espana S.L. (Spain – Madrid)	3,000	3,000	1,111,350	3,000	3,690,048	100%		34,325,933	(285,450)
Criteo Europa MM S.L. (Spain – Barcelona)	3,000	3,000	0	3,000	1,178,061	100%		0	1,043,743
Criteo MEA FZ LLC (Dubai)	12,937	12,937	2,380,828	11,756	1,778,239	100%		33,797,770	1,060,316
Criteo Reklmacilik Hzimztleri ve Ticaret AS (Turkey)	269,106	269,106	0	132,039	353,838	100%		14,822,995	(635,876)
Criteo Canada Corp. (Canada)	1	1	2,791,028	1	1,967,966	100%		23,789,324	1,522,242
Criteo Finance SAS (France)	10,000	10,000	4,771,397	10,000	(70,195)	100%		12,769,421	122,930
Criteo India Private Limited (India)	538,432	538,432	0	501,694	273,212	99%		13,963,880	228,724
Storetail Marketing Services S.A. (France)	41,270,727	41,270,727	0	51,439	6,883,182	100%		5,172,991	(3,014,648)
Source: subsidiaries’ accounts presented in US GAAP (internal group reporting standard) converted to euros.

Annex B-35

ANNEX C
IFRS CONSOLIDATED FINANCIAL STATEMENTS

Please note that because we are a French company, the full text of the consolidated financial statements included in this Annex C has been translated from French. In the case of any discrepancy between this version and the French version, the French version will prevail.

Consolidated Financial Statements
for the year ending December 31, 2018

Annex C-1

CONSOLIDATED STATEMENTS OF INCOME

(In thousands of euros)	Notes	December 31, 2016	December 31, 2017	December 31, 2018

Revenue	6 / 20	1,627,291	2,036,465	1,948,947
Traffic acquisition costs	7	(967,043)	(1,202,011)	(1,130,574)
Other cost of revenue	7	(77,061)	(107,832)	(111,602)
Gross Profit		583,187	726,622	706,771
Research and development expenses	7/8	(111,845)	(154,609)	(151,888)
Sales and operations expenses	7/8	(255,539)	(337,297)	(315,767)
General and administrative expenses	7/8	(106,177)	(112,090)	(114,331)
Income from Operations		109,626	122,626	124,785
Financial income (expense)	10	(494)	(8,441)	(4,305)
Income before taxes		109,132	114,185	120,480
Provision for income taxes	11	(29,963)	(28,049)	(39,047)
Net income		79,168	86,136	81,433
- Available to shareholders of Criteo S.A.		74,599	81,305	75,304
- Available to non-controlling interests		4,569	4,831	6,129

Basic earnings per share (in € per share)	22	1.18	1.25	1.13
Diluted earnings per share (in € per share)	22	1.14	1.21	1.12
The accompanying notes form an integral part of these consolidated financial statements.

Annex C-3

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(In thousands of euros)	December 31, 2016	December 31, 2017	December 31, 2018

Net income	79,168	86,136	81,433
Foreign currency translation differences, net of taxes	3,486	(18,220)	24,142
- Foreign currency translation differences	3,486	(18,220)	24,142
- Income tax effect	—	—	—
Actuarial (losses) gains on employee benefits, net of taxes	(1,020)	(77)	776
- Actuarial (losses) gains on employee benefits	(1,206)	(91)	1,046
- Income tax effect	188	14	(270)
Comprehensive income	81,634	67,839	106,351
- Available to shareholders of Criteo S.A.	76,919	63,934	99,029
- Available to non-controlling interests	4,715	3,905	7,322
The accompanying notes form an integral part of these consolidated financial statements.

Annex C-4

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

(In thousands of euros)	Notes	December 31, 2016	December 31, 2017	December 31, 2018
Goodwill	13	198,670	197,470	273,259
Intangible assets	14	97,657	80,232	97,847
Property, plant and equipment	15	103,008	134,855	160,708
Non-current financial assets	16	16,155	16,280	17,869
Deferred tax assets	11	28,907	20,847	29,447
TOTAL NON-CURRENT ASSETS		444,397	449,684	579,130
Trade receivables	17	376,862	403,651	413,887
Current tax assets	11	2,606	7,411	16,923
Other current assets	18	68,792	69,912	66,002
Cash and cash equivalents	19	256,447	345,292	318,276
TOTAL CURRENT ASSETS		704,707	826,266	815,088

TOTAL ASSETS		1,149,104	1,275,950	1,394,218

(In thousands of euros)	Notes	December 31, 2016	December 31, 2017	December 31, 2018
Share capital	21	1,599	1,652	1,693
Additional paid-in capital		297,512	327,279	333,340
Currency translation adjustment		14,938	(2,356)	20,589
Consolidated reserves		181,669	327,256	463,403
Treasury stock	4	—	—	(69,741)
Retained earnings		74,599	81,305	75,304
Equity - available to shareholders of Criteo S.A.		570,317	735,136	824,588
Non-controlling interests		9,245	13,503	21,158
TOTAL EQUITY		579,562	748,639	845,746
Financial liabilities - non current portion	24	73,628	1,799	2,174
Retirement benefit obligation	23	3,056	4,293	4,835
Other non current liabilities		—	2,326	4,459
Deferred tax liabilities	11	654	2,085	9,437
TOTAL NON-CURRENT LIABILITIES		77,338	10,503	20,905
Financial liabilities - current portion	24	7,560	1,250	889
Provisions	26	621	1,499	2,305
Trade payables		347,016	347,847	371,508
Current tax liabilities		13,713	8,336	6,746
Other current liabilities	27	123,294	157,876	146,119
TOTAL CURRENT LIABILITIES		492,204	516,808	527,567

TOTAL EQUITY AND LIABILITIES		1,149,104	1,275,950	1,394,218
The accompanying notes form an integral part of these consolidated financial statements.

Annex C-5

CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands of euros)	Notes	December 31, 2016	December 31, 2017	December 31, 2018
Net income		79,168	86,136	81,433
Non-cash and non-operating items		125,812	188,146	187,696
- Amortization and provisions		56,693	92,215	94,786
- Share-based compensation expense		39,154	63,485	56,414
- Net gain (loss) on disposal of non-current assets		(73)	704	(734)
- Interest accrued and non-cash financial income and expenses		35	58	73
- Change in deferred taxes		(9,024)	(11,742)	(6,939)
- Income tax for the period		39,027	39,791	45,987
- Other (1)		—	3,635	(1,891)
Change in working capital		(27,198)	(6,845)	8,533
- (Increase) in trade receivables		(107,679)	(68,207)	1,029
- Increase in trade payables		74,619	28,858	7,559
- (Increase) in other current assets		(25,710)	(3,000)	3,499
- Increase in other current liabilities (1)		31,572	35,504	(3,554)
Income taxes paid		(39,322)	(49,928)	(56,789)
CASH FROM OPERATING ACTIVITIES		138,460	217,509	220,873
Acquisition of intangible assets, property, plant and equipment		(70,019)	(96,775)	(106,291)
Proceeds from disposal of intangible assets, property, plant and equipment		80	494	24
Payments for (Disposal of) acquired businesses, net of cash acquired (disposed)		(213,646)	932	(87,766)
Change in other non-current financial assets		144	1,072	(49)
CASH FROM INVESTING ACTIVITIES		(283,441)	(94,277)	(194,082)
Issuance of long-term borrowings		76,185	3,010	—
Repayment of borrowings (2)		(12,569)	(79,192)	(817)
Proceeds from capital increase		18,140	28,301	1,247
Change in treasury stocks		—	—	(70,475)
Change in other financial liabilities (1)		(204)	(8,595)	13,785
CASH FROM (USED FOR) FINANCING ACTIVITIES		81,552	(56,476)	(56,260)

CHANGE IN NET CASH AND CASH EQUIVALENTS		(63,429)	66,756	(29,469)
Net cash and cash equivalents at beginning of period	19	324,733	256,447	345,292
Effect of exchange rate changes on cash and cash equivalents		(4,857)	22,089	2,453
Net cash and cash equivalents at end of period	19	256,447	345,292	318,276
(1) Since 2017, the Company reported the cash impact of the settlement of hedging derivatives related to financing activities in cash from (used for) financing activities in the consolidated statements of cash flows.
(2) Interest paid for the year ended December 31, 2018, 2017 and 2016 amounted respectively to 1.2, 2.6 and 1.2 million of euros.
The accompanying notes form an integral part of these consolidated financial statements.

Annex C-6

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY

(In thousands of euros)	Share capital	Additional paid-in capital	Treasury stock	Currency translation adjustment	Consolidated Reserves	Retained earnings	Equity attributable to shareholders of Criteo S.A.	Non-controlling interests	Total equity

Balance at January 1, 2016	1,562	277,901	—	11,598	90,997	54,296	436,354	4,315	440,669
Net income	—	—	—	—	—	74,599	74,599	4,569	79,168
Other comprehensive income (loss)	—	—	—	3,340	(1,020)	—	2,320	146	2,466
Total comprehensive income	—	—	—	3,340	(1,020)	74,599	76,919	4,715	81,634
Allocation of net income from prior period	—	—	—	—	54,296	(54,296)	—	—	—
Issuance of common shares	37	19,611	—	—	—	—	19,648	—	19,648
Share-based compensation	—	—	—	—	37,430	—	37,430	215	37,645
Other changes in equity	—	—	—	—	(34)	—	(34)	—	(34)
Balance at December 31, 2016	1,599	297,512	—	14,938	181,669	74,599	570,317	9,245	579,562
Net income	—	—	—	—	—	81,305	81,305	4,831	86,136
Other comprehensive income (loss)	—	—	—	(17,294)	(77)	—	(17,371)	(926)	(18,297)
Total comprehensive income	—	—	—	(17,294)	(77)	81,305	63,934	3,905	67,839
Allocation of net income from prior period	—	—	—	—	74,599	(74,599)	—	—	—
Issuance of common shares	43	29,767	—	—	—	—	29,810	—	29,810
Share-based compensation	—	—	—	—	61,622	—	61,622	353	61,975
Other changes in equity	10	—	—	—	9,443	—	9,453	—	9,453
Balance at December 31, 2017	1,652	327,279	—	(2,356)	327,256	81,305	735,136	13,503	748,639
Net income	—	—	—	—	—	75,304	75,304	6,129	81,433
Other comprehensive income (loss)	—	—	—	22,949	776	—	23,725	1,193	24,918
Total comprehensive income	—	—	—	22,949	776	75,304	99,029	7,322	106,351
Allocation of net income from prior period	—	—	—	—	81,305	(81,305)	—	—	—
Issuance of common shares	3	2,499	—	—	—	—	2,502	—	2,502
Share-based compensation	—	—	—	—	54,826	—	54,826	333	55,159
Change in treasury stock (1)	—	—	(70,475)	—	—	—	(70,475)	—	(70,475)
Other changes in equity (2)	38	3,562	734	(4)	(760)	—	3,570	—	3,570
Balance at December 31, 2018	1,693	333,340	(69,741)	20,589	463,403	75,304	824,588	21,158	845,746
(1) Share repurchase program (see note 4)
(2) Deferred consideration in the context of Storetail Marketing Services SAS acquisition (see note 4).

The accompanying notes form an integral part of these consolidated

Annex C-7

The accompanying notes form an integral part of these consolidated financial statements.

Annex C-8

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

Note 1 – Description of the activity
Criteo S.A. is a société anonyme or S.A, under the laws of the French Republic. The headquarters are located at 32 rue Blanche, 75009 Paris. The Company is registered on Registre du Commerce (Trade and Companies Registry) in Paris under no. 484 786 249 RCS Paris. Criteo is a global technology company building the leading advertising platform for the open Internet. Criteo strive to deliver impactful business results at scale to commerce companies and consumer brands by meeting their multiple marketing goals at their targeted return on investment. Using shopping data, predictive technology and large consumer reach, Criteo help clients drive Awareness1, Consideration and Conversion for their products and services, and help retailers generate advertising revenues from brands.
The Consolidated Financial Statements as of December 31, 2018 have been prepared under the responsibility of Criteo S.A.’s management. The Consolidated Financial Statements were authorized for issuance by the Board of Directors of Criteo S.A. on March 1, 2019 and will be approved by the General Meeting on May 16, 2019.
All amounts are expressed in thousands of euros, unless stated otherwise.
In these notes, Criteo S.A. is referred to as the Parent company and together with its subsidiaries, collectively, as "Criteo," the Company "or" the Group".

___________________________________________________
1 Driving Awareness for a brand means exposing its brand name to consumers who have not been in touch with the brand before, thereby creating brand awareness from such consumers. Driving Consideration for an advertiser's products or services means attracting prospective new consumers to consider engaging with and/or buying this advertiser's products or services. Driving Conversion for an advertisers' products or services means triggering a purchase by consumers who have already engaged with this advertisers products or services in the past.

Annex C-9

Note 2 – Basis of preparation
The Consolidated Financial Statements have been prepared assuming a going concern and using the historical cost principle with the exception of certain assets and liabilities that are measured at fair value in accordance with IFRS. The categories concerned are detailed in the following notes.
In application of the 1606/2002 regulation adopted by the European Parliament and the European Council, the Consolidated Financial Statements have been prepared in accordance with the International Financial Reporting Standards (“IFRS”) as endorsed by the European Union issued by the International Accounting Standard Board (“IASB”) and whose application is mandatory for the year ending December 31, 2018. Furthermore, regarding its mandatory compliance as a NASDAQ listed company and under the Securities Exchange Act of 1934, the Group publishes consolidated financial statements in accordance with the applicable accounting standards in the United States.
The set of texts adopted by the European Union is available on the web site of the European Commission : http://ec.europa.eu/internal_market/accounting/ias/index_fr.htm.

Standards and amendments applicable from January 1, 2018

The following new standards and amendments have been adopted by Criteo from January 1, 2018 but have had no impact on the Company’s consolidated financial statements as of December 31, 2018:

•	Amendment to IFRS 2 - Share-based Payment

•	Amendment to IFRS 15 - Revenue from Contracts with Customers

Standards and amendments adopted but not yet applicable as of December 31, 2018

•	IFRS 16 - Leases :

The major impact is estimated between 190 millions euros and 210 millions euros of additional liabilities (premises and datacenters hosting) by the Group as of December 31, 2018.

•	IFRS 15 and amendments - Revenue from contracts with customers

•	Amendment to IFRS 9 - Financial instruments

•	IFRIC 23 - Uncertainty over income tax treatments

The Group did not identify significant impact as of December 31, 2018.

Annex C-10

Note 3 – Principles and accounting methods
Consolidation Methods
The Group has control over all its subsidiaries, and consequently they are all fully consolidated. The table below presents at each period’s end and for all entities included in the consolidation scope the following information:

•	Country of incorporation; and

•	Percentage of voting rights and ownership interests

	Country	December 31, 2016		December 31, 2017		December 31, 2018		Consolidation method
		Voting rights	Ownership interest	Voting rights	Ownership interest	Voting rights	Ownership interest

French subsidiaries
Criteo SA (*)	France	100%	100%	100%	100%	100%	100%	Parent Company
Criteo France SAS	France	100%	100%	100%	100%	100%	100%	Fully consolidated
Storetail Marketing Services SAS	France	—%	—%	—%	—%	100%	100%	Fully consolidated

Foreign subsidiaries
Criteo Ltd	United Kingdom	100%	100%	100%	100%	100%	100%	Fully consolidated
HookLogic Ltd	United Kingdom	100%	100%	100%	100%	100%	100%	Fully consolidated
Storetail Marketing Services LTD	United Kingdom	—%	—%	—%	—%	100%	100%	Fully consolidated
Criteo Corp	United States	100%	100%	100%	100%	100%	100%	Fully consolidated
HookLogic Inc. (**)	United States	100%	100%	—%	—%	—%	—%	Fully consolidated
Manage Inc.	United States	—%	—%	—%	—%	100%	100%	Fully consolidated
Criteo GmbH	Germany	100%	100%	100%	100%	100%	100%	Fully consolidated
Criteo KK	Japan	66%	66%	66%	66%	66%	66%	Fully consolidated
Criteo Do Brasil	Brazil	100%	100%	100%	100%	100%	100%	Fully consolidated
Hooklogic Brasil Solucoes EM Tacnología Ltda (**)	Brazil	100%	100%	—	—	—	—	Fully consolidated
Criteo BV	The Netherlands	100%	100%	100%	100%	100%	100%	Fully consolidated
Criteo Pty	Australia	100%	100%	100%	100%	100%	100%	Fully consolidated
Criteo Srl	Italy	100%	100%	100%	100%	100%	100%	Fully consolidated
Criteo Advertising (Beijing) Co.Ltd	China	100%	100%	100%	100%	100%	100%	Fully consolidated
Criteo Singapore Pte.Ltd	Singapore	100%	100%	100%	100%	100%	100%	Fully consolidated
Criteo LLC	Russia	100%	100%	100%	100%	100%	100%	Fully consolidated
Criteo Europa S.L.	Spain	100%	100%	100%	100%	100%	100%	Fully consolidated
Criteo Espana S.L.	Spain	100%	100%	100%	100%	100%	100%	Fully consolidated
Storetail Marketing Services S.L.U	Spain	—%	—%	—%	—%	100%	100%	Fully consolidated
Criteo Canada Corp	Canada	100%	100%	100%	100%	100%	100%	Fully consolidated
Criteo Reklamcılık Hizmetlerive Ticaret Anonim Şirketi	Turkey	100%	100%	100%	100%	100%	100%	Fully consolidated
Criteo MEA FZ-LLC	United Arab Emirates	100%	100%	100%	100%	100%	100%	Fully consolidated
Criteo India Private Limited	India	100%	100%	100%	100%	100%	100%	Fully consolidated
(*) including Criteo Korea and Criteo AB (Sweden) branches activities.
(**) merged with Criteo Corp and Criteo do Brasil LTDA respectively.

Annex C-11

Business combinations
The acquisition method is used in accounting for business combinations. The consideration transferred to obtain control of a subsidiary is calculated as the sum of the acquisition-date fair values of assets transferred, liabilities incurred and the equity interests issued by the Company, which includes the fair value of any asset or liability arising from a contingent consideration arrangement.
Acquisition costs are expensed as incurred.
Identifiable assets acquired and liabilities assumed are recognized in a business combination regardless of whether they have been previously recognized in the acquiree’s financial statements prior to the acquisition. Assets acquired and liabilities assumed are generally measured at their acquisition date fair values.
Goodwill is stated after separate recognition of identifiable intangible assets. It is calculated as the excess of the fair value of the consideration transferred over the sum of the recognized amount of any non-controlling interest in the acquiree and the acquisition date fair values of identifiable net assets.
When the cost of the acquisition is below the fair value of the Company’s share in the assets, liabilities and contingent liabilities of the acquiree, the difference is recognized directly in the income statement.
If the initial accounting for a business combination can only be determined provisionally, provisional values of the assets and liabilities should be adjusted within one year from the acquisition date, in accordance with IFRS 3.
The impact of capital gains or losses and of depreciation charges and reversals recognized after 12 months of the acquisition date in relation to the values assigned to assets acquired and liabilities assumed at the time of the first consolidation is recognized prospectively, as the income of the period of change and future periods, if any, without adjusting goodwill except in the case of the correction of an error, in accordance with IAS 8—Accounting policies, changes in accounting estimates and errors.

Intangible Assets (Excluding Goodwill)
Acquired intangible assets are accounted for at acquisition cost, less accumulated amortization and any impairment loss. Acquired intangible assets are primarily composed of software, technologies and custumer relationships, amortized on a straight-line basis over their estimated useful lives comprised between one and three years for software, and between three and nine years for technologies and custumer relationships. Intangible assets are reviewed for impairment whenever events or changes in circumstances such as, but not limited to, significant declines in revenue, earnings or cash flows or material adverse changes in the business climate indicate that the carrying amount of an asset may be impaired.

Annex C-12

Costs related to customized internal-use software that have reached the development stage are capitalized. Capitalization of such costs begins when the preliminary project stage is complete and stops when the project is substantially complete and is ready for its intended purpose. In making this determination, several analysis for each phase were performed, including analysis of the feasibility, availability of resources, intention to use and future economic benefits. Amortization of these costs begins when assets are placed in service and is calculated on a straight-line basis over the assets’ useful lives estimated at three to five years.
The research and development efforts are focused on enhancing the performance of our solution and improving the efficiency of the services the Group delivers to clients. All development costs, principally headcount-related costs, are expensed as incurred as management has determined that technological feasibility is reached shortly before the product is available for release to customers.

Property, Plant and Equipment
Property, plant and equipment are accounted for at acquisition cost less cumulative depreciation and any impairment loss. Depreciation is calculated on a straight-line basis over the assets’ estimated useful lives as follows:
•Servers..................................................................... 3 to 5 years over the life of the warranty
•Furniture and IT equipments............................................................................... 3 to 5 years
Leasehold improvements are depreciated over their useful life or over the lease term, whichever is shorter.
The gains and losses on disposal of assets are determined by comparing selling price with the net book value of the disposed asset. Residual values and the duration of assets’ useful lives are revised and, if applicable, adjusted at each closing date for each reporting period.

Impairment of Assets

Goodwill, Intangible Assets, Property, plan and equipment
In accordance with IAS 36—Impairment of Assets, whenever events or changes in market conditions indicate a risk of impairment of intangible assets, property, plant and equipment, a detailed review is carried out in order to determine whether the net carrying amount of such assets remains lower than their recoverable amount, which is defined as the greater of fair value (less costs to sell) and value in use. Value in use is measured by discounting the expected future cash flows from continuing use of the asset and its ultimate disposal. Goodwill is tested once a year for impairment following the principle that the Group operates as a single reporting unit and has selected December 31 as the date to perform its annual impairment test.

Annex C-13

In the event that the recoverable value is lower than the net carrying value, the difference is recognized as an impairment loss. Impairment losses for property, plant and equipment or intangible assets with finite useful lives can be reversed if the recoverable value becomes higher than the net carrying value (but not exceeding the loss initially recorded).
There has been no impairment of goodwill during the years ended December 31, 2016, 2017 and 2018, as the Company's reporting unit's fair value was substantially in excess of the carrying value based on the annual goodwill impairment test.

Leases
Assets acquired under finance leases are capitalized when the lease contract transfers substantially all the risks and rewards incidental to ownership to us. Criteria used to assess whether a contract should be classified as a finance lease or an operating lease include:

•	the term of the lease compared with the useful life of the asset;

•	total future lease payments compared with fair value of the asset financed;

•	whether or not ownership is transferred at the end of the lease term;

•	existence of a purchase option favorable to the lessee; and

•	type of asset leased.

Financial Assets and Liabilities, Exluding Derivatives Financial Instruments
Financial assets, excluding cash, consist exclusively of loans and receivables. Loans and receivables are non-derivative financial assets with a payment, which is fixed or can be determined, not listed on an active market. They are included in current assets, except those that mature more than twelve months after the reporting date.
Loans are measured at amortized cost using the effective interest method. The recoverable amount of loans and advances is estimated whenever there is an indication that the asset may be impaired and at least on each reporting date. If the recoverable amount is lower than the carrying amount, an impairment loss is recognized in the Consolidated Statement of Income.
Accounts receivables are carried at net realizable value. On a periodic basis, the management evaluates the accounts receivables and determines whether to provide an allowance or if any accounts should be written down and charged to expense as a bad debt.
The evaluation is based on a past history of collections, current credit conditions, the length of time the account is past due and a past history of write downs. A receivable is considered past due if we have not received payments based on agreed-upon terms. A higher default rate than estimated or a deterioration in our clients’ creditworthiness could have an adverse impact on our future results. Allowances for doubtful accounts on trade receivables are recorded in “Sales and operations expenses” in our Consolidated Statement of Income. We generally do not require any security or collateral to support our receivables.
Financial liabilities are initially recorded at their fair value at the transaction date. Subsequently they are measured at amortized cost using the effective interest method.

Annex C-14

Derivatives Financial Instruments
The Group buys and sells derivative financial instruments in order to manage and reduce the exposure to the risk of exchange rate fluctuations. The Group deals only with first-class financial institutions. Under IAS 39, financial instruments may only be classified as hedges when the effectiveness of the hedging relationship at inception and throughout the life of the hedge can be demonstrated and documented. Derivatives not designated as hedging instruments mainly consist of put, forward buying and selling contracts that we use to hedge intercompany transactions and other monetary assets or liabilities denominated in currencies other than the local currency of a subsidiary. We recognize gains and losses on these contracts, as well as the related costs in the financial income (expense), net, along with the foreign currency gains and losses on monetary assets and liabilities.
From 2017, the Company reports the cash impact of the settlement of hedging derivatives in cash from (used for) financing activities in the consolidated statements of cash flows. This accounting policy choice results in the cash flows from the derivative instrument to be classified in the same category as the underlying cash flows. Prior periods amounts have not been restated as the impact is immaterial.
In accordance with amendment to IFRS 7—Financial instruments: Disclosures, financial instruments are presented in three categories based on a hierarchical method used to determine their fair value:

•	level 1: fair value calculated using quoted prices in an active market for identical assets and liabilities;

•	level 2: fair value calculated using valuation techniques based on observable market data such as prices of similar assets and liabilities or parameters quoted in an active market;

•	level 3: fair value calculated using valuation techniques based wholly or partially on unobservable inputs such as prices in an active market or a valuation based on multiples for unlisted companies.

Cash and cash equivalents
Cash includes cash on hand and demand deposits with banks. Cash equivalents include short-term, highly liquid investments, for which the risk of changes in value is considered to be insignificant. Demand deposits therefore meet the definition of cash equivalents. Cash equivalents are measured at fair value and any changes are recognized in the Consolidated Statement of Income.

Annex C-15

Employee Benefits
Depending on the laws and practices of the countries in which the Group operates, employees may be entitled to compensation when they retire or to a pension following their retirement. For state-managed plans and other defined contribution plans, we recognize them as expenses when they become payable, our commitment being limited to our contributions.
In accordance with IAS 19, the liability with respect to defined benefit plans is estimated using the projected unit credit method. Under this method, each period of service gives rise to an additional unit of benefit entitlement and each unit is valued separately to obtain the final obligation. The final amount of the liability is then discounted.
The main assumptions used to calculate the liability are:

•	discount rate;

•	future salary increases; and

•	employee turnover.

Service costs are recognized in the income statement and are allocated by function.
Finance costs are presented as part of “Financial income (expense)” in the Consolidated Statement of Income.
Actuarial gains and losses are recognized in other comprehensive income. Actuarial gains and losses arise as a result of changes in actuarial assumptions or experience adjustments (differences between the previous actuarial assumptions and what has actually occurred).

Provisions
The Group recognizes provisions in accordance with IAS 37—Provisions, Contingent Liabilities and Contingent Assets, if the following three conditions are met:

•	the Group has a present obligation (legal or constructive) towards a third-party that arises from an event prior to the closing date;

•	it is probable that an outflow of resources embodying economic benefits will be required to settle the obligation;

•	and the obligation amount can be estimated reliably.
With respect to litigation and claims that may result in a provision to be recognized, the Group exercises significant judgment in measuring and recognizing provisions or determining exposure to contingent liabilities that are related to pending litigation or other outstanding claims. These judgment and estimates are subject to change as new information becomes available.

Annex C-16

Revenue recognition
On January 1, 2018, we adopted IFRS 15 - Revenue from Contracts with Customers. The new standard had no significant impact on our Consolidated Financial Statements.
Revenue is recognized when the transfer of control of promised services is performed directly to clients or to advertising agencies, for an amount that reflects the consideration to which the Group expects to be entitled to in exchange for those services.
Refer to Note 20. Revenue for further discussion regarding the adoption of this new standard.

Cost of revenue
The cost of revenue primarily includes traffic acquisition costs and other cost of revenue.
Traffic Acquisition Costs. Traffic acquisition costs consist primarily of purchases of impressions from publishers on a CPM basis. The Group purchases impressions directly from publishers or third-party intermediaries, such as advertisement exchanges. It recognizes cost of revenue on a publisher by publisher basis as incurred. Costs owed to publishers but not yet paid are recorded in our Consolidated Statement of Financial Position as accounts payable.
Other Cost of Revenue. Other cost of revenue includes expenses related to third-party hosting fees, depreciation of data center equipment and data purchased from third parties.
For some solutions within Criteo Retail Media, the Group pays for the inventory of our ecommerce retailer partners on a revenue sharing basis, effectively paying the retailers a portion of the click-based revenue generated by user clicks on the sponsored products advertisements displaying the products of our brand manufacturer clients.

Share-Based Compensation
Shares, employee share options and employee and non-employee warrants are exclusively awarded to our employees or directors. As required by IFRS 2—Share-Based Payment (“IFRS 2”), these awards are measured at their fair value on the date of grant. The fair value is calculated with the most relevant formula regarding the settlement and the conditions of each plan. The fair value is recorded in personnel expenses (allocated by function in the Consolidated Statement of Income) on a straight line basis over each milestone composing the vesting period with a corresponding increase in shareholders’ equity.
At each closing date, the Group re-examines the number of options likely to become exercisable. If applicable, the impact of the review of the estimate is recognized in the Consolidated Statement of Income with a corresponding adjustment in equity.

Annex C-17

Income Taxes
The Group elected to classify the French business tax, Cotisation sur la Valeur Ajoutée des Entreprises (“CVAE”), as an income tax in compliance with IAS 12—Income Taxes (“IAS 12”).
The French Research Tax Credit, Crédit d’Impôt Recherche (“CIR”), is a French tax incentive to stimulate research and development (“R&D”). Generally, the CIR offsets the income tax to be paid and the remaining portion (if any) can be refunded at the end of a three-fiscal year-period. The CIR is calculated based on the claimed volume of eligible R&D expenditures by us. As a result, the CIR is presented as a deduction to “Research and development expenses” in the Consolidated Statement of Income. The Group has exclusively claimed R&D performed in France for purposes of the CIR.
The U.S Research Tax Credit is a U.S. tax credit to incentivize research and development activities in the U.S. Qualifying R&D expenses generating a tax credit which may be used to offset future taxable income once all net operating losses and foreign tax credits have been used.
It is not refundable and as such, considered in the scope of IAS 12 as a component of income tax expenses. We have exclusively claimed R&D performed in the U.S. for purposes of the U.S. Research Tax Credit.
Deferred taxes are recorded on all temporary differences between the financial reporting and tax bases of assets and liabilities, and on tax losses, using the liability method. Differences are defined as temporary when they are expected to reverse within a foreseeable future. Only deferred tax assets may be recognized if, based on the projected taxable incomes within the next three years; the Group determines that it is probable that future taxable profit will be available against which the unused tax losses and tax credits can be utilized. This determination requires many estimates and judgments by the management for which the ultimate tax determination may be uncertain.
If future taxable profits are considerably different from those forecasted that support recording deferred tax assets, the amount of deferred tax assets will be revised downwards or upwards, which would have a significant impact on the net income. In accordance with IAS 12, tax assets and liabilities are not discounted. Amounts recognized in the Consolidated Financial Statement are calculated at the level of each tax entity included in the consolidation scope.
Operating Segments
In accordance with IFRS 8—Operating Segments, segment information reported is built on the basis of internal management data used for performance analysis of businesses and for the allocation of resources. An operating segment is a distinct component of the Company which is engaged in the supply of distinct products and services and which is exposed to risks and returns different from the risks and the returns of other operating segments.
The chief operating decision-maker is the Chief Executive Officer (“CEO”). The CEO reviews consolidated data for revenue, revenue excluding traffic acquisition costs (revenue ex-TAC) and Adjusted EBITDA (earnings before interest, taxes, depreciation and amortization, share-based compensation, service costs (pension), restructuring costs and acquisition-related costs and deferred price consideration) for the purposes of allocating resources and evaluating financial performance.
The Group has concluded that its operations constitute one operating and reportable segment.

Annex C-18

Use of Estimates
The Consolidated Financial Statements are prepared in accordance with IFRS. The preparation of the Consolidated Financial Statements requires management to make estimates, assumptions and judgments that affect the reported amounts of assets, liabilities, revenue and expenses. The Group bases its estimates and assumptions on historical experience and other factors that it believes to be reasonable under the circumstances. The Group evaluates the estimates and assumptions on an ongoing basis. The actual results may differ from these estimates.
The most significant areas that require management judgment and estimates relate to (1) the recognition of revenue ; (2) the evaluation of the trade receivables and the recognition of a valuation allowance for doubtful accounts; (3) the research tax credits; (4) the income taxes including (i) the recognition of the deferred tax assets considering the subsidiaries projected taxable profit for future years (ii) the evaluation of uncertain tax positions considering our transfer pricing policies and (iii) the recognition of income tax positions considering the tax reform in France voted in December 2018; (5) assumptions used in valuing acquired assets and assumed liabilities in business combinations, (6) assumptions used in the valuation of goodwill and intangible assets, and (7) assumptions used in the valuation model to determine the fair value of share-based compensation plan.

Earnings Per Share
In accordance with IAS 33—Earnings Per Share, basic earnings per share (“EPS”) are calculated by dividing the net income attributable to shareholders of the Parent company by the weighted average number of shares outstanding. The weighted average number of shares outstanding is calculated according to movements in share capital.
In addition, diluted earnings per share is calculated by dividing the net income attributable to shareholders of the Parent company by the weighted average number of shares outstanding plus any potentially dilutive shares not yet issued.

Annex C-19

Note 4 – Significant Events and Transactions of the Period
Share repurchase program
On October 25, 2018 Criteo's Board of Directors authorized a share repurchase program of up to 80 million of dollars (70.5 millions euros) of the Company’s outstanding American Depositary Shares. The Company may use repurchased shares to satisfy employee equity plan vesting in lieu of issuing new shares. In addition, the Company may use part of repurchased shares in connection with future Merger and Acquisition ("M&A") transactions or cancel such shares. The repurchases were executed, subject to general business and market conditions and other investment opportunities, through open market purchases or privately negotiated transactions, including through the use of 10b5-1 plans. During the quarter ended December 31, 2018, the Company repurchased 3.5 million of its shares for the authorized amount.

	Number of Treasury Shares	Amount (in thousands of euros)
Balance at January 1, 2018	—	—
Treasury Shares Repurchased to potentially use for M&A	1,751,147	35,240
Treasury Shares Repurchased for RSU Vesting	1,748,111	35,235
Treasury Shares Issued for RSU Vesting	(40,139)	(734)
Balance at December 31, 2018	3,459,119	69,741

Business combinations
Acquisition of Manage.com Inc.
On October 29, 2018, we completed the acquisition of all of the outstanding shares of Manage.com Inc., a company with an attractive app install solution that helps advertisers acquire new customers in mobile apps. The total consideration paid was $60 million (€51.8 million) for the acquisition of shares. The acquisition was financed by available cash resources. The transaction has been accounted for as a business combination under the acquisition method of accounting. The purchase price allocation is in progress. A preliminary valuation of the fair value of Manage's assets acquired and liabilities assumed has been performed as of December 31, 2018, resulting in the identification of technology and customer relationships assets of $9.8 million (€8.4 million) and $7.3 million (€6.3 million), respectively, and related deferred tax liability of $4.4 million (€3.8 million). Provisional goodwill amounted to $45.6 million (€39.3 million), subject to post-closing working capital adjustments. Once this valuation analysis is finalized, the estimate of the fair value of the assets acquired and liabilities assumed may be adjusted. The Company will finalize these amounts no later than one year from the acquisition date. In addition, acquisition costs amounting to $1.0 million (€0.9 million) were fully expensed as incurred.

Annex C-20

Acquisition of Storetail Marketing Services SAS

On August 3, 2018, we completed the acquisition of all of the outstanding shares of Storetail Marketing Services SAS, a pioneering retail media technology platform that enables retailers to monetize native placements on their ecommerce sites on a CPM basis. The total consideration paid for the acquisition was €41.3 million composed as follows : €37.7 million financed by available cash resources at the acquisition date and €3.6 million as deferred consideration, due at the end of a 2 year period. The transaction has been accounted for as a business combination under the acquisition method of accounting. The purchase price allocation is in progress. A preliminary valuation of the fair value of Storetail's assets acquired and liabilities assumed has been performed as of December 31, 2018, mainly resulting in the identification of a technology and related marketing solution of €12.2 million and, related deferred tax liability of €3.6 million. Provisional goodwill amounted to €27.8 million. Once this valuation analysis is finalized, the estimate of the fair value of the assets acquired and liabilities assumed may be adjusted. The Company will finalize these amounts no later than one year from the acquisition date. In addition, acquisition costs amounting to €0.6 million were fully expensed as incurred.

Annex C-21

Note 5 – Financial risk management
Credit risk
The maximum exposure to credit risk at the end of each reported period is represented by the carrying amount of financial assets and summarized in the following table:

(In thousands of euros)	December 31, 2016	December 31, 2017	December 31, 2018
Non-current financial assets	16,155	16,280	17,869
Trade receivables	376,862	403,651	413,887
Other current assets	68,792	69,912	66,002
Cash and cash equivalents	256,447	345,292	318,276
Total	718,256	835,135	816,034

Trade receivables
Credit risk is defined as an unexpected loss in cash and earnings if the client is unable to pay its obligations in due time. The Group performs internal ongoing credit risk evaluations of the clients. When a possible risk exposure is identified, the Group requires prepayments.
For each period presented, the aging of trade receivables and allowances for potential losses is as follows:

(In thousands of euros)	December 31, 2016				December 31, 2017				December 31, 2018
	Gross Value	%	Impairment	%	Gross Value	%	Impairment	%	Gross Value	%	Impairment	%
Not yet due	251,972	65%	—	—	253,675	60%	(140)	1	276,435	63%	(224)	1%
0-30 days	87,434	23%	(47)	—	101,690	24%	—	—	100,210	23%	(549)	2%
31-60 days	18,734	5%	(172)	2	24,452	6%	(18)	—	18,156	4%	(1,028)	5%
60-90 days	5,744	2%	(181)	2	6,252	2%	(29)	—	8,944	2%	(1,091)	5%
> 90 days	23,980	6%	(10,602)	96%	34,942	8%	(17,173)	99%	32,779	8%	(19,745)	87%
Total	387,864	100%	(11,002)	100%	421,011	100%	(17,360)	100%	436,524	100%	(22,637)	100%

Cash and Cash Equivalents
Cash and cash equivalents are exclusively invested in secure investments such as interest-bearing term deposits.

Annex C-22

Market Risk
Foreign Currency Risk
A 10% increase or decrease of the Sterling pound, the U.S dollars, the Japanese yen or the Brazilian real against the euro would have impacted the Consolidated Statement of Income in Equity including non-controlling interests as follows:

(In thousands of euros)	December 31, 2016		December 31, 2017		December 31, 2018

GBP/EUR	+10%	-10%	10%	(10)%	10%	(10)%

Net income impact	3	(3)	(627)	627	(665)	665

(In thousands of euros)	December 31, 2016		December 31, 2017		December 31, 2018

USD/EUR	+10%	-10%	10%	(10)%	10%	(10)%

Net income impact	(75)	75	(4,978)	4,978	(2,906)	2,906

(In thousands of euros)	December 31, 2016		December 31, 2017		December 31, 2018

JPY/EUR	+10%	-10%	10%	(10)%	10%	(10)%

Net income impact	887	(887)	938	(938)	1,190	(1,190)

(In thousands of euros)	December 31, 2016		December 31, 2017		December 31, 2018

BRL/EUR	+10%	-10%	10%	(10)%	10%	(10)%

Net income impact	372	(372)	1,361	(1,361)	(545)	545
Counter Party Risk
As of December 31, 2018, we show a positive net cash position. Since 2012, we utilize a cash pooling arrangement, reinforcing cash management centralization. Investment and financing decisions are carried out by our internal central treasury function. We only deal with counterparties with high credit ratings. In addition, under our Investment and Risk Management Policy, our central treasury function ensures a balanced distribution between counterparties of the investments, no matter the rating of such counterparty.

Annex C-23

Liquidity Risk
The following tables disclose for each presented period the contractual cash flows of our financial liabilities and operating lease arrangements :

	December 31, 2016
(In thousands of euros)	Carrying value	Contractual cash flows	Less than 1 year	1 to 5 years	5 years +

Financial liabilities	81,188	92,528	10,028	82,500	—
Trade payables	347,016	347,016	347,016	—	—
Other current liabilities	123,294	123,294	123,294	—	—
Operating lease arrangements	—	274,566	83,851	143,708	47,007
Total	551,498	837,404	564,189	226,208	47,007

	December 31, 2017
(In thousands of euros)	Carrying value	Contractual cash flows	Less than 1 year	1 to 5 years	5 years +

Financial liabilities	3,049	3,209	1,309	1,900	—
Trade payables	347,847	347,847	347,847	—	—
Other current liabilities	157,876	157,876	157,876	—	—
Operating lease arrangements	—	231,900	78,754	118,546	34,600
Total	508,772	740,832	585,786	120,446	34,600

	December 31, 2018
(In thousands of euros)	Carrying value	Contractual cash flows	Less than 1 year	1 to 5 years	5 years +

Financial liabilities	3,063	3,163	938	2,225	—
Trade payables	371,508	371,508	371,508	—	—
Other current liabilities	146,119	146,119	146,119	—	—
Operating lease arrangements	—	207,098	82,046	101,061	23,991
Total	520,690	727,888	600,611	103,286	23,991

Annex C-24

Note 6 – Breakdown of Revenue and Non-Current Assets by Geographical Areas

The Company operates in the following three geographical markets:

•	Americas: North and South America;

•	EMEA: Europe, Middle-East and Africa; and

•	Asia-Pacific.

The following tables disclose the consolidated revenue for each geographical area for each of the reported periods. Revenue by geographical area is based on the location of advertisers’ campaigns.

(In thousands of euros)	Americas	EMEA	Asia-Pacific	Total
December 31, 2016	661,828	597,034	368,429	1,627,291
December 31, 2017	878,804	716,542	441,119	2,036,465
December 31, 2018	808,865	711,110	428,972	1,948,947
Revenue generated in France amounted to €119.4 million, €132.5 million et €129.9 million for the periods ended December 31, 2016, 2017 and 2018, respectively.
Revenue generated in other significant countries where the Group operates is presented in the following table:

(In thousands of euros)	December 31, 2016	December 31, 2017	December 31, 2018

Americas
United-States	570,721	771,077	719,399
EMEA
Germany	123,881	162,302	171,901
United-Kingdom	104,211	102,114	82,841
Asia-Pacific
Japan	258,373	315,236	297,701

Annex C-25

Other Information
For each reported period, non-current assets (corresponding to the net book value of tangible and intangible assets) are presented in the table below. The geographical information results from the locations of legal entities.

(In thousands of euros)	Holding	Americas	of which	EMEA	Asia-Pacific	of which		Total
			United-States			Japan	Singapore
December 31, 2016	52,222	41,085	40,294	6,766	24,698	8,505	10,980	124,771
December 31, 2017	84,064	94,449	93,959	15,718	20,856	8,456	8,409	215,087
December 31, 2018	107,762	109,741	95,352	24,365	16,687	10,157	2,613	258,555

Annex C-26

Note 7 – Nature of Expenses Allocated by Function
Nature of Expenses Allocated to Cost of Revenue

(In thousands of euros)	December 31, 2016	December 31, 2017	December 31, 2018
Traffic acquisition costs	(967,043)	(1,202,011)	(1,130,574)
Other cost of revenue	(77,061)	(107,832)	(111,602)
- Hosting cost	(37,950)	(51,327)	(46,398)
- Depreciation and amortization	(34,756)	(48,056)	(57,044)
- Data acquisition costs	(112)	(239)	(240)
- Other	(4,243)	(8,210)	(7,920)
Total cost of revenue	(1,044,104)	(1,309,843)	(1,242,176)

Nature of Expenses Allocated to Research and Development

(In thousands of euros)	December 31, 2016	December 31, 2017	December 31, 2018
Personnel expenses	(78,131)	(111,321)	(110,693)
- Personnel expenses excluding shared-based payment & research tax credit	(71,641)	(98,266)	(101,648)
- Share based compensation	(10,954)	(18,624)	(18,094)
- Research tax credit	4,464	5,569	9,049
Other cash operating expenses	(27,032)	(30,711)	(31,452)
- Subcontracting and other headcount related costs	(13,305)	(17,214)	(12,811)
- Rent and facilities costs	(9,884)	(10,180)	(12,044)
- Consulting and professional fees	(2,189)	(2,374)	(2,812)
- Marketing costs	(861)	(806)	(4,214)
- Other	(793)	(137)	429
Other non-cash operating expenses	(6,682)	(12,577)	(9,743)
- Depreciation and amortization	(6,517)	(11,895)	(9,027)
- Net change in other provisions	(165)	(682)	(716)
Total Research and development expenses	(111,845)	(154,609)	(151,888)

Annex C-27

Nature of Expenses Allocated to Sales and Operations

(In thousands of euros)	December 31, 2016	December 31, 2017	December 31, 2018
Personnel expenses	(167,377)	(217,621)	(206,925)
- Personnel expenses excluding shared-based payment	(152,109)	(190,372)	(182,664)
- Share based compensation	(15,268)	(27,249)	(24,261)
Other cash operating expenses	(75,814)	(93,554)	(88,930)
- Subcontracting and other headcount related costs	(20,298)	(25,721)	(21,770)
- Rent and facilities costs	(27,078)	(29,221)	(27,469)
- Consulting and professional fees	(1,619)	(4,966)	(4,517)
- Marketing costs	(13,763)	(18,301)	(15,133)
- Operating taxes	(11,513)	(12,325)	(9,977)
- Other including bad debt expense	(1,543)	(3,020)	(10,064)
Other non-cash operating expenses	(12,347)	(26,122)	(19,912)
- Depreciation and amortization	(7,009)	(17,599)	(15,470)
- Net change in provision for doubtful receivables	(4,913)	(7,533)	(4,619)
- Net change in provisions for risks and charges	(425)	(990)	177
Total Sales and operations expenses	(255,539)	(337,297)	(315,767)

Nature of Expenses Allocated to General and Administrative

(En milliers d'€)	December 31, 2016	December 31, 2017	December 31, 2018
Personnel expenses	(55,036)	(66,020)	(64,660)
- Personnel expenses excluding shared-based payment	(42,104)	(48,411)	(50,601)
- Share based compensation	(12,932)	(17,609)	(14,059)
Other cash operating expenses	(47,788)	(40,414)	(41,418)
- Subcontracting and other headcount related costs	(20,777)	(13,825)	(14,097)
- Rent and facilities costs	(8,629)	(8,701)	(9,344)
- Consulting and professional fees	(16,528)	(14,787)	(15,382)
- Marketing costs	(568)	(714)	(899)
- Other	(1,286)	(2,387)	(1,696)
Other non-cash operating expenses	(3,354)	(5,656)	(8,253)
- Depreciation and amortization	(3,028)	(5,082)	(6,187)
- Net change in provision for risks and charges	(326)	(574)	(2,066)
Total General and administrative expenses	(106,177)	(112,090)	(114,331)

Annex C-28

Restructuring included by function

Restructuring of our China Operations

In May 2017, the Company announced it would no longer continue to serve the domestic market in China and would refocus its China operations entirely on the export business. As such, we have recorded 2.9 million euros in restructuring charges as of December 31, 2017, as follows: severance costs of (0.7 million euros) allocated to Sales and Operations expenses, facility exit costs of (2.0 million euros) allocated to Other Cost of Sales and other costs of (0.2 million euros) allocated to General and Administrative expenses. The amount recorded in other current liabilities on the balance sheet amounted to 0.4 million euros net of amounts paid as of December 31, 2017. No additional charges related to restructuring were recorded as of December 31, 2018, and the remaining $0.4 million was paid during the period resulting in the extinguishment of the restructuring liability as of December 31, 2018.

Discontinuation of Criteo Predictive Search

On October 31, 2017, we announced that we decided to discontinue the product Criteo Predictive Search. As such, we have recorded 3.6 million euros in restructuring charges as of December 31, 2017, as follows : 2.6 million euros in Research and Development expenses and 1.0 million euros in Sales and Operations expenses. This expense includes severance costs of (2.3 million euros) and other costs of (1.3 million euros) including the write-off of acquisition related intangible assets (1.9 million euros) partially offset by the reduction of share-based compensation expenses (0.7 million euros). The amount recorded in other current liabilities on the balance sheet amounted to 2.0 million euros net of amounts paid as of December 31, 2017.

In 2018, we recognized a gain of 0.1 million euros in the consolidated statement of income : (0.2) million euros) in Sales and Operations expenses offset by an income of 0.3 million euros in Research and Development. This gain was due to a reduction of share-based compensation expenses due to forfeitures.The amount recorded in current liabilities on the balance sheet amounted to 0.4 million euros net of amounts paid as of December 31, 2018.

Annex C-29

Note 8 – Allocation of Personnel Expenses
Allocation of Personnel Expenses By Function

(In thousands of euros)	December 31, 2016	December 31, 2017	December 31, 2018
Research and development expenses	(78,131)	(111,321)	(110,693)
Sales and operations expenses	(167,377)	(217,621)	(206,925)
General and administrative expenses	(55,036)	(66,020)	(64,660)
Total Personnel expenses	(300,544)	(394,962)	(382,278)

Allocation of Personnel Expenses by Nature

(In thousands of euros)	December 31, 2016	December 31, 2017	December 31, 2018
Wages and salaries	(199,240)	(251,774)	(250,920)
Severance pay	(2,463)	(7,017)	(5,864)
Social charges	(53,943)	(62,134)	(65,450)
Other social expenses	(8,929)	(15,237)	(12,173)
Acquisition - related deferred price consideration	(81)	—	—
Share based compensation	(39,154)	(63,482)	(56,414)
Profit sharing	(1,198)	(887)	(506)
Research tax credit (classified as a reduction of R&D expenses)	4,464	5,569	9,049
Total personnel expenses	(300,544)	(394,962)	(382,278)

Annex C-30

Note 9 – Share-Based Compensation
Share Options Plans (OSA), Restricted Stock Units (RSU) and Employee Warrants Grants (BSPCE)

The Board of Directors has been authorized by the general meeting of the shareholders to grant employee warrants (Bons de Souscription de Parts de Créateur d’Entreprise or “BSPCE”) and to implement share options plans as follows:

•	Issuance of 2 112 000 BSPCE, authorized at the General Meeting of Shareholders on October 24, 2008, making available up to 2 112 000 BSPCE until April 24, 2010 (“Plan 1”);

•	Issuance of 1 472 800 BSPCE, authorized at the General Meeting of Shareholders on April 16, 2009, making available up to 1 472 800 BSPCE until October 16, 2010 (“Plan 2”);

•
1 584 000 OSA, authorized at the General Meeting of Shareholders on September 9, 2009, making available up to 1 584 000 OSA until November 8, 2012. This Plan has been amended at the General Meeting of Shareholders on November 16, 2010, making available up to 2 700 000 OSA or BSPCE (“Plan 3”);

•	Issuance of 361 118 BSPCE, granted to Criteo co-founders at the General Meeting of Shareholders on April 23, 2010 (“Plan 4”);

•	2 800 000 BSPCE or OSA, authorized at the General Meeting of Shareholders on November 18, 2011, making available up to 2 800 000 OSA or BSPCE (“Plan 5”);

•	1 654 290 BSPCE or OSA, authorized at the General Meeting of Shareholders on September 14, 2012, making available up to 1 654 290 OSA or BSPCE (“Plan 6”).

•	6 627 237 BSPCE or OSA, authorized at the General Meeting of Shareholders on August 2, 2013, making available up to 6 627 237 OSA or BSPCE (“Plan 7”).

•
9 935 710 OSA, authorized at the General Meeting of Shareholders on June 18, 2014, making available up to 9 935 710 OSA (“Plan 8”). The Board of Directors has also authorized free shares/restricted stock units ("RSUs") to Criteo employees under presence condition and to certain senior managers, employees and members of the Management, subject to the achievement of internal performance objectives and presence condition.

•
4 600 000 OSA or RSU, authorized at the General Meeting of Shareholders on June 29, 2016 and 100 000 BSA (any BSA granted will also be deducted from the 4 600 000 limit), such authorizations collectively referred to as “Plan 9”. The Board of Directors has authorized RSU to Criteo employees subject to a presence condition and to certain senior managers, employees and members of management, subject to the achievement of internal performance objectives and a presence condition.

Annex C-31

•
4 600 000 OSA or RSU, authorized at the General Meeting of Shareholders on June 28, 2017 and 120 000 BSA (any BSA granted will also be deducted from the 4 600 000 limit), such authorizations collectively referred to as “Plan 10”. The Board of Directors has authorized RSU to Criteo employees subject to a presence condition and to certain senior managers, employees and members of management, subject to the achievement of internal performance objectives and a presence condition.

•
4,200,000 Share Options or RSUs, authorized at the General Meeting of Shareholders on June 27, 2018 and 150,000 BSAs (any BSA granted will also be deducted from the limit), such authorizations collectively referred to as “Plan 11”. The Board of Directors has authorized RSUs to Criteo employees subject to a presence condition and to certain senior managers, employees and members of management, subject to the achievement of internal performance objectives and a presence condition.

Upon exercise of the BSPCE or OSA, or the vesting of an RSU the Group offers beneficiaries newly issued ordinary shares of the Parent company.
The BSPCEs and OSAs may be exercised by the beneficiary on the basis of the following vesting schedule for the Plans 1, 2 and 3:

•	up to one third (1/3) of the BSPCE on the first anniversary of the date of grant;

•	up to one twelfth (1/12) at the expiration of each quarter following the first anniversary of the date of grant, and this during twenty-four (24) months thereafter; and

•	at the latest within ten (10) years from the date of grant.

For the Plan 3 amended to Plan 11, the vesting schedule is as follows:

•	up to one fourth (1/4) of the BSPCE/OSAs on the first anniversary of the date of grant;

•	up to one-sixteenth (1/16) at the expiration of each quarter following the first anniversary of the date of grant, and this during thirty-six (36) months thereafter; and

•	at the latest within ten (10) years from the date of grant.

The vesting schedule for the RSUs is as follows:

•	50% at the expiration of a two year period;

•	6,25% at the expiration of each quarter following the first two years-period during twenty four (24) months.

When the Company was not listed, exercise prices were determined by reference to the latest capital increase as of the date of grant, unless the Board of Directors decided otherwise. Since our initial public offering, exercise prices are determined by reference to the closing share price the day before the date of the grant if higher than a floor value of 95% of the average of the closing share price for the last 20 trading days.

Annex C-32

Details of BSPCE / OSA / RSU plans

	Plans 1&2	Plan 3	Plan 5	Plan 6		Plan 7	Plan 8		Plan 9		Plan 10		Plan 11
Dates of grant (Boards of Directors)	Oct 24, 2008 - Sept 14, 2010	Sept 9, 2009 - Sept 21, 2011	Nov 18, 2011 - May 22, 2012	Oct 25, 2012	Oct 25, 2012 - April 18, 2023	Sept 3, 2013 - April 23, 2014	Jul 30, 2014 - June 28, 2016		July 28, 2016 - Jun 27, 2017		Jul 27, 2017 - Jun 26, 2018		Jul 26, 2018 - Dec 12, 2018
Vesting period	3 years	3 - 4 years	4 years	1 year	4-5 years	4 years	4 years	4 years	4 years	4 years	4 years	4 years	4 years	4 years
Contractual life	10 years	10 years	10 years	10 years	10 years	10 years	10 years	-	10 years	-	10 years	-	10 years	-
Expected life	8 years	8 years	8 years	8 years	8 years	6 - 8 years	6 years	-	6 years	-	6 years	-	6 years	-
Number of options granted	1,819,120	4,289,940	1,184,747	257,688	1,065,520	2,317,374	4,318,551	2,534,262	502,410	2,556,315	947,565	2,150,498	65,500	1,471,916
Type: Share Option (S.O. / BSPCE / RSU)	BSPCE	BSPCE & SO	BSPCE & SO	BSPCE	BSPCE & SO	BSPCE & SO	SO	RSU	SO	RSU	SO	RSU	SO	RSU
Share entitlement per option	1	1	1	1	1	1	1	1	1	1	1	1	1	1
Exercise price	€ 0,45 - € 2,10	€ 0,20 - € 5,95	€ 5,95	€ 8,28	€ 8,28 - € 10,43	€ 12,08 - € 38,81	€ 22,95 - €47,47	-	€38,20 - € 43,45	-	€24,63 - € 28,69	-	€18,72	-
Valuation method	Black & Scholes
Grant date share fair value	€ 0,20 - € 0,70	€ 0,20 - € 4,98	€ 4,98	€ 6,43	€ 5,45 - € 6,43	€ 12,08 - €38,81	€ 22,50 - € 47,47	€ 35,18 - € 35,58	€38,20 - € 43,45	€ 33,98 - €49,08	€24,63 - € 28,69	€ 22,92 - € 44,37	€18,72	€ 17,98 - € 30,80
Expected volatility(1)	53,0% - 55,7%	55,2% - 57,8%	52,1% - 52,9%	50,2%	49,6% - 50,20%	44,20% - 50,1%	39,40% - 44,50%	-	40,6% - 41,3%	-	41,0% - 41,5%	-	40,7%	-
Discount rate(2)	2,74% - 4,10%	2,62% - 3,76%	2,79% - 3,53%	2,20%	1,80% - 2,27%	1,20% - 2,40%	0,00% - 0,71%	-	-	-	0,60% - 0,70%	-	0,90%	-
Performance conditions	No	Yes (A)	No	Yes (B)	No	No	No	Yes (C)	No	Yes (D)	No	No	No	Yes (E)
Fair value per option / RSU	€ 0,08 - € 0,45	€ 0,08 - € 2,88	€ 2,75 - €2,85	€ 3,28	€ 3,28 - € 5,83	€ 6,85 - 16,90	€ 9,47 - € 17,97	€ 26,16 - € 37,10	€ 14,49 - € 16,82	€ 33,98 - € 49,08	€ 9,85 - 11,40	€ 22,92 - € 44,37	€ 6,94	€ 17,98 - € 30,80
(1) Based on similar listed entities.
(2) Based on Obligation Assimilables du Trésor, i.e. French government bonds with a ten-year maturity (“TEC 10 OAT floating-rate bonds”).

(A) 180 000 OSA are subjected to performance conditions based on revenue excluding traffic acquisition costs targets that were met in 2012.
(B) The conditions of exercise of 257 688 BSPCE are linked to a future liquidity event or a transfer of control of the Company, and the number of BSPCE that can be exercised are determined by the event’s date which cannot occur after March 31, 2014. Based on the assumptions known as at December 31, 2012, the Group determined that the share-based compensation expense would be recognized over a one-year period. This assumption was confirmed in 2013.
(C) On October 29, 2015 and January 29, 2016, the Board of Directors of the Parent granted a total of 337 960 and 33 010 RSU to Criteo employees under condition of presence and to certain senior managers, employees and members of the management, subject to the achievement of internal performance objectives and condition of presence. Based on the assumptions known at December 31, 2016, the Group determined the share-based compensation expense by applying a probability ratio on performance objectives completion. The assumptions taken were confirmed in 2016.
(D) On July 28, 2016 and June 27, 2017, the Board of Directors of the Parent granted a total of 195 250 and 135 500 RSU to Criteo employees under condition of presence and to certain senior managers, employees and members of the management, subject to the achievement of internal performance objectives and condition of presence. Based on the assumptions known at December 31, 2016 and 2017, the Group determined the share-based compensation expense by applying a probability ratio on performance objectives completion. The assumptions were confirmed in 2016 and 2017.
(E) On July 26, 2018, the Board of Directors of the Parent granted a total of 203,332 RSU to certain senior managers and members of the management, subject to the achievement of internal performance objectives and condition of presence. Based on the assumptions known at December 31, 2018, we determined the share-based compensation expense by applying a probability ratio on performance objectives completion.

Change in Number of BSPCE / OSA / RSU

	BSPCE/OSA	RSUs	Total
Balance at January 1, 2016	6,547,854	1,095,585	7,643,439
Granted	576,443	2,584,240	3,160,683
Exercised	(1,470,323)	N/A	(1,470,323)
Forfeited	(693,882)	(436,546)	(1,130,428)
Expired	—	—	—
Balance at December 31, 2016	4,960,092	3,243,279	8,203,371
Granted	355,010	1,891,702	2,246,712
Exercised	(1,668,838)	N/A	(1,668,838)
Vested	—	(379,135)	(379,135)
Forfeited	(453,556)	(543,338)	(996,894)
Expired	—	—	—
Balance at December 31, 2017	3,192,708	4,212,508	7,405,216
Granted	1,013,065	3,133,644	4,146,709
Exercised	(137,348)	N/A	(137,348)
Vested	—	(1,362,873)	(1,362,873)
Forfeited	(880,960)	(1,203,142)	(2,084,102)
Expired	—	—	—
Balance at December 31, 2018	3,187,465	4,780,137	7,967,602

Annex C-33

Breakdown of the Closing Balance

	Plans 1&2	Plan 3	Plan 5	Plan 6	Plan 7	Plan 8	Plan 9	Plan 10	Plan 11	RSUs	Total
Balance at December 31, 2016
Number outstanding	54,154	175,693	513,067	399,441	750,528	2,942,834	124,375	—	—	3,284,239	8,203,371
Weighted-average exercise price	€ 1.24	€ 3.29	€ 5.95	€ 9.77	€ 18.13	€ 31.32	€ 38.20	—	—	—	€ 23.92
Number exercisable	54,154	175,693	513,067	325,596	504,262	1,135,634	—	—	—	—	2,708,406
Weighted-average exercise price	€ 1.24	€ 3.29	€ 5.95	€ 9.66	€ 17.94	€ 28.96	—	—	—	—	€ 17.73
Weighted-average remaining contractual life	2,9 years	4,3 years	5,2 years	6,1 years	6,8 years	8,2 years	9,6 years	—	—	—	6,9 years
Balance at December 31, 2017
Number outstanding	15,020	89,921	251,306	70,803	372,590	1,929,403	463,665	—	—	4,212,508	7,405,216
Weighted-average exercise price	€ 0.87	€ 4.03	€ 5.95	€ 9,65	€ 17.70	€ 32.07	€ 42.04	—	—	—	€ 28.33
Number exercisable	15,020	89,921	251,306	70,803	359,702	1,145,511	38,867	—	—	—	1,971,130
Weighted-average exercise price	€ 0.87	€ 4.03	€ 5.95	€ 9,65	€ 17.31	€ 30.88	€ 38.20	—	—	—	€ 23.16
Weighted-average remaining contractual life	1,6 years	3,4 years	4,3 years	5,1 years	5,8 years	7,2 years	9,2 years	—	—	—	6,9 years
Balance at December 31, 2018
Number outstanding	3,600	67,751	242,613	41,338	306,172	1,599,033	328,726	532,732	65,500	4,780,137	7,967,602
Weighted-average exercise price	€ 0.70	€ 4.43	€ 5.95	€ 9.26	€ 17.95	€ 30.99	€ 41,75	€ 25.79	€ 18,72	—	€ 26.94
Number exercisable	3,600	67,751	242,613	41,338	306,172	1,417,904	161,658	—	—	—	2,241,036
Weighted-average exercise price	€ 0.70	€ 4.43	€ 5.95	€ 9.26	€ 17.95	€ 30.04	€ 41.37	—	—	—	€ 25.39
Weighted-average remaining contractual life	1,2 years	2,4 years	3,3 years	4,0 years	4,9 years	6,2 years	8,2 years	9,3 years	9,8 years	—	6,7 years

Non-Employee Warrants (Bons de Souscription d’Actions or BSA)
In addition to the RSUs, OSAs and BSPCE grants, the shareholders of the Parent company also authorized the grant of non-employee warrants or Bons de Souscription d’Actions (“BSA”), as indicated below:

•
Plan A : up to one-eight (1/8) at the expiration of each quarter following the date of grant, and this during twenty-four (24) months; and at the latest within ten (10) years as from the date of grant.

•
Plan B : up to one third (1/3) of the non-employee warrants on the first anniversary of the date of grant; then up to one twelfth (1/12) at the expiration of each quarter following the first anniversary of the beginning of the vesting period, and this during twenty-four (24) months thereafter; and at the latest within ten (10) years as from the date of grant.

•
Plan C : up to one-twenty fourth (1/24) at the expiration of each month following the date of grant, and this during twenty-four (24) months, and at the latest within ten (10) years as from the date of grant.

•
Plan D (member of the advisory board) : up to one-twenty fourth (1/24) at the expiration of each month following the date of grant, and this during twenty-four (24) months; and at the latest within ten (10) years as from the date of grant.

•
Plan D (not member of the advisory board) : one-third (1/3) at the date of grant; one third (1/3) at the first anniversary of the date of grant; one third (1/3) at the second anniversary of the date of grant; and at the latest within ten (10) years as from the date of grant.

•
Plans E, F, G and H : up to one fourth (1/4) of the non-employee warrants on the first anniversary of the date of grant; up to one-sixteenth (1/16) at the expiration of each quarter following the first anniversary of the date of grant, and this during thirty-six (36) months thereafter; and at the latest within ten (10) years from the date of grant.

Annex C-34

Upon exercise of the non-employee warrants, the Group offers settlement of the warrants in newly issued ordinary shares of the Parent company.
When the Company was not listed, exercise prices were determined by reference to the latest capital increase as of the date of grant, unless the Board of Directors decided otherwise. Since our initial public offering, exercise prices are determined by reference to the closing share price the day before the date of the grant if higher than the average of the closing share price for the last 20 trading days.

Details of Non-Employee warrants

	Plan A	Plan B	Plan C	Plan D	Plan E	Plan F	Plan G	Plan H
Dates of grant (Boards of Directors)	Nov 17, 2009	March 11, 2010	Nov 16, 2010 - Sept 21, 2011	Oct 25, 2012 - March 6, 2013	March 19, 2015 - Oct 29, 2015	April 20, 2016 - Mar 1, 2017	Jul 27, 2017 - Oct 26, 2017	Oct 25, 2018
Vesting period	2 years	3 years	2 years	2 years	1 - 4 years	1 - 4 years	1 - 4 years	1 - 4 years
Contractual life	10 years	10 years	10 years	10 years	10 years	10 years	10 years	10 years
Expected life	8 years	8 years	8 years	8 years	4 - 9 years	4 - 9 years	4 - 9 years	4 - 9 years
Number of warrants granted	231,792	277,200	192,000	125,784	38,070	59,480	46,465	125,000
Share entitlement per warrant	1	1	1	1	1	1	1	1
Share warrant price	€ 0,02	€ 0,07 - € 0,11	€ 0,04 - € 0,30	€ 0,43 - € 0,48	€ 9,98 - € 16,82	€ 13,89 - € 17,44	€13.88 - € 17.55	€ 6,91
Exercise price	€ 0,70	€ 0,70	€ 0,70 - € 5,95	€ 8,28 - € 9,65	€ 35,18 - € 41,02	€ 33,98 - € 43,42	€ 35.80 - € 44.37	€ 19,71
Performance conditions	No	Yes (A)	No	No	No	No	No	No
Valuation method	Binomiale method
Grant date share fair value	€ 0,20	€ 0,70	€ 0,70 - € 4,98	€ 6,43 - € 9,65	€ 35,18 - € 41,02	€ 33,98 - € 44,33	€ 35,80 - € 44,37	€ 19,71
Expected volatility(1)	55.7%	55.2%	53,5% - 55,0%	50,0% - 50,2%	39.9%	40,6% - 40,9%	41,0% - 41,3%	40,7%
Discount rate(2)	3.58%	3.44%	2,62%-3,38%	2,13%-2,27%	0,00%-0,52%	0,10%-0,66%	0,54%-0,60%	0,6%
Fair value per warrant	€ 0,05	€ 0,33 - € 0,38	€ 0,40 - € 2,58	€ 2,85 - € 4,98	€ 9,98 - € 16,82	€ 13,89 - € 14,55	€ 13,88 - € 17,55	€ 6,91
(1) Based on similar listed entities.
(2) Based on Obligations Assimilables du Trésor, i.e. French government bonds with a ten-year maturity (“TEC 10 OAT floating-rate bonds”).
(A) All the performance conditions relating to Plan B were achieved during the period ended December 31, 2010.

Changes in Number of Non-Employee Warrants

BSA
Balance at January 1, 2016	154,910
Granted	48,655
Exercised	(37,000)
Forfeited	21,560
Expired	—
Balance at December 31, 2016	188,125
Granted	57,290
Exercised	(59,139)
Forfeited	—
Expired	—
Balance at December 31, 2017	186,276
Granted	125,000
Exercised	—
Forfeited	(19,606)
Expired	—
Balance at December 31, 2018	291,670

Annex C-35

Breakdown of the Closing Balance

	December 31, 2016	December 31, 2017	December 31, 2018
Number outstanding	188,125	186,276	291,670
Weighted-average exercise price	€ 19.04	€ 23.93	€ 13.02
Number exercisable	117,096	86,385	108,780
Weighted-average exercise price	€ 11.73	€ 15.86	€ 18.95
Weighted-average remaining contractual life	7,3 years	7,6 years	7,9 years

Reconciliation with the Consolidated Statement of Income

	Balance at December 31, 2016				Balance at December 31, 2017				Balance at December 31, 2018
(in thousands of euros)	R&D	S&O	G&A	Total	R&D	S&O	G&A	Total	R&D	S&O	G&A	Total
RSUs	(8,305)	(11,535)	(6,585)	(26,425)	(17,172)	(27,268)	(11,778)	(56,218)	(17,366)	(22,894)	(10,318)	(50,578)
Share options / BSPCE	(2,647)	(3,733)	(4,840)	(11,220)	(1,452)	19	(4,322)	(5,755)	(728)	(1,367)	(2,486)	(4,581)
Plan 5	(7)	(24)	(6)	(37)	—	—	—	—	—	—	—	—
Plan 6	(32)	(18)	(146)	(196)	(6)	1	(13)	(19)	—	—	—	—
Plan 7	(211)	216	(175)	(170)	(46)	199	(31)	121	(2)	1	—	(1)
Plan 8	(2,337)	(3,847)	(4,192)	(10,376)	(963)	164	(2,558)	(3,357)	143	(468)	(417)	(742)
Plan 9	(60)	(60)	(321)	(441)	(436)	(346)	(1,719)	(2,501)	(419)	(391)	(763)	(1,573)
Plan 10	—	—	—	—	—	—	—	—	(450)	(509)	(1,306)	(2,265)
BSA	—	—	(1,509)	(1,509)	—	—	(1,509)	(1,509)	—	—	(1,255)	(1,255)
Plans E, F, G and H	—	—	(1,509)	(1,509)	—	—	(1,509)	(1,509)	—	—	(1,255)	(1,255)
Total	(10,952)	(15,268)	(12,934)	(39,154)	(18,624)	(27,249)	(17,609)	(63,482)	(18,094)	(24,261)	(14,059)	(56,414)
R&D : Research and Development expenses
S&O : Sales and Operations expenses
G&A : General and Administrative expenses

Annex C-36

Note 10 – Financial Income and Expenses

The Consolidated Statements of Income line item “Financial income (expense)” can be broken down as follows:

(In thousands of euros)	December 31, 2016	December 31, 2017	December 31, 2018
Financial income from cash equivalents	1,222	782	893
Interest and fees	(2,139)	(2,530)	(1,784)
Interest on debt	(1,025)	(2,182)	(1,521)
Fees	(1,114)	(348)	(263)
Foreign exchange (loss) gain	456	(6,635)	(3,340)
Other financial expense	(33)	(58)	(74)
Total financial income (expense)	(494)	(8,441)	(4,305)
The €4.3 million financial expense for the period ended December 31, 2018 was mainly driven by the non-utilization costs and upfront fees amortization incurred as part of our available RCF financing. The intra-group position between Criteo S.A. and its U.S subsidiary in the context of the funding of the Hooklogic acquisition is qualified as a net investment in a foreign operation from February 2018 and no longer requires hedging, resulting in reduced costs compared to the same period ended December 31, 2018. At December 31, 2018, our exposure to foreign currency risk was centralized at Criteo S.A. and hedged using foreign currency swaps or forward purchases or sales of foreign currencies.
The €8.4 million financial expense for the period ended December 31, 2017 resulted from the interest incurred as a result of the $75.0 million (€66.4 million) drawn on the revolving credit facility entered into in September 2015 (as amended in March 2017) and the hedging cost related to an intra-group position between Criteo S.A. and its U.S. subsidiary, both in the context of the funding of the HookLogic acquisition in November 2016, as well as the non-utilization fees incurred as part of our available RCF financing.

Annex C-37

Note 11 – Income Taxes
Breakdown of Income Taxes
The Consolidated Statement of Income line item “Provision for income taxes” can be broken down as follows:

(In thousands of euros)	December 31, 2016	December 31, 2017	December 31, 2018
Current income tax	(38,987)	(39,791)	(45,986)
Deferred tax	9,024	11,742	6,939
Income tax	(29,963)	(28,049)	(39,047)
As mentioned in Note 3 (Principles and Accounting Methods), the French Research Tax Credit is not included in the line item “Provision for income taxes” but is deducted from “Research and development expenses” (see Note 8 - Allocation of Personnel Expenses) unlike the American Research Tax Credit for an amount of €4.1 and €5.5 million for the year ended December 31, 2017 and 2018 respectively.

French business tax, CVAE, is included in the current tax balance for an amount of €3.7 million, €4.9 million and €5.0 million, for the years ended December 31, 2016, 2017 and 2018 respectively.

Annex C-38

Reconciliation between the Effective and Nominal Tax Expense
The following table shows the reconciliation between the effective and nominal tax expense at the nominal standard French rate of 34,43% (excluding additional contributions):

(In thousands of euros)	December 31, 2016	December 31, 2017	December 31, 2018
Income before taxes	109,132	114,185	120,480
Theoretical group tax rates	34.43%	34.43%	34.43%
Nominal tax expense	(37,574)	(39,314)	(41,481)
Increase/decrease in tax expense arising from :
- Research tax credit (1)	1,537	6,059	8,646
- Net effect of shares based compensation (2)	(8,092)	(537)	(14,965)
- Permanent differences (3)	(3,178)	(5,073)	(10,145)
- Non recognition of deferred tax assets related to tax losses and temporary differences (4)	(6,991)	(12,738)	(9,876)
- Utilization or recognition of previously unrecognized tax losses (5)	12,076	4,337	3,777
- French CVAE included in income taxes	(2,860)	(2,544)	(3,259)
- Special tax deduction (6)	18,089	26,096	32,664
- Effect of different tax rates (7)	(1,001)	(5,916)	(319)
- Other differences	(1,969)	1,581	(4,089)
Effective tax expense	(29,963)	(28,049)	(39,047)
Effective tax rate	(27.5)%	(24.6)%	(32.5)%

(1)	Included income tax effect of the French RTC deducted from the "Research and development expenses" and US Tax credits included in the line "Provision for income taxes".

(2)
While in most countries share-based compensation does not give rise to any tax effect either when granted or when exercised, the United States and the United Kingdom generally permit tax deductions in respect of share-based compensation. The tax deduction generated in the United States and United Kingdom in connection with the number of options exercised during the period was offset by the share-based compensation accounting expense exclusion.

(3)	Mainly related to employee costs, depreciation expenses and intercompany transactions.

(4)	Deferred tax assets on which a valuation allowance has been recognized mainly relate to Criteo Ltd, Criteo Corp, Criteo Singapore Pte. Ltd, Criteo do Brasil LTDA and Criteo Pty.

(5)	In 2016 recognition of previously unrecognized tax losses related to Criteo Corp.

(6)	Special tax deductions refer to the application of a reduced income tax rate on the majority of the technology royalties income invoiced by the Parent to its subsidiaries.

(7)
In 2017, mainly related to difference in income tax rate between the Group theoretical rate and Criteo Corp including Hooklogic after the decrease of the U.S. federal income tax rate from 34% to 21% as a result of the 2017 Tax cut and Jobs Act.

Annex C-39

Deferred Tax Assets and Liabilities

The following table shows the changes in the major sources of deferred tax assets and liabilities:

(in thousands of euros)	Defined Benefit Obligation	Tax losses	Intangible & Tangible assets	Other	Limitation of Deferred Tax Assets	Deferred Tax Position
Balance at January 1, 2016	532	26,115	(1,910)	15,473	(21,910)	18,300
Recognized in profit or loss	192	(945)	(2,199)	8,697	3,279	9,024
Recognized in other comprehensive income	421	—	(431)	(3)	(14)	(27)
Currency translation adjustments	—	(66)	(110)	1,366	(234)	956
Balance at December 31, 2016	1,145	25,104	(4,650)	25,533	(18,879)	28,253
Recognized in profit or loss	401	3,014	13,482	1,785	(6,940)	11,742
Recognized in other comprehensive income	31	—	—	9,443	—	9,474
Change in scope	—	—	(31,022)	—	395	(30,627)
Currency translation adjustments	—	2,960	3,347	(2,565)	(3,822)	(80)
Transfer	(98)	—	—	98	—	—
Balance at December 31, 2017	1,479	31,078	(18,843)	34,294	(29,246)	18,762
Recognized in profit or loss	518	15,861	6,574	(7,478)	(8,536)	6,939
Recognized in other comprehensive income	(360)	—	—	—	90	(270)
Change in scope	28	1,465	(7,968)	—	486	(5,989)
Currency translation adjustments	—	638	(532)	937	(475)	568
Transfer	—	(695)	—	695	—	—
Balance at December 31, 2018	1,665	48,347	(20,769)	28,448	(37,681)	20,010
As at December 31, 2016, 2017 and 2018, the valuation allowance against net deferred income taxes amounted to €18.9 million, €29.2 million and €37.7 million, which related mainly to Criteo Corp. (€0.9 million, €12.2 million and €16.2 million, respectively), Criteo do Brasil (€3.4 million, nil and €3.0 million, respectively), Criteo Ltd (€4.4 million, €5.2 million and €6.3 million, respectively), Criteo China (€3.5 million, €5.4 million and €3.1 million, respectively) and Criteo France (€2.8 million, €2.4 million and €3.5 million, respectively).
The main change that occurred in 2018 mainly relate to the deferred tax liabilities on Storetail and Manage intangible assets recognized in the context of the preliminary purchase price allocations ("Change in consolidation scope").
The Company has various net operating loss carryforwards in the U.S. and China for €5.8 million and €2.9 million, respectively, which begin to expire in 2030 and 2019, respectively. The Company has net operating loss carryforwards in the United Kingdom of €6.0 million which have no expiration date.

Current tax assets
The total amount corresponds to the research tax credit of Criteo Corp..

Annex C-40

Ongoing tax inspection in the United States
On September 27, 2017, we received a draft notice of proposed adjustment "NOPA" from the Internal Revenue Service ("IRS") audit of Criteo Corp. for the year ended December 31, 2014, confirmed by the definitive notice dated February 8, 2018. If the IRS prevails in its position, it could result in an additional federal tax liability of an estimated maximum aggregate amount of approximately $15.0 million, excluding related fees, interest and penalties. We strongly disagree with the IRS's position as asserted in the notice of proposed adjustment and intend to contest it.

Annex C-41

Note 12 – Categories of Financial Assets and Liabilities
Financial Assets
The following schedules disclose our financial assets categories for the presented periods:

	December 31, 2016
(In thousands of euros)	Carrying Value	Loans and receivables	Fair value
Non current financial assets	16,155	16,155	16,155
Trade receivables, net of allowances	376,862	376,862	376,862
Other current assets	68,792	68,792	68,792
including derivatives instruments	—	—	—
Cash and cash equivalents	256,447	—	256,447
Total	718,256	461,809	718,256

	December 31, 2017
(In thousands of euros)	Carrying Value	Loans and receivables	Fair value
Non current financial assets	16,280	16,280	16,280
Trade receivables, net of allowances	403,651	403,651	403,651
Other current assets	69,912	69,912	69,912
including derivatives instruments	—	—	4,392
Cash and cash equivalents	345,292	—	345,292
Total	835,135	489,843	835,135

	December 31, 2018
(In thousands of euros)	Carrying Value	Loans and receivables	Fair value
Non current financial assets	17,869	17,869	17,869
Trade receivables, net of allowances	413,887	413,887	413,887
Other current assets	66,002	66,002	66,002
including derivatives instruments	—	—	1,487
Cash and cash equivalents	318,276	—	318,276
Total	816,034	497,758	816,034

Annex C-42

Financial Liabilities

The following schedules disclose our financial liabilities categories for the presented periods:

	December 31, 2016
(In thousands of euros)	Carrying Value	Fair value
Financial liabilities	81,188	81,188
including derivative instruments	1,867	1,867
Trade Payables	347,016	347,016
Other current liabilities	123,294	123,294
Total	551,498	551,498

	December 31, 2017
(In thousands of euros)	Carrying Value	Fair value
Financial liabilities	3,049	3,049
including derivative instruments	—	—
Trade Payables	347,847	347,847
Other current liabilities	157,876	157,876
Total	508,772	508,772

	December 31, 2018
(In thousands of euros)	Carrying Value	Fair value
Financial liabilities	3,063	3,063
including derivative instruments	—	—
Trade Payables	371,508	371,508
Other current liabilities	146,119	146,119
Total	520,690	520,690

Annex C-43

Note 13 – Goodwill

(In thousands of euros)	Goodwill

Balance at January 1, 2017	198,670
Additions to goodwill	17,610
Currency translation adjustment	(18,810)
Balance at December 31, 2017	197,470
- Gross value at end of period	197,470

Balance at January 1, 2018	197,470
Additions to goodwill	67,946
Currency translation adjustment	7,843
Balance at December 31, 2018	273,259
- Gross value at end of period	273,259

On October 29, 2018, we completed the acquisition of all of the outstanding shares of Manage.com Inc., a company with an attractive app install solution that helps advertisers acquire new customers in mobile apps. The total consideration paid was $60 million (€51.8 million) for the acquisition of shares. The acquisition was financed by available cash resources. The transaction has been accounted for as a business combination under the acquisition method of accounting. The purchase price allocation is in progress. A preliminary valuation of the fair value of Manage's assets acquired and liabilities assumed has been performed as of December 31, 2018, resulting in the identification of technology and customer relationships assets of $9.8 million (€8.4 million) and $7.3 million (€6.3 million), respectively, and related deferred tax liability of $4.4 million (€3.8 million). Provisional goodwill amounted to $45.6 million (€39.3 million), subject to post-closing working capital adjustments. Once this valuation analysis is finalized, the estimate of the fair value of the assets acquired and liabilities assumed may be adjusted. The Company will finalize these amounts no later than one year from the acquisition date. In addition, acquisition costs amounting to $1.0 million (€0.9 million) were fully expensed as incurred.

On August 3, 2018, we completed the acquisition of all of the outstanding shares of Storetail Marketing Services SAS, a pioneering retail media technology platform that enables retailers to monetize native placements on their ecommerce sites on a CPM basis. The total consideration paid for the acquisition was €41.3 million composed as follows : €37.7 million financed by available cash resources at the acquisition date and €3.6 million as deferred consideration, due at the end of a 2 year period. The transaction has been accounted for as a business combination under the acquisition method of accounting. The purchase price allocation is in progress. A preliminary valuation of the fair value of Storetail's assets acquired and liabilities assumed has been performed as of December 31, 2018, mainly resulting in the identification of a technology and related marketing solution of €12.2 million and, related deferred tax liability of €3.6 million. Provisional goodwill amounted to €27.8 million.

Annex C-44

Once this valuation analysis is finalized, the estimate of the fair value of the assets acquired and liabilities assumed may be adjusted. The Company will finalize these amounts no later than one year from the acquisition date. In addition, acquisition costs amounting to €0.6 million of were fully expensed as incurred.

On November 9, 2016, Criteo Corp., the Group's U.S. subsidiary, completed the acquisition of all of the outstanding shares of Hooklogic, a New York-based company connecting many of the world's largest ecommerce retailers with consumer brand manufacturers. The total consideration paid was €225.9 million ($249.0 million) following a price adjustment for working capital in 2017. The acquisition was financed by (i) a €68.3 million ($75.0 million) amount drawn on the Revolving Credit Facility entered into in September 2015 and (ii) a €157.6 million ($174.0 million) amount financed by available cash resources. As a result of the purchase price allocation, technology of $15.1 million (€13.7 million), customer relationships of $78.3 million (€71.0 million) and related deferred tax liability of $32.1 million (€29.1 million) were identified. Residual goodwill was recognized for $188.6 million (€157.2 million). Acquisition costs amounting to $2.2 million (€2.0 million) were expensed as incurred.

As at December 31, 2016, 2017 and 2018, the Company did not recognize any goodwill impairment as the recoverable value of the cash generating unit exceeded significantly its carrying value.

Annex C-45

Note 14 – Intangible assets

Changes in net book value during the presented periods are summarized below:

(In thousands of euros)	Software	Technology and customer relationships	Construction in Progress	Total
Balance at January 1, 2017	10,804	85,445	1,408	97,657
Additions to intangible assets	4,087	—	5,558	9,645
Amortization expense	(6,406)	(17,672)	—	(24,078)
Change in consolidation scope	—	11,359	—	11,359
Currency translation adjustment	(8)	(14,324)	(19)	(14,351)
Transfer into service	2,491	—	(2,491)	—
Balance at December 31, 2017	10,968	64,808	4,456	80,232

- Gross value at end of period	28,165	95,386	4,456	128,007
- Accumulated depreciation and impairment at end of period	(17,197)	(30,578)	—	(47,775)

Balance at January 1, 2018	10,968	64,808	4,456	80,232
Additions to intangible assets	—	—	9,684	9,684
Disposal	—	—	(16)	(16)
Amortization expense	(8,036)	(13,465)	—	(21,501)
Change in consolidation scope	—	27,184	16	27,200
Currency translation adjustment	2	2,239	7	2,248
Transfer into service	8,652	—	(8,652)	—
Balance at December 31, 2018	11,586	80,766	5,495	97,847

- Gross value at end of period	36,822	125,673	5,495	167,990
- Accumulated depreciation and impairment at end of period	(25,236)	(44,907)	—	(70,143)
Additions to software consist mainly of capitalization of internally developed internal-use software and IT licenses.
Additions to technology and customer relationships relate to a preliminary valuation of Storetail and Manage identified intangibles, as the purchase price allocation is in progress as of December 31, 2018 (classified under "Change in consolidation scope", refer to Note 4 - Significant events and Transactions of the period). Amortization on technology and customer relationships relates to HookLogic, Storetail and Manage intangibles resulting from business combinations.
The average life of software is 3 years. The average life of technology and customer relationships consist of identified intangible assets arising from HookLogic, Storetail and Manage business combinations is between 3 and 9 years.

Annex C-46

Note 15 – Property, Plant and Equipment

Changes in net book value during the presented periods are summarized below:

(In thousands of euros)	Fixtures and fittings	Furniture and equipment	Construction in progress	Total

Balance at January 1, 2017	17,231	73,761	12,016	103,008
Additions to tangible assets	6,287	52,772	40,264	99,323
Disposal of tangible assets	(100)	(1,098)	—	(1,198)
Amortization expense	(5,600)	(52,957)	—	(58,557)
Change in consolidation scope	—	—	—	—
Currency translation adjustments	(1,669)	(4,951)	(1,101)	(7,721)
Transfer into service	2,418	24,479	(26,897)	—
Balance at December 31, 2017	18,567	92,006	24,282	134,855

- Gross value at end of period	28,774	221,405	24,282	274,461
- Accumulated depreciation and impairment at end of period	(10,207)	(129,399)	—	(139,606)

Balance at January 1, 2018	18,567	92,006	24,282	134,855
Additions to tangible assets	911	23,509	64,977	89,397
Disposal of tangible assets	(16)	(152)	(24)	(192)
Amortization expense	(5,104)	(61,124)	—	(66,228)
Change in consolidation scope	22	89	—	111
Currency translation adjustments	502	1,937	326	2,765
Transfer into service	1,611	70,196	(71,807)	—
Balance at December 31, 2018	16,493	126,461	17,754	160,708

- Gross value at end of period	31,842	319,907	17,754	369,503
- Accumulated depreciation and impairment at end of period	(15,349)	(193,446)	—	(208,795)
The increase in property plant and equipment (gross book value and accumulated depreciation) mainly includes server equipment in the French, American and Japanese subsidiaries where the Company’s data centers are located.
Note 16 – Non-Current Financial Assets
Non-current financial assets are mainly composed of (i) an interest-bearing bank deposit amounting to €6.3 million, which is pledged to the benefit of a bank in order to secure the first-demand bank guarantee in connection with our headquarters premises, and (ii) guarantee deposits for office rentals in France, Spain, the United Kingdom, the United States, Japan and Singapore.

Annex C-47

Note 17 - Trade Receivables

The following table shows the breakdown in trade receivables net book value for the presented periods:

(In thousands of euros)	December 31, 2016	December 31, 2017	December 31, 2018
Trade accounts receivables	387,864	421,010	436,524
Less allowance for doubtful accounts	(11,002)	(17,359)	(22,637)
Net book value at end of period	376,862	403,651	413,887
Changes in allowance for doubtful accounts are summarized below:

(In thousands of euros)	December 31, 2016	December 31, 2017	December 31, 2018
Balance at beginning of period	(5,753)	(11,002)	(17,359)
Provision for doubtful accounts	(8,946)	(11,810)	(14,964)
Reversal of provision	4,034	4,275	10,129
Change in consolidation scope	(201)	—	(132)
Currency translation adjustment	(136)	1,178	(311)
Balance at end of period	(11,002)	(17,359)	(22,637)
Note 18 – Other Current Assets

The following table shows the breakdown in other current assets net book value for the presented periods:

(In thousands of euros)	December 31, 2016	December 31, 2017	December 31, 2018
Prepayments to suppliers	2,314	2,705	3,542
Employee-related receivables	92	97	197
Taxes receivables	50,225	48,650	46,584
Other debtors	3,223	3,960	3,454
Prepaid expenses	12,938	10,198	10,738
Financial derivatives instruments	—	4,302	1,487
Gross book value at end of period	68,792	69,912	66,002
Net book value at end of period	68,792	69,912	66,002
Taxes receivables are primarily composed of VAT receivables and research tax credit receivables. Prepaid expenses mainly consist of office rental advance payments.

Annex C-48

Note 19 – Cash and Cash Equivalents
Consolidated statement of the financial position

The following table presents for each reported period, the breakdown of cash and cash equivalents :

(In thousands of euros)	December 31, 2016	December 31, 2017	December 31, 2018
Money market funds	30,061	—	—
Interest-bearing bank deposits	83,570	122,467	109,556
Cash & cash equivalents	142,816	222,825	208,720
Total Cash & cash equivalents	256,447	345,292	318,276
The short-term investments included investments in money market funds and interest–bearing bank deposits which met IAS 7 — Statement of Cash flows criteria: short-term, highly liquid investments, for which the risks of changes in value are considered to be insignificant.
Consolidated cash flow statement
The breakdown of « cash & cash equivalents » presented in the consolidated cash flow statement can be reconciled with the financial statement position as follows :

(In thousands of euros)	December 31, 2016	December 31, 2017	December 31, 2018
Cash & cash equivalents	256,447	345,292	318,276
Net cash and cash equivalents	256,447	345,292	318,276

Annex C-49

Note 20 – Revenue from Contracts with Customers

Adoption of IFRS 15, “Revenue from contracts with customers”
On January 1, 2018, we adopted IFRS 15 using the modified retrospective method. The new standard had no significant impact on our Consolidated Financial Statements.
Revenue Recognition
We sell personalized display advertisements featuring product-level recommendations either directly to clients or to advertising agencies. Historically, the Criteo model has focused solely on converting our clients' website visitors into customers, enabling us to charge our clients only when users engage with an ad we deliver, usually by clicking on it. More recently, we have expanded our solutions to address a broader range of marketing goals for our clients.
We offer two families of solutions to our commerce and brand clients:

•	Criteo Marketing Solutions allow commerce companies to address multiple marketing goals by engaging their consumers with personalized ads across the web, mobile and offline store environments.

•
Criteo Retail Media solutions allow retailers to generate advertising revenues from consumer brands, and/or to drive sales for themselves, by monetizing their data and audiences through personalized ads, either on their own digital property or on the open Internet, that address multiple marketing goals.

In conjunction with expanding our solutions, we have also started expanding our pricing models to now include a combination of cost-per-install and cost-per-impression for selected new solutions, in addition to cost-per-click.
We recognize revenues when we transfer control of promised services directly to our clients or to advertising agencies, which we collectively refer to as our clients, in an amount that reflects the consideration to which we expect to be entitled to in exchange for those services.
For campaigns priced on a cost-per-click and cost-per-install basis, we bill our clients when a user clicks on an advertisement we deliver or installs an application by clicking on an advertisement we delivered, respectively. For these pricing models, we recognize revenue when a user clicks on an advertisement or installs an application.
For campaigns priced on a cost-per-impression basis, we bill our clients based on the number of times an advertisement is displayed to an user. For this pricing model, we recognize revenue when an advertisement is displayed.
We act as principal in our arrangements because (i) we control the advertising inventory (spaces on websites) before it is transferred to our clients; (ii) we bear sole responsibility for fulfillment of the advertising promise and inventory risks and (iii) we have full discretion in establishing prices. Therefore, based on these factors, we report revenue earned and the related costs incurred on a gross basis.

Annex C-50

Disaggregation of revenue
 The following tables disclose our consolidated revenue for each geographical area for each of the reported periods. Revenue by geographical area is based on the location of advertisers’ campaigns.

(In thousands of euros)	Americas	EMEA	Asia-Pacific	Total
December 31, 2016	661,828	597,034	368,429	1,627,291
December 31, 2017	878,804	716,542	441,119	2,036,465
December 31, 2018	808,865	711,110	428,972	1,948,947
Excluding our historical solution for driving Conversion through Criteo Marketing Solution (formerly called Criteo Dynamic Retargeting), no individual solution accounted for more than 10% of total consolidated revenue for the periods presented.
Practical Expedients
We do not disclose the value of unsatisfied performance obligations for (i) contracts with an original expected length of one year or less and (ii) contracts for which we recognize revenue at the amount to which we have the right to invoice for services performed.
We generally expense sales commissions when incurred because the amortization period would have been one year or less. These costs are recorded within sales and operating expenses.

Note 21 – Common shares

The Group manages its capital to ensure that entities in the Company will be able to continue as a going concern while maximizing the return to shareholders through the optimization of the debt and equity balance.
Our capital structure consists of financial liabilities (net debt) and equity (issued capital, reserves, retained earnings and non-controlling interests).
The Group is not subject to any externally imposed capital requirements.

Annex C-51

Change in Number of Shares

Change in number of shares	Number of ordinary shares

Balance at January 1, 2017	63,978,204
Issues of shares under share option plans and free share plans (1)	2,106,893
Balance at December 31, 2017	66,085,097
Issues of shares under share option plans and free share plans (2)	1,466,247
Balance at December 31, 2018 before Storetail deferred consideration and Share repurchase program	67,551,344
Storetail deferred consideration (note 4)	156,859
Balance at December 31, 2018 after Storetail deferred consideration and before Share repurchase program	67,708,203
Share repurchase program (note 4)	(3,459,119)
Balance at December 31, 2018 after Storetail deferred consideration and after Share repurchase program	64,249,084
(1) Adopted by the Board of Directors on March 1, 2017, April 27, 2017, June 30, 2017, July 27, 2017, October 26, 2017 and December 13, 2017.
(2) Adopted by the Board of Directors on March 1, 2018, March 16, 2018, April 25, 2018, June 26, 2018, July 26, 2018, July 27, 2018, October 25, 2018 and December 12, 2018.

Annex C-52

Note 22 – Earnings Per Share
Basic Earnings Per Share
The Group calculates basic earnings per share by dividing the net income for the period attributable to shareholders of the Parent company by the weighted average number of shares outstanding.

	December 31, 2016	December 31, 2017	December 31, 2018
Net income attributable to shareholders of Criteo S.A.	74,599	81,305	75,304
Weighted average number of shares outstanding	63,337,792	65,143,036	66,456,890
Basic earnings per share	1.18	€1.25	€1.13	€
Diluted Earnings Per Share
The Group calculates diluted earnings per share by dividing the net income attributable to shareholders of the Parent company by the weighted average number of shares outstanding plus any potentially dilutive shares not yet issued from share-based compensation plans (see note 9). There were no other potentially dilutive instruments outstanding as of December 31, 2016, 2017 and 2018. Consequently all potential dilutive effects from shares are considered.
For each period presented, a contract to issue a certain number of shares (i.e. share option, share warrant, restricted share award or BSPCE contracts) is assessed as potentially dilutive, if it is “in the money” (i.e., the exercise or settlement price is inferior to the average market price).

	December 31, 2016	December 31, 2017	December 31, 2018
Net income attributable to shareholders of Criteo S.A.	74,599	81,305	75,304
Weighted average number of shares outstanding of Criteo S.A.	63,337,792	65,143,036	66,456,890
Dilutive effect of :	1,974,914	1,901,162	938,163
- Restricted share awards	1,678,229	934,213	550,736
- Share options (OSA) and BSPCE	215,752	911,616	348,566
- Share warrants (BSA)	80,933	55,333	38,861
Weighted average number of shares outstanding used to determine diluted earnings per share	65,312,706	67,044,198	67,395,053

Diluted earnings per share	1.14	€1.21	€1.12	€

Annex C-53

Note 23 – Employee Benefits

Defined Benefit Plans
According to the French law and the Syntec Collective Agreement, French employees are entitled to compensation paid on retirement.
The following table summarizes the changes in the projected benefit obligation:

(In thousands of euros)	December 31, 2016	December 31, 2017	December 31, 2018
Defined Benefit Obligation present value - Beginning of period	1,328	3,056	4,293
Service cost	474	1,090	1,431
Finance cost	33	58	73
Actuarial losses (gains)	1,205	89	(1,046)
Change in consolidation scope	16	—	84
Defined Benefit Obligation present value - End of period	3,056	4,293	4,835
The Company does not hold any plan assets for any of the periods presented. The reconciliation of the changes in the present value of projected benefit obligation with the Consolidated Statement of Income for the presented periods is illustrated in the following table:

(In thousands of euros)	December 31, 2016	December 31, 2017	December 31, 2018
Service cost	(474)	(1,090)	(1,431)
- Research and development expenses	(191)	(550)	(715)
- Sales and operations expenses	(130)	(220)	(274)
- General and administrative expenses	(153)	(320)	(442)
Finance cost	(33)	(58)	(73)
- Finance income (expense)	(33)	(58)	(73)
Actuarial (losses) gains	(1,205)	(89)	(1,046)
- Other comprehensive (loss) income	(1,205)	(89)	(1,046)
The main assumptions used for the purposes of the actuarial valuations are listed below:

	December 31, 2016	December 31, 2017	December 31, 2018
Discount rate (Corp AA)	1.90%	1.70%	2.10%
Expected rate of salary increase	5.00%	5.00%	5.00%
Expected rate of social charges	49% - 51%	49% - 50%	49% - 50%
Estimated retirement age	Progressive table	Progressive table	Progressive table
Life table	TH-TF 2000-2002 shifted	TH-TF 2000-2002 shifted	TH-TF 2000-2002 shifted
Staff turnover assumptions	0 - 10,5%	0 - 10,5%	0 - 10,5%

Annex C-54

Defined Contribution Plans
The total expense represents contributions payable to these plans by us at specified rates.

(In thousands of euros)	December 31, 2016	December 31, 2017	December 31, 2018
Defined contributions plans included in personnel expenses	(9,993)	(12,711)	(14,324)

Note 24 – Financial Liabilities
The changes in current and non-current financial liabilities during the periods ended December 31, 2018 are illustrated in the following schedules:

(In thousands of euros)	December 31, 2017	New borrowings	Repayments	Change in scope	Other (2)	Currency translation adjustment	December 31, 2018
Borrowings (1)	1,499	—	—	1,066	(781)	—	1,784
Other financial liabilities	300	—	—	—	75	15	390
Non current portion	1,799	—	—	1,066	(706)	15	2,174
Borrowings (1)	818	—	(817)	—	781	—	782
Other financial liabilities	432	—	(254)	—	(75)	4	107
Current portion	1,250	—	(1,071)	—	706	4	889
Borrowings (1)	2,317	—	(817)	1,066	—	—	2,566
Other financial liabilities	732	—	(254)	—	—	19	497
Total	3,049	—	(1,071)	1,066	—	19	3,063
(1) includes accrued interest
(2) Includes reclassification from non-current to current portion based on maturity of financial liabilities

We are party to several loan agreements and revolving credit facilities, or RCF, with third-party financial institutions. Our loans and RCF agreements are presented in the table below:

Date	Nominal / Authorized amounts (in thousands of euros)	Amount drawn	Balance as of December 31, 2018 (in thousands of euros)	Interest rate	Settlement date

BPI loan
February 20, 2014	N/A	N/A	1500 €	Fixed: 2,09%	May 2021
	N/A	N/A	861 €	—	2023 and after
Other loans
	N/A	N/A	148 €	—	2024
Bank syndicate RCF
September 24, 2015	350 000 €	—	—	Floating rate : EURIBOR/LIBOR + margin depending on leverage ratio	Mars 2022

Annex C-55

In September 2015, Criteo entered into a five year revolving credit facility for general corporate purposes, including acquisitions, for a maximum amount of €250 million, with a bank syndicate composed of Natixis (coordinator and documentation agent), Le Credit Lyonnais (LCL) (facility agent), HSBC France, Société Générale Corporate & Investment Banking and BNP Paribas (each acting individually as bookrunners and mandated lead arrangers). In 2017, this agreement was amended by, among other things, increasing the amount of facility from €250.0 million to €350.0 million and extending the term of the contract from 2020 to 2022. This multi-currency revolving credit facility bears interest rate at Euribor or the relevant Libor plus a margin to be adjusted on the basis of the leverage ratio. As of December 31, 2016, €68.0 million ($75.0) million had been drawn. This amount was re-paid in full during the second quarter of 2017 resulting in a nil balance as of December 31, 2017. As of December 31, 2017 and 2018 the Group had not drawn on any of these facilities.
In February 2014, Criteo entered into an agreement with Bpifrance Financement (French Public Investment Bank) to support its development. This is a fixed rate seven-year term loan for €3.0 million which will be amortized quarterly after a two-year grace period. As of December 31, 2018, the amount outstanding was €1.5 million.
All of these loans are unsecured and contain customary events of default but do not contain any affirmative, financial or negative covenants, with the exception of the September 2015 revolving credit facility which contains covenants, including compliance with a total net debt to adjusted EBITDA ratio and restrictions on the incurrence of additional indebtedness. At December 31, 2018, we were in compliance with the required leverage ratio.

Annex C-56

Note 25 – Net debt

The company net debt is calculated by offsetting the cash and cash equivalents from the financial liabilities.
As shown in note 5 and 19, the market risk is monitored by management, who define the management policy regarding the consolidated net debt in terms of liquidity, interest rates, exchange rates and counterparty risk for the upcoming months and analyzes the previous events (realized transactions, financial results).
The following tables show the maturity and allocation by currency of our financial liabilities and cash and cash equivalents.
Net debt by maturity

(In thousands of euros)	Carrying value	Maturity
		2019	2020	2021	2022	2023
Borrowings (1)	2,566	784	809	509	234	230
Other financial liabilities	497	105	392	—	—	—
Financial liabilities	3,063	889	1,201	509	234	230
Cash and cash equivalents	(318,276)	(318,276)	—	—	—	—
Net financial debt	(315,213)	(317,387)	1,201	509	234	230
(1) includes accrued interest
Net debt by currency

(In thousands of euros)	Carrying value	Currency
		EUR	GBP	USD	JPY	KRW	Others
Borrowings (1)	2,566	2,566	—	—	—	—	—
Other financial liabilities	497	—	—	497	—	—	—
Financial liabilities	3,063	2,566	—	497	—	—	—
Cash and cash equivalents	(318,276)	(204,279)	(6,385)	(48,304)	(21,924)	(19,677)	(17,707)
Net financial debt	(315,213)	(201,713)	(6,385)	(47,807)	(21,924)	(19,677)	(17,707)
(1) includes accrued interest

Annex C-57

Note 26 – Contingencies

(In thousands of euros)	Provision for employee related litigation	Other provisions	Total

Balance at January 1, 2017	464	157	621
Charges	340	1,012	1,352
Provision used	(201)	—	(201)
Provision released not used	(113)	(82)	(195)
Currency translation adjustments	(32)	(46)	(78)
Balance at December 31, 2017	458	1,041	1,499
Charges	275	1,583	1,858
Provision used	(152)	(331)	(483)
Provision released not used	(342)	(244)	(586)
Currency translation adjustments	(23)	40	17
Balance at December 31, 2018	216	2,089	2,305
Of which current	216	2,089	2,305
The amount of the provisions represent management’s best estimate of the future outflow. Provisions are mainly in relation to employee-related litigation and other operating provisions.

Note 27 – Other current liabilities
Other current liabilities are presented in the following table:

(In thousands of euros)	December 31, 2016	December 31, 2017	December 31, 2018
Clients' prepayments	8,705	27,929	20,534
Employee-related payables	53,007	55,214	57,536
Taxes payable	41,616	47,896	47,433
Accounts payable relating to capital expenditures	14,689	25,853	18,961
Other creditors	2,316	395	1,111
Deferred revenues	2,961	589	544
Total	123,294	157,876	146,119
The changes in "Clients' prepayments" mainly related to the customers' cash advances for the Criteo Retail Media travel business disposed in the first quarter of 2018. The changes in "Accounts payable relating to capital expenditures" mainly related to significant data centers equipment acquired.

Annex C-58

Note 28 – Commitments and contingencies

Future payment obligations under non-cancellable operating leases as of December 31, 2018 are listed below:

(In thousands of euros)	Less than 1 year	1 to 5 years	5 years +	Total

Property leases
Minimum payments for property leases at December 31, 2018	29,474	63,550	23,991	117,015

Hosting services
Minimum for hosting services at December 31, 2018	40,986	32,512	—	73,498
Operating Lease Expenses
Operating lease expenses relating to our offices totaled €29.0 million, €31.4 million and €32.1 million for the years ended December 31, 2016, 2017, and 2018, respectively.
Hosting costs totaled €37.9 million, €51.3 million, and €46.4 million for the years ended December 31, 2016, 2017, and 2018, respectively.

Purchase Obligations
As of December 31, 2018, we had €16.6 million of other non-cancellable contractual obligations, primarily related to software licenses and maintenance.

Revolving Credit Facilities, Credit Lines Facilities and Bank Overdrafts
As mentioned in Note 24, Criteo is party to an RCF with a syndicate of banks which allow us to draw up to €350.0 million as of December 31, 2018. As of December 31, 2016, €71.1 million ($75.0 million had been drawn). This amount was re-paid in full during the second quarter of 2017 resulting in a nil balance as of December 31, 2017.
We are also party to short-term credit lines and overdraft facilities with HSBC plc, BNP Paribas and LCL. We are authorized to draw up to a maximum of €21.5 million in the aggregate under the short-term credit lines and overdraft facilities. As of December 31, 2018, we had not drawn on any of these facilities. Any loans or overdraft under these short-term facilities bear interest based on the one month EURIBOR rate or three month EURIBOR rate. As these facilities are exclusively short-term credit and overdraft facilities, our banks have the ability to terminate such facilities on short notice.

Annex C-59

Note 29 – Related Parties

During its meeting on December 17, 2015, the Board of Directors decided to separate the functions of Chairman of the Board and Chief Executive Officer. Effective January 1, 2016, Jean-Baptiste Rudelle became Executive Chairman and Eric Eichmann was appointed Chief Executive Officer. In the exercise of his responsibilities, Mr. Eichmann was assisted by Benoit Fouilland, Chief Financial Officer, and Romain Niccoli, Chief Product Officer.
On October 26, 2016, Romain Niccoli resigned as Chief Product Officer, with effect from December 31, 2016.
On March 1, 2017, Mollie Spilman, Chief Operating Officer, and Dan Teodosiu, Chief Technical Officer were appointed Executive Officers.
On April 25, 2018, the Board appointed Jean-Baptiste Rudelle, the Executive Chairman of Criteo S.A., as the Company's Chairman and Chief Executive Officer.
On June 19, 2018 Criteo S.A. entered into a transition and separation agreement with Mr. Eric Eichmann, the Company's former Chief Executive Officer, pursuant to which Mr. Eichmann's Management Agreement with the Company has been terminated, effective as of April 25, 2018 and Mr. Eichmann will continue employment with the Company in a non-executive capacity as advisor to the Chief Executive Officer to assist with transition duties from April 25, 2018 to August 31, 2018.
The Executive Officers as of December 31, 2018 were:
•Jean-Baptiste Rudelle - Executive Chairman
•    Benoit Fouilland - Chief Financial Officer
•    Mollie Spilman - Chief Operating Officer
•Dan Teodosiu - Chief Technical Officer
Total compensation for the Executive Officers, including social contributions, is summarized in the following table:

(In thousands of euros)	December 31, 2016	December 31, 2017	December 31, 2018
Short-term benefits (1)	(2,489)	(2,961)	(3,743)
Long-term benefits (2)	(175)	(114)	(40)
Share-based compensation	(6,468)	(10,449)	(6,787)
Total	(9,132)	(13,524)	(10,570)
1) Wages, bonuses and other compensations
2) Pension defined benefit plan

For the year ended December 31, 2016, 2017 and 2018, there were no material related party transactions.

Annex C-60

Note 30 – Subsequent Events

On February 8, 2019, the Board acknowledged the share capital decrease resulting from the cancellation of 1,594,288 shares bought back in accordance with the share buy-back program.
There are no other significant events that require adjustments or disclosure in the Consolidated Financial Statements.

Annex C-61

APPENDIX A
2016 STOCK OPTION PLAN
Please note that because we are a French company, the full text of the 2016 Stock Option Plan included in this Appendix A has been translated from French. In the case of any discrepancy between this version and the French version, the French version will prevail.

SUMMARY

1.	Purpose of the Plan	3

2.	Definitions	3

3.	Shares Subject to the Plan	7
	(a) Number of Shares Available for Grants.	7

4.	Administration of the Plan	7
	(a) General	8
	(b) Powers of the Administrator	8
	(c) Effect of Administrator’s Decision	9

5.	Limitations	9

6.	Term of Plan	10

7.	Term of Options	10

8.	Option Exercise Price and Consideration	10
	(a) Subscription or Purchase Price	10
	(b) Prohibition on Repricing	11
	(c) Vesting Period, Minimum Vesting Period and Exercise Dates.	11
	(d) Form of Consideration	11

9.	Exercise of Options	12
	(a) Procedure for Exercise; Rights as a Shareholder	12
	(b) Optionee’s Continuous Status as a Beneficiary in the event of an Agreed Leave of More Than Three Months	13
	(c) Termination of the Optionee’s Continuous Status as Beneficiary	13
	(d) Disability of Optionee	13

10.	Non-Transferability of Options	14

11.	Adjustments Upon Changes in Capitalization, Dissolution	14
	(a) Changes in Capitalization	14
	(b) Dissolution or Liquidation	14

12.	Change in Control	15
	(a) Assumption or Substitution of Options	15
	(b) Cashout of Options	16

Appendix A-1

	(c) Plan Binding on Successors	16

13.	Grant	16

14.	Amendment, Modification and Termination of the Plan	17
	(a) Amendment and Termination	17
	(b) Shareholders’ approval	17
	(c) Effect of amendment or termination	17

15.	Clawback	17

16.	U.S. Beneficiaries, Conditions Upon Issuance of Shares	17
	(a) Legal Compliance	17
	(b) Investment Representations	17

17.	Liability of Company	18

18.	Shareholder Approval	18

19.	Law, Jurisdiction	18

Exhibit A - Stock Option Grant Agreement
Part I - Notice of Stock Option Grant
Part II - Terms and Conditions

Appendix A-2

CRITEO
2016 STOCK OPTION PLAN

1.	Purpose of the Plan
Pursuant to its decision, taken on April 7, 2016 as approved by the Company's combined shareholders' general meeting of June 29, 2016, the Board decided, in compliance with the provisions of articles L. 225-177 et. seq. of the French Commercial Code, to adopt the 2016 stock option plan of the Company (the “Criteo 2016 Stock Option Plan”), the terms and conditions of which are set out below.
The purpose of the Plan is to:

•	attract and retain the best available personnel for positions of substantial responsibility;

•	provide additional incentive to Beneficiaries; and

•	promote the success of the Company’s business.
Options granted under the Plan to U.S. Beneficiaries are intended to be Incentive Stock Options or Non-Statutory Stock Options, as determined by the Administrator at the time of grant of an Option, and shall comply in all respects with Applicable Laws in order that they may benefit from available tax advantages.

2.	Definitions
(a)“Administrator” means the Board, which shall administer the Plan in accordance with Section 4 of the Plan.
(b)“Affiliated Company” means an entity which conforms with the criteria set forth in article L. 225-180 of the French Commercial Code as follows:

•	entities of which at least ten per cent (10%) of the share capital or voting rights is held directly or indirectly by the Company;

•	entities which own directly or indirectly at least ten per cent (10%) of the share capital or voting rights of the Company; and

•
entities of which at least fifty per cent (50%) of the share capital or voting rights is held directly or indirectly by a company which owns directly or indirectly at least fifty percent (50%) of the share capital or voting rights of the Company.

(c)“Agreed Leave” means any leave of absence having received a prior approval from the Company or, in the case of a U.S. Beneficiary, requiring no prior approval under U.S. laws or, in the case of a U.K. Beneficiary, requiring no prior approval under applicable U.K. laws. Leaves of absence requiring prior approval from the Company shall include leaves of more than

Appendix A-3

three (3) months for illness or conditions about which the employee has advance knowledge, military leave, and any other personal leave. For purposes of U.S. Beneficiaries and Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute contract or Company policies. If reemployment upon expiration of an Agreed Leave is not so guaranteed, on the 91st day of such leave any Incentive Stock Option held by a U.S. Beneficiary shall cease to be treated as an Incentive Stock Option and shall be treated for U.S. tax purposes as a Non-Statutory Stock Option. Agreed Leave shall not include any absence considered as effective working time, such as maternity leave of whatever duration, which shall also not terminate the employment relationship between the Beneficiary and the Company or any Affiliated Company.
(d)“Applicable Laws” means for the U.S., the legal requirements related to the administration of stock option plans under federal and state corporate and securities laws and the Code in force in the United States of America.
(e)“Beneficiary” means the chairman of the board of directors (président du conseil d’administration), the general manager (directeur général) and the deputy general managers (directeurs généraux délégués) or, as the case may be, the chairman and the members of the management board (président et membres du directoire) of the Company as well as any individual employed by the Company or by any Affiliated Company under the terms and conditions of an employment contract, it being specified that a term of office of director of the Company or director of an Affiliated Company (remunerated or not) shall not be deemed to constitute an employment relationship.
(f)“Board” means the board of directors of the Company.
(g)“Change in Control” means (i) a merger (fusion) of the Company with or into another corporation, other than to another corporation, entity or person in which the holders of at least a majority of the voting rights and share capital of the Company outstanding immediately prior to such transaction continue to hold (either by such shares remaining outstanding in the continuing entity or by being converted into shares of voting rights and share capital of the surviving entity) a majority of the total voting rights and share capital of the Company (or the surviving entity) outstanding immediately after such transaction (an “Excluded Entity”), or (ii) the sale (vente) or other form of transfer by one or several shareholders of the Company to any person or group of persons of a number of Shares such that the transferee(s) shall own a majority of the voting rights and share capital of the Company, or (iii) the sale, lease or other disposition, in a single transaction or in a series of related transactions, of all or substantially all of the assets of the Company other than to (1) a corporation or other entity of which at least a majority of its combined voting rights and share capital is owned directly or indirectly by the Company or (2) an Excluded Entity.
(h)“Code” means the United States Internal Revenue Code of 1986, as amended.
(i)“Company” means CRITEO, a société anonyme organized under the laws of the Republic of France, having its registered office located at 32 rue Blanche, 75009 Paris, France and registered with the trade and companies registry under number 484 786 249 RCS Paris.

Appendix A-4

(j)“Continuous Status as a Beneficiary” means as regards the chairman of the board of directors, the general manager, the deputy general manager(s) or, as the case may be, the chairman and the members of the management board, that the term of their office has not been terminated and, as regards an employee, that the employment relationship between the Beneficiary and the Company or any Affiliated Company is not terminated. Continuous Status as a Beneficiary shall not be considered terminated in the case of an (i) Agreed Leave or (ii) transfers between locations of the Company or between the Company or any Affiliated Company or the contrary or also from an Affiliated Company to another Affiliated Company.
(k)“Date of Grant” means the date of the decision of the Board to grant the Options.
(l)“Disability” means a disability declared further to a medical examination provided for in article R. 4624-21 of the French Labour Code or pursuant to any similar provision applicable to a foreign Affiliated Company or Beneficiary.
(m)“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.
(n)“Fair Market Value” means the value for one Share as determined in good faith by the Administrator, according to the following provisions, as provided in the Shareholder Authorization:

(i)
the Board may determine the subscription or purchase price of a share by reference to the closing sales price of one American Depositary Share representing one Share (“ADS”) on the Nasdaq Global Market for the day prior to the day of the decision of the Board to grant the Options, converted to Euros in the manner established by the Board. However, the purchase or subscription price shall in no case be less than ninety five per cent (95%) of the average of the closing sales price for an ADS as quoted on said stock exchange market during the twenty market trading days prior to the day of the Board's decision to grant the Options,

(ii)
for U.S. Beneficiaries, the subscription or purchase price shall not be less than the fair market value of the Shares on the Date of Grant, determined as follows (a) if the Shares, or ADSs representing the Shares. are listed or quoted for trading on an exchange, the value will be deemed to be the closing sales price of the Shares or ADSs, as applicable, on the principal exchange upon which such securities are traded or quoted on the day prior to the day of the decision of the Board to grant the Options, provided, if such date is not a trading day, on the last market trading day prior to such date; and (b) if the Shares or ADSs representing the Shares are not listed or quoted for trading on an exchange, the fair market value of the Shares as determined by the Board, consistent with the requirements of Section 422 with respect to Incentive Stock Options, and Section 409A of the Code with respect to Options not intended to be Incentive Stock Options,

Appendix A-5

Except as provided in Sections 11 and 12 of the Plan, the subscription or purchase price of Shares shall not be modified during the period in which the Option may be exercised. However, if the Company carries out any of the actions mentioned in article L. 225-181 of the French Commercial Code, it must take all necessary measures to protect Optionees’ interests in accordance with article L. 228-99 of the French Commercial Code. In the case of issuance of securities giving access to the share capital (valeurs mobilières donnant accès au capital), as well as in case of Company’s merger or scission, the Board may decide, for a limited period of time, to suspend the exercisability of the Options.

(o)“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.
(p) “Non-Statutory Stock Option” means an Option which does not qualify as an Incentive Stock Option.
(q)“Notice of Grant” means a written notice evidencing the main terms and conditions of an individual Option grant. The Notice of Grant is part of the Option Agreement.
(r)“Option” means an option to purchase or subscribe for Shares granted pursuant to the Plan.
(s)“Optionee” means a Beneficiary who holds at least one outstanding Option.
(t)“Option Agreement” means a written agreement entered into between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.
(u)“Parent” means a “parent corporation”, whether now or hereafter existing, as defined in Section 424(e) of the Code.
(v)“Plan” means the Criteo 2016 Stock Option Plan as approved by the Board on April 7, 2016.
(w)“Share” means one ordinary share (action ordinaire) of the Company.

Appendix A-6

(x)“Shareholders Authorization” means the authorization given by the shareholders of the Company in the extraordinary general meeting held on June 29, 2016, as increased, amended or replaced from time to time by a further general meeting of the shareholders permitting the Board to grant Options.
(y)“Share Capital” means the issued and paid up capital of the Company.
(z)“Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.
(aa)“U.K. Beneficiary” means a Beneficiary of the Company or an Affiliated Company residing in the U.K. or otherwise subject to U.K. laws, regulations or taxation.
(ab)“U.S. Beneficiary” means a Beneficiary of the Company or an Affiliated Company residing in the United States or otherwise subject to United States’ laws, regulations or taxation.

3.	Shares Subject to the Plan
(a)Number of Shares Available for Grants.

(i)
Subject to the provisions of Sections 11 and 12 of the Plan, the maximum aggregate number of Shares which may be optioned and issued under the Plan shall not exceed the number of shares remaining available for issuance under the Shareholders Authorization. For Incentive Stock Options, the maximum number of Shares which may be optioned and issued is equal to 4,600,000. The Shares optioned and issued under the Plan may be newly issued Shares, treasury Shares or Shares purchased on the open market.

(ii)	Except as provided in Section 11(a), no Beneficiary shall be granted, within any fiscal year of the Company, Options in respect of more than 1,570,000 Shares.

(iii)
Should the Option expire or become unexercisable for any reason without having been exercised in full, the unsubscribed Shares which were subject thereto shall, unless the Plan shall have been terminated, become available again for future grant under the Plan.

(iv)	Shares may not be withheld by the Company as full or partial payment in connection with any Option under the Plan or to satisfy the tax withholding obligations related to an Option under the Plan.

4.	Administration of the Plan
(a)General.
The Plan shall be administered by the Administrator.

Appendix A-7

(b)Powers of the Administrator.
Subject to the provisions of the French Commercial Code, the Shareholders Authorization, the Plan, and the Applicable Laws, the Administrator shall have the authority, in its discretion:

(i)	to determine the Fair Market Value of the Shares, in accordance with Section 2(n) of the Plan;

(ii)	to determine the Beneficiaries to whom Options may be granted hereunder;

(iii)	to select the Beneficiaries and determine whether and to what extent Options are granted hereunder;

(iv)	to approve or amend forms of agreement for use under the Plan;

(v)
to determine the terms and conditions of any Options granted hereunder, consistent with Plan terms. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine with the exception of the exercise price; it being specified that the Administrator’s discretion remains subject to the rules and limitations set forth in this Plan and in the French Commercial Code;

(vi)	to construe and interpret the terms of the Plan and Options granted pursuant to the Plan;

(vii)
to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

(viii)
to modify or amend each Option (subject to the provisions of Section 14(c) of the Plan), including the discretionary authority to extend the post-termination exercise period of Options after the termination of the employment agreement or the end of the term of office, longer than is otherwise provided for in the Plan, but in no event beyond the original Option term;

Appendix A-8

(ix)	to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option previously granted by the Administrator;

(x)	to determine the terms and restrictions applicable to Options; and

(xi)	to make all other determinations deemed necessary or appropriate for administering the Plan.
(c)Effect of Administrator’s Decision.
The Administrator’s decisions, determinations and interpretations shall be final and binding on all Optionees.

5.	Limitations
(a)U.S. Beneficiaries.

(i)
In the case of U.S. Beneficiaries, each Option shall be designated in the Notice of Grant either as an Incentive Stock Option or as a Non-Statutory Stock Option. Incentive Stock Options may only be granted to Beneficiaries of the Company or a Subsidiary who meet the definition of “employees” under Section 3401(c) of the Code.

(ii)
The aggregate Fair Market Value of the Shares covered by Incentive Stock Options granted under the Plan or any other stock option program of the Company (or any Parent or subsidiary of the Company) that become exercisable for the first time in any calendar year shall not exceed U.S. $100,000. To the extent the aggregate Fair Market Value of such Shares exceeds U.S. $100,000, the Options covering those Shares the Fair Market Values of which causes the aggregate Fair Market Value of all such Shares to be in excess of U.S. $100,000 shall be treated as Non-Statutory Stock Options. Incentive Stock Options shall be taken into account in the order in which they were granted, and the aggregate Fair Market Value of the Shares shall be determined as of the Date of the Grant.

(iii)
Non-Statutory Stock Options granted to U.S. Beneficiaries may only be granted to Beneficiaries in respect of whom the Company is an "eligible issuer of service recipient stock" and the shares are "service recipient stock", each within the meaning of Section 409A of the Code.

(b)The Options are governed by articles L. 225-177 and following of the French Commercial Code. They are not part of the employment agreement or of the office which has allowed the Optionee to be granted the Option. Neither do they constitute an element of the Optionee’s remuneration. Neither the Plan nor any Option shall confer upon an Optionee any right with respect to continuing the Optionee’s employment or his term of office with the Company or any Affiliated Company, nor shall they interfere in any way with the Optionee’s right

Appendix A-9

or the Company’s or Affiliated Company’s right, as the case may be, to terminate such employment or such term of office at any time, with or without cause.

(c)Other than as expressly provided hereunder, no member of the Board or of the supervisory board (in the event of change of management formula of the Company) or of an equivalent management body of an Affiliated Company shall be as such eligible to receive Options under the Plan.

6.	Term of Plan
Subject to the approval of the shareholders of the Company in accordance with Section 17 of the Plan, the Plan shall be effective and Options may be granted as of June 29, 2016 (the “Effective Date”). The Plan has been adopted by the Board on April 7, 2016. It shall continue in effect until the tenth (10th) anniversary of the Effective Date or until all Shares subject to the Plan have been purchased according to the provisions of the Plan, unless terminated earlier under Section 14 of the Plan.

7.	Term of Options
The term of each Option shall be stated in the Notice of Grant as ten (10) years from the Date of Grant, in accordance with the Shareholders Authorization or, in case of death or Disability of the Optionee during such ten (10)-year period, six (6) months from the death or Disability of the Optionee in accordance with French law, provided that such six (6) month period shall not extend the term of the Option beyond the original ten (10) year period.

8.	Option Exercise Price and Consideration
(a)Subscription or Purchase Price.
The per Share subscription or purchase price for the Shares to be issued or sold pursuant to exercise of an Option shall be determined by the Administrator on the basis of the Fair Market Value.

i.
In the case of an Incentive Stock Option granted to a U.S. Beneficiary who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting rights of all classes of stock of the Company or any Parent or Subsidiary of the Company and, to the extent such Beneficiary is permitted by the French Commercial Code to receive Option grants, the per Share subscription or purchase price shall be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the Date of Grant as defined in Section 2(n)(ii);

Appendix A-10

ii.
In the case of a Non-Statutory Stock Option or Incentive Stock Option, not covered by Section 8(a) above, granted to any U.S. Beneficiary, the per Share subscription or purchase price shall be no less than one hundred percent (100%) of the Fair Market Value per Share on the Date of Grant as defined in Section 2(n)(ii).

(b)Prohibition on Repricing.
Subject to limitations imposed by Section 409A of the Code, Applicable Laws and the French Commercial Code and except as provided in Sections 11 and 12 of the Plan, in no event shall the subscription or purchase price with respect to an Option be reduced following the Date of Grant of an Option, nor shall an Option be cancelled in exchange for a replacement Option with a lower exercise price or cash payment without shareholder approval.
(c)    Vesting Period, Minimum Vesting Period and Exercise Dates.

(i)
At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised. In so doing, the Administrator may specify that an Option may not be exercised until the completion of a service period in the Company or an Affiliated Company. Any Option granted hereunder shall provide for a vesting period of at least one (1) year following the Date of Grant.

(ii)
Notwithstanding anything set forth in Section 8(c)(i) to the contrary, Options representing a maximum of five percent (5%) of the Shares reserved for issuance under Section 3(a) may be granted hereunder (or may be subject to accelerated vesting) without any minimum vesting condition.

(d)     Form of Consideration.
The consideration to be paid for the Shares to be issued or purchased upon exercise of Options, including the method of payment, shall be determined by the Administrator. Unless otherwise provided in the Option Agreement, such consideration shall consist entirely of an amount in Euro or U.S. dollars corresponding to the exercise price which shall be paid by wire transfer.
Where the exercise of an Option would lead the Company to be liable for any payment, whether due to fees, taxes or to charges of any nature whatsoever, in place of the Optionee, such Option shall be deemed duly exercised when the full payment for the Shares with respect to which the Option is exercised by the Optionee and the Optionee provides the Company with either the receipt stating the payment by the Optionee of any such fee, tax or charge, as above described that would otherwise be paid by the Company upon exercise of the Option, in place of the Optionee or, the full payment, under the same conditions, of any amount due upon the exercise of the Option to be borne by the Company.

Appendix A-11

(e)    Where the Company (or any Affiliated Company) is required, as a result of the exercise of an Option, to pay or account for any amount of U.K. tax or U.K. class 1 primary national insurance contributions, it shall be a condition of exercise of the relevant Option that the relevant Beneficiary shall, at the time of exercise, have remitted to the Company in cleared funds an amount equal to the liability to pay U.K. income tax or U.K. class 1 primary national insurance contributions or have entered into such other arrangements with the Company or the relevant Affiliated Company to discharge such liability as the Company may in its absolute discretion approve.
As a condition of grant of an Option hereunder, each Beneficiary agrees to pay to the Company or any Affiliated Company an amount equal to the Company or the Affiliated Company’s liability to pay class 1 secondary national insurance contributions arising on the exercise of an Option, and the Beneficiary shall be required to pay such amount on the exercise of the Option (failing which any purported exercise of the Option shall be invalid).

9.	Exercise of Options
(a)Procedure for Exercise; Rights as a Shareholder.
Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement.
An Option may not be exercised for a fraction of a Share.
Subject to the provisions of Section 8(e) of the Plan, an Option shall be deemed exercised when the Company receives: (i) written notice of exercise (in accordance with the provisions of the Option Agreement) together with a share subscription or purchase form (bulletin de souscription ou d’achat) duly executed by the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised in accordance with Section 8(d).
Upon exercise of an Option, the Shares issued or sold to the Optionee shall be assimilated with all other Shares of the Company of the same class and shall be entitled to dividends once the Shares are issued for the fiscal year during which the Option is exercised.
In the event that a Beneficiary infringes one of the above mentioned commitments, such Beneficiary shall be liable for any consequences resulting from such infringement for the Company and undertakes to indemnify the Company in respect of all amounts payable by the Company in connection with such infringement.

Appendix A-12

Granting of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available for purposes of the Plan, by the number of Shares as to which the Option may be exercised.
(b)Optionee’s Continuous Status as a Beneficiary in the event of an Agreed Leave of More Than Three Months.
In the event an Optionee is on an Agreed Leave for more than three (3) months, such Optionee’s Options shall (a) stop vesting on the first day of the quarter immediately following the quarter during which the Agreed Leave began and (b) resume vesting on the first day of the quarter immediately following the quarter in which the Agreed Leave ends. As a result of any Agreed Leave, the vesting period for such Optionee’s Options shall be extended in accordance with this Section 9(b).
(c)Termination of the Optionee’s Continuous Status as Beneficiary.
Upon termination of an Optionee’s Continuous Status as a Beneficiary (including by reason of the Beneficiary's employer ceasing to be an Affiliated Company), other than upon the Optionee’s death or Disability, the Optionee may exercise his or her Options, but only within such period of time as is specified in the Notice of Grant, and only for the part of the Options that the Optionee was entitled to exercise at the date of termination (but in no event later than the expiration of the term of such Options as set forth in the Notice of Grant). Unless a longer period is specified in the Notice of Grant or otherwise resolved by the Board, an Option shall remain exercisable for ninety (90) days following the Optionee’s termination of Continuous Status as a Beneficiary. In the case of an Incentive Stock Option, such a period cannot exceed three (3) months following the Optionee’s termination of Continuous Status as a Beneficiary. If, at the date of termination, the Optionee is not entitled to exercise all his or her Options, the Shares covered by the unexercisable portion of Options shall revert to the Plan. If, after termination, the Optionee does not exercise all of his or her Options within the time specified by the Administrator, the Options shall terminate, and the Shares covered by such Options shall revert to the Plan.
(d)Disability of Optionee.
In the event that an Optionee’s Continuous Status as a Beneficiary terminates as a result of the Optionee’s Disability, unless otherwise resolved by the Board, the Optionee may exercise his or her Options at any time within six (6) months from the date of such termination, but only to the extent these Options are exercisable at the time of termination (but in no event later than the expiration of the term of such Options as set forth in the Notice of Grant). If, at the date of termination, the Optionee is not entitled to exercise all of his or her Options, the Shares covered by the unexercised portion of Options shall revert to the Plan. If, after termination, the Optionee does not exercise all of his or her Options within the time specified herein or otherwise resolved by the Board, the Options shall terminate, and the Shares covered by such Options shall revert to the Plan.

Appendix A-13

(e)Death of Optionee.
In the event of the death of an Optionee during the term of the Options, unless otherwise resolved by the Board, the Options may be exercised at any time within six (6) months following the date of death, by the Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent these Options are exercisable at the time of death. If, at the time of death, the Optionee was not entitled to exercise all of his or her Options, the Shares covered by the unexercised portion of Options shall immediately revert to the Plan. If, after death, the Optionee’s estate or a person who acquired the right to exercise the Options by bequest or inheritance does not exercise the Options within the time specified herein, the Options shall terminate, and the Shares covered by such Options shall revert to the Plan.

10.	Non-Transferability of Options
An Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

11.	Adjustments Upon Changes in Capitalization, Dissolution
(a)Changes in Capitalization.

i.	In the event of the carrying out by the Company of any of the financial operations pursuant to article L. 225-181 of the French Commercial Code as follows:

1.	amortization or reduction of the share capital,

2.	amendment of the allocation of profits,

3.	distribution of free shares,

4.	capitalization of reserves, profits, issuance premiums,

5.	the issuance of shares or securities giving right to shares to be subscribed for in cash or by set-off of existing indebtedness offered exclusively to the shareholders;
the Company shall take the required measures to protect the interest of the Optionees in the conditions set forth in article L. 228-99 of the French Commercial Code.

ii.
Without prejudice to Section 11(a)(i) or Section 12, in the event of any change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, including a

Appendix A-14

spin off, or other distribution of stock or property of the Company, any reorganization or any partial or complete liquidation of the Company, the Board shall make such adjustment in the number and class of Shares which may be delivered under Article 3, in the exercise or purchase price per share under any outstanding Option in order to prevent dilution or enlargement of Beneficiaries' rights under the Plan, and in the Option limits set forth in Article 5 as it determines to be appropriate and equitable, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of Shares subject to any Option shall always be a whole number; provided, further, that no such adjustment shall cause any Option hereunder which is or becomes subject to Section 409A of the Code to fail to comply with the requirements of such section.
(b)Dissolution or Liquidation.
In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action. The Administrator may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date determined by the Administrator and give each Optionee the right to exercise his or her Options as to Shares for which the Options would not otherwise be exercisable.

12.	Change in Control
(a)Assumption or Substitution of Options.

i.
Unless otherwise provided by the Board, an agreement between the Company or an Affiliated Company and the Optionee or in the Notice of Grant, in the event of a Change in Control, each outstanding Option will be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation or Parent or Subsidiary of the successor corporation does not agree to assume or substitute for the outstanding Options, each Option that is not assumed or substituted for, will accelerate and become fully vested and exercisable prior to the consummation of the Change in Control at such time and on such conditions as the Administrator shall determine. In addition, if an Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a Change in Control, the Administrator will notify the relevant Optionee in writing or electronically that his or her Option will be fully vested and exercisable for a period of time, which shall not be less than 10 days, determined by the Administrator in its sole discretion, and the Option will terminate upon the expiration of such period.

ii.
For the purposes of this subsection, an Option will be considered assumed if, (A) following the Change in Control, the Option confers the right to purchase or receive, for each Share subject to the Option

Appendix A-15

immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) or the Fair Market Value of the consideration received in the Change in Control by holders of Shares for each such Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide that the consideration to be received upon the exercise of an Option for each Share subject to such Option to be solely common stock of the successor corporation or its Parent equal in Fair Market Value to the per share consideration received by holders of common stock of the Company in the Change in Control; (B) any securities of the successor corporation or its Parent forming part of the substitute Option following the Change in Control are freely tradeable on a major stock exchange; and (C) the Option otherwise remains subject to the same terms and conditions that were applicable to the Option immediately prior to the Change in Control.
(b)Cashout of Options. Notwithstanding any provision of the Plan to the contrary, in the event that each outstanding Option is not assumed or substituted in connection with a Change in Control, the Administrator may, in its discretion, provide that each Option shall, immediately upon the occurrence of a Change in Control, be cancelled in exchange for a payment in cash or securities in an amount equal to (x) the excess (if any) of the consideration paid per Share in the Change in Control over the exercise or purchase price per Share subject to the Option multiplied by (y) the number of Shares granted under the Option. Without limiting the generality of the foregoing, in the event that the exercise or purchase price per Share subject to the Option is greater than or equal to the consideration paid per Share in the Change in Control, then the Administrator may, in its discretion, cancel such Option without any consideration upon the occurrence of a Change in Control.
(c)Plan Binding on Successors. The obligations of the Company under this Plan shall be binding upon any successor corporation resulting from a Change in Control.

13.	Grant
(a)The Date of Grant of an Option shall be, for all purposes, the date on which the Administrator decides to grant such Option. Notice of Grant shall be provided to each Optionee within a reasonable time after the Date of Grant.
(b)In the event of any tax liability arising on account of the Grant of the Options, the liability to pay such taxes shall be that of the Beneficiary alone.
The Beneficiary shall enter into such agreements of indemnity and execute any and all documents as the Company may specify for this purpose, if so required at the time of the Grant and at any other time at the discretion of the Company, on such terms and conditions as the Company may think fit, for recovery of the tax due, from the Beneficiary.

Appendix A-16

14.	Amendment, Modification and Termination of the Plan
(a)Amendment and Termination.
Subject to Sections 14(b) and 14(c), the Administrator may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part.
(b)Shareholders’ approval.
The Company shall obtain shareholders’ approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws (including the requirements of any exchange or quotation system on which Shares may then be listed or quoted). Such shareholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.
(c)Effect of amendment or termination.
No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

15.	Clawback
Options granted under the Plan, including any gain received upon exercise, shall be subject to any applicable clawback policy of the Company, as adopted by the Company from time to time.

16.	U.S. Beneficiaries, Conditions Upon Issuance of Shares
(a)Legal Compliance.
Shares shall not be sold or issued pursuant to the exercise of an Option unless the exercise of such Option, and the issuance or sale and delivery of such Shares shall comply with all relevant provisions of law including, without limitation, the French Commercial Code, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, Applicable Laws and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted.
(b)Investment Representations.
As a condition to the exercise of an Option by a U.S. Beneficiary, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being subscribed or purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

Appendix A-17

17.	Liability of Company
(a)The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by any counsel to the Company to be necessary for the lawful issuance or sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.
(b)The Company and its Affiliated Companies may not be held responsible in any way if the Beneficiary for any reason not attributable to the Company or its Affiliated Companies was not able to exercise the Options or acquire the Shares.

18.	Shareholder Approval
The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months of the date the Plan is adopted by the Board. Such shareholder approval shall be obtained in the manner and to the degree required under the French Commercial Code and Applicable Laws.

19.	Law, Jurisdiction
This Plan shall be governed by and construed in accordance with the laws of France.
The relevant court of the registered office of the Company shall be exclusively competent to determine any claim or dispute arising in connection herewith.
The grant of Options under this Plan shall entitle the Company to require the Beneficiary to comply with such requirements of law as may be necessary in the opinion of the Company from time to time.

Appendix A-18

Exhibit A

CRITEO
STOCK OPTION GRANT AGREEMENT
Part I
NOTICE OF STOCK OPTION GRANT
[Optionee’s Name and Address]
You have been granted an Option to subscribe ordinary Shares of the Company, subject to the terms and conditions of the 2016 Stock Option Plan (the “Plan”) and this Option Agreement. The Option is governed by articles L. 225-177 and following of the French Commercial Code. The Option is not part of the employment agreement or of the office which has allowed the Optionee to be granted the Option. Neither do they constitute an element of the Optionee’s remuneration. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Stock Option Grant Agreement.

Date of Grant[1]:	________________________________
Vesting Commencement Date:	________________________________
Exercise Price per Share:	[EUR] ___________________________
Total Number of Shares Granted:	________________________________
Type of Options[2]:	[Incentive Stock Option] [Nonstatutory Stock Option]
Term/Expiration Date[3]	________________________________
Where the exercise of an Option, as described under Section 9(a) of the Plan, would lead the Company to be liable for any payment, whether due to fees, taxes or to charges of any nature whatsoever, in place of the Optionee, such Option shall be deemed duly exercised when the full payment for the Shares with respect to which the Option is exercised is executed by the Optionee and the Optionee provides the Company with either the receipt stating the payment by the Optionee of any such fee, tax or charge, as above described that would otherwise be paid by the Company upon exercise of the Option, in place of the Optionee or, the full payment, under the same conditions, of any amount due upon the exercise of the Option to be borne by the Company.
In the event that you infringe the above mentioned commitment, you shall be liable for any consequences resulting from such infringement for the Company and undertake to indemnify the Company in respect of all amounts payable by the Company in connection with such infringement.
______________________________

Appendix A-19

1. date of the board meeting having allocated the Option
2. [for U.S. Beneficiaries only]
3. Date of expiration of the Option (Section 7 of the Plan), which shall not exceed 5 years for an ISO granted to a 10% owner.
Validity of the Options:
The Option will be valid as from the Date of Grant.
Vesting Schedule:
Unless otherwise determined or amended by the Board, the Option may be exercised by the Optionee on the basis of the following initial vesting schedule subject to the condition precedent that the Optionee shall have previously returned to the Company the documents referred to under section 1.2 of Part II of the Stock Option Grant Agreement duly initialed and signed:

•	1/4th (25%) of the Option as from the first anniversary of the Vesting Commencement Date,

•
then, 1/16th (6.25%) of the Option at the expiration of each quarter (i.e., successive 3-month period) following the first anniversary of the Vesting Commencement Date during thirty-six (36) months thereafter, and

•
at the latest within ten (10) years as from the Date of Grant or in case of death or Disability of the Optionee during such ten (10) year period, six (6) months as from the death or Disability of the Optionee.

The number of Shares in respect of which the Option can be exercised pursuant to the above vesting schedule will always be rounded down to the nearest full number.
If the Optionee fails to exercise the Option in whole or in part within the said period of ten (10) years (as may be extended to six (6) months from the death or Disability of the Optionee), the Option will lapse automatically.
Termination Period:
Unless otherwise decided by the Board, in case of termination of the Optionee’s Continuous Status as a Beneficiary, the portion of the Option exercisable at the time of termination may be exercised for ninety (90) days after such termination, it being specified that the other portion of the Option shall automatically expire at the time of termination.
Unless otherwise decided by the Board, upon the death or Disability of the Optionee, the Option may be exercised during a period of six (6) months as provided in the Plan.

Appendix A-20

Save as provided in the Plan, in no event shall the Option be exercised later than the Term/Expiration Date as provided above. Should the Option expire or become unexercisable for any reason without having been exercised in full, the unsubscribed Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.
By his or her signature and the signature of the Company’s representative below, the Optionee and the Company agree that the Option is granted under and governed by the terms and conditions of the Plan and this Stock Option Grant Agreement. The Optionee has reviewed the Plan and this Stock Option Grant Agreement in their entirety, has had the opportunity to obtain the advice of counsel prior to executing this Stock Option Grant Agreement and fully understands all provisions of the Plan and Stock Option Grant Agreement. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Stock Option Grant Agreement. The Optionee further agrees to notify the Company upon any change in the residence address indicated below.

Appendix A-21

CRITEO
STOCK OPTION GRANT AGREEMENT
Part II
TERMS AND CONDITIONS

1.Grant of Options.
1.1The Administrator of the Company hereby grants to the Optionee named in the Notice of Grant attached as Part I of this Stock Option Grant Agreement (the “Optionee”), an option (the “Option”) to subscribe for the number of ordinary Shares, as set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the “Exercise Price”), subject to the terms and conditions of the Plan, which is incorporated herein by reference.
In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Stock Option Grant Agreement, the terms and conditions of the Plan shall prevail.
[If designated in the Notice of Grant as an Incentive Stock Option, this Option is intended to qualify as an Incentive Stock Option under Section 422 of the Code although the Company makes no representation as to the tax status of the Option. However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the U.S.$100,000 rule of Section 422(d) of the Code, the excess shall be treated as a Non-Statutory Stock Option.]
1.2An Option will be valid as from the Date of Grant.
1.3In the event of any tax liability arising on account of the Grant of the Options, the liability to pay such taxes shall be that of the Beneficiary alone. The Beneficiary shall enter into such agreements of indemnity and execute any and all documents as the Company may specify for this purpose, if so required at the time of the Grant and at any other time at the discretion of the Company, on such terms and conditions as the Company may think fit, for recovery of the tax due, from the Beneficiary.

2.Exercise of Options.
(a)Right to Exercise. An Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable

Appendix A-22

provisions of the Plan and this Stock Option Grant Agreement, subject to the condition precedent that the Optionee shall have previously returned to the Company, by electronic delivery under the conditions set forth in Article 10 below:

•	Part I and Part II of the Stock Option Grant Agreement (Exhibit A), duly initialed (all pages but for the signature page) and signed (signature page).
In the event of Optionee’s death, Disability or other termination of Optionee’s Continuous Status as a Beneficiary, the exercisability of an Option is governed by the applicable provisions of the Plan and this Stock Option Grant Agreement.
(b)Method of Exercise. An Option is exercisable by delivery of an exercise notice, in the form available via the dedicated online platform (the “Exercise Notice”) stating the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Company or its designated representative or by facsimile message to be immediately confirmed by certified mail to the Company or in such other manner as the Company may permit. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. An Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the proof of payment of such aggregate Exercise Price.
No Share shall be issued pursuant to the exercise of an Option unless such issuance and exercise complies with all relevant provisions of law as set out under Section 15(a) of the Plan.
Upon exercise of an Option, the Shares issued to the Optionee shall be assimilated with all other Shares of the Company and shall be entitled to dividends for the fiscal year during which the Option is exercised.
3.Method of Payment. Payment of the aggregate Exercise Price shall be made via the Company’s dedicated online platform.
Where the exercise of an Option would lead the Company to be liable for any payment, whether due to fees, taxes or to charges of any nature whatsoever, in place of the Optionee, such Option shall be deemed duly exercised when (a) the full payment for the Shares with respect to which the Option is exercised is executed by the Optionee and (b) the Optionee provides the Company with either (i) the receipt stating the payment by the Optionee of any such fee, tax or charge, as above described that would otherwise be paid by the Company upon exercise of the Option or, (ii) the full payment, under the same conditions, of any amount due upon the exercise of the Option to be borne by the Company.

Appendix A-23

The Company and its Affiliated Companies may not be held responsible in any way if the Beneficiary for any reason not attributable to the Company or its Affiliated Companies was not able to exercise the Option or purchase the Shares. The payment for the purchase of the Shares is the sole responsibility of the Optionee according to these Terms and Conditions.
4.Non-Transferability of Option. An Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee. The terms of the Plan and this Stock Option Grant Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.
5.Term of Options. Except as provided in the Plan, an Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Stock Option Grant Agreement.
6.Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Stock Option Grant Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the laws of the Republic of France.
Any claim or dispute arising under the Plan or this Agreement shall be subject to the exclusive jurisdiction of the court of competent jurisdiction in the place of the registered office of the Company.
7.Tax Obligations. Regardless of any action the Company or Optionee’s employer (the “Employer”) takes with respect to any or all income tax, social insurance, payroll tax, or other tax-related withholding (“Tax-Related Items”), Optionee acknowledges that the ultimate liability for all Tax-Related Items legally due by Optionee is and remains Optionee’s responsibility and that the Company and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Option grant, including the grant, vesting or exercise of the Option, the subsequent sale of shares of common stock acquired pursuant to such exercise and the receipt of any dividends; and (2) do not commit to structure the terms of the grant or any aspect of the Option to reduce or eliminate Optionee’s liability for Tax-Related Items.
Prior to exercise of the Option, Optionee will pay or make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all withholding obligations of the Company and/or the Employer, if any. In this regard, Optionee authorizes the Company and/or the Employer to withhold all applicable Tax-Related Items legally payable by Optionee from Optionee’s compensation paid to Optionee by

Appendix A-24

the Company and/or Employer or from proceeds of the sale of Shares. Alternatively, or in addition, if permissible under local law, the Company may sell or arrange for the sale of Shares that Optionee acquires to meet the withholding obligation for Tax-Related Items. Finally, Optionee will pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold as a result of Optionee’s participation in the Plan or Optionee’s purchase of Shares that cannot be satisfied by the means previously described. The Company may refuse to honor the exercise and refuse to deliver the Shares issuable upon exercise of the Options if Optionee fails to comply with Optionee’s obligations in connection with the Tax-Related Items as described in this section.
8.Nature of Grant. In accepting the grant, Optionee acknowledges that:
(a)the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the Plan and this Stock Option Grant Agreement;
(b)the grant of the Option is voluntary and occasional and does not create any contractual or other right to receive future grants of options, or benefits in lieu of options, even if options have been granted repeatedly in the past;
(c)all decisions with respect to future option grants, if any, will be at the sole discretion of the Company;
(d)Optionee’s participation in the Plan shall not create a right to further employment with the Company, any Affiliated Company or the Employer and shall not interfere with the ability of the Company, any Affiliated Company or the Employer to terminate Optionee’s employment relationship at any time with or without cause;
(e)Optionee is voluntarily participating in the Plan;
(f)the Option is an extraordinary item that does not constitute compensation of any kind for services of any kind rendered to the Company, an Affiliated Company or the Employer, and which is outside the scope of Optionee’s employment contract, if any;
(g)the Option is not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, long service awards, pension or retirement benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Company, an Affiliated Company or the Employer;
(h)the Option grant will not be interpreted to form an employment contract with the Company, the Employer or any Subsidiary or affiliate of the Company;
(i)the future value of the underlying Shares is unknown and cannot be predicted with certainty;

Appendix A-25

(j)if the underlying Shares do not increase in value, the Option will have no value;
(k)if Optionee exercises Optionee’s Option and obtains Shares, the value of those Shares acquired upon exercise may increase or decrease in value, even below the exercise price;
(l)in consideration of the grant of the Option, no claim or entitlement to compensation or damages shall arise from termination of the Option or diminution in value of the Option or Shares purchased through exercise of the Option resulting from termination of Optionee’s employment the Company or the Employer (for any reason whatsoever) and Optionee irrevocably releases the Company and the Employer from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by signing this Agreement, Optionee shall be deemed irrevocably to have waived Optionee’s entitlement to pursue such claim; and
(m)in the event of termination of Optionee’s employment, Optionee’s right to receive the Option and vest in the Option under the Plan, if any, will terminate effective as of the date that Optionee receives notice of termination regardless of when such termination is effective; furthermore, in the event of termination of employment, Optionee’s right to exercise the Option after termination of employment, if any, will be measured by the date on which the Optionee receives notice of termination; the Company shall have the exclusive discretion to determine when Optionee is no longer actively employed for purposes of Optionee’s Option grant. In addition, any period of notice or compensation in lieu of such notice, that is given or ought to have been given under any contract, statute, common law or civil law shall be excluded.
9.Data Privacy. Optionee hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of Optionee’s personal data as described in this document by and among, as applicable, the Employer, the Company and its subsidiaries and affiliates for the exclusive purpose of implementing, administering and managing Optionee’s participation in the Plan.
Optionee understands that the Company and the Employer may hold certain personal information about Optionee, including, but not limited to, Optionee’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company, details of all options or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in Optionee’s favor, for the exclusive purpose of implementing, administering and managing the Plan (“Data”).
Optionee understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country (e.g., the United States) may have different data privacy laws and protections than Optionee’s country. Optionee understands that Optionee may request a list with the names

Appendix A-26

and addresses of any potential recipients of the Data by contacting Optionee’s local human resources representative. Optionee authorizes the Company and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing Optionee’s participation in the Plan. Optionee understands that Data will be held only as long as is necessary to implement, administer and manage Optionee’s participation in the Plan. Optionee understands that Optionee may, at any time, view the Data, request additional information about the storage processing of the Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing Optionee’s local human resources representative. Optionee understands, however, that refusing or withdrawing Optionee’s consent may affect Optionee’s ability to participate in the Plan. For more information on the consequences of Optionee’s refusal to consent or withdrawal of consent, Optionee understands that Optionee may contact Optionee’s local human resources representative.
10.Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to the Option and participation in the Plan or future options that may be granted under the Plan by electronic means or to request Optionee’s consent to participate in the Plan by electronic means. Optionee hereby consents to receive such documents by electronic delivery and, if requested, to agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.
11.Severability. The provisions of this Stock Option Grant Agreement are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

Appendix A-27

OPTIONEE:	CRITEO

Signature	By:

Print Name	Title:

Residence Address

Appendix A-28

APPENDIX B

Please note that because we are a French company, the full text of the Amended and Restated 2015 Time-Based Free Share Plan included in this Appendix B has been translated from French. In the case of any discrepancy between this version and the French version, the French version will prevail.

CRITEO

AMENDED AND RESTATED 2015 TIME-BASED FREE SHARE PLAN
RESTRICTED STOCK UNITS

Adopted by the Board of Directors on April 4, 2018

1.	IMPLEMENTATION OF THE FREE SHARE PLAN	2

2.	DEFINITIONS	2

3.	PURPOSE	4

4.	BENEFICIARIES: ELIGIBLE EMPLOYEES	4

5.	NOTICE OF THE ALLOCATION OF THE FREE SHARES	4

6.	VESTING PERIOD	4

7.	HOLDING PERIOD	7

8.	CHARACTERISTICS OF THE FREE SHARES	7

9.	DELIVERY AND HOLDING OF THE FREE SHARES	7

10.	SHARES SUBJECT TO PLAN; INDIVIDUAL LIMITATIONS	7

11.	INTERMEDIARY OPERATIONS	8

12.	ADJUSTMENT	8

13.	AMENDEMENT OT THE 2015 TIME-BASED PLAN	8

14.	TAX AND SOCIAL RULES	9

15.	MISCELLANEOUS	9

Appendix B-1

1.	Implementation of the free share plan
On July 30, 2015, the Board of Directors adopted the Original 2015 Time-Based Plan, stating the conditions and criteria for the allocation of free shares of Criteo, a French société anonyme whose registered office is located 32, rue Blanche, 75009 Paris, France, whose identification number is 484 786 249 R.C.S. Paris (hereafter referred to as the “Company”) to the benefit of employees, certain categories of such employees, and/or corporate officers who meet the conditions set forth by Article L. 225-197-1 II of the French Commercial Code of the Company or any company or economic interest group in which the Company holds, directly or indirectly, 10% or more of the share capital and voting rights at the date of allocation of said shares. The Original 2015 Time-Based Plan was subsequently approved by the combined (ordinary and extraordinary) shareholders’ meeting of the Company which also granted authority to the Board of Directors to allocate free shares under the Original 2015 Time-Based Plan. On February 25, 2016 the Board of Directors adopted this amended and restated version of the Original 2015 Time-Based Plan (hereinafter, and as it may be amended from time to time in accordance with the provisions hereof, and in particular by the Board of Directors on April 7, 2016 (provided that the amendment to the fungible share ratio in Section 10.1 did not become effective until it was approved by the shareholders of the Company on June 29, 2016), on June 28, 2016, on July 28, 2016, on June 27, 2017 and on April 4, 2018, the “2015 Time-Based Plan”).

2.	Definitions
Under the present 2015 Time-Based Plan, the following terms and expressions starting with a capital letter shall have the following meaning and may be used indifferently in the singular or in the plural form:

"Acquisition Date"	refers to the date when the Free Shares have been definitely acquired by the relevant Beneficiary;
"Agreed Leave"
refers to any leave of absence of more than three months having received a prior approval from the Company or requiring no prior approval under U.S. laws. Agreed Leaves shall include leaves for illnesses, military leave, and any other personal leave or conditions about which the employee has advance knowledge. Agreed Leave shall not include any absence considered as effective working time, such as maternity leave, of whatever duration, which shall not automatically result in a termination of the employment relationship between the Beneficiary and the Company or the Group.

"Allocation"
refers to the decision of the Board of Directors to allocate Free Shares to a given Beneficiary. This Allocation constitutes a right to be granted Free Shares at the end of the Vesting Period subject to compliance with the conditions and criteria set forth by the present 2015 Time-Based Plan;

"Allocation Date"	refers to the date when the Board of Directors decided to allocate Free Shares under the 2015 Time-Based Plan;
"Allocation Letter"	refers to the notice, substantially in the form set forth in Exhibit 2, which informs a given Beneficiary of the Allocation of Free Shares, as stated in Article 5 of the 2015 Time-Based Plan;
"Beneficiary"	refers to the person(s) for whose benefit the Board of Directors decided an Allocation of Free Shares as well as, as the case may be, his or her heirs;
“Board of Directors”	refers to the Company’s board of directors;
"Bylaws"	refers to the Company’s bylaws in force at the date referred to;

Appendix B-2

“Change in Control”
refers to (i) a merger (fusion) of the Company with or into another corporation, other than to another corporation, entity or person in which the holders of at least a majority of the voting rights and share capital of the Company outstanding immediately prior to such transaction continue to hold (either by such shares remaining outstanding in the continuing entity or by being converted into shares of voting rights and share capital of the surviving entity) a majority of the total voting rights and share capital of the Company (or the surviving entity) outstanding immediately after such transaction (an “Excluded Entity”), or (ii) the sale (vente) or other form of transfer by one or several shareholders of the Company to any person or group of persons of a number of ordinary shares of the Company such that the transferee(s) shall own a majority of the voting rights and share capital of the Company, or (iii) the sale, lease or other disposition, in a single transaction or in a series of related transactions, of all or substantially all of the assets of the Company other than to (1) a corporation or other entity of which at least a majority of its combined voting rights and share capital is owned directly or indirectly by the Company or (2) an Excluded Entity.

"Disability"	refers to the disability of a Beneficiary corresponding to the second or third of the categories provided by Article L. 341-4 of the French Social Security Code;
"Free Shares"
refers to the shares which will be allocated to a Beneficiary in accordance with the 2015 Time-Based Plan, and issued or which will be issued by the Company (and reflected in its current share capital) as of the applicable Acquisition Date;

"Group"	refers to the Company and to all the companies and groups affiliated to the Company within in the meaning of Article L. 225-197-2 of the French Commercial Code;
"Holding Period"
refers to the period, if any, starting on the Acquisition Date, during which a Beneficiary may not transfer or pledge his or her Free Shares, by any means, or convert them into the bearer form; it being specified that the total duration of both the Vesting Period and the Holding Period may in no event be less than two years as from the Allocation Date pursuant to applicable French law;

“Original 2015 Time-Based Plan”
refers to the version of the 2015 Time-Based Plan that was adopted by the Board of Directors on July 30, 2015 and approved by the combined (ordinary and extraordinary) shareholders’ meeting of the Company on October 23, 2015;

"Presence"	refers to the presence of the Beneficiary in his or her capacity as employee and/or corporate officer of the Company or of any of the companies of the Group;
"Regulated Market"
refers to a regulated market in the meaning of Article L. 421-1 of the French monetary and financial code (code monétaire et financier) the list of which is established and up-dated by the French Minister in charge of the economy upon proposal from the AMF. It is noted that this list does not include the Nasdaq Stock Market on the date of adoption of the 2015 Time-Based Plan by the Board of Directors;

"Trading Day"	refers to the working days when the Nasdaq Stock Market proceeds to the listing of shares on the Nasdaq Stock Market other than days when the listing ends prior to the usual closing hour;
"Vesting Period"
refers to the minimum one year period starting on the Allocation Date and ending on the Acquisition Date, being specified that the Board of Directors may decide to extend this period for all or part of the Free Shares and/or provide for vesting in tranches, as stated in the corresponding Allocation Letter;

“Working Day”	refers to any day on which legal business can be conducted within the Company, i.e. every Monday, Tuesday, Wednesday, Thursday and Friday, as long as it is not a public holiday.

Appendix B-3

3.	Purpose
The 2015 Time-Based Plan sets forth the conditions and criteria for the allocation of Free Shares under the 2015 Time-Based Plan, pursuant to Articles L. 225-197-1 et seq. of the French Commercial Code and to the authorization granted by the shareholders’ meeting of the Company dated October 23, 2015.
The purposes of the 2015 Time-Based Plan are:

•	to attract and retain the best available personnel for positions of substantial responsibility;

•	to provide additional incentive to Beneficiaries; and

•	to promote the success of the Company's business.

4.	Beneficiaries: Eligible Employees
Pursuant to the authorization of the shareholders’ general meeting dated October 23, 2015, the Board of Directors of the Company will approve the list of Beneficiaries among employees of the Group, together with the indication of the number of Free Shares allocated to each of them.

5.	Notice of the Allocation of the Free Shares
The notice of the Allocation of Free Shares to each Beneficiary shall be made pursuant to an Allocation Letter made available to the Beneficiary together with a copy of the present 2015 Time-Based Plan, indicating the number of Free Shares allocated to the Beneficiary, the Vesting Period and the Holding Period, if any.
The Beneficiary shall acknowledge receipt of the Allocation documentation comprised of the Allocation Letter and of the 2015 Time-Based Plan by accepting online his or her documentation by means of the tool made available by the Company and by sending signed copies of the Allocation Letter within 90 days from the date of notification by the Company of the availability on line of the Allocation documentation, the documents being deemed to be received on the date of the electronic delivery, in the absence of which the Allocation shall be null and void for this Beneficiary.

6.	Vesting Period
6.1.    Principle
(a)    The Free Shares allocated under the 2015 Time-Based Plan shall be definitively acquired by the Beneficiaries at the end of the Vesting Period, subject to the continued Presence of the Beneficiary during the Vesting Period, in the absence of which he or she will not be entitled to acquire Free Shares on the date when this condition is no longer met, except as set forth in Article 6.1(b).
Should the Beneficiary be at the same time an employee and an officer of the same company or of two companies of the Group, the loss of one of these capacities shall not result in the loss of the right to acquire the Free Shares allocated under the 2015 Time-Based Plan at the end of the Vesting Period.
Pursuant to Article L. 225-197-3 of the French Commercial Code, the Beneficiaries hold a claim against the Company which is personal and may not be transferred until the end of the Vesting Period, except in case of death.
During the Vesting Period, the Beneficiaries will not own the Free Shares and will not be shareholders of the Company. As a consequence, they will not hold any rights attached to the ordinary shares of the Company.
(b)    Unless otherwise determined by the Board of Directors at the time of the Allocation and except with respect to any Beneficiary who is taxable on his/her Company employment income in one of the countries listed in Exhibit 1 at the time of the Allocation (for whom this Article 6.1(b) shall not apply), if the Beneficiary ceases to be an employee or officer of the Group after the one year anniversary of the Allocation Date but prior to (i) the Acquisition Date or (ii) in the case of an Allocation that vests in tranches, the vesting date of the first tranche of the Allocation (such date in either (i) or (ii), the “First Vesting Date”), then the Beneficiary shall definitively acquire, on the First Vesting Date, a number of Free Shares that is equal to the pro rata portion (measured by the ratio of the (A) total number of fully expired quarters elapsed from the Allocation Date of the relevant Free Shares (included) to the date when the Beneficiary ceases to be an employee or officer of the Group (excluded) to (B) the total number of quarters between the Allocation

Appendix B-4

Date included and the First Vesting Date (included)) of the number of Free Shares that the Beneficiary would have definitively acquired on the First Vesting Date, had the continued Presence condition set forth in Article 6.1(a) been satisfied on such date (rounded down to the nearest whole number). For instance:

•
If the Beneficiary ceases to be an employee or officer of the Group the day following the first anniversary of the Allocation Date of his Free Shares and 50% of such Free Shares vest upon the second anniversary thereof, he shall definitely acquire on such second anniversary date 25% (i.e., 4/8 * 50% ) of his Free Shares, with the balance being automatically forfeited.

•
If the Beneficiary ceases to be an employee or officer of the Group the day following the first anniversary plus three months of the Allocation Date of his Free Shares and 50% of such Free Shares vest upon the second anniversary thereof, he shall definitely acquire on such second anniversary date 31.25% (i.e., 5/8 * 50%) of his Free Shares, with the balance being automatically forfeited.

For the avoidance of doubt, this Article 6.1(b) shall apply only for Allocations where the First Vesting Date is more than one year after the Allocation Date.
In the event of a Beneficiary who after the Allocation Date and before the First Vesting Date would be relocated from a country not listed in the Exhibit 1 where he/she was taxable on his/her Criteo employment income to a country listed in the Exhibit 1 and who, before the time of the First Vesting Date, becomes taxable on his/her Criteo employment income in a country listed in the Exhibit 1, the provision of this Article 6.1 (b) should be terminated; provided, however, that definitely acquired Free Shares prior to the relocation to a country listed in Exhibit 1 shall remain acquired.
(c)    In addition to any other powers set forth in the 2015 Time-Based Plan and subject to the provisions of the 2015 Time-Based Plan, the Board of Directors shall have the full and final power and authority, in its discretion, to determine the terms, conditions and restrictions applicable to each Allocation (which need not be identical) and any Free Shares acquired pursuant thereto. Further, the Board of Directors shall have the full and final power and authority, in its discretion, to determine whether, to what extent, and under what circumstances an Allocation may be settled, cancelled, forfeited, exchanged, or surrendered.
Notwithstanding Articles 6.5, 6.6 and 6.7 of the 2015 Time-Based Plan, the Board of Directors shall not accelerate or shorten the minimum Vesting Period of one year. For clarity, there shall be no automatic acceleration of vesting with respect to an Allocation under the present 2015 Time-Based Plan solely based on a change in control of the Company.
6.2    Allocation Subject to Clawback Policy
The Allocation Letter shall contain an acknowledgement and agreement by the Beneficiary that any Allocation pursuant to the 2015 Time-Based Plan shall be subject to any applicable clawback policy of the Company, as adopted by the Company from time to time.
6.3    Internal mobility
In the event of transfer or temporary assignment of the Beneficiary within a company of the Group, implying (i) the termination of the initial employment agreement and the entering into of a new employment agreement or of a position as officer, and/or (ii) a resignation of the Beneficiary from his or her position as officer and the acceptance of a new position of officer or the entering into of a new employment agreement in one of such companies, the Beneficiary shall retain his or her right to be allocated Free Shares at the end of the Vesting Period.
6.4    Agreed Leave of Absence Exceeding Three Months
In the event a Beneficiary is on an Agreed Leave, such Beneficiary’s Allocation(s) shall (a) stop vesting on the first day of the quarter immediately following the quarter during which the Agreed Leave begins; and (b) resume vesting on the first day of the quarter immediately following the quarter in which the Agreed Leave ends. As a result of any Agreed Leave, the Vesting Period for the applicable Allocation(s) shall be extended in accordance with this Article 6.4.
6.5    Disability
In the event of Disability before the end of the Vesting Period, the Free Shares shall be definitively acquired by the Beneficiary on the date of Disability.
6.6    Death
In the event of the death of the Beneficiary during the Vesting Period, the Free Shares shall be definitively acquired at the date of the request of allocation made by his or her beneficiaries in the framework of the inheritance.
The request for allocation of the Free Shares shall be made within six months from the date of death in compliance with Article L. 225-197-3 of the French Commercial Code.

Appendix B-5

6.7    Retirement
In the event of the retirement of a Beneficiary during the Vesting Period, and notwithstanding the number of Free Shares that may vest pursuant to Article 6.1(b) upon the retirement of such Beneficiary, the Board of Directors of the Company may decide that the conditions set forth in Article 6.1 above shall be deemed to be met for all or part of the Free Shares prior to the date of such retirement.
6.8    Change in Control
a)Unless otherwise provided by the Board of Directors, an agreement between a Group company and the Beneficiary or in the applicable Allocation Letter, in the event of a Change in Control:

i.
Where the successor corporation or parent or subsidiary of the successor corporation does not agree to assume or substitute for any outstanding Allocation, for each Allocation that is not assumed or substituted for and for which the Allocation Date is at least one year prior to the consummation of the Change in Control, the restrictions and forfeiture conditions applicable to the Vesting Period shall lapse and the Free Shares shall be deemed fully vested and definitively acquired by the Beneficiary prior to the consummation of the Change in Control. Any Allocation for which the Allocation Date is less than one year prior to the consummation of the Change in Control shall either be assumed or substituted for in accordance with Article 6.8(a)(ii) or cancelled in accordance with Article 6.8(a)(iii) below.

ii.
For the purposes of this Article 6.8, an Allocation will be considered assumed or substituted if, (A) following the Change in Control, the Allocation confers the right to receive, for each Free Share subject to the Allocation immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) or the fair market value, as determined by the Board of Directors in good faith, of the consideration received in the Change in Control by holders of ordinary shares of the Company for each such share held on the effective date of the transaction; provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation or its parent, the Board of Directors may, with the consent of the successor corporation, provide that the consideration to be received for each Free Share shall be solely common stock of the successor corporation or its parent equal in fair market value, as determined by the Board of Directors in good faith, to the per share consideration received by holders of ordinary shares of the Company in the Change in Control; (B) any securities of the successor corporation or its parent forming part of the Allocation following the Change in Control are freely tradable on a major stock exchange; and (C) the Allocation otherwise remains subject to the same terms and conditions that were applicable to the Allocation immediately prior to the Change in Control.

iii.
Notwithstanding any other provision of the 2015 Time-Based Plan, in the event of a Change in Control, except as would otherwise result in adverse tax consequences under Section 409A of the U.S. Internal Revenue Code, the Board of Directors may, in its discretion, provide that each Allocation shall, immediately upon the occurrence of a Change in Control, be cancelled in exchange for a payment in cash or securities in an amount equal to (i) the consideration paid per ordinary share of the Company in the Change in Control multiplied by (ii) the number of Free Shares granted under the Allocation. The Board of Directors shall not be required to treat all Allocations similarly for purposes of this Article 6.8(a). Payment of amounts under this Article 6.8(a) shall be made in such form, on such terms and subject to such conditions as the Board of Directors determines in its discretion, which may or may not be the same as the form, terms and conditions applicable to payments to the Company's shareholders in connection with the Change in Control and may, in the Board of Directors’ discretion, include subjecting such payments to vesting conditions comparable to the Allocations surrendered, subjecting such payments to escrow or holdback provisions comparable to those imposed upon the Company's shareholders in connection with the Change in Control, or calculating and paying the present value of payments that would otherwise be subject to escrow or holdback terms.

b)The obligations of the Company under the 2015 Time-Based Plan shall be binding upon any successor corporation or organization resulting from the Change in Control.

Appendix B-6

7.	Holding Period
7.1    Principle
a)During the Holding Period, if any, the Beneficiaries concerned will be the owner of the Free Shares allocated under the 2015 Time-Based Plan and will be shareholders of the Company. As a consequence, they will benefit from all the rights attached to the capacity of shareholder of the Company.
However, the Free Shares shall not be available during the Holding Period (if any) and the Beneficiaries may not transfer or pledge the Free Shares, by any means, or convert them into the bearer form.
b)At the end of the Holding Period (if any), the Free Shares will be fully available, subject to the provisions of the following paragraph.
At the end of the Holding Period, if any, the Free Shares allocated under the 2015 Time-Based Plan may not be transferred (i) if a “black-out” period is in effect pursuant to the Company’s Insider Trading Policy, as in effect at such time, or (ii) otherwise in contravention of any applicable laws or regulations, or trading rules or restrictions of any exchange on which the Company’s shares are listed at such time.
7.2    Specific situations
Notwithstanding the provisions of the second paragraph of Article 7.1 above, the Free Shares allocated to the Beneficiaries referred to in Article 6.4 above or to the beneficiaries of the deceased Beneficiary referred to in Article 6.5 above may be freely transferred as from the date of their final allocation.

8.	Characteristics of the Free Shares
The Free Shares definitively acquired shall be, at the Company’s choice, new ordinary shares to be issued by the Company or existing shares acquired by the Company.
As from the Acquisition Date, the Free Shares shall be subject to all the provisions of the Bylaws. They shall be assimilated to existing ordinary shares of the Company and shall benefit from the same rights as from the Acquisition Date.
Free Shares that are not definitively acquired do not give right to any dividend paid prior to the Acquisition Date.

9.	Delivery and holding of the Free Shares
At the end of the Vesting Period, the Company shall deliver to the Beneficiary the Free Shares allocated under the 2015 Time-Based Plan provided that the conditions and criteria for such allocation provided by Articles 5 and 6 above are met.
If the Acquisition Date is not a Working Day, the delivery of the Free Shares shall be completed the first Working Day following the end of the Vesting Period.
The Free Shares that may be acquired under the 2015 Time-Based Plan will be held, during the Holding Period, if any, in nominative form (nominatif pur) in an individual account opened in the name of the relevant Beneficiary at BNPP Securities Services with a legend stating that they cannot be transferred. If the provisions of Article 7.1(b) above are applicable at the end of the Holding Period (or the end of the Vesting Period if there is no Holding Period), the Free Shares shall remain in nominative form (nominatif pur) at BNPP Securities Services until such time as they are transferred to make sure that the restrictions set forth in Article 7.1(b) above are complied with.
In the event that, as a consequence of the Allocation of Free Shares under the 2015 Time-Based Plan, the Company or any of the companies of the Group shall be compelled to pay taxes, social costs or any other social security taxes or contributions on behalf of the Beneficiary, the Company retains the right to postpone or to forbid the delivery of the Free Shares on the Acquisition Date until the relevant Beneficiary has paid to the Company or to the relevant company of the Group the amount corresponding to these taxes, social costs, or social security taxes or contributions.

10.	Shares subject to plan; individual limitations
10.1    Shares Available for Issuance.

Appendix B-7

Subject to adjustment as provided in Articles 11 and 12, the maximum aggregate number of Free Shares that may be issued under the 2015 Time-Based Plan shall not exceed the number of shares remaining available for issuance under the Company’s equity compensation plans pursuant to authorizations previously approved by the shareholders of the Company, as of the Allocation Date, that are not subject to outstanding awards thereunder. Any Free Shares granted in connection with an Allocation under the present 2015 Time-Based Plan (i.e., grants other than options or warrants) shall be counted against this limit as 1.57 shares for every one Free Share granted in connection with such Allocation. Free Shares subject to the 2015 Time-Based Plan shall consist of authorized but unissued ordinary shares of the Company, as well as existing shares of the Company.
In the event that an Allocation, or any part thereof, for any reason is terminated or canceled without having been definitively acquired by its Beneficiary, or has otherwise not vested, the unacquired portion of Free Shares relating to such Allocation shall, provided the 2015 Time-Based Plan is still in force, again be available for future allocation pursuant to the 2015 Time-Based Plan or the 2015 Performance Plan. Notwithstanding any provision of the 2015 Time-Based Plan or the Appendix thereunder to the contrary, Free Shares withheld or reacquired by the Company in satisfaction of tax withholding obligations with respect to a Beneficiary shall not again be available for issuance under the 2015 Time-Based Plan.

11.	Intermediary operations
Subject to Article 6.8, in the event of exchange without equalization payment in cash (soulte) resulting from a merger or spin-off completed during the Vesting Period or the Holding Period (if any), the remainder of such period(s) shall apply to the rights to receive free shares of the Company or free shares of the surviving entity received by the Beneficiary in exchange for his rights to receive Free Shares.
The same shall apply in the event of exchange resulting from a public tender offer, a stock split or reverse stock split completed in compliance with applicable regulations during the Holding Period, if any.

12.	Adjustment
Should the Company, during the Vesting Period, undergo an amortization, reduce its share capital, change the allocation of its profits, allocate free shares to all the shareholders, capitalize reserves, profits or issuance premiums, allocate reserves or issue equity securities or give a right to the allocation of equity securities, including a preferential subscription right reserved to the shareholders or any other corporate transaction or event having an effect similar to any of the foregoing, the maximum number of Free Shares allocated under the 2015 Time-Based Plan may be adjusted in order to take into account said operation by application, mutatis mutandis, of the terms of adjustment provided by the law for the beneficiaries of stock options.
Each Beneficiary shall be informed of the practical terms of the adjustment and of its consequences on the Allocation of Free Shares he or she benefited from, it being specified that the free shares of the Company allocated pursuant to this adjustment shall be governed by the present 2015 Time-Based Plan.

13.	Amendment to the 2015 Time-Based Plan
13.1    Principle
The present 2015 Time-Based Plan may be amended by the Board of Directors, provided that any such amendment shall be subject to shareholder approval to the extent required in order to comply with applicable law or the rules of the Nasdaq Stock Market. Any such amendment shall be subject to the written consent of the Beneficiaries if it results in a decrease in the rights of said Beneficiaries.
The new provisions shall apply to the Beneficiaries of the Free Shares during the Vesting Period on the date of the decision to amend the 2015 Time-Based Plan made by the Board of Directors, or the written consent of the Beneficiary, if required.
13.2    Notice of the amendments
The affected Beneficiaries shall be notified of an amendment to the 2015 Time-Based Plan, by any reasonable means, including by electronic delivery, internal mail, by simple letter or, with acknowledgement of receipt, by fax or by e-mail.

Appendix B-8

14.	Tax and social rules
The Beneficiary shall bear all taxes and mandatory costs which he or she must bear pursuant to the applicable law in relation to the allocation of Free Shares, on the due date of said taxes or costs.
Each Beneficiary shall verify and carry out, as the case may be, the declaratory obligations he or she must comply with in relation to the allocation of the Free Shares.

15.	Miscellaneous
15.1    Rights in relation to the capacity of employee
No provisions of the present 2015 Time-Based Plan shall be construed as granting to the Beneficiary a right to have his or her employment agreement with the Company or any of the companies of the Group maintained, or limiting the right of the Company or any of the companies of the Group to terminate or amend the terms and conditions of the employment agreement of the Beneficiary.
15.2    Rights in relation to future free share plans
The fact that a person may benefit from the 2015 Time-Based Plan does not imply that he or she shall benefit from any other plan that may be implemented thereafter.
15.3    Applicable law - Jurisdiction
The present 2015 Time-Based Plan is subject to French law. Any dispute relating to its validity, its interpretation or its performance shall be decided by the competent courts of the French Republic.
15.4    Provisions Applicable to Beneficiaries Located outside of France
The attached Appendix applies to Beneficiaries located outside of France.

Appendix B-9

APPENDIX

TERMS AND CONDITIONS
This Appendix contains additional terms and conditions that will apply to the Beneficiary if he or she resides outside of France. Capitalized terms used but not defined herein shall have the same meanings assigned to them in the 2015 Time-Based Plan.
NOTIFICATIONS
This Appendix also includes information regarding exchange control and certain other issues of which the Beneficiary should be aware with respect to his or her participation in the 2015 Time-Based Plan. The information is based on the securities, exchange control and other laws in effect in the respective countries as of July 2015. Such laws are often complex and change frequently. The Company therefore strongly recommends that the Beneficiary not rely on the information in this Appendix as the only source of information relating to the consequences of his or her participation in the 2015 Time-Based Plan because such information may be outdated when the Beneficiary vests in the Free Shares and/or sells any Free Shares issued pursuant to the award.
GENERAL PROVISIONS
Taxes. Regardless of any action the Company or the Beneficiaries’ employer (the “Employer”) takes with respect to any or all income tax, social insurance, payroll tax, or other tax-related withholding (“Tax-Related Items”), the Beneficiary acknowledges that the ultimate liability for all Tax-Related Items legally due by the Beneficiary is and remains the Beneficiary’s responsibility and that the Company and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Free Share grant, including the grant, vesting of the Free Shares, the subsequent sale of Free Shares acquired pursuant to such vesting and the receipt of any dividends; and (2) do not commit to structure the terms of the grant or any aspect of the Free Shares to reduce or eliminate the Beneficiary’s liability for Tax-Related Items.
Prior to vesting of the Free Shares, the Beneficiary will pay or make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all withholding obligations of the Company and/or the Employer, if any. In this regard, the Beneficiary authorizes the Company and/or the Employer to withhold all applicable Tax-Related Items legally payable by the Beneficiary from the Beneficiary’s compensation paid to the Beneficiary by the Company and/or Employer or from proceeds of the sale of Free Shares. Alternatively, or in addition, if permissible under local law, the Company may (1) sell or arrange for the sale of Free Shares that the Beneficiary acquires to meet the withholding obligation for Tax-Related Items and/or (2) withhold in Free Shares, provided that the Company only withholds the amount of Free Shares necessary to satisfy the minimum withholding amount. Finally, the Beneficiary will pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold as a result of the Beneficiary’s participation in the 2015 Time-Based Plan or the Beneficiary’s acquisition of Free Shares that cannot be satisfied by the means previously described. The Company may refuse to honor the vesting and refuse to deliver the Free Shares if the Beneficiary fails to comply with Beneficiary’s obligations in connection with the Tax-Related Items as described in this section.
Nature of Grant. In accepting the grant, the Beneficiary acknowledges that:
(a)    the 2015 Time-Based Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the 2015 Time-Based Plan;
(b)    the grant of the Free Shares is voluntary and occasional and does not create any contractual or other right to receive future grants of Free Shares, or benefits in lieu of Free Shares, even if Free Shares have been granted repeatedly in the past;
(c)    all decisions with respect to future grants, if any, will be at the sole discretion of the Company;
(d)    Beneficiary’s participation in the 2015 Time-Based Plan shall not create a right to further employment with the Employer and shall not interfere with the ability of the Employer to terminate Beneficiary’s employment relationship at any time with or without cause unless otherwise required under local law;
(e)    Beneficiary is voluntarily participating in the 2015 Time-Based Plan;
(f)    the Free Shares are an extraordinary item that do not constitute compensation of any kind for services of any kind rendered to the Company or the Employer, and which is outside the scope of Beneficiary’s employment contract, if any;

Appendix B-10

(g)    the Free Shares are not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, long service awards, pension or retirement benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Company or the Employer;
(h)    in the event that Beneficiary is not an employee of the Company, the grant will not be interpreted to form an employment agreement or relationship with the Company; and furthermore, the grant will not be interpreted to form an employment agreement with the Employer or any subsidiary or affiliate of the Company;
(i)    the future value of the underlying Free Shares is unknown and cannot be predicted with certainty;
(j)    if the Beneficiary obtains Free Shares, the value of those Free Shares may increase or decrease;
(k)    in consideration of the grant, no claim or entitlement to compensation or damages shall arise from termination of the award of Free Shares or diminution in value of the award resulting from termination of the Beneficiary’s employment with the Company or the Employer (for any reason whatsoever) and the Beneficiary irrevocably releases the Company and the Employer from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by signing the 2015 Time-Based Plan, the Beneficiary shall be deemed irrevocably to have waived the Beneficiary’s entitlement to pursue such claim; and
(l)    unless otherwise decided by the Board of Directors, in the event of termination of Beneficiary’s employment during the Vesting Period, Beneficiary’s right to vest in the Free Shares under the 2015 Time-Based Plan, if any, will terminate effective as of the date that Beneficiary is no longer actively employed and will not be extended by any notice period mandated under the local law (e.g., active employment would not include a period of “garden leave” or similar period pursuant to local law).
Data Privacy. The Beneficiary hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Beneficiary’s personal data as described in this document by and among, as applicable, the Employer, the Company and its subsidiaries and affiliates for the exclusive purpose of implementing, administering and managing the Beneficiary’s participation in the 2015 Time-Based Plan.
The Beneficiary understands that the Company and the Employer may hold certain personal information about the Beneficiary, including, but not limited to, the Beneficiary’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares or directorships held in the Company, details of all awards or any other entitlement to Free Shares awarded, canceled, exercised, vested, unvested or outstanding in Beneficiary’s favor, for the exclusive purpose of implementing, administering and managing the 2015 Time-Based Plan (“Data”).
The Beneficiary understands that the recipients of the Data may be located in France or elsewhere, and that the recipients’ country may have different data privacy laws and protections than the Beneficiary’s country. The Beneficiary understands that the Company may request a list with the names and addresses of any potential recipients of the Data by contacting the Beneficiary’s local human resources representative. The Beneficiary authorizes the Company and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the 2015 Time-Based Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing the Beneficiary’s participation in the 2015 Time-Based Plan. The Beneficiary understands that Data will be held only as long as is necessary to implement, administer and manage the Beneficiary’s participation in the 2015 Time-Based Plan. The Beneficiary understands that the Company may, at any time, view the Data, request additional information about the storage processing of the Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing the Beneficiary’s local human resources representative. Beneficiary understands, however, that refusing or withdrawing the Company’s consent may affect the Beneficiary’s ability to participate in the 2015 Time-Based Plan. For more information on the consequences of the Beneficiary’s refusal to consent or withdrawal of consent, Beneficiary understands that the Company may contact the Beneficiary’s local human resources representative.
Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to the 2015 Time-Based Plan or future awards that may be granted under the 2015 Time-Based Plan by electronic means or to request Beneficiary’s consent to participate in the 2015 Time-Based Plan by electronic means. Beneficiary hereby consents to receive such documents by electronic delivery and, if requested, to agree to participate in the 2015 Time-Based Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

Appendix B-11

Severability. The provisions of this 2015 Time-Based Plan are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.
For tax residents of the United States
Beneficiary acknowledges that both this award and any Free Shares are securities, the issuance by the Company of which requires compliance with federal and state securities laws.
Beneficiary acknowledges that these securities are made available to Beneficiary only on the condition that Beneficiary makes the representations contained in this section to the Company.
Beneficiary has made a reasonable investigation of the affairs of the Company sufficient to be well informed as to the rights and the value of these securities.
The intent of the parties is that payments and benefits under the 2015 Time-Based Plan comply with, or be exempt from, Section 409A of the Internal Revenue Code of 1986, as amended (the "Code") to the extent subject thereto, and, accordingly, to the maximum extent permitted, the 2015 Time-Based Plan and the Allocation Letters thereunder shall be interpreted and be administered to be in compliance therewith or exempt therefrom.  Notwithstanding anything contained herein to the contrary, to the extent required to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, the Beneficiary shall not be considered to have separated from service with the Company for purposes of this 2015 Time-Based Plan and no payment or benefit shall be due to the Beneficiary under the 2015 Time-Based Plan and the Allocation Letters thereunder on account of a separation from service until the Beneficiary would be considered to have incurred a “separation from service” from the Company within the meaning of Section 409A of the Code.  Any payments or benefits (including vesting grants) described in the 2015 Time-Based Plan and the Allocation Letters thereunder that are due within the “short-term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless applicable law requires otherwise.  Notwithstanding anything to the contrary in the 2015 Time-Based Plan and the Allocation Letters thereunder, to the extent that any amounts are payable upon a separation from service and such payment would result in accelerated taxation and/or tax penalties under Section 409A of the Code, such payment, under this 2015 Time-Based Plan or any other agreement of the Company, shall be made on the first business day after the date that is six (6) months following such separation from service (or death, if earlier).
For Beneficiaries who are United States taxpayers, notwithstanding anything to the contrary contained in Article 6.4 of the 2015 Time-Based Plan, the Free Shares shall be delivered no later than December 31st of the year of the Beneficiary’s Disability or, if later, the fifteenth day of the third month after the date of the Beneficiary’s Disability; provided, that any such Disability will be within the meaning of Section 409A of the Code, and the regulations promulgated thereunder.
For Beneficiaries who are United States taxpayers, notwithstanding anything to the contrary contained in Article 6.5 of the 2015 Time-Based Plan, the Free Shares shall be delivered no later than December 31st of the year of the Beneficiary’s death or, if later, the fifteenth day of the third month after the date of the Beneficiary’s death.
The Company makes no representation that any or all of the payments described in the 2015 Time-Based Plan and the Allocation Letters thereunder will be exempt from or comply with Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to any such payment. The Grantee shall be solely responsible for the payment of any taxes and penalties incurred under Section 409A.
The Company makes no representation as to the tax status of the 2015 Time-Based Plan to the Beneficiary who should seek his or her own tax advice.

Appendix B-12

Exhibit 1
List of Countries

•	Canada

•	Japan

•	Singapore

•	The Netherlands

Appendix B-13

Exhibit 2
Form of Allocation Letter
[Beneficiary Name and Address]
[Date]

Letter delivered by electronic delivery
[Name of Beneficiary],
We have the pleasure to inform you that, pursuant to the authorization granted by the shareholders’ meeting held on June 29, 2016, the board of directors of Criteo (the « Company »), during its meeting held on [ ] (the « Grant Date »), granted to you free shares of the Company, under the terms and conditions provided for in Articles L. 225-197-1 to L. 225-197-5 of the French Commercial Code and in the Amended and Restated 2015 Time-Based Free Share Plan of the Company (the « 2015 Time-Based Plan »). Capitalized terms that are used but not defined herein shall have the meaning ascribed to such terms in the 2015 Time-Based Plan.
The board of directors granted to you [ ] free ordinary shares of the Company (the « Shares »), with a par value of EUR 0.025 each.
The period (« Vesting Period ») at the end of which the grant will become effective and final (i.e., the Shares will be issued to you and be your property), has been set at [ ] years as from the Grant Date: [details of vesting scheduled to be inserted]. [Except as provided below], the Shares will thus be definitively acquired at the end of the Vesting Period unless you shall cease to be an employee of the Criteo group for any reason whatsoever during the Vesting Period (subject to the following paragraph).
[In the event you cease to be an employee or officer of the Group after the one year anniversary of the Grant Date but prior to the First Vesting Date, you shall definitively acquire, on the First Vesting Date, a number of Shares that is equal to the pro rata portion (measured by the ratio of (A) the number of calendar days elapsed from the Allocation Date included to the date you cease to be an employee or officer of the Group (excluded) to (B) the total number of calendar days between the Allocation Date (included) and the First Vesting Date (excluded)) of the number of Shares that you would have definitively acquired on the First Vesting Date had you remained an employee or officer of the Group until such date (the « Prorated Allocation »).] [Notwithstanding the foregoing, if you are a tax resident of the United States, the Company will be required to withhold Federal Insurance Contributions Act taxes in respect of your Allocation as of the first anniversary of the Grant Date.]
In the event of Disability before the end of the Vesting Period, the free Shares shall be definitively acquired on the date of Disability. In the event of death of during the Vesting Period, the free Shares shall be definitively acquired at the date of the request of allocation made by your beneficiaries in the framework of the inheritance. The request for allocation of the Shares shall be made within six (6) months from the date of death in compliance with Article L. 225-197-3 of the French Commercial Code.

By acknowledging this grant, you hereby acknowledge and agree that any Allocation pursuant to the 2015 Time-Based Plan shall be subject to any applicable Criteo clawback policy, as adopted by Criteo from time to time.
The detailed terms of such grant are described in the 2015 Time-Based Plan, a copy of which is attached hereto. The 2015 Time-Based Plan is hereby incorporated by reference and made a part hereof, and the free Shares granted herein shall be subject to all terms and conditions of the 2015 Time-Based Plan and this Allocation Letter. In the event of any conflict between the provisions of this Allocation Letter and the provisions of the 2015 Time-Based Plan, the provisions of the 2015 Time-Based Plan shall govern.
Thank you for sending a copy of the 2015 Time-Based Plan to people.experience@criteo.com, duly initialed and signed, not later than [90 days from the date of the Allocation Letter], failing which the above grant shall be null and void.

Yours sincerely,
CRITEO

Appendix B-14

SIGNATURE PAGE

Acknowledged by:		Date:
(Print Name)

(Sign Name)

Please return a signed copy to people.experience@criteo.com.

Appendix B-15

APPENDIX C

Please note that because we are a French company, the full text of the Amended and Restated 2015 Performance-Based Free Share Plan included in this Appendix C has been translated from French. In the case of any discrepancy between this version and the French version, the French version will prevail.

CRITEO
AMENDED AND RESTATED 2015 PERFORMANCE-BASED FREE SHARE PLAN
RESTRICTED STOCK UNITS

Adopted by the Board of Directors on April 4, 2018

1.	IMPLEMENTATION OF THE FREE SHARE PLAN	2

2.	DEFINITIONS	2

3.	PURPOSE	4

4.	BENEFICIARIES: ELIGIBLE EMPLOYEES	4

5.	NOTICE OF THE ALLOCATION OF THE FREE SHARES	4

6.	VESTING PERIOD	4

7.	HOLDING PERIOD	11

8.	CHARACTERISTICS OF THE FREE SHARES	11

9.	DELIVERY AND HOLDING OF THE FREE SHARES	11

10.	SHARES SUBJECT TO PLAN; INDIVIDUAL LIMITATIONS	13

11.	INTERMEDIARY OPERATIONS	13

12.	ADJUSTMENT	14

13.	AMENDMENT TO THE 2015 PERFORMANCE PLAN	14

14.	TAX AND SOCIAL RULES	14

15.	MISCELLANEOUS	14

Appendix C-1

1.	IMPLEMENTATION OF THE FREE SHARE PLAN
On July 30, 2015, the Board of Directors adopted the Original 2015 Performance Plan stating the conditions and criteria for the allocation of free shares of Criteo, a French société anonyme whose registered office is located 32, rue Blanche, 75009 Paris, France, whose identification number is 484 786 249 R.C.S. Paris (hereafter referred to as the “Company”) to the benefit of the chief executive officer and, from time to time, certain named executive officers, members of executive management and certain other employees of the Company or any company or economic interest group in which the Company holds, directly or indirectly, at least 10% of the share capital and voting rights at the date of allocation of said shares, as determined by the Board of Directors. The Original 2015 Performance Plan was subsequently approved by the combined (ordinary and extraordinary) shareholders’ meeting of the Company, which also granted authority to the Board of Directors to allocate free shares under the Original 2015 Performance Plan. On February 25, 2016, the Board of Directors adopted this amended and restated version of the Original 2015 Performance Plan (hereinafter, and as it may be amended from time to time in accordance with the provisions hereof, and in particular by the Board of Directors on April 7, 2016 (provided that the amendment to the fungible share ratio in Section 10.1 did not become effective until it was approved by the shareholders of the Company on June 29, 2016), on June 28, 2016 and on April 4, 2018, the “2015 Performance Plan”).

2.	DEFINITIONS
Under the present 2015 Performance Plan, the following terms and expressions starting with a capital letter shall have the following meaning and may be used indifferently in the singular or in the plural form:

"Acquisition Date"	refers to the date when the Free Shares have been definitely acquired by the relevant Beneficiary;
"Agreed Leave"
refers to any leave of absence of more than three months having received a prior approval from the Company or requiring no prior approval under U.S. laws. Agreed Leaves shall include leaves for illnesses, military leave, and any other personal leave or conditions about which the employee has advance knowledge. Agreed Leave shall not include any absence considered as effective working time, such as maternity leave, of whatever duration, which shall not automatically result in a termination of the employment relationship between the Beneficiary and the Company or the Group.

"Allocation"
refers to the decision of the Board of Directors to allocate Free Shares to a given Beneficiary. This Allocation constitutes a right to be granted Free Shares at the end of the Vesting Period subject to compliance with the conditions and criteria set forth by the present 2015 Performance Plan;

"Allocation Date"	refers to the date when the Board of Directors decided to allocate Free Shares under the 2015 Performance Plan;
"Allocation Letter"	refers to the notice, substantially in the form set forth in Exhibit 1, which informs a given Beneficiary of the Allocation of Free Shares, as stated in Article 5 of the 2015 Performance Plan;
"Beneficiaries"	refers to the person(s) for whose benefit the Board of Directors decided an Allocation of Free Shares as well as, as the case may be, his or her heirs;

Appendix C-2

"Board of Directors"	refers to the Company’s board of directors;
"Bylaws"	refers to the Company’s bylaws in force at the date referred to;
"Change in Control"
refers to (i) a merger (fusion) of the Company with or into another corporation, other than to another corporation, entity or person in which the holders of at least a majority of the voting rights and share capital of the Company outstanding immediately prior to such transaction continue to hold (either by such shares remaining outstanding in the continuing entity or by being converted into shares of voting rights and share capital of the surviving entity) a majority of the total voting rights and share capital of the Company (or the surviving entity) outstanding immediately after such transaction (an “Excluded Entity”), or (ii) the sale (vente) or other form of transfer by one or several shareholders of the Company to any person or group of persons of a number of ordinary shares of the Company such that the transferee(s) shall own a majority of the voting rights and share capital of the Company, or (iii) the sale, lease or other disposition, in a single transaction or in a series of related transactions, of all or substantially all of the assets of the Company other than to (1) a corporation or other entity of which at least a majority of its combined voting rights and share capital is owned directly or indirectly by the Company or (2) an Excluded Entity.

"Disability"	refers to the disability of a Beneficiary corresponding to the second or third of the categories provided by Article L. 341-4 of the French Social Security Code;
"Free Shares"
refers to the shares which will be allocated to a Beneficiary in accordance with the 2015 Performance Plan, and issued or which will be issued by the Company (and reflected in its current share capital) as of the applicable Acquisition Date;

"Group"	refers to the Company and to all the companies and groups affiliated with the Company within in the meaning of Article L. 225-197-2 of the French Commercial Code;
"Holding Period"
refers to the period, if any, starting on the Acquisition Date, during which a Beneficiary may not transfer or pledge his or her Free Shares, by any means, or convert them into the bearer form; it being specified that the total duration of both the Vesting Period and the Holding Period may in no event be less than two years as from the Allocation Date pursuant to applicable French law;

"Original 2015 Performance Plan"
refers to the version of the 2015 Performance Plan that was adopted by the Board of Directors on July 30, 2015 and approved by the combined (ordinary and extraordinary) shareholders’ meeting of the Company on October 23, 2015;

"Presence"	refers to the presence of the Beneficiary in his or her capacity as employee and/or corporate officer of the Company or of any of the companies of the Group;
"Regulated Market"
refers to a regulated market in the meaning of Article L. 421-1 of the French monetary and financial code (code monétaire et financier) the list of which is established and up-dated by the French Minister in charge of the economy upon proposal from the AMF. It is noted that this list does not include the Nasdaq Stock Market on the date of adoption of the 2015 Performance Plan by the Board of Directors;

"Trading Day"	refers to the working days when the Nasdaq Stock Market proceeds to the listing of shares on the Nasdaq Stock Market other than days when the listing ends prior to the usual closing hour;

Appendix C-3

"Vesting Period"
refers to the minimum one year period starting on the Allocation Date and ending on the Acquisition Date, being specified that the Board of Directors may decide to extend this period for all or part of the Free Shares and/or provide for vesting in tranches, as stated in the corresponding Allocation Letter;

"Working Day"	refers to any day on which legal business can be conducted within the Company, i.e. every Monday, Tuesday, Wednesday, Thursday and Friday, as long as it is not a public holiday.

3.	PURPOSE
The 2015 Performance Plan sets forth the conditions and criteria for the allocation of Free Shares under the 2015 Performance Plan, pursuant to Articles L. 225-197-1 et seq. of the French Commercial Code and to the authorization granted by the shareholders’ meeting of the Company dated October 23, 2015.
The purposes of the 2015 Performance Plan are:

•	to attract and retain the best available personnel for positions of substantial responsibility;

•	to provide additional incentive to Beneficiaries, including performance incentives; and

•	to promote the success of the Company's business.

4.	BENEFICIARIES: ELIGIBLE EMPLOYEES
Pursuant to the authorization of the shareholders’ general meeting dated October 23, 2015 , the Board of Directors of the Company will approve the list of Beneficiaries among the chief executive officer and, from time to time, certain named executive officers, members of executive management and certain other employees of the Group, as determined by the Board of Directors, together with the indication of the number of Free Shares allocated to each of them.

5.	NOTICE OF THE ALLOCATION OF THE FREE SHARES
The notice of the Allocation of Free Shares to each Beneficiary shall be made pursuant to an Allocation Letter made available to the Beneficiary together with a copy of the present 2015 Performance Plan, indicating the number of Free Shares allocated, the Vesting Period, the Holding Period, if any, and the performance goals (as described in Article 6.1 and 6.2).
The Beneficiary shall acknowledge receipt of the Allocation documentation comprised of the Allocation Letter and of the 2015 Performance Plan by accepting online his or her documentation by means of the tool made available by the Company and by sending signed copies of the Allocation Letter within 90 days from the date of notification by the Company of the availability on line of the Allocation documentation; the documents being deemed to be received on the date of the electronic delivery, in the absence of which the Allocation shall be null and void for this Beneficiary.

6.	VESTING PERIOD
6.1.    Principle

Appendix C-4

(a)    The Free Shares allocated under the 2015 Performance Plan shall be definitively acquired by the Beneficiaries at the end of the Vesting Period, provided that the following condition(s) precedent(s) is (are) met:

i.
except as set forth in Article 6.1(b), continued Presence of the Beneficiary during the Vesting Period, in the absence of which he or she will not be entitled to acquire Free Shares on the date when this condition is no longer met; and

ii.	attainment of one or more performance goals determined by the Board of Directors at grant in accordance with Article 6.2 and reflected in the relevant Allocation Letter.
Should the Beneficiary be at the same time an employee and an officer of the same company or of two companies of the Group, the loss of one of these capacities shall not result in the loss of the right to acquire the Free Shares allocated under the 2015 Performance Plan at the end of the Vesting Period; provided, that if the Beneficiary is an officer on the Allocation Date and subsequently ceases to be an officer of any company of the Group, the Board of Directors shall have the discretion to terminate the Beneficiary’s right to acquire the Free Shares allocated under the 2015 Performance Plan at the end of the Vesting Period.
Pursuant to Article L. 225-197-3 of the French Commercial Code, the Beneficiaries hold a claim against the Company which is personal and may not be transferred until the end of the Vesting Period.
During the Vesting Period, the Beneficiaries will not own the Free Shares and will not be shareholders of the Company. As a consequence, they will not hold any rights attached to the ordinary shares of the Company.
(b)    Unless otherwise determined by the Board of Directors at the time of the grant, if the Beneficiary (i) ceases to be an employee or officer of the Group more than one year after the Allocation Date but prior to (A) the Acquisition Date or (B) in the case of an Allocation that vests in tranches, the vesting date of the first tranche of the Allocation (such date in either (A) or (B), the “First Vesting Date”), and (ii) prior to the termination of his or her employment or term of office, any applicable Performance Targets (as defined below) are fully satisfied, then the Beneficiary shall definitively acquire, on the First Vesting Date, only those Free Shares that correspond to the Performance Targets that were fully satisfied prior to the termination of his or her employment or term of office. For instance, for an Allocation where 25% of the Free Shares vest upon the second anniversary of the Allocation Date subject to the attainment of Performance Target No. 1 and 25% of the Free Shares vest upon the second anniversary of the Allocation Date subject to the attainment of Performance Target No. 2, if the Beneficiary ceases to be an employee or officer of the Group the day following the first anniversary of the Allocation Date and the Board determines that, by that date, the Beneficiary has satisfied Performance Target No. 1 at 100% and Performance Target No. 2 at 85%, he shall definitely acquire on such second anniversary date 25% of his Free Shares, with the balance being automatically forfeited. If none of the Performance Targets are met at the 100% level or higher prior to the Beneficiary’s termination, the Beneficiary’s entire Allocation will be automatically forfeited.
For the avoidance of doubt, this Article 6.1(b) shall apply only for Allocations where the First Vesting Date is more than one year after the Allocation Date.
(c)    In addition to any other powers set forth in the 2015 Performance Plan and subject to the provisions of the 2015 Performance Plan, the Board of Directors shall have

Appendix C-5

the full and final power and authority, in its discretion, to determine the terms, conditions and restrictions applicable to each Allocation (which need not be identical) and any Free Shares acquired pursuant thereto, including, without limitation, the Performance Measures (as defined below), performance period, performance award formula and Performance Targets (as defined below) applicable to any grant and the extent to which such Performance Targets have been attained. Further, the Board of Directors shall have the full and final power and authority, in its discretion, to determine whether, to what extent, and under what circumstances an Allocation may be settled, cancelled, forfeited, exchanged, or surrendered.
Notwithstanding Articles 6.6, 6.7 and 6.8 of the 2015 Performance Plan, the Board of Directors shall not accelerate or shorten the minimum Vesting Period of one year. For clarity, there shall be no automatic acceleration of vesting with respect to an Allocation under the present 2015 Performance Plan solely based on a change in control of the Company.
6.2    Performance criteria
The acquisition of any Free Shares granted hereunder shall be subject to or conditioned upon, in whole or in part, the achievement of performance criteria in accordance with the following terms and conditions (each, a “Performance Grant”):
6.2.1    Establishment of performance period, performance targets and performance award formula
In granting each Performance Grant, the Board of Directors shall establish in writing the applicable performance period, performance award formula and one or more Performance Targets (as defined herein) which, when measured at the end of the performance period, shall determine, on the basis of the performance award formula, the final number of Free Shares acquired by the Beneficiary. Once established with respect to an Allocation intended to qualify as “performance based compensation” under Section 162(m) of the U.S. Internal Revenue Code (“Section 162(m)”), the Performance Targets and performance award formula applicable to a Beneficiary shall not be changed during the performance period except as permitted by Section 162(m). For any Allocation not intended to qualify as “performance based compensation” under Section 162(m), the Board of Directors shall have full power and final authority, in its discretion, to alter or cancel the Performance Targets or performance award formula applicable to a Beneficiary, including, without limitation, in the event that the Beneficiary changes roles or functions within the Group during the performance period. In any case, the performance period shall not be shorter than one year.
6.2.2    Measurement of performance targets
Performance shall be evaluated by the Board of Directors on the basis of targets to be attained (“Performance Targets”) with respect to one or more measures of business or financial performance (each, a “Performance Measure”), subject to the following:
(a)    Performance Measures
(i)    Determination of Performance Measures. Except as otherwise determined by the Board of Directors and in each case to the extent applicable, Performance Measures shall have the same meanings as used in the Company’s financial statements, or, if such terms are not used in the Company’s financial statements, they shall have the meaning applied pursuant to generally accepted accounting principles or as used generally in the Company’s industry.
(ii)    Calculation of Performance Measures. Except as otherwise determined by the Board of Directors, the Performance Measures applicable to the acquisition of

Appendix C-6

the Free Shares shall be calculated in accordance with generally accepted accounting principles and excluding the effect (whether positive or negative) of any change in accounting standards or any extraordinary, unusual or nonrecurring item, as determined by the Board of Directors, occurring after the establishment of the Performance Targets applicable to the acquisition of the Free Shares. Each such adjustment, if any, shall be made solely for the purpose of providing a consistent basis from period to period for the calculation of Performance Measures in order to prevent the dilution or enlargement of the Beneficiary’s rights with respect to the acquisition of the Free Shares.
(iii)    Types of Performance Measures. Performance Measures may be one or more of the following, as determined by the Board of Directors:
(1)    revenue excluding traffic acquisition costs;

(2)	adjusted earnings before interest, taxes, depreciation and amortization, as defined by the Company in its financial statements as filed with the Securities Exchange Commission in the United States;
(3)    cash flow from operating activities;
(4)    stock price;
(5)    completion of identified special project(s); or
(6)    any combination of the foregoing.
Notwithstanding the foregoing, the Board of Directors may provide that one or more objectively determinable adjustments shall be made to the Performance Measures, which may include adjustments that would cause the measures to be considered “non-GAAP financial measures” under rules promulgated by the Securities and Exchange Commission.
(b)    Performance Targets. Where applicable, Performance Targets may be expressed in terms of attaining a specified level of the Performance Measure or the attainment of a percentage increase or decrease in the particular Performance Measure, and may be applied to one or more of the Company, any subsidiary or affiliate of the Company, or a division or strategic business unit of the Company or any subsidiary or affiliate thereof, or may be applied to the performance of the Company or any subsidiary or affiliate thereof relative to a market index, a group of other companies or a combination thereof, all as determined by the Board of Directors. The Performance Targets may be subject to a threshold level of performance below which no Free Shares will be acquired, levels of performance at which specified numbers of Free Shares will be acquired, and a maximum level of performance above which no additional number of Free Shares will be acquired (or at which full vesting will occur).
6.3    Allocation Subject to Clawback Policy
The Allocation Letter shall contain an acknowledgement and agreement by the Beneficiary that any Allocation pursuant to the 2015 Performance Plan shall be subject to any applicable clawback policy of the Company, as adopted by the Company from time to time.

Appendix C-7

6.4    Internal mobility
In the event of transfer or temporary assignment of the Beneficiary within a company of the Group, implying (i) the termination of the initial employment agreement and the entering into of a new employment agreement or of a position as officer, and/or (ii) a resignation of the Beneficiary from his or her position as officer and the acceptance of a new position of officer or the entering into of a new employment agreement in one of such companies, the Beneficiary shall retain his or her right to be allocated Free Shares at the end of the Vesting Period.
6.5    Agreed Leave of Absence Exceeding Three Months
In the event a Beneficiary is on an Agreed Leave, such Beneficiary’s Allocation(s) shall (a) stop vesting on the first day of the quarter immediately following the quarter during which the Agreed Leave begins; and (b) resume vesting on the first day of the quarter immediately following the quarter in which the Agreed Leave ends. As a result of any Agreed Leave, the Vesting Period for the applicable Allocation(s) shall be extended in accordance with this Article 6.5.
6.6    Disability
In the event of Disability before the end of the Vesting Period, the Free Shares shall be definitively acquired by the Beneficiary on the date of Disability.
6.7    Death
In the event of the death of the Beneficiary during the Vesting Period, the Free Shares shall be definitively acquired at the date of the request of allocation made by his or her beneficiaries in the framework of the inheritance.
The request for allocation of the Free Shares shall be made within six months from the date of death in compliance with Article L. 225-197-3 of the French Commercial Code.

Appendix C-8

6.8    Retirement
In the event of the retirement of a Beneficiary during the Vesting Period, and notwithstanding the number of Free Shares that may vest pursuant to Article 6.1(b) upon retirement of such Beneficiary, the Board of Directors of the Company may decide that the conditions set forth in Article 6.1 above shall be deemed to be met for all or part of the Free Shares prior to the date of such retirement.
6.9    Change in Control
a)Unless otherwise provided by the Board of Directors, an agreement between a Group company and the Beneficiary or in the applicable Allocation Letter, in the event of a Change in Control:

i.
Where the successor corporation or parent or subsidiary of the successor corporation does not agree to assume or substitute for any outstanding Allocation, for each Allocation that is not assumed or substituted for and for which the Allocation Date is at least one year prior to the consummation of the Change in Control, the restrictions and forfeiture conditions applicable to the Vesting Period shall lapse, any performance conditions imposed with respect to such Allocation shall be deemed to be achieved at target performance levels and the Free Shares shall be deemed fully vested and definitively acquired by the Beneficiary prior to the consummation of the Change in Control. Any Allocation for which the Allocation Date is less than one year prior to the consummation of the Change in Control shall either be assumed or substituted for in accordance with Article 6.9(a)(ii) or cancelled in accordance with Article 6.9(a)(iii) below.

Appendix C-9

ii.
For the purposes of this Article 6.9, an Allocation will be considered assumed or substituted if, (A) following the Change in Control, the Allocation confers the right to receive, for each Free Share subject to the Allocation immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) or the fair market value, as determined by the Board of Directors in good faith, of the consideration received in the Change in Control by holders of ordinary shares of the Company for each such share held on the effective date of the transaction; provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation or its parent, the Board of Directors may, with the consent of the successor corporation, provide that the consideration to be received for each Free Share shall be solely common stock of the successor corporation or its parent equal in fair market value, as determined by the Board of Directors in good faith, to the per share consideration received by holders of ordinary shares of the Company in the Change in Control; (B) any securities of the successor corporation or its parent forming part of the Allocation following the Change in Control are freely tradable on a major stock exchange; and (C) the Allocation otherwise remains subject to the same terms and conditions that were applicable to the Allocation immediately prior to the Change in Control.

iii.
Notwithstanding any other provision of the 2015 Performance Plan, in the event of a Change in Control, except as would otherwise result in adverse tax consequences under Section 409A of the U.S. Internal Revenue Code, the Board of Directors may, in its discretion, provide that each Allocation shall, immediately upon the occurrence of a Change in Control, be cancelled in exchange for a payment in cash or securities in an amount equal to (i) the consideration paid per ordinary share of the Company in the Change in Control multiplied by (ii) the number of Free Shares granted under the Allocation. The Board of Directors shall not be required to treat all Allocations similarly for purposes of this Article 6.9(a). Payment of amounts under this Article 6.9(a) shall be made in such form, on such terms and subject to such conditions as the Board of Directors determines in its discretion, which may or may not be the same as the form, terms and conditions applicable to payments to the Company's shareholders in connection with the Change in Control and may, in the Board of Directors’ discretion, include subjecting such payments to vesting conditions comparable to the Allocations surrendered, subjecting such payments to escrow or holdback provisions comparable to those imposed upon the Company's shareholders in connection with the Change in Control, or calculating and paying the present value of payments that would otherwise be subject to escrow or holdback terms.

b)The obligations of the Company under the 2015 Performance Plan shall be binding upon any successor corporation or organization resulting from the Change in Control.

Appendix C-10

7.	HOLDING PERIOD
7.1    Principle
a)During the Holding Period, if any, the Beneficiaries concerned will be the owner of the Free Shares allocated under the 2015 Performance Plan and will be shareholders of the Company. As a consequence, they will benefit from all the rights attached to the capacity of shareholder of the Company.
However, the Free Shares shall not be available during the Holding Period, if any, and the Beneficiaries may not transfer or pledge the Free Shares, by any means, or convert them into the bearer form.
b)At the end of the Holding Period, if any, the Free Shares will be fully available, subject to the provisions of the following paragraph.
At the end of the Holding Period, if any, the Free Shares allocated under the 2015 Performance Plan may not be transferred (i) if a “black-out” period is in effect pursuant to the Company’s Insider Trading Policy, as in effect at such time, or (ii) otherwise in contravention of any applicable laws or regulations, or trading rules or restrictions of any exchange on which the Company’s shares are listed at such time.
7.2    Specific situations
Notwithstanding the provisions of the second paragraph of Article 7.1 above, the Free Shares allocated to the Beneficiaries referred to in Article 6.5 above or to the beneficiaries of the deceased Beneficiary referred to in Article 6.6 above may be freely transferred as from the date of their final allocation.

8.	CHARACTERISTICS OF THE FREE SHARES
The Free Shares definitively acquired shall be, at the Company’s choice, new ordinary shares to be issued by the Company or existing shares acquired by the Company.
As from the Acquisition Date, the Free Shares shall be subject to all the provisions of the Bylaws. They shall be assimilated to existing ordinary shares of the Company and shall benefit from the same rights as from the Acquisition Date.
Free Shares that are not definitively acquired do not give right to any dividend paid prior to the Acquisition Date.

9.	DELIVERY AND HOLDING OF THE FREE SHARES
At the end of the Vesting Period, the Company shall deliver to the Beneficiary the Free Shares allocated under the 2015 Performance Plan provided that the conditions and criteria for such allocation provided by Articles 5 and 6 above are met.
If the Acquisition Date is not a Working Day, the delivery of the Free Shares shall be completed the first Working Day following the end of the Vesting Period.
The Free Shares that may be acquired under the 2015 Performance Plan will be held, during the Holding Period (if any), in nominative form (nominatif pur) in an individual account opened in the name of the relevant Beneficiary at BNPP Securities Services with a legend stating that they cannot

Appendix C-11

be transferred. If the provisions of Article 7.1(b) above are applicable at the end of the Holding Period (or the end of the Vesting Period if there is no Holding Period), the Free Shares shall remain in nominative form (nominatif pur) at BNPP Securities Services until such time as they are transferred to make sure that the restrictions set forth in Article 7.1(b) above are complied with.
In the event that, as a consequence of the Allocation of Free Shares under the 2015 Performance Plan, the Company or any of the companies of the Group shall be compelled to pay taxes, social costs or any other social security taxes or contributions on behalf of the Beneficiary, the Company retains the right to postpone or to forbid the delivery of the Free Shares on the Acquisition Date until the relevant Beneficiary has paid to the Company or to the relevant company of the Group the amount corresponding to these taxes, social costs, or social security taxes or contributions.

Appendix C-12

10.	SHARES SUBJECT TO PLAN; INDIVIDUAL LIMITATIONS
10.1    Shares Available for Issuance
Subject to adjustment as provided in Articles 11 and 12, the maximum aggregate number of Free Shares that may be issued under the 2015 Performance Plan shall not exceed the number of shares remaining available for issuance under the Company’s equity compensation plans pursuant to authorizations previously approved by the shareholders of the Company, as of the Allocation Date, that are not subject to outstanding awards thereunder. Any Free Shares granted in connection with an Allocation under the present 2015 Performance Plan (i.e., grants other than options or warrants) shall be counted against this limit as 1.57 shares for every one Free Share granted in connection with such Allocation. Free Shares subject to the 2015 Performance Plan shall consist of authorized but unissued ordinary shares of the Company, as well as existing shares of the Company.
In the event that an Allocation, or any part thereof, for any reason is terminated or canceled without having been definitively acquired by its Beneficiary, or has otherwise not vested, the unacquired portion of Free Shares relating to such Allocation shall, provided the 2015 Performance Plan is still in force, again be available for future allocation pursuant to the 2015 Time-Based Plan or the 2015 Performance Plan. Notwithstanding any provision of the 2015 Performance Plan or the Appendix thereunder to the contrary, Free Shares withheld or reacquired by the Company in satisfaction of tax withholding obligations with respect to a Beneficiary shall not again be available for issuance under the 2015 Performance Plan.
10.2    Section 162(m) Allocation Limits
With respect to any Allocation under the present 2015 Performance Plan which is intended to qualify as “performance based compensation” within the meaning of Section 162(m) of the U.S. Internal Revenue Code, unless otherwise determined by the Board of Directors, the following limits shall apply to the grant of an Allocation under the present 2015 Performance Plan. Subject to adjustment as provided in Articles 11 and 12, no Beneficiary shall be granted within any fiscal year of the Company an Allocation of Free Shares under the present 2015 Performance Plan, the grant or vesting of which is based on the attainment of performance goals, for more than 1,000,000 Free Shares.

11.	INTERMEDIARY OPERATIONS
Subject to Article 6.9, in the event of exchange without equalization payment in cash (soulte) resulting from a merger or spin-off completed during the Vesting Period or the Holding Period (if any), the remainder of such period(s) shall apply to the rights to receive free shares of the Company or free shares of the surviving entity received by the Beneficiary in exchange for his rights to receive Free Shares.
The same shall apply in the event of exchange resulting from a public tender offer, a stock split or reverse stock split completed in compliance with applicable regulations during the Holding Period (if any).

Appendix C-13

12.	ADJUSTMENT
Should the Company, during the Vesting Period, undergo an amortization, reduce its share capital, change the allocation of its profits, allocate free shares to all the shareholders, capitalize reserves, profits or issuance premiums, allocate reserves or issue equity securities or give a right to the allocation of equity securities, including a preferential subscription right reserved to the shareholders or any other corporate transaction or event having an effect similar to any of the foregoing, the maximum number of Free Shares allocated under the 2015 Performance Plan may be adjusted in order to take into account said operation by application, mutatis mutandis, of the terms of adjustment provided by the law for the beneficiaries of stock options.
Each Beneficiary shall be informed of the practical terms of the adjustment and of its consequences on the Allocation of Free Shares he or she benefited from, it being specified that the free shares of the Company allocated pursuant to this adjustment shall be governed by the present 2015 Performance Plan.

13.	AMENDMENT TO THE 2015 PERFORMANCE PLAN
13.1    Principle
The present 2015 Performance Plan may be amended by the Board of Directors, provided that any such amendment shall be subject to shareholder approval to the extent required in order to comply with applicable law or the rules of the Nasdaq Stock Market. Any such amendment shall be subject to the written consent of the Beneficiaries if it results in a decrease in the rights of said Beneficiaries.
The new provisions shall apply to the Beneficiaries of the Free Shares during the Vesting Period on the date of the decision to amend the 2015 Performance Plan made by the Board of Directors, or the written consent of the Beneficiary, if required.
13.2    Notice of the amendments
The affected Beneficiaries shall be notified of an amendment to the 2015 Performance Plan, by any reasonable means, including by electronic delivery, internal mail, by simple letter or, with acknowledgement of receipt, by fax or by e-mail.

14.	TAX AND SOCIAL RULES
The Beneficiary shall bear all taxes and mandatory costs which he or she must bear pursuant to the applicable law in relation to the allocation of Free Shares, on the due date of said taxes or costs.
Each Beneficiary shall verify and carry out, as the case may be, the declaratory obligations he or she must comply with in relation to the allocation of the Free Shares.

15.	MISCELLANEOUS
15.1    Rights in relation to the capacity of employee
No provisions of the present 2015 Performance Plan shall be construed as granting to the Beneficiary a right to have his or her employment agreement with the Company or any of the companies of the Group maintained, or limiting the right of the Company or any of the companies

Appendix C-14

of the Group to terminate or amend the terms and conditions of the employment agreement of the Beneficiary.
15.2    Rights in relation to future free share plans
The fact that a person may benefit from the 2015 Performance Plan does not imply that he or she shall benefit from any other plan that may be implemented thereafter.
15.3    Applicable law - Jurisdiction
The present 2015 Performance Plan is subject to French law. Any dispute relating to its validity, its interpretation or its performance shall be decided by the competent courts of the French Republic.
15.4    Provisions Applicable to Beneficiaries Located outside of France
The attached Appendix applies to Beneficiaries located outside of France.

Appendix C-15

APPENDIX

TERMS AND CONDITIONS
This Appendix contains additional terms and conditions that will apply to the Beneficiary if he or she resides outside of France. Capitalized terms used but not defined herein shall have the same meanings assigned to them in the 2015 Performance Plan.
NOTIFICATIONS
This Appendix also includes information regarding exchange control and certain other issues of which the Beneficiary should be aware with respect to his or her participation in the 2015 Performance Plan. The information is based on the securities, exchange control and other laws in effect in the respective countries as of July 2015. Such laws are often complex and change frequently. The Company therefore strongly recommends that the Beneficiary not rely on the information in this Appendix as the only source of information relating to the consequences of his or her participation in the 2015 Performance Plan because such information may be outdated when the Beneficiary vests in the Free Shares and/or sells any Free Shares issued pursuant to the award.

GENERAL PROVISIONS
Taxes. Regardless of any action the Company or the Beneficiaries’ employer (the “Employer”) takes with respect to any or all income tax, social insurance, payroll tax, or other tax-related withholding (“Tax-Related Items”), the Beneficiary acknowledges that the ultimate liability for all Tax-Related Items legally due by the Beneficiary is and remains the Beneficiary’s responsibility and that the Company and/or the Employer (1) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Free Share grant, including the grant, vesting of the Free Shares, the subsequent sale of Free Shares acquired pursuant to such vesting and the receipt of any dividends; and (2) do not commit to structure the terms of the grant or any aspect of the Free Shares to reduce or eliminate the Beneficiary’s liability for Tax-Related Items.
Prior to vesting of the Free Shares, the Beneficiary will pay or make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all withholding obligations of the Company and/or the Employer, if any. In this regard, the Beneficiary authorizes the Company and/or the Employer to withhold all applicable Tax-Related Items legally payable by the Beneficiary from the Beneficiary’s compensation paid to the Beneficiary by the Company and/or Employer or from proceeds of the sale of Free Shares. Alternatively, or in addition, if permissible under local law, the Company may (1) sell or arrange for the sale of Free Shares that the Beneficiary acquires to meet the withholding obligation for Tax-Related Items and/or (2) withhold in Free Shares, provided that the Company only withholds the amount of Free Shares necessary to satisfy the minimum withholding amount. Finally, the Beneficiary will pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold as a result of the Beneficiary’s participation in the 2015 Performance Plan or the Beneficiary’s acquisition of Free Shares that cannot be satisfied by the means previously described. The Company may refuse to honor the vesting and refuse to deliver the Free Shares if the Beneficiary fails to comply with Beneficiary’s obligations in connection with the Tax-Related Items as described in this section.

Appendix C-16

Nature of Grant. In accepting the grant, the Beneficiary acknowledges that:
(a)    the 2015 Performance Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, unless otherwise provided in the 2015 Performance Plan;
(b)    the grant of the Free Shares is voluntary and occasional and does not create any contractual or other right to receive future grants of Free Shares, or benefits in lieu of Free Shares, even if Free Shares have been granted repeatedly in the past;
(c)    all decisions with respect to future grants, if any, will be at the sole discretion of the Company;
(d)    Beneficiary’s participation in the 2015 Performance Plan shall not create a right to further employment with the Employer and shall not interfere with the ability of the Employer to terminate Beneficiary’s employment relationship at any time with or without cause unless otherwise required under local law;
(e)    Beneficiary is voluntarily participating in the 2015 Performance Plan;
(f)    the Free Shares are an extraordinary item that do not constitute compensation of any kind for services of any kind rendered to the Company or the Employer, and which is outside the scope of Beneficiary’s employment contract, if any;
(g)    the Free Shares are not part of normal or expected compensation or salary for any purpose, including, but not limited to, calculating any severance, resignation, termination, redundancy, end of service payments, bonuses, long service awards, pension or retirement benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Company or the Employer;
(h)    in the event that Beneficiary is not an employee of the Company, the grant will not be interpreted to form an employment agreement or relationship with the Company; and furthermore, the grant will not be interpreted to form an employment agreement with the Employer or any subsidiary or affiliate of the Company;
(i)    the future value of the underlying Free Shares is unknown and cannot be predicted with certainty;
(j)    if the Beneficiary obtains Free Shares, the value of those Free Shares may increase or decrease;
(k)    in consideration of the grant, no claim or entitlement to compensation or damages shall arise from termination of the award of Free Shares or diminution in value of the award resulting from termination of the Beneficiary’s employment with the Company or the Employer (for any reason whatsoever) and the Beneficiary irrevocably releases the Company and the Employer from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by signing the 2015 Performance Plan, the Beneficiary shall be deemed irrevocably to have waived the Beneficiary’s entitlement to pursue such claim; and
(l)    unless otherwise decided by the Board of Directors, in the event of termination of Beneficiary’s employment during the Vesting Period, Beneficiary’s right to vest in the Free Shares under the 2015 Performance Plan, if any, will terminate effective as of the date that Beneficiary is no longer actively employed and will not be extended by any notice period mandated under the

Appendix C-17

local law (e.g., active employment would not include a period of “garden leave” or similar period pursuant to local law).
Data Privacy. The Beneficiary hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of the Beneficiary’s personal data as described in this document by and among, as applicable, the Employer, the Company and its subsidiaries and affiliates for the exclusive purpose of implementing, administering and managing the Beneficiary’s participation in the 2015 Performance Plan.
The Beneficiary understands that the Company and the Employer may hold certain personal information about the Beneficiary, including, but not limited to, the Beneficiary’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares or directorships held in the Company, details of all awards or any other entitlement to Free Shares awarded, canceled, exercised, vested, unvested or outstanding in Beneficiary’s favor, for the exclusive purpose of implementing, administering and managing the 2015 Performance Plan (“Data”).
The Beneficiary understands that the recipients of the Data may be located in France or elsewhere, and that the recipients’ country may have different data privacy laws and protections than the Beneficiary’s country. The Beneficiary understands that the Company may request a list with the names and addresses of any potential recipients of the Data by contacting the Beneficiary’s local human resources representative. The Beneficiary authorizes the Company and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the 2015 Performance Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing the Beneficiary’s participation in the 2015 Performance Plan. The Beneficiary understands that Data will be held only as long as is necessary to implement, administer and manage the Beneficiary’s participation in the 2015 Performance Plan. The Beneficiary understands that the Company may, at any time, view the Data, request additional information about the storage processing of the Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing the Beneficiary’s local human resources representative. Beneficiary understands, however, that refusing or withdrawing the Company’s consent may affect the Beneficiary’s ability to participate in the 2015 Performance Plan. For more information on the consequences of the Beneficiary’s refusal to consent or withdrawal of consent, Beneficiary understands that the Company may contact the Beneficiary’s local human resources representative.
Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to the 2015 Performance Plan or future awards that may be granted under the 2015 Performance Plan by electronic means or to request Beneficiary’s consent to participate in the 2015 Performance Plan by electronic means. Beneficiary hereby consents to receive such documents by electronic delivery and, if requested, to agree to participate in the 2015 Performance Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.
Severability. The provisions of this 2015 Performance Plan are severable and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.
For tax residents of the United States

Appendix C-18

Beneficiary acknowledges that both this award and any Free Shares are securities, the issuance by the Company of which requires compliance with federal and state securities laws.
Beneficiary acknowledges that these securities are made available to Beneficiary only on the condition that Beneficiary makes the representations contained in this section to the Company.
Beneficiary has made a reasonable investigation of the affairs of the Company sufficient to be well informed as to the rights and the value of these securities.
The intent of the parties is that payments and benefits under the 2015 Performance Plan comply with, or be exempt from, Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”) to the extent subject thereto, and, accordingly, to the maximum extent permitted, the 2015 Performance Plan and the Allocation Letters thereunder shall be interpreted and be administered to be in compliance therewith or exempt therefrom. Notwithstanding anything contained herein to the contrary, to the extent required to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, the Beneficiary shall not be considered to have separated from service with the Company for purposes of the 2015 Performance Plan and no payment or benefit shall be due to the Beneficiary under the 2015 Performance Plan and the Allocation Letters thereunder on account of a separation from service until the Beneficiary would be considered to have incurred a “separation from service” from the Company within the meaning of Section 409A of the Code. Any payments or benefits (including vesting grants) described in the 2015 Performance Plan and the Allocation Letters thereunder that are due within the “short-term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless applicable law requires otherwise. Notwithstanding anything to the contrary in the 2015 Performance Plan and the Allocation Letters thereunder, to the extent that any amounts are payable upon a separation from service and such payment would result in accelerated taxation and/or tax penalties under Section 409A of the Code, such payment, under the 2015 Performance Plan or any other agreement of the Company, shall be made on the first business day after the date that is six (6) months following such separation from service (or death, if earlier).
For Beneficiaries who are United States taxpayers, notwithstanding anything to the contrary contained in Article 6.5 of the 2015 Performance Plan, the Free Shares shall be delivered no later than December 31st of the year of the Beneficiary’s Disability or, if later, the fifteenth day of the third month after the date of the Beneficiary’s Disability; provided, that any such Disability will be within the meaning of Section 409A of the Code, and the regulations promulgated thereunder.
For Beneficiaries who are United States taxpayers, notwithstanding anything to the contrary contained in Article 6.6 of the 2015 Performance Plan, the Free Shares shall be delivered no later than December 31st of the year of the Beneficiary’s death or, if later, the fifteenth day of the third month after the date of the Beneficiary’s death.
The Company makes no representation that any or all of the payments described in the 2015 Performance Plan and the Allocation Letters thereunder will be exempt from or comply with Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to any such payment. The Grantee shall be solely responsible for the payment of any taxes and penalties incurred under Section 409A.
The Company makes no representation as to the tax status of the 2015 Performance Plan to the Beneficiary who should seek his or her own tax advice.

Appendix C-19

Exhibit 1
Form of Allocation Letter
[Beneficiary Name and Address]
[Date]

Letter delivered by electronic delivery

[Name of Beneficiary],

We have the pleasure to inform you that, pursuant to the authorization granted by the shareholders’ meeting held on June 28, 2016, the board of directors of Criteo S.A. (the “Company”), during its meeting held on [ ] (the “Grant Date”), granted to you free shares of the Company, under the terms and conditions provided for in Articles L. 225-197-1 to L. 225-197-5 of the French Commercial Code and in the Amended and Restated 2015 Performance-Based Free Share Plan of the Company (the “2015 Performance Plan”). Capitalized terms that are used but not defined herein shall have the meaning ascribed to such terms in the 2015 Performance Plan.
The Board granted to you [ ] free ordinary shares of the Company (the “Shares”), with a par value of EUR 0.025 each (the “Grant”).
There is a period (the “Vesting Period”) at the end of which the Grant will become effective and final (i.e., the Shares will be issued to you and be your property). The Shares may be definitively acquired by you not earlier than [ ] unless you shall cease to be an employee or officer of the Criteo group for any reason whatsoever during the Vesting Period [(subject to the following paragraph)], and subject to the attainment of the following performance goals: [ ].
[In the event (i) you cease to be an employee or officer of the Criteo group more than one year after the Grant Date but prior to the First Vesting Date, and (ii) prior to the termination of your employment or term of office, any of the Performance Targets set forth above are fully satisfied, you shall definitively acquire, on the First Vesting Date, only those Shares that correspond to the Performance Targets that were fully satisfied prior to the termination of your employment or term of office. All other Shares will be automatically forfeited.]
In the event of Disability before the end of the Vesting Period, the free Shares shall be definitively acquired on the date of Disability. In the event of death during the Vesting Period, the free Shares shall be definitively acquired at the date of the request of allocation made by your beneficiaries in the framework of the inheritance. The request for allocation of the Shares shall be made within six (6) months from the date of death in compliance with Article L. 225-197-3 of the French Commercial Code.
By acknowledging this Grant, you hereby acknowledge and agree that any Allocation pursuant to the 2015 Performance Plan shall be subject to any applicable Company clawback policy, as adopted by the Company from time to time.
The detailed terms of this Grant are described in the 2015 Performance-Based Plan, a copy of which is attached hereto. The 2015 Performance Plan is hereby incorporated by reference and made a part hereof, and the free Shares granted herein shall be subject to all terms and conditions of the 2015 Performance Plan and this Allocation Letter. In the event of any conflict between the provisions

Appendix C-20

of this Allocation Letter and the provisions of the 2015 Performance Plan, the provisions of the 2015 Performance Plan shall govern.
Thank you for sending us a copy of the 2015 Performance Plan to people.experience@criteo.com, duly initialed and signed, not later than [90 days from the date of the Allocation Letter], failing which the above grant shall be null and void.

Yours sincerely,
CRITEO

Appendix C-21

SIGNATURE PAGE

Acknowledged by: _________________________________ Date: _________________
(Print Name)

__________________________________
(Sign Name)

Please return a signed copy to people.experience@criteo.com.

Appendix C-22

IMPORTANT : avant d'exercer votre choix, veuillez prendre connaissance des instructions situées au verso / *Before selecting, please see instructions on reverse side.*
Voir en page 3 les projets de résolution soumis à l'Assemblée Générale correspondant à la numérotation ci-dessous / For a description of the matters to be voted upon at the General Meeting and the corresponding numbered resolution on the agenda, please see page 3.

QUELLE QUE SOIT L'OPTION CHOISIE, DATER ET SIGNER AU BAS DU FORMULAIRE / *WHICHEVER OPTION IS USED, DATE AND SIGN AT THE BOTTOM OF THE FORM*

A. ☐ Je désire assister à cette assemblée et demande une carte d'admission. / *I wish to attend the shareholder's meeting and request an admission card.*

B. ☐ J'utilise le formulaire de vote par correspondance ou par procuration ci-dessous. / *I prefer to use the postal voting form or the proxy form as specified below.*

CRITEO

Société anonyme
au capital de 1 648 944,85 Euros
Siège social : 32, rue Blanche
75009 - Paris
484 786 249 R.C.S. PARIS

ASSEMBLÉE GÉNÉRALE MIXTE
Convoquée pour le 16 Mai 2019 à 10h00
Au Siège Social : 32, rue Blanche - 75009 Paris

COMBINED GENERAL MEETING
To be held on May 16th, 2019, at 10:00 a.m.
At the registered Office : 32, rue Blanche - 75009 Paris

CADRE RESERVE / *For Company's use only*

Identifiant / *Account*

Nombre d'actions / *Number of shares*
- Nominatif / *Registered*
  - Vote simple / *single vote*
  - Vote double / *double vote*
- Porteur / *Bearer*

Nombre de voix / *Number of voting rights*

FORMULAIRES DÉDIÉS AUX SOCIÉTÉS EUROPÉENNES / FORM APPLYING TO EUROPEAN COMPANY

☐ **JE VOTE PAR CORRESPONDANCE / *I VOTE BY POST***
Cf. au verso renvoi (2) - *See reverse (2)*

J'exprime mon choix en noircissant une case par résolution. / *I express my choice by shading one box by resolution.*
PROJETS DE RÉSOLUTIONS AGRÉÉS OU NON PAR LE CONSEIL D'ADMINISTRATION
DRAFT RESOLUTIONS APPROVED OR NOT BY THE BOARD OF DIRECTORS

Agrées par le Conseil d'administration. / *Approved by the Board of Directors*

	1	2	3	4	5	6	7	8	9	10
Pour / *For*	☐	☐	☐	☐	☐	☐	☐	☐	☐	☐
Contre / *Against*	☐	☐	☐	☐	☐	☐	☐	☐	☐	☐
Abs. / *Abs.*	☐	☐	☐	☐	☐	☐	☐	☐	☐	☐
	11	**12**	**13**	**14**	**15**	**16**	**17**	**18**	**19**	**20**
Pour / *For*	☐	☐	☐	☐	☐	☐	☐	☐	☐	☐
Contre / *Against*	☐	☐	☐	☐	☐	☐	☐	☐	☐	☐
Abs. / *Abs.*	☐	☐	☐	☐	☐	☐	☐	☐	☐	☐
	21	**22**	**23**	**24**	**25**	**26**	**27**			
Pour / *For*	☐	☐	☐	☐	☐	☐	☐			
Contre / *Against*	☐	☐	☐	☐	☐	☐	☐			
Abs. / *Abs.*	☐	☐	☐	☐	☐	☐	☐			
Pour / *For*										
Contre / *Against*										
Abs. / *Abs.*3										

Non agréés / *Not approved.*

	A	B
Pour / *For*	☐	☐
Contre / *Against*	☐	☐
Abs. / *Abs.*	☐	☐
	C	**D**
Pour / *For*	☐	☐
Contre / *Against*	☐	☐
Abs. / *Abs.*	☐	☐
	E	**F**
Pour / *For*	☐	☐
Contre / *Against*	☐	☐
Abs. / *Abs.*	☐	☐
	G	**H**
Pour / *For*	☐	☐
Contre / *Against*	☐	☐
Abs. / *Abs.*	☐	☐

Si des amendements ou des résolutions nouvelles étaient présentés en assemblée / *In case amendments or new resolutions are proposed during the meeting*
- Je donne pouvoir au Président de l'A.G. de voter en mon nom. / *I appoint the Chairman of the meeting to vote on my behalf* . . . ☐
- Je m'abstiens (l'abstention équivaut à un vote contre). / *I abstain from voting (abstention shall be considered as a vote against)* . . ☐
- Je donne procuration (cf. au verso renvoi 4) à M. ou Mme, Raison Sociale. . . . . pour voter en mon nom / *I appoint (see reverse (4)) Mr or Mrs, Corporate Name... to vote on my behalf* ☐

☐ **JE DONNE POUVOIR AU PRÉSIDENT DE L'ASSEMBLÉE GÉNÉRALE**

I HEREBY GIVE MY PROXY TO THE CHAIRMAN OF THE MEETING

cf. au verso renvoi (3) - *See reverse (3)*

☐ **JE DONNE POUVOIR A :** (cf. au verso renvoi (4)) - (soit le conjoint ou le partenaire avec lequel il a été conclu un pacte civil de solidarité, soit un autre actionnaire)
I HEREBY APPOINT (see reverse (4)) - (who may be your spouse, the partner with whom you have entered into a civil union or another shareholder)

M. ou Mme, Raison Sociale
Mr or Mrs, Corporate Name

Adresse - *Address*

Nom, Prénom, Adresse de l'actionnaire (si ces informations figurent déjà sur le formulaire, les vérifier et les rectifier éventuellement)
- Surname, first name, address of the shareholder (if this information is already supplied on this form, please verify and correct if necessary)
Cf. au verso renvoi (1) - *See reverse (1)*

Pour être prise en considération, toute formule doit parvenir au plus tard :
In order to be taken into account, this completed form must be received at the latest sur 1re convocation / *on 1st convening*
12/05/2019

sur 2e convocation / *on 2nd convening*

Date & Signature

à/*at* BNP PARIBAS SECURITIES SERVICES, CTO Assemblées, Les Grands Moulins de Pantin - 9 rue du Débarcadère - 93761 Pantin Cedex

CONDITIONS GÉNÉRALES DE VOTE

(1) GENERAL

Le signataire est prié d'inscrire très exactement, dans la zone réservée à cet effet, ses nom (en majuscules), prénom usuel et adresse ; si ces indications figurent déjà sur le formulaire, le signataire doit les vérifier et, éventuellement, les rectifier.

Pour les personnes morales, le signataire doit renseigner ses nom, prénom et qualité. Si le signataire n'est pas l'actionnaire (exemple : Administrateur légal, Tuteur, etc.) il doit mentionner ses nom, prénom et la qualité en laquelle il signe le formulaire de vote. Le formulaire adressé pour une assemblée vaut pour les assemblées successives convoquées avec le même ordre du jour (article R 225-77 alinéa 3 du Code de Commerce).

Le texte des résolutions figure dans le dossier de convocation joint au présent formulaire (article R 225-81 du Code de Commerce). Merci de ne pas à la fois voter par correspondance et donner pouvoir au président de l'assemblée ou à un mandataire dénommé [(Article R 225-81 paragraphe 8 (Code de Commerce)]. La version française de ce document fait foi, la version anglaise est fournie à titre d'information uniquement.

(2) SI VOUS CHOISISSEZ DE VOTER PAR CORRESPONDANCE, LES DISPOSITIONS CI-APRES S'APPLIQUENT :

Article L.225-107 du Code de Commerce (extrait) :

"I. Tout actionnaire peut voter par correspondance, au moyen d'un formulaire dont les mentions sont fixées par décret en Conseil d'Etat. Les dispositions contraires des statuts sont réputées non écrites.

Pour le calcul du quorum, il n'est tenu compte que des formulaires qui ont été reçus par la société avant la réunion de l'assemblée, dans les conditions de délais fixées par décret en Conseil d'Etat. Les formulaires ne donnant aucun sens de vote ou exprimant une abstention sont considérés comme des votes négatifs."

1- Si vous votez par correspondance, vous devez obligatoirement noircir la case « je vote par correspondance ». Dans ce cas, vous devez vous conformer aux instructions ci-après pour chaque résolution :

- voter en faveur de la résolution en noircissant la case « pour » ou
- voter contre la résolution en noircissant la case « contre »;
- vous abstenir en noircissant la case « abstention » (ce qui équivaut à un vote « contre »).

Si vous ne noircissez aucune des trois cases pour une résolution donnée, vous serez réputé vous être abstenu et vos actions seront donc comptabilisées contre l'adoption de la résolution considérée.

2 - Pour le cas où des amendements aux résolutions présentées ou des résolutions nouvelles seraient déposées lors de l'assemblée, trois options vous sont offertes : (i) donner pouvoir au président de l'assemblée générale de voter en votre nom, (ii) donner pouvoir à une personne de votre choix (qui peut être un autre actionnaire, votre époux ou le partenaire avec lequel vous avez conclu un pacte civil de solidarité) pour voter en votre nom, en noircissant la case correspondante ou (iii) vous abstenir de voter. Si vous choisissez l'option (i) ou l'option (ii) les dispositions ci-après seront également applicables dans l'hypothèse où des amendements ou des résolutions nouvelles seraient présentés en assemblée.

(3) SI VOUS CHOISISSEZ DE DONNER POUVOIR AU PRÉSIDENT DE L'ASSEMBLÉE GÉNÉRALE POUR VOTER EN VOTRE NOM, LES DISPOSITIONS CI-APRES S'APPLIQUENT

Article L. 225-106 du Code de Commerce (extrait) :

"...Le président de l'assemblée générale émet un vote favorable à l'adoption de projets de résolutions présentés ou agréés par le conseil d'administration ou le directoire, selon le cas, et un vote défavorable à l'adoption de tous les autres projets de résolution. Pour émettre tout autre vote, l'actionnaire doit faire choix d'un mandataire qui accepte de voter dans le sens indiqué par le mandant".

(4) SI VOUS CHOISISSEZ DE DONNER POUVOIR À UNE PERSONNE DÉNOMMÉE (PERSONNE PHYSIQUE OU MORALE) DE VOTER EN VOTRE NOM, LES DISPOSITIONS CI-APRES S'APPLIQUENT

Article L.225-106 du Code de Commerce (extrait) :

I - Un actionnaire peut se faire représenter par un autre actionnaire, par son conjoint ou par le partenaire avec lequel il a conclu un pacte civil de solidarité.

Il peut en outre se faire représenter par toute autre personne physique ou morale de son choix :

1° Lorsque les actions de la société sont admises aux négociations sur un marché réglementé ;

2° Lorsque les actions de la société sont admises aux négociations sur un système multilatéral de négociation soumis aux dispositions du II de l'article L. 433-3 du code monétaire et financier dans les conditions prévues par le règlement général de l'Autorité des marchés financiers, figurant sur une liste arrêtée par l'autorité dans des conditions fixées par son règlement général, et que les statuts le prévoient.

II - Le mandat ainsi que, le cas échéant, sa révocation sont écrits et communiqués à la société. Les conditions d'application du présent alinéa sont précisées par décret en Conseil d'Etat.

III - Avant chaque réunion de l'assemblée générale des actionnaires, le président du conseil d'administration ou le directoire, selon le cas, peut organiser la consultation des actionnaires mentionnés à l'article L.225-102 afin de leur permettre de désigner un ou plusieurs mandataires pour les représenter à l'assemblée générale conformément aux dispositions du présent article.

Cette consultation est obligatoire lorsque, les statuts ayant été modifiés en application de l'article L.225-23 ou de l'article L.225-71, l'assemblée générale ordinaire doit nommer au conseil d'administration ou au conseil de surveillance, selon le cas, un ou des salariés actionnaires ou membres des conseils de surveillance des fonds communs de placement d'entreprise détenant des actions de la société. Cette consultation est également obligatoire lorsque l'assemblée générale extraordinaire doit se prononcer sur une modification des statuts en application de l'article L.225-23 ou de l'article L.225-71. Les clauses contraires aux dispositions des alinéas précédents sont réputées non écrites.

Article L. 225-106-1 du Code de Commerce

Lorsque, dans les cas prévus aux troisième et quatrième alinéas du I de l'article L. 225-106, l'actionnaire se fait représenter par une personne autre que son conjoint ou le partenaire avec lequel il a conclu un pacte civil de solidarité, il est informé par son mandataire de tout fait lui permettant de mesurer le risque que ce dernier poursuive un intérêt autre que le sien.

Cette information porte notamment sur le fait que le mandataire ou, le cas échéant, la personne pour le compte de laquelle il agit :

1° Contrôle, au sens de l'article L. 233-3, la société dont l'assemblée est appelée à se réunir ;

2° Est membre de l'organe de gestion, d'administration ou de surveillance de cette société ou d'une personne qui la contrôle au sens de l'article L. 233-3 ;

3° Est employé par cette société ou par une personne qui la contrôle au sens de l'article L. 233-3 ;

4° Est contrôlé ou exerce l'une des fonctions mentionnées au 2° ou au 3° dans une personne ou une entité contrôlée par une personne qui contrôle la société, au sens de l'article L. 233-3.

Cette information est également délivrée lorsqu'il existe un lien familial entre le mandataire ou, le cas échéant, la personne pour le compte de laquelle il agit, et une personne physique placée dans l'une des situations énumérées aux 1° à 4°.

Lorsqu'en cours de mandat, survient l'un des faits mentionnés aux alinéas précédents, le mandataire en informe sans délai son mandant. A défaut par ce dernier de confirmation expresse du mandat, celui-ci est caduc.

La caducité du mandat est notifiée sans délai par le mandataire à la société. Les conditions d'application du présent article sont précisées par décret en Conseil d'Etat.

Article L. 225-106-2 du Code de Commerce

Toute personne qui procède à une sollicitation active de mandats, en proposant directement ou indirectement à un ou plusieurs actionnaires, sous quelque forme et par quelque moyen que ce soit, de recevoir procuration pour les représenter à l'assemblée d'une société mentionnée aux troisième et quatrième alinéas de l'article L. 225-106, rend publique sa politique de vote.

Elle peut également rendre publiques ses intentions de vote sur les projets de résolution présentés à l'assemblée. Elle exerce alors, pour toute procuration reçue sans instructions de vote, un vote conforme aux intentions de vote ainsi rendues publiques.

Les conditions d'application du présent article sont précisées par décret en Conseil d'Etat.

Article L. 225-106-3 du Code de Commerce

Le tribunal de commerce dans le ressort duquel la société a son siège social peut, à la demande du mandant et pour une durée qui ne saurait excéder trois ans, priver le mandataire du droit de participer en cette qualité à toute assemblée de la société concernée en cas de non-respect de l'obligation d'information prévue aux troisième à septième alinéas de l'article L. 225-106-1 ou des dispositions de l'article L. 225-106-2. Le tribunal peut décider la publication de cette décision aux frais du mandataire. Le tribunal peut prononcer les mêmes sanctions à l'égard du mandataire sur demande de la société en cas de non-respect des dispositions de l'article L. 225-106-2. »

Si les informations contenues sur ce formulaire sont utilisées pour un fichier nominatif informatisé, elles sont soumises aux prescriptions de la loi n° 78-17 du 6 janvier 1978, notamment en ce qui concerne le droit d'accès et de rectification pouvant être exercé par l'intéressé auprès de son teneur de compte.

VOTE TERMS AND CONDITIONS

(1) GENERAL

The signatory should write his/her exact name and address in capital letters in the space provided; if this information is already supplied, please verify and correct if necessary.

If the signatory is a legal entity, the signatory should indicate his/her full name and the capacity in which he is entitled to sign on the legal entity's behalf. If the signatory is not the shareholder (e.g. a legal guardian), please specify your full name and the capacity in which you are signing the proxy. The form sent for one meeting will be valid for all meetings subsequently convened with the same agenda (Article R 225-77 alinéa 3 du Code de Commerce).

The text of the resolutions is in the notification of the meeting which is sent with this proxy (Article R 225-81 du Code de Commerce). Please do not both vote by post and appoint the chairman of the general meeting or an identified person (Article R 225-81 du Code de Commerce). The French version of this document governs; The English translation is for convenience only.

(2) IF YOU CHOOSE TO VOTE BY POST, THE FOLLOWING APPLIES

Article L. 225-107 du Code de Commerce (extract):

"I. A shareholder can vote by post, using a form of which the content shall be fixed by decree approved by the High Administrative Court (Conseil d'Etat). Any provisions to the contrary contained in the bylaws shall be deemed non-existent. When calculating the quorum, only the forms received by the Company before the meeting within the time limit determined by decree approved by the Conseil d'Etat shall be taken into account. Forms not indicating any vote or expressing an abstention shall be considered as a vote against."

1 - If you wish to vote by post, you must shade the box "I vote by post" on the front of the document. In such event, please comply with the following instructions for each resolution:

- vote in favor of the relevant resolution by shading the box "For" or
- vote against the relevant resolution by shading the box "Against"or
- select "Abstention." (abstention, which has the effect of voting "No" under French law)

If you do not shade any of the 3 boxes for a given resolution, you will be deemed to have abstained and your shares will therefore be counted against the relevant draft resolution.

2 - In the event that amendments or new resolutions are proposed during the shareholder meeting, you are requested to choose between three possibilities: (i) appointing the chairman of the meeting to vote on your behalf; (ii) appointing the person of your choice (who may be another shareholder, your spouse or your partner with whom you have entered into a civil union) to vote on your behalf, by shading the appropriate box, or (iii) abstaining from voting. If you select option (i) or (ii), the applicable instructions and conditions described below will apply to your selection with respect to any amendments or new resolutions proposed during the shareholder's meeting.

(3) IF YOU CHOOSE TO APPOINT THE CHAIRMAN OF THE GENERAL MEETING TO VOTE ON YOUR BEHALF, THE FOLLOWING APPLIES:

Article L. 225-106 du Code de Commerce (extract):

"...The chairman of the general meeting shall issue a vote in favor of adopting the resolutions submitted or approved by the Board of Directors or the Executive Board, as the case may be, and a vote against adopting any other resolutions. To issue any other vote, the shareholder must appoint a proxy who agrees to vote in the manner indicated by his principal".

(4) IF YOU CHOOSE TO APPOINT AN IDENTIFIED PERSON (INDIVIDUAL OR LEGAL ENTITY) TO VOTE ON YOUR BEHALF, THE FOLLOWING APPLIES:

Article L. 225-106 du Code de Commerce (abstract):

I - A shareholder may be represented by another shareholder, by his or her spouse, or by his or her partner with whom he or she has entered into a civil union.

He or she can also be represented by an individual or legal entity of his or her choice:

2° When the shares are admitted to trading on a multilateral trading facility which is subject to paragraph II of Article L. 433-3 of the code monétaire et financier under the conditions provided by the general regulation of the Autorité des marchés financiers (French Financial Markets Authority), included on a list issued by this authority subject to the conditions provided by its general regulation, and stated in the company memorandum and articles of association.

II - The proxy as well as its dismissal, as the case may be, must be written and made known to the company. A Conseil d'Etat decree specifies the implementation of the present paragraph.

III - Before every general meeting, the chairman of the board of directors or the executive board, as the case may be, may organize a consultation with the shareholders mentioned in Article L. 225-102 to enable them to appoint one or more proxies to represent them at the meeting in accordance with the provisions of this Article.

Such a consultation shall be obligatory where, following the amendment of the memorandum and articles of association pursuant to Article L. 225-23 or Article L. 225-71, the ordinary general meeting is required to appoint to the board of directors or the supervisory board, as the case may be, one or more shareholder employees or members of the supervisory board of the company investment funds that holds company's shares. Such a consultation shall also be obligatory where a special shareholders' meeting is required to take a decision on an amendment to the memorandum and articles of association pursuant to Article L. 225-23 or Article L. 225-71. Any clauses that conflict with the provisions of the preceding sub-paragraphs shall be deemed non-existent.

Article L. 225-106-1 du Code de Commerce:

When, in the events envisaged by the third and fourth paragraphs of the Article L. 225-106 I, the shareholder can be represented by a person other than his or her spouse or his or her partner who he or she has entered into a civil union with, he or she is informed by the proxy of any event enabling him or her to measure the risk that the latter pursue an interest other than his or hers. This information relates in particular to the event that the proxy or, as the case may be, the person on behalf of whom it acts:

1° Controls, in the sense of Article L. 233-3, the company for which the general meeting has been called;

2° Is member of the management, administrative or supervisory authority of the company or a person which controls it within the meaning of Article L. 233-3;

3° Is employed by the company or a person which controls it within the meaning of Article L. 233-3;

4° Is controlled or holds one of the positions mentioned in 2° or 3° for a person or an entity controlled by a person who controls the company, within the meaning of Article L. 233-3.

This information is also delivered when a family tie exists between the proxy or, if necessary, the person on behalf of whom it acts, and a natural person placed in one of the situations enumerated from 1° to 4°.

When during the proxy, one of the events mentioned within the preceding subparagraphs occurs, the proxy informs without delay his constituent. If the latter fails to explicitly confirm the proxy, the proxy is void.

The proxy must notify the company of the voiding of the proxy without delay. The conditions of application of this Article are determined by a Conseil d'Etat decree.

Article L. 225-106-2 du Code de Commerce:

Any person who proceeds to an active request of proxy, while proposing directly or indirectly to one or more shareholders, under any form and by any means, to receive a proxy to represent them at the general meeting of a company mentioned in the third and fourth subparagraphs of the Article L. 225-106, shall release its voting policy.

It can also release its voting intentions on the draft resolutions submitted to the general meeting. It exercises then, for any proxy received without voting instructions, a vote in conformity with the released voting intentions.

The conditions of application of this Article are determined by a Conseil d'Etat decree.

Article L. 225-106-3 du Code de Commerce

The commercial court of which the company's head office falls under can, at the request of the constituent and for a duration which cannot exceed three years, deprive the proxy of the right to take part in this capacity to every general meeting of the company in the event of non-compliance with mandatory information envisaged from the third to seventh paragraphs of Article L. 225-106-1 or with the provisions of Article L. 225-106-2. The court can decide the publication of this decision at the expense of the proxy.

The court can impose the same sanctions towards the proxy on request of the company in the event of non- compliance of the provisions of the Article L. 225-106-2".

If any information included in this form is used for a computer file, it is protected by the provisions of Law No 78-17 of January 6, 1978, especially about rights of access and alteration that can be exercised by interested parties nearby their custodian

THE PROXY WITH RESPECT TO THE CHAIRMAN OF THE MEETING IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CRITEO S.A.

ORDRE DU JOUR DE L’ASSEMBLEE GENERALE
Si vous choisissez de donner pouvoir au président de l’assemblée générale pour voter en votre nom, le président émettra un vote favorable à l’adoption des résolutions suivantes.

Les points suivants, proposés par le Conseil d’administration, seront soumis au vote de l’assemblée générale de 2019 :

Ordre du jour de la compétence de l’assemblée générale ordinaire:

AGENDA OF THE GENERAL MEETING
Please note that if you grant a proxy to the chairman of the meeting to vote your ordinary shares, the chairman will vote in favor of adopting the following resolutions.
The following matters proposed by the Board of Directors will be considered at the 2019 general meeting:

Agenda for the Ordinary Shareholders’ Meeting:

1. renouvellement du mandat d’administrateur de Monsieur Hubert de Pesquidoux	1. Renewal of the term of office of Mr. Hubert de Pesquidoux as Director,
2. renouvellement du mandat d’administrateur de Madame Nathalie Balla	2. Renewal of the term of office of Ms. Nathalie Balla as Director,
3. renouvellement du mandat d’administrateur de Madame Rachel Picard	3. Renewal of the term of office of Ms. Rachel Picard as Director,
4. ratification de la nomination à titre provisoire par le Conseil d’administration de Madame Marie Lalleman en qualité d’administrateur	4. Ratification of the provisional appointment of Ms. Marie Lalleman as Director,
5. avis consultatif sur la rémunération versée par la Société aux named executive officers de la Société	5. Approval, on a non-binding, advisory basis, of the compensation for the named executive officers of the Company;
6. approbation des comptes annuels de l'exercice clos le 31 décembre 2018	6. Approval of the statutory financial statements for the fiscal year ended December 31, 2018,
7. approbation des comptes consolidés de l'exercice clos le 31 décembre 2018	7. Approval of the consolidated financial statements for the fiscal year ended December 31, 2018,
8. quitus aux administrateurs et aux commissaires aux comptes pour l'exercice de leur mandat au cours de l'exercice clos le 31 décembre 2018	8. Approval of the discharge (quitus) of the members of the Board of Directors and the statutory auditors for the performance of their duties for the fiscal year ended December 31, 2018,
9. affectation des résultats de l'exercice clos le 31 décembre 2018	9. Approval of the allocation of profits for the fiscal year ended December 31, 2018,
10. ratification d’une convention visée à l’article L. 225-38 du Code de commerce (Indemnification Agreement conclu entre la Société et Monsieur Jean-Baptiste Rudelle)	10. Ratification of an indemnification agreement entered into with Mr. Jean-Baptiste Rudelle (agreement referred to in Articles L. 225-38 et seq. of the French Commercial Code),
11. approbation d’une convention visée à l’article L. 225-38 du Code de commerce (Indemnification Agreement conclu entre la Société et Monsieur Benoit Fouilland)	11. Approval of an indemnification agreement entered into with Mr. Benoit Fouilland (agreement referred to in Articles L. 225-38 et seq. of the French Commercial Code),
12. ratification d’une convention visée à l’article L. 225-38 du Code de commerce (Indemnification Agreement conclu entre la Société et Monsieur Hubert de Pesquidoux)	12. Ratification of an indemnification agreement entered into with Mr. Hubert de Pesquidoux (agreement referred to in Articles L. 225-38 et seq. of the French Commercial Code),
13. ratification d’une convention visée à l’article L. 225-38 du Code de commerce (Indemnification Agreement conclu entre la Société et Monsieur James Warner)	13. Ratification of an indemnification agreement entered into with Mr.James Warner (agreement referred to in Articles L. 225-38 et seq. of the French Commercial Code),
14. ratification d’une convention visée à l’article L. 225-38 du Code de commerce (Indemnification Agreement conclu entre la Société et Madame Sharon Fox Spielman)	14. Ratification of an indemnification agreement entered into with Ms. Sharon Fox Spielman (agreement referred to in Articles L. 225-38 et seq. of the French Commercial Code),
15. ratification d’une convention visée à l’article L. 225-38 du Code de commerce (Indemnification Agreement conclu entre la Société et Monsieur Edmond Mesrobian)	15. Ratification of an indemnification agreement entered into with Mr. Edmond Mesrobian (agreement referred to in Articles L. 225-38 et seq. of the French Commercial Code),
16. ratification d’une convention visée à l’article L. 225-38 du Code de commerce (Indemnification Agreement conclu entre la Société et Madame Nathalie Balla)	16. Ratification of an indemnification agreement entered into with Ms. Nathalie Balla (agreement referred to in Articles L. 225-38 et seq. of the French Commercial Code),
17. ratification d’une convention visée à l’article L. 225-38 du Code de commerce (Indemnification Agreement conclu entre la Société et Madame Rachel Picard)	17. Ratification of an indemnification agreement entered into with Ms. Rachel Picard (agreement referred to in Articles L. 225-38 et seq. of the French Commercial Code),
18. autorisation à donner au Conseil d’administration en vue de l’achat par la Société de ses propres actions conformément aux dispositions de l’article L. 225-209-2 du Code de commerce	18. Delegation of authority to the Board of Directors to execute a buyback of Company stock in accordance with Article L. 225-209-2 of the French Commercial Code,
Ordre du jour de la compétence de l’assemblée générale extraordinaire:	Agenda for the Extraordinary Shareholders’ Meeting:
19. autorisation à donner au Conseil d’administration en vue de réduire le capital social par voie d’annulation d’actions dans le cadre de l’autorisation de rachat par la Société de ses propres actions conformément aux dispositions de l’article L. 225-209-2 du Code de commerce

19. Delegation of authority to the Board of Directors to reduce the Company’s share capital by cancelling shares as part of the authorization to the Board of Directors allowing the Company to buy back its own shares in accordance with the provisions of Article L. 225-209-2 of the French Commercial Code,

20. fixation du nombre maximum de membres du Conseil d’administration - Modification corrélative de l’article 11.1 des statuts de la Société	20. Approval of an amendment to the Company’s by-laws setting forth the maximum number of Directors,
21. délégation de compétence à consentir au Conseil d’administration à l’effet d’émettre et attribuer des bons de souscription d’actions avec suppression du droit préférentiel de souscription des actionnaires au profit d’une catégorie de personnes répondant à des caractéristiques déterminées

21. Delegation of authority to the Board of Directors to issue and grant non-employee warrants (bons de souscription d’actions) for the benefit of a category of persons meeting predetermined criteria, without shareholders’ preferential subscription rights,

22. fixation du nombre maximum d’actions susceptibles d’être émises ou acquises en vertu des autorisations objets des quinzième (autorisation à l’effet de consentir des options de souscription ou d’achat d’actions), seizième (autorisation à l’effet de procéder à l’attribution gratuite d’actions au personnel salarié de la Société et de ses filiales) et dix-septième (autorisation à l’effet de procéder à l’attribution gratuite d’actions de performance aux dirigeants sociaux et certains membres du personnel salarié de la Société et de ses filiales) résolutions de l’assemblée générale mixte du 28 juin 2017 et en vertu du point 21 ci-dessus

22. Approval of the overall limits on the number of ordinary shares to be issued pursuant to resolution 15 (authorization to grant options to purchase or to subscribe shares), resolution 16 (authorization to grant time-based free shares/restricted stock units to employees of the Company and of its subsidiaries) and resolution 17 (authorization to grant performance-based free shares/restricted stock units to executives and certain employees of the Company and its subsidiaries) adopted by the Annual General Meeting of Shareholders held on June 28, 2017 and Resolution 21 above,

23. délégation de compétence à consentir au Conseil d’administration en vue d’augmenter le capital par émission d’actions ordinaires ou de toutes valeurs mobilières donnant accès au capital avec suppression du droit préférentiel de souscription des actionnaires au profit d’une catégorie de personnes répondant à des caractéristiques déterminées

23. Delegation of authority to the Board of Directors to increase the Company’s share capital by issuing ordinary shares, or any securities giving access to the Company’s share capital, for the benefit of a category of persons meeting predetermined criteria (underwriters), without shareholders’ preferential subscription rights,

24. délégation de compétence à consentir au Conseil d’administration en vue d’augmenter le capital par émission d’actions ordinaires ou de toutes valeurs mobilières donnant accès au capital avec suppression du droit préférentiel de souscription des actionnaires dans le cadre d’une offre au profit d’investisseurs qualifiés ou d’un cercle restreint d’investisseurs visée au II de l’article L. 411-2 du Code monétaire et financier

24. Delegation of authority to the Board of Directors to increase the Company’s share capital by issuing ordinary shares or any securities giving access to the Company’s share capital in the context of a private placement, without shareholders’ preferential subscription rights,

25. délégation de compétence à consentir au Conseil d’administration en vue d’augmenter le nombre de titres à émettre en cas d’augmentation de capital sans droit préférentiel de souscription réalisée en vertu de la délégation visée aux points 23 et 24 ci-dessus

25. Delegation of authority to the Board of Directors to increase the number of securities to be issued as a result of a share capital increase pursuant to the delegations in Resolutions 23 and 24 above, without shareholders’ preferential subscription rights,

26. délégation de compétence à consentir au Conseil d’administration en vue d’augmenter le capital par incorporation de primes, réserves, bénéfices ou autres	26. Delegation of authority to the Board of Directors to increase the Company’s share capital through incorporation of premiums, reserves, profits or any other amounts that may be capitalized, and
27. délégation à consentir au Conseil d’administration en vue d’augmenter le capital social par émission d’actions et de valeurs mobilières donnant accès au capital de la Société au profit des salariés adhérant au plan d'épargne d’entreprise

27. Delegation of authority to the Board of Directors to increase the Company’s share capital by way of issuing shares and securities giving access to the Company’s share capital for the benefit of members of a Company savings plan (plan d'épargne d’entreprise).

About Criteo

Criteo (NASDAQ: CRTO) is the advertising platform for the open Internet, an ecosystem that favors neutrality, transparency and inclusiveness. 2,700 Criteo team members partner with over 19,000 customers and thousands of publishers around the globe to deliver effective advertising across all channels, by applying advanced machine learning to unparalleled data sets. Criteo empowers companies of all sizes with the technology they need to better know and serve their customers.

For more information, please visit www.criteo.com.

Criteo S.A. | 32, Rue Blanche, 75009 Paris, France
+33 1 4040 2290| www.criteo.com

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